UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-22774

Name of Fund:	BlackRock Multi-Sector Income Trust (BIT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector Income Trust, 50 Hudson Yards, New York, NY 10001
Registrant’s telephone number, including area code: (800)
882-0052,
Option 4
Date of fiscal year end: 12/31/2023
Date of reporting period: 12/31/2023

Item 1 – Report to Stockholders
(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2023

2023 Annual Report

BlackRock Debt Strategies Fund, Inc. (DSU)
BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
BlackRock Income Trust, Inc. (BKT)
BlackRock Limited Duration Income Trust (BLW)
BlackRock Multi-Sector Income Trust (BIT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information
(unaudited)

Section 19(a) Notices
BlackRock Debt Strategies Fund, Inc.’s (DSU), BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA), BlackRock Income Trust, Inc.’s (BKT), BlackRock Limited Duration Income Trust’s (BLW) and BlackRock Multi-Sector Income Trust’s (BIT) (collectively, the “Funds” or individually, a “Fund”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
December 31, 2023

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Fund Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

DSU	$0.983251	$—	$—	$0.063179		$1.046430	94%	—%	—%	6%	100%
FRA	1.252554	—	—	0.069006		1.321560	95	—	—	5	100
BKT	0.389110	—	—	0.669290		1.058400	37	—	—	63	100
BLW	1.064229	—	—	0.142371		1.206600	88	—	—	12	100
BIT	0.143266	—	—	0.104134		0.247400	58	—	—	42	100

(a)
Each Fund estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at
blackrock.com
.
Managed Distribution Plan
The Funds, each with the approval of its Board of Directors (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Funds currently distribute the following fixed amounts per share on a monthly basis.

Fund Name	Amount Per Common Share

DSU	$0.098730
FRA	0.123840
BKT	0.088200
BLW	0.107900
BIT	0.123700
The fixed amounts distributed per share are subject to change at the discretion of each Fund’s Board. Each Fund is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, a Fund will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, a Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, a Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.
Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance is presented in its financial highlights table.
Each Fund’s Board may amend, suspend or terminate a Fund’s Plan at any time without prior notice to the Fund’s shareholders if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to DSU’s, BKT’s, BLW’s and BIT’s prospectus for a more complete description of a Fund’s risks.

2	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Markets in Review
Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.
The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit
blackrock.com
for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500 ® Index)	8.04%	26.29%

U.S. small cap equities (Russell 2000 ® Index)	8.18	16.93

International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24

Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.
Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU)

Investment Objective
BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”)
primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including senior and subordinated corporate loans, both secured and unsecured, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P Global Ratings (“S&P”) or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary investment objective is to seek to provide capital appreciation.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($10.79) (a)	10.98%
Current Monthly Distribution per Common Share (b)	$0.098730
Current Annualized Distribution per Common Share (b)	$1.184760
Leverage as of December 31, 2023 (c)	23%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low

Closing Market Price	$10.79	$9.20	17.28%	$10.85	$9.20
Net Asset Value	10.89	10.44	4.31	10.89	10.44
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV (a)(b)	15.74%	7.34%	5.95%
Fund at Market Price (a)(b)	30.14	10.50	6.82

Reference Benchmark (c)	13.42	5.61	4.53
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (d)	13.44	5.35	4.59
Morningstar LSTA Leveraged Loan Index	13.32	5.80	4.42

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Reference Benchmark is comprised of the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (50%) and the Morningstar LSTA Leveraged Loan Index (50%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)
An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
Bank loans performed well in 2023, as investors gravitated toward asset classes with the ability to perform well when interest rates are rising. High yield bonds also produced robust gains, as the backdrop of falling inflation and continued economic growth fueled positive returns for the credit-sensitive areas of the fixed-income market.
From an asset allocation perspective, bank loans were the largest contributor to the portfolio’s returns, followed by high yield bonds. Technology, consumer cyclical services, and building materials were the three largest contributors at the sector level, although nearly every sector added to returns at a time of strong market performance. B rated issues were the largest contributors, followed by BBs and CCCs. On the other hand, the Fund’s allocation to CC rated securities was a slight detractor.
The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Fund’s asset allocation positioning remained largely consistent, with bank loans being the dominant position. Sector allocations were also steady, although bottom-up factors are the key driver of the Fund’s overall positioning.
Describe portfolio positioning at period end.
Bank loans were the largest allocation in the portfolio, but high yield bonds were a meaningful position, as well. The Fund’s largest positions were in the technology, consumer cyclical services, and healthcare sectors. The Fund had relatively smaller weightings in retailers and home construction. In energy, the Fund remained broadly underweight across the midstream, independent energy, and oil field services sectors. From a credit rating perspective, the Fund was overweight in B rated issues and underweight in BBs. It also held a small position in BBB rated securities.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2023 (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	Percentage of Total Investments

Floating Rate Loan Interests	83.2%
Corporate Bonds	14.4
Other*	2.4
CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	Percentage of Total Investments

A	—	% (c)
BBB/Baa	7.9
BB/Ba	27.6
B	55.9
CCC/Caa	6.2
CC	—	(c)
N/R (d)	2.4
(a)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Rounds to less than 0.1% of total investments.
(d)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Investment Objective
BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”)
investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by the investment adviser to be of comparable quality. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($12.66) (a)	11.74%
Current Monthly Distribution per Common Share (b)	$0.123840
Current Annualized Distribution per Common Share (b)	$1.486080
Leverage as of December 31, 2023 (c)	24%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low

Closing Market Price	$12.66	$11.26	12.43%	$12.71	$11.18
Net Asset Value	13.26	12.81	3.51	13.33	12.80
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

F U N D S U M M A R Y	9

Fund Summary as of December 31, 2023 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV (a)(b)	15.35%	7.06%	5.34%
Fund at Market Price (a)(b)	25.29	9.22	5.40

Morningstar LSTA Leveraged Loan Index	13.32	5.80	4.42

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
Bank loans performed well in 2023, as investors gravitated toward asset classes with the ability to perform well when interest rates are rising. In addition, the backdrop of falling inflation and continued economic growth fueled positive returns for the credit-sensitive areas of the fixed-income market.
The Fund’s allocation to B rated issues made the largest contribution to absolute performance, followed by BBs and CCCs, respectively. Its allocation to the technology sector also contributed. On the other hand, its position in CC rated securities was a slight detractor.
The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy.
Describe recent portfolio activity.
The investment adviser increased the Fund’s position in BBBs, while decreasing the extent of its overweight in CCCs.
The Fund continued to use liquid, index-based derivatives in the loan and high yield markets to manage its positioning.
Describe portfolio positioning at period end.
The Fund was overweight in BBBs and BBs. It also maintained a small overweight in CCCs to capitalize on idiosyncratic opportunities, although the investment adviser took advantage of the markets to reduce some of the position. Technology continued to be the Fund’s largest absolute allocation at the sector level due to its large index weighting. The Fund’s active sector weightings were largely informed by bottom-up security selection, although top-down considerations also played a role in the investment adviser’s outlook on individual securities. The Fund’s out-of-benchmark allocations remained limited.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	Percentage of Total Investments

Floating Rate Loan Interests	96.6%

Corporate Bonds	1.2

Asset-Backed Securities	1.0

Investment Companies	1.0
Other*	0.2

CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	Percentage of Total Investments

BBB/Baa	8.2%

BB/Ba	25.3

B	58.7

CCC/Caa	5.1

CC	— (c)

N/R (d)	2.7

(a)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Rounds to less than 0.1% of total investments.
(d)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	11

Fund Summary as of December 31, 2023	BlackRock Income Trust, Inc. (BKT)

Investment Objective
BlackRock Income Trust, Inc.’s (BKT) (the “Fund”)
investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Fund seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Fund invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P Global Ratings (“S&P”) or Aaa by Moody’s Investors Service, Inc (“Moody’s”). The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	BKT

Initial Offering Date	July 22, 1988

Current Distribution Rate on Closing Market Price as of December 31, 2023 ($ 12.18) (a)	8.69%

Current Monthly Distribution per Common Share (b)	$0.088200

Current Annualized Distribution per Common Share (b)	$1.058400

Leverage as of December 31, 2023 (c)	29%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low

Closing Market Price	$12.18	$12.34	(1.30)%	$13.27	$10.56

Net Asset Value	12.73	13.10	(2.82)	13.74	11.36
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock Income Trust, Inc. (BKT)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV (a)(b)	6.03%	(0.40)%	1.23%
Fund at Market Price (a)(b)	7.69	0.77	1.88

FTSE Mortgage Index	4.72	0.21	1.36

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
Performance of the Fund benefited over the reporting period from an allocation to last cash flow structures within agency collateralized mortgage obligations (“CMOs”) as spreads tightened late in the period. Allocations across agency commercial mortgage-backed securities (“CMBS”) including single-asset/single-borrower and interest-only securities also proved additive.
Tactical positioning with respect to portfolio duration and corresponding interest rate sensitivity detracted over the period, specifically positioning designed to benefit from any steepening in the U.S. Treasury yield curve between two and 10 years, as well as a long duration bias in the five-year part of the curve.
The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Fund held a substantial allocation to well-structured agency CMOs as well as agency mortgage-backed security (“MBS”) interest-only derivatives. Security selection within agency CMOs and MBS derivatives has been focused on seasoned collateral which should demonstrate more favorable prepayment performance across both higher and lower mortgage rate regimes relative to generic collateral.
The Fund held derivatives during the period as a part of its investment strategy. Derivatives were used by the investment adviser as a means to hedge and/or take outright views on interest rates and/or credit risk positions in the portfolio. Specifically, the portfolio used Treasury futures to express duration bias and curve bias. The Fund also tactically allocated to mortgage derivatives to gain market exposure to specific collateral stories when relative value opportunities present themselves.
Describe portfolio positioning at period end.
At the end of the period, the Fund held a substantial allocation to well-structured agency CMOs as well as agency MBS interest-only derivatives. The Fund held only marginal positions in other securitized assets such as non-agency residential MBS and CMBS, preferring to focus on prepayment and structural opportunities in higher quality agency-backed assets rather than seek credit exposure.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of December 31, 2023 (continued)	BlackRock Income Trust, Inc. (BKT)

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type (a)	Percentage of Total Investments

U.S. Government Sponsored Agency Securities	89.1%

Non-Agency Mortgage-Backed Securities	10.9

Asset-Backed Securities	— (b)

CREDIT QUALITY ALLOCATION

Credit Rating (a)(c)	Percentage of Total Investments

AAA/Aaa (d)	89.9%

AA/Aa	9.6

CCC/Caa	— (b)

N/R	0.5

(a)	Excludes short-term securities.
(b)	Rounds to less than 0.1% of total investments.
(c)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Investment Objective
BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”)
investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;
•	senior, secured floating rate loans made to corporate and other business entities; and
•
U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade at the time of investment or unrated and deemed by the investment adviser to be of comparable quality and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($ 13.98) (a)	9.26%
Current Monthly Distribution per Common Share (b)	$0.107900
Current Annualized Distribution per Common Share (b)	$1.294800
Leverage as of December 31, 2023 (c)	35%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low

Closing Market Price	$13.98	$13.07	6.96%	$14.10	$12.38
Net Asset Value	14.11	13.51	4.44	14.26	13.19
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

F U N D S U M M A R Y	15

Fund Summary as of December 31, 2023 (continued)	BlackRock Limited Duration Income Trust (BLW)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV (a)(b)	14.41%	5.92%	5.49%
Fund at Market Price (a)(b)	17.17	9.04	5.82

Reference Benchmark (c)	10.70	4.41	3.63
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	13.44	5.35	4.59
Morningstar LSTA Leveraged Loan Index (d)	13.32	5.80	4.42
BATS S Benchmark (e)	5.41	1.89	1.74

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Reference Benchmark is comprised of the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (33.33%), the Morningstar LSTA Leveraged Loan Index (33.33%), and the BATS S Benchmark (33.34%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
(e)
A composite index comprised of Bloomberg ABS 1-3 Year AAA Rated ex Home Equity Index, Bloomberg Corporate 1-5 year Index, Bloomberg CMBS Investment Grade 1-3.5 Yr. Index, Bloomberg MBS 15 Yr Index and Bloomberg Credit Ex-Corporate 1-5 Yr Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
The largest contributors to the Fund’s absolute performance over the period included exposure to a range of credit-oriented sectors including high yield corporate bonds and bank loans. Holdings of investment grade corporate bonds, collateralized loan obligations (“CLOs”) and capital securities were also notable contributors.
The Fund utilized derivatives during the period including Treasury futures, currency forwards, currency options, interest rate swaps and credit default swaps. Derivative securities were employed primarily to adjust duration (sensitivity to interest rate changes) and yield curve exposure, as well as to hedge credit and currency risk. Currency forwards were used to provide the portfolio with active currency exposure. The Fund’s use of derivatives detracted from performance during the period.
Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Fund increased duration and corresponding interest rate sensitivity in the first quarter of 2023 as interest rates rose and did not meaningfully reduce duration until the decline in rates that took place during the fourth quarter. Based on conviction in the strong fundamentals of the U.S. economy, the Fund reduced exposure to emerging markets debt, while maintaining elevated levels of U.S. high yield corporate exposure over most of the year. The Fund continued to favor agency mortgage-backed securities (“MBS”) as a high-quality source of income as well as on the basis of attractive valuations driven by the regional bank crisis in March 2023 and bank sales of MBS. The Fund reduced the allocation to capital securities (i.e., subordinated bank debt) in the first half of 2023 due to concerns around pressures on the banking sector. During the fourth quarter of 2023, the Fund reduced risk and took profits as credit spreads became historically tight.
Describe portfolio positioning at period end.
At period end, the Fund maintained diversified exposure to non-government spread sectors including high yield and investment grade corporate bonds, bank loans, capital securities, agency and non-agency residential MBS, and CLOs. The Fund was positioned with an overweight to duration and corresponding interest rate sensitivity versus the benchmark on the view that the Fed was poised to begin cutting interest rates in 2024.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock Limited Duration Income Trust (BLW)

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	Percentage of Total Investments

Corporate Bonds	47.2%
Floating Rate Loan Interests	38.2
Asset-Backed Securities	4.5
Preferred Securities	3.8
U.S. Government Sponsored Agency Securities	2.5
Non-Agency Mortgage-Backed Securities	1.9
Other*	1.9
CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	Percentage of Total Investments

AAA/Aaa (c)	4.1%
AA/Aa	0.6
A	1.4
BBB/Baa	11.9
BB/Ba	31.5
B	41.5
CCC/Caa	5.5
CC	—	(d)
C	0.3
N/R (e)	3.2
(a)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
(d)	Rounds to less than 0.1% of total investments.
(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	17

Fund Summary as of December 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Investment Objective
BlackRock Multi-Sector Income Trust’s (BIT) (the “Fund”)
primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives. Additionally, as part of the Trust’s investments in loans, the Trust may make loans directly to borrowers either as a sole lender or by acting as a member of a syndicate of original lenders.
On June 1, 2023, the Board of Trustees of the Trust approved a change in the fiscal year end of the Trust, effective as of December 31,
2023
, from
October
31 to December 31.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($ 15.00) (a)	9.90%
Current Monthly Distribution per Common Share (b)	$0.123700
Current Annualized Distribution per Common Share (b)	$1.484400
Leverage as of December 31, 2023 (c)	34%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low

Closing Market Price	$15.00	$14.21	5.56%	$15.35	$13.73
Net Asset Value	14.76	14.73	0.20	15.36	13.67
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock Multi-Sector Income Trust (BIT)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV (a)(b)	10.96%	5.54%	6.81%
Fund at Market Price (a)(b)	16.89	8.99	8.09

Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
Positive contributors to the Fund’s performance over the period were highlighted by exposure to U.S. high yield corporate bonds. In addition, exposure to investment grade corporate bonds, collateralized loan obligations, non-agency residential mortgage-backed securities (“MBS”) and agency MBS proved additive.
The principal detractor from the Fund’s performance was the use of derivatives. In particular, the use of swaps and swaptions to manage duration and Treasury yield curve exposures detracted from performance.
The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
As interest rates rose over the first half of the period, the Fund significantly increased portfolio duration and corresponding interest rate sensitivity, benefiting performance late in the period as rates declined in anticipation of upcoming Fed rate decreases. The Fund favored agency MBS as a high quality source of income as well as due to attractive valuations driven by volatility in March 2023 in the wake of the regional bank crisis and bank selling of MBS. The Fund trimmed this allocation in the fourth quarter of 2023 in order to take profits after a period of strong performance. The Fund also reduced the allocation to capital securities (i.e., subordinated bank debt) in the first half of 2023 on concerns around potential pressures on the banking sector. Based on a positive view of U.S. economic fundamentals, the Fund reduced its emerging market exposure in favor of an elevated allocation to high yield corporate bonds, aiding performance.
Describe portfolio positioning at period end.
At period end, the Fund maintained a diversified exposure within non-governmental spread sectors, including high yield corporate bonds, agency and non-agency MBS, investment grade corporate bonds and capital securities. The Fund ended the period with a relatively long duration stance on the view that the Fed will reduce interest rates in 2024.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	19

Fund Summary as of December 31, 2023 (continued)	BlackRock Multi-Sector Income Trust (BIT)

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	Percentage of Total Investments

Corporate Bonds	55.1%
Non-Agency Mortgage-Backed Securities	12.0
Asset-Backed Securities	11.8
U.S. Government Sponsored Agency Securities	11.3
Preferred Securities	4.0
Floating Rate Loan Interests	3.1
Short-Term Securities	1.2
Other*	1.5

CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	Percentage of Total Investments

AAA/Aaa (c)	17.9%
AA/Aa	1.3
A	2.1
BBB/Baa	10.8
BB/Ba	25.6
B	23.4
CCC/Caa	5.5
CC	1.9
C	2.4
N/R (d)	9.1

(a)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
(d)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Ballyrock CLO Ltd., Series 2023-25A, Class C, (3-mo. CME Term SOFR + 4.70%), 10.02%, 01/25/36 (a)	USD	1,000	$992,438
Golub Capital Partners CLO Ltd., Series 2023- 66B, Class D, (3-mo. CME Term SOFR + 5.50%), 10.88%, 04/25/36 (a)(b)		1,000	1,014,419
Pikes Peak CLO Ltd., Series 2023-14, Class D, (3-mo. CME Term SOFR + 5.45%), 10.87%, 04/20/36 (a)(b)		1,000	1,014,004
Symphony CLO Ltd. (a)
Series 2023-38, Class D, (3-mo. CME Term SOFR + 5.20%), 10.60%, 04/24/36 (b)		1,000	999,862
Series 2023-40A, Class D, (3-mo. CME Term SOFR + 5.00%), 10.34%, 01/14/34		1,000	999,711
Unique Pub Finance Co. PLC (c)
Series A4, 5.66%, 06/30/27	GBP	30	38,601
Series N, 6.46%, 03/30/32		100	128,131
Whitebox CLO IV Ltd., Series 2023-4A, Class D, (3-mo. CME Term SOFR + 5.15%), 10.57%, 04/20/36 (a)(b)	USD	1,000	1,022,720

Total Asset-Backed Securities — 1.2% (Cost: $6,185,120)			6,209,886

		Shares

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd. (d)		141,483	12,733

Consumer Finance — 0.1%
Travelport Finance Luxembourg SARL		230	546,731

Electrical Equipment — 0.0%
SunPower Corp. (d)		1,707	8,245

Energy Equipment & Services — 0.0%
Project Investor Holdings LLC, (Acquired 02/12/19, Cost: $0) (d)(e)(f)		7,288	—

Financial Services — 0.0%
NMG Parent LLC		1,477	147,700

Health Care Providers & Services — 0.1%
Envision Healthcare Corp. (d)(e)		28,198	211,485

Industrial Conglomerates — 0.0%
Ameriforge Group, Inc. (d)		1,664	17

Media — 0.1%
Learfield Communications LLC, (Acquired 09/06/23, Cost: $73,447) (d)(e)(f)		5,846	248,455

Oil, Gas & Consumable Fuels — 0.0%
Kcad Holdings I Ltd. (d)(e)		1,075,282,733	10,753

Security		Shares	Value

Semiconductors & Semiconductor Equipment — 0.0%
Maxeon Solar Technologies Ltd. (d)		213	$1,527

Total Common Stocks — 0.3% (Cost: $15,328,180)			1,187,646

		Par (000)

Corporate Bonds

Aerospace & Defense (b) — 0.5%
Bombardier, Inc.
7.13%, 06/15/26	USD	295	293,623
7.88%, 04/15/27		24	24,004
6.00%, 02/15/28		206	200,701
7.50%, 02/01/29		56	56,928
8.75%, 11/15/30		118	125,635
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26		200	195,471
Rolls-Royce PLC, 5.75%, 10/15/27		200	200,343
Spirit AeroSystems, Inc.
9.38%, 11/30/29		129	141,161
9.75%, 11/15/30		128	137,597
TransDigm, Inc.
6.75%, 08/15/28		540	552,464
7.13%, 12/01/31		273	286,081
Triumph Group, Inc., 9.00%, 03/15/28		266	282,850

			2,496,858

Automobile Components — 0.4%
Clarios Global LP, 6.75%, 05/15/25 (b)		552	556,858
Clarios Global LP/Clarios U.S. Finance Co. (b)
8.50%, 05/15/27		624	626,175
6.75%, 05/15/28		223	227,508
Dana Financing Luxembourg SARL, 8.50%, 07/15/31 (c)	EUR	100	120,580
Forvia SE, 3.75%, 06/15/28 (c)		100	108,037
Goodyear Tire & Rubber Co.
5.00%, 07/15/29	USD	26	24,565
5.63%, 04/30/33		30	26,892
NM Holdings Co. LLC (d)(e)(g)
12.00%, 07/01/49		5,150	—
Series B, 9.50%, 07/01/05		5,125	—
Tenneco, Inc., 8.00%, 11/17/28 (b)		46	39,272
Titan International, Inc., 7.00%, 04/30/28		18	18,008
ZF Finance GmbH, 5.75%, 08/03/26 (c)	EUR	100	113,983

			1,861,878

Automobiles — 0.1%
Asbury Automotive Group, Inc.
4.50%, 03/01/28	USD	39	37,040
5.00%, 02/15/32 (b)		73	66,343
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (b)		12	11,880
Ford Motor Co.
3.25%, 02/12/32		22	18,298
6.10%, 08/19/32		139	140,116

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobiles (continued)
Ken Garff Automotive LLC, 4.88%, 09/15/28 (b)	USD	39	$36,909
LCM Investments Holdings II LLC (b)
4.88%, 05/01/29		103	95,678
8.25%, 08/01/31		64	66,797
RCI Banque SA, (5-year EUR Swap + 2.85%), 2.63%, 02/18/30 (a)(c)	EUR	100	106,752
Wabash National Corp., 4.50%, 10/15/28 (b)	USD	70	63,162

			642,975

Banks — 0.1%
Banco BPM SpA, (3-mo. EURIBOR + 2.80%), 6.00%, 06/14/28 (a)	EUR	150	173,229
Banco Espirito Santo SA (d)(g)
2.63%, 05/08/17 (c)		100	28,703
4.75%, 01/15/18		200	57,405
4.00%, 01/21/22		100	28,703
Citigroup, Inc., (1-day SOFR + 2.66%), 6.17%, 05/25/34 (a)	USD	105	108,651
Freedom Mortgage Corp.
12.00%, 10/01/28 (b)		25	27,303
12.25%, 10/01/30		26	28,542
Northern Trust Corp., 6.13%, 11/02/32		27	28,994

			481,530

Broadline Retail — 0.0%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (b)		38	36,516

Building Products (b) — 0.3%
Advanced Drainage Systems, Inc.
5.00%, 09/30/27		29	27,985
6.38%, 06/15/30		95	95,712
Beacon Roofing Supply, Inc.
4.13%, 05/15/29		39	35,555
6.50%, 08/01/30		76	77,708
Foundation Building Materials, Inc., 6.00%, 03/01/29		24	21,579
GYP Holdings III Corp., 4.63%, 05/01/29		109	99,506
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		27	26,481
SRS Distribution, Inc.
4.63%, 07/01/28		207	196,380
6.13%, 07/01/29		132	125,140
6.00%, 12/01/29		217	202,332
White Cap Buyer LLC, 6.88%, 10/15/28		720	696,969
White Cap Parent LLC, (8.25% Cash or 9.00% PIK), 8.25%, 03/15/26 (h)		72	71,665

			1,677,012

Capital Markets — 0.2%
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27 (b)		47	49,416
Ares Capital Corp., 7.00%, 01/15/27		40	41,144
Aretec Group, Inc., 10.00%, 08/15/30 (b)		25	26,566
Blackstone Private Credit Fund
7.05%, 09/29/25		25	25,442
3.25%, 03/15/27		24	22,016
Blue Owl Capital Corp., 3.40%, 07/15/26		21	19,524
Blue Owl Capital Corp. II, 8.45%, 11/15/26		38	39,149
Blue Owl Credit Income Corp.
5.50%, 03/21/25		55	54,222
3.13%, 09/23/26		12	10,959
7.75%, 09/16/27		58	59,801

Security		Par (000)	Value

Capital Markets (continued)
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (b)	USD	65	$61,400
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		101	100,385
6.25%, 05/15/26		16	15,266
5.25%, 05/15/27		185	166,171
9.75%, 01/15/29		77	78,555
4.38%, 02/01/29		55	45,928
Oaktree Strategic Credit Fund, 8.40%, 11/14/28		43	45,293

			861,237

Chemicals — 0.6%
Ashland LLC, 3.38%, 09/01/31 (b)		55	47,405
Avient Corp., 7.13%, 08/01/30 (b)		39	40,570
Axalta Coating Systems LLC, 3.38%, 02/15/29 (b)		150	134,614
Celanese U.S. Holdings LLC, 6.70%, 11/15/33		28	30,369
Chemours Co. (b)
5.75%, 11/15/28		90	85,725
4.63%, 11/15/29		24	21,071
Element Solutions, Inc., 3.88%, 09/01/28 (b)		498	458,477
HB Fuller Co., 4.25%, 10/15/28		35	32,727
Herens Holdco SARL, 4.75%, 05/15/28 (b)		200	164,077
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28 (b)		184	175,941
Ingevity Corp., 3.88%, 11/01/28 (b)		23	20,597
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26 (b)(h)		86	64,150
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29 (b)		42	35,517
Minerals Technologies, Inc., 5.00%, 07/01/28 (b)		55	52,893
Olympus Water U.S. Holding Corp.
9.63%, 11/15/28 (c)	EUR	100	118,123
9.75%, 11/15/28 (b)	USD	200	212,279
Scotts Miracle-Gro Co.
4.50%, 10/15/29		5	4,443
4.38%, 02/01/32		97	81,967
SK Invictus Intermediate II SARL, 5.00%, 10/30/29 (b)		185	160,487
WR Grace Holdings LLC (b)
4.88%, 06/15/27		55	52,915
5.63%, 08/15/29		1,005	884,357
7.38%, 03/01/31		53	53,016

			2,931,720

Commercial Services & Supplies — 0.8%
ADT Security Corp. (b)
4.13%, 08/01/29		9	8,282
4.88%, 07/15/32		68	62,899
Allied Universal Holdco LLC/Allied Universal Finance Corp. (b)
6.63%, 07/15/26		305	303,398
9.75%, 07/15/27		118	115,628
6.00%, 06/01/29		323	263,340
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28 (b)		400	364,591
AMN Healthcare, Inc., 4.00%, 04/15/29 (b)		28	25,254
APi Group DE, Inc. (b)
4.13%, 07/15/29		67	60,967
4.75%, 10/15/29		32	30,058

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
APX Group, Inc. (b)
6.75%, 02/15/27	USD	64	$63,840
5.75%, 07/15/29		86	80,175
Fortress Transportation and Infrastructure Investors LLC
6.50%, 10/01/25 (b)		163	162,478
9.75%, 08/01/27 (b)		51	53,040
5.50%, 05/01/28 (b)		238	228,871
7.88%, 12/01/30		180	187,520
Garda World Security Corp. (b)
4.63%, 02/15/27		61	58,816
9.50%, 11/01/27		30	30,244
7.75%, 02/15/28		175	181,057
6.00%, 06/01/29		6	5,378
Herc Holdings, Inc., 5.50%, 07/15/27 (b)		130	128,351
Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc., 5.00%, 02/01/26 (b)		52	51,922
Metis Merger Sub LLC, 6.50%, 05/15/29 (b)		39	35,269
Neptune Bidco U.S., Inc., 9.29%, 04/15/29 (b)		110	102,575
NESCO Holdings II, Inc., 5.50%, 04/15/29 (b)		74	68,420
Paprec Holding SA, 7.25%, 11/17/29 (c)	EUR	100	118,261
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/28 (b)	USD	365	362,872
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29 (b)		202	174,702
United Rentals North America, Inc., 6.00%, 12/15/29 (b)		360	365,496
Williams Scotsman, Inc.
6.13%, 06/15/25 (b)		49	49,097
4.63%, 08/15/28 (b)		37	34,947
7.38%, 10/01/31		98	102,778

			3,880,526

Communications Equipment — 0.1%
CommScope Technologies LLC, 6.00%, 06/15/25 (b)		124	101,060
CommScope, Inc., 4.75%, 09/01/29 (b)		72	48,341
Viasat, Inc.
5.63%, 09/15/25 (b)		124	120,905
5.63%, 04/15/27 (b)		125	120,937
7.50%, 05/30/31		14	10,990
Viavi Solutions, Inc., 3.75%, 10/01/29 (b)		58	50,776

			453,009

Construction & Engineering — 0.2%
Arcosa, Inc., 4.38%, 04/15/29 (b)		117	108,971
Brand Industrial Services, Inc., 10.38%, 08/01/30		624	659,899
Dycom Industries, Inc., 4.50%, 04/15/29 (b)		37	34,333
MasTec, Inc., 4.50%, 08/15/28 (b)		13	12,208
Pike Corp., 8.63%, 01/31/31 (b)		23	24,169

			839,580

Construction Materials — 0.4%
American Builders & Contractors Supply Co., Inc., Series A, 3.88%, 11/15/29 (b)		10	8,915
BCPE Empire Holdings, Inc., 7.63%, 05/01/27 (b)		82	79,070
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28 (b)		67	68,007
Emerald Debt Merger Sub LLC
6.38%, 12/15/30 (c)	EUR	100	117,908
6.63%, 12/15/30 (b)	USD	709	724,151
H&E Equipment Services, Inc., 3.88%, 12/15/28 (b)		20	18,186

Security		Par (000)	Value

Construction Materials (continued)
HT Troplast GmbH, 9.38%, 07/15/28	EUR	100	$111,981
Masonite International Corp. (b)
5.38%, 02/01/28	USD	45	43,200
3.50%, 02/15/30		31	26,872
New Enterprise Stone & Lime Co., Inc. (b)
5.25%, 07/15/28		26	24,802
9.75%, 07/15/28		38	38,000
Resideo Funding, Inc., 4.00%, 09/01/29 (b)		18	15,705
Ritchie Bros Holdings, Inc., 6.75%, 03/15/28 (b)		20	20,592
Smyrna Ready Mix Concrete LLC
6.00%, 11/01/28 (b)		119	117,165
8.88%, 11/15/31		178	187,109
Standard Industries, Inc./New Jersey
2.25%, 11/21/26 (c)	EUR	100	104,047
5.00%, 02/15/27 (b)	USD	45	43,872
4.75%, 01/15/28 (b)		12	11,552
4.38%, 07/15/30 (b)		176	161,636
3.38%, 01/15/31 (b)		34	29,249
Summit Materials LLC/Summit Materials Finance Corp. (b)
5.25%, 01/15/29		124	119,970
7.25%, 01/15/31		120	126,445

			2,198,434

Consumer Finance — 0.6%
Block, Inc.
2.75%, 06/01/26		175	165,030
3.50%, 06/01/31		264	234,419
Bread Financial Holdings, Inc., 9.75%, 03/15/29 (b) .		36	37,320
Capital One Financial Corp., (1-day SOFR + 2.86%), 6.38%, 06/08/34 (a)		25	25,730
Ford Motor Credit Co. LLC, 7.35%, 03/06/30		200	214,860
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31 (b)		459	485,036
Navient Corp.
5.50%, 03/15/29		66	60,861
9.38%, 07/25/30		70	73,337
OneMain Finance Corp.
7.13%, 03/15/26		7	7,132
6.63%, 01/15/28		53	53,506
9.00%, 01/15/29		122	128,982
5.38%, 11/15/29		139	130,159
7.88%, 03/15/30		99	101,908
4.00%, 09/15/30		101	86,431
Sabre GLBL, Inc., 8.63%, 06/01/27		91	82,812
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26 (b)		167	162,393
SLM Corp., 3.13%, 11/02/26		56	52,216
Verscend Escrow Corp., 9.75%, 08/15/26 (b)		741	746,208
Worldline SA/France, 0.00%, 07/30/26 (c)(i)(j)	EUR	11	11,026

			2,859,366

Consumer Staples Distribution & Retail — 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (b)
4.63%, 01/15/27	USD	21	20,416
5.88%, 02/15/28		107	107,072
6.50%, 02/15/28		38	38,454
3.50%, 03/15/29		85	77,179
4.88%, 02/15/30		141	134,983
Bellis Acquisition Co. PLC, 4.50%, 02/16/26 (c)	GBP	100	120,391
Lamb Weston Holdings, Inc. (b)
4.88%, 05/15/28	USD	7	6,846
4.13%, 01/31/30		113	104,178

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Staples Distribution & Retail (continued)
Lamb Weston Holdings, Inc. (b) (continued) 4.38%, 01/31/32	USD	135	$123,157
Market Bidco Finco PLC, 5.50%, 11/04/27 (c)	GBP	100	112,169
Performance Food Group, Inc., 4.25%, 08/01/29 (b)	USD	170	155,923
Post Holdings, Inc. (b)
5.50%, 12/15/29		11	10,599
4.63%, 04/15/30		36	33,114
4.50%, 09/15/31		28	25,092
U.S. Foods, Inc. (b)
4.75%, 02/15/29		73	69,331
4.63%, 06/01/30		13	12,116
7.25%, 01/15/32		60	62,563
United Natural Foods, Inc., 6.75%, 10/15/28 (b)		26	21,048
Walgreens Boots Alliance, Inc.
3.20%, 04/15/30		8	7,042
4.80%, 11/18/44		24	19,996
4.10%, 04/15/50		38	27,595

			1,289,264

Containers & Packaging — 0.5%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (b)
6.00%, 06/15/27		200	199,284
4.00%, 09/01/29		285	241,246
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
2.13%, 08/15/26 (c)	EUR	100	98,156
4.13%, 08/15/26 (b)	USD	200	182,500
Ball Corp.
6.00%, 06/15/29		49	50,037
3.13%, 09/15/31		35	30,177
Clydesdale Acquisition Holdings, Inc. (b)
6.63%, 04/15/29		70	68,850
8.75%, 04/15/30		209	194,865
LABL, Inc. (b)
5.88%, 11/01/28		68	61,610
9.50%, 11/01/28		117	118,170
Mauser Packaging Solutions Holding Co. (b)
7.88%, 08/15/26		724	736,801
9.25%, 04/15/27		15	14,723
Owens-Brockway Glass Container, Inc. (b)
6.63%, 05/13/27		10	10,001
7.25%, 05/15/31		42	42,583
Sealed Air Corp. (b)
4.00%, 12/01/27		61	57,253
5.00%, 04/15/29		15	14,505
Sealed Air Corp./Sealed Air Corp. U.S., 6.13%, 02/01/28 (b)		47	47,405
Trident TPI Holdings, Inc., 12.75%, 12/31/28 (b)		27	28,890
Trivium Packaging Finance BV, 5.50%, 08/15/26 (b)		200	196,222

			2,393,278

Diversified Consumer Services — 0.1%
Service Corp. International
3.38%, 08/15/30		144	125,582
4.00%, 05/15/31		45	40,298
Sotheby’s, 7.38%, 10/15/27 (b)		200	192,879

			358,759

Security		Par (000)	Value

Diversified REITs — 0.2%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (b)	USD	35	$29,246
GLP Capital LP/GLP Financing II, Inc.
3.25%, 01/15/32		98	82,737
6.75%, 12/01/33		45	48,547
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (b)		59	55,452
8.00%, 06/15/27		29	30,199
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32 (b)		77	70,530
SBA Communications Corp.
3.13%, 02/01/29		294	264,158
3.88%, 02/15/27		27	25,929
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28 (b)		225	228,106
VICI Properties LP/VICI Note Co., Inc. (b)
4.63%, 06/15/25		147	144,391
4.63%, 12/01/29		133	125,319
4.13%, 08/15/30		124	112,955

			1,217,569

Diversified Telecommunication Services — 0.7%
Frontier Communications Holdings LLC (b)
5.88%, 10/15/27		12	11,593
5.00%, 05/01/28		21	19,408
8.75%, 05/15/30		518	532,871
8.63%, 03/15/31		28	28,549
Iliad Holding SASU (b)
6.50%, 10/15/26		220	219,570
7.00%, 10/15/28		200	199,018
Level 3 Financing, Inc.
3.40%, 03/01/27		213	204,480
4.63%, 09/15/27		262	157,200
3.63%, 01/15/29		24	12,240
10.50%, 05/15/30		265	256,966
Level 3 New Money TSA, 11.00%, 11/15/29 (k)		607	606,512
Lumen Technologies, Inc., 4.00%, 02/15/27		118	76,154
SoftBank Group Corp., 3.13%, 09/19/25 (c)	EUR	100	106,522
Telecom Italia Capital SA
6.38%, 11/15/33	USD	54	52,818
6.00%, 09/30/34		151	143,401
7.20%, 07/18/36		33	33,126
7.72%, 06/04/38		21	21,385
Zayo Group Holdings, Inc. (b)
4.00%, 03/01/27		890	713,579
6.13%, 03/01/28		293	215,197

			3,610,589

Electric Utilities — 0.2%
Edison International, Series A, (5-year CMT + 4.70%), 5.38% (a)(l)		100	94,580
FirstEnergy Corp., 2.65%, 03/01/30		12	10,367
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (b)		17	16,186
7.25%, 01/15/29		43	45,017
Pacific Gas and Electric Co., 6.95%, 03/15/34		115	126,317
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28 (b)		32	30,268
PG&E Corp., 4.25%, 12/01/27		221	231,608
Talen Energy Supply LLC, 8.63%, 06/01/30 (b)		34	36,126
Texas Competitive Electric Holdings, Series M, 5.03%, 10/10/19 (d)(e)(g)		2,375	—
TransAlta Corp., 7.75%, 11/15/29		35	37,173

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Vistra Operations Co. LLC (b)
5.50%, 09/01/26	USD	5	$4,937
5.63%, 02/15/27		41	40,442
5.00%, 07/31/27		5	4,868
7.75%, 10/15/31		126	130,862
6.95%, 10/15/33		55	57,884

			866,635

Electrical Equipment (b) — 0.1%
Regal Rexnord Corp.
6.05%, 04/15/28		159	160,952
6.30%, 02/15/30		70	71,814
6.40%, 04/15/33		70	72,959
WESCO Distribution, Inc.
7.13%, 06/15/25		49	49,358
7.25%, 06/15/28		153	157,257

			512,340

Electronic Equipment, Instruments & Components (b) — 0.1%
Coherent Corp., 5.00%, 12/15/29		109	103,523
Imola Merger Corp., 4.75%, 05/15/29		127	120,663
Sensata Technologies BV, 4.00%, 04/15/29		36	33,455
Sensata Technologies, Inc.
4.38%, 02/15/30		181	167,871
3.75%, 02/15/31		65	57,248

			482,760

Energy Equipment & Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp. (b)
6.88%, 04/01/27		225	225,563
6.25%, 04/01/28		37	36,445
Borr IHC Ltd./Borr Finance, 10.00%, 11/15/28		200	209,006
Enerflex Ltd., 9.00%, 10/15/27 (b)		83	80,066
Oceaneering International, Inc., 6.00%, 02/01/28 (b)		18	17,447
Patterson-UTI Energy, Inc., 7.15%, 10/01/33		25	26,485
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		111	110,532
6.88%, 09/01/27		192	189,724
Vallourec SACA, 8.50%, 06/30/26 (c)	EUR	9	9,984
Weatherford International Ltd. (b)
6.50%, 09/15/28	USD	47	48,636
8.63%, 04/30/30		120	125,287

			1,079,175

Entertainment (b) — 0.2%
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29		54	40,397
Live Nation Entertainment, Inc.
4.88%, 11/01/24		9	8,919
5.63%, 03/15/26		13	12,881
6.50%, 05/15/27		128	130,243
4.75%, 10/15/27		80	76,707
3.75%, 01/15/28		35	32,641
Odeon Finco PLC, 12.75%, 11/01/27		519	526,988

			828,776

Environmental, Maintenance & Security Service — 0.2%
Clean Harbors, Inc., 6.38%, 02/01/31 (b)		30	30,482
Covanta Holding Corp.
4.88%, 12/01/29 (b)		43	37,569
5.00%, 09/01/30		21	17,874

Security		Par (000)	Value

Environmental, Maintenance & Security Service (continued)
GFL Environmental, Inc. (b)
4.25%, 06/01/25	USD	4	$3,941
3.75%, 08/01/25		45	43,947
4.00%, 08/01/28		8	7,395
3.50%, 09/01/28		29	26,798
4.75%, 06/15/29		199	187,450
4.38%, 08/15/29		44	40,607
6.75%, 01/15/31		173	178,239
Stericycle, Inc., 3.88%, 01/15/29 (b)		33	29,943
Tervita Corp., 11.00%, 12/01/25 (b)		25	26,250
Waste Pro USA, Inc., 5.50%, 02/15/26 (b)		328	315,700

			946,195

Financial Services — 0.3%
Aircastle Ltd., 6.50%, 07/18/28 (b)		35	35,690
Castlelake Aviation Finance DAC, 5.00%, 04/15/27 (b)		9	8,426
Enact Holdings, Inc., 6.50%, 08/15/25 (b)		105	104,675
GGAM Finance Ltd. (b)
7.75%, 05/15/26		11	11,165
8.00%, 02/15/27		113	115,830
8.00%, 06/15/28		29	30,003
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24 (b)(h)		26	24,056
Intrum AB, 4.88%, 08/15/25 (c)	EUR	100	102,943
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 08/15/28 (b)	USD	200	179,016
Macquarie Airfinance Holdings Ltd.
8.38%, 05/01/28 (b)		28	29,326
8.13%, 03/30/29		46	48,080
MGIC Investment Corp., 5.25%, 08/15/28		47	45,751
Nationstar Mortgage Holdings, Inc. (b)
5.00%, 02/01/26		349	341,307
6.00%, 01/15/27		54	53,595
5.13%, 12/15/30		16	14,466
5.75%, 11/15/31		79	73,660
PennyMac Financial Services, Inc., 7.88%, 12/15/29		72	74,114
Rocket Mortgage LLC/Rocket Mortgage Co- Issuer, Inc. (b)
2.88%, 10/15/26		203	187,267
3.88%, 03/01/31		68	59,806
4.00%, 10/15/33		27	22,937

			1,562,113

Food Products — 0.2%
Aramark International Finance SARL, 3.13%, 04/01/25 (c)	EUR	100	109,453
Aramark Services, Inc., 5.00%, 02/01/28 (b)	USD	147	142,596
B&G Foods, Inc., 8.00%, 09/15/28		29	30,451
Chobani LLC/Chobani Finance Corp., Inc. (b)
7.50%, 04/15/25		364	362,180
4.63%, 11/15/28		264	246,790
Darling Ingredients, Inc., 6.00%, 06/15/30 (b)		94	94,069
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29 (b)		60	51,911

			1,037,450

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Gas Utilities (b) — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp., 9.38%, 06/01/28	USD	76	$78,484
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31		29	26,291

			104,775

Ground Transportation — 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.00%, 02/15/31 (b)		60	59,917
GN Bondco LLC, 9.50%, 10/15/31		93	90,795
RXO, Inc., 7.50%, 11/15/27 (b)		27	27,860
Uber Technologies, Inc. (b)
8.00%, 11/01/26		245	249,545
7.50%, 09/15/27		28	28,998
6.25%, 01/15/28		201	201,504
4.50%, 08/15/29		572	545,669

			1,204,288

Health Care Equipment & Supplies — 0.3%
Avantor Funding, Inc. (b)
4.63%, 07/15/28		122	117,911
3.88%, 11/01/29		61	55,395
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28 (b)		486	512,701
Garden Spinco Corp., 8.63%, 07/20/30 (b)		64	68,361
Medline Borrower LP (b)
3.88%, 04/01/29		157	141,951
5.25%, 10/01/29		787	741,807
Teleflex, Inc.
4.63%, 11/15/27		6	5,832
4.25%, 06/01/28 (b)		31	29,381

			1,673,339

Health Care Providers & Services — 0.6%
Acadia Healthcare Co., Inc., 5.00%, 04/15/29 (b)		64	61,440
AHP Health Partners, Inc., 5.75%, 07/15/29 (b)		110	95,736
Catalent Pharma Solutions, Inc. (b)
5.00%, 07/15/27		206	199,031
3.13%, 02/15/29		27	23,628
3.50%, 04/01/30		92	80,034
Charles River Laboratories International, Inc. (b)
4.25%, 05/01/28		46	43,786
4.00%, 03/15/31		11	9,937
CHS/Community Health Systems, Inc. (b)
5.63%, 03/15/27		48	44,598
6.00%, 01/15/29		180	162,023
5.25%, 05/15/30		215	179,815
4.75%, 02/15/31		127	99,839
Encompass Health Corp.
4.50%, 02/01/28		5	4,784
4.75%, 02/01/30		114	107,357
4.63%, 04/01/31		84	77,295
Fortrea Holdings, Inc., 7.50%, 07/01/30 (b)		50	51,349
HealthEquity, Inc., 4.50%, 10/01/29 (b)		182	168,989
IQVIA, Inc., 6.25%, 02/01/29 (b)		109	113,790
Legacy LifePoint Health LLC, 4.38%, 02/15/27 (b)		47	43,392
LifePoint Health, Inc.
9.88%, 08/15/30		91	91,964
11.00%, 10/15/30		109	114,794
ModivCare, Inc., 5.88%, 11/15/25 (b)		126	124,425
Molina Healthcare, Inc. (b)
4.38%, 06/15/28		24	22,699

Security		Par (000)	Value

Health Care Providers & Services (continued)
Molina Healthcare, Inc. (b) (continued)
3.88%, 11/15/30	USD	39	$35,057
3.88%, 05/15/32		53	46,310
Prime Healthcare Services, Inc., 7.25%, 11/01/25 (b)		12	11,700
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26 (b)		22	21,826
Star Parent, Inc., 9.00%, 10/01/30		251	264,517
Surgery Center Holdings, Inc. (b)
6.75%, 07/01/25		73	72,726
10.00%, 04/15/27		111	112,110
Tenet Healthcare Corp.
4.88%, 01/01/26		95	93,930
5.13%, 11/01/27		8	7,820
6.13%, 10/01/28		100	99,717
6.13%, 06/15/30		59	59,654
6.75%, 05/15/31 (b)		376	384,291

			3,130,363

Health Care REITs — 0.1%
MPT Operating Partnership LP/MPT Finance Corp.
2.50%, 03/24/26	GBP	100	103,384
4.63%, 08/01/29	USD	147	105,702
3.50%, 03/15/31		155	96,910

			305,996

Health Care Technology — 0.1%
AthenaHealth Group, Inc., 6.50%, 02/15/30 (b)		682	618,695

Hotel & Resort REITs — 0.1%
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		35	33,806
7.25%, 07/15/28		86	89,413
4.50%, 02/15/29 (b)		153	142,296
RLJ Lodging Trust LP, 4.00%, 09/15/29 (b)		74	66,499
Service Properties Trust
7.50%, 09/15/25		41	41,455
8.63%, 11/15/31 (b)		281	294,329

			667,798

Hotels, Restaurants & Leisure — 1.4%
Boyd Gaming Corp.
4.75%, 12/01/27		46	44,257
4.75%, 06/15/31 (b)		79	72,508
Boyne USA, Inc., 4.75%, 05/15/29 (b)		165	155,165
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc. (b)
3.88%, 01/15/28		41	38,734
4.38%, 01/15/28		77	73,541
4.00%, 10/15/30		75	67,267
Caesars Entertainment, Inc. (b)
8.13%, 07/01/27		271	277,802
4.63%, 10/15/29		468	422,139
7.00%, 02/15/30		355	364,030
Carnival Corp. (b)
7.63%, 03/01/26		49	49,886
5.75%, 03/01/27		337	328,721
4.00%, 08/01/28		68	63,222
6.00%, 05/01/29		209	201,101
7.00%, 08/15/29		42	43,853
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (b)		634	690,058

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
CCM Merger, Inc., Series 2020, 6.38%, 05/01/26 (b)	USD	26	$25,350
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.50%, 05/01/25 (b)		89	88,553
Series 2020, 6.50%, 10/01/28		19	18,856
Churchill Downs, Inc. (b)
5.50%, 04/01/27		155	153,374
4.75%, 01/15/28		73	69,963
5.75%, 04/01/30		231	225,223
6.75%, 05/01/31		98	99,464
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (b)
4.63%, 01/15/29		135	122,495
6.75%, 01/15/30		570	500,461
Hilton Domestic Operating Co., Inc.
5.75%, 05/01/28 (b)		16	16,006
3.75%, 05/01/29 (b)		46	42,648
4.88%, 01/15/30		14	13,568
4.00%, 05/01/31 (b)		94	86,097
3.63%, 02/15/32 (b)		23	20,072
Life Time, Inc. (b)
5.75%, 01/15/26		101	100,274
8.00%, 04/15/26		81	81,736
Light & Wonder International, Inc., 7.50%, 09/01/31		81	84,488
Lindblad Expeditions Holdings, Inc., 9.00%, 05/15/28 (b)		62	64,106
Lindblad Expeditions LLC, 6.75%, 02/15/27 (b)		100	99,500
Lottomatica SpA, (3-mo. EURIBOR + 4.00%), 7.93%, 12/15/30 (a)(c)	EUR	100	111,497
Melco Resorts Finance Ltd., 5.38%, 12/04/29 (b)	USD	200	176,000
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29 (b)		40	37,200
NCL Corp. Ltd. (b)
5.88%, 03/15/26		110	107,487
8.38%, 02/01/28		37	39,179
8.13%, 01/15/29		31	32,382
7.75%, 02/15/29		51	51,309
NCL Finance Ltd., 6.13%, 03/15/28 (b)		46	44,033
Ontario Gaming GTA LP, 8.00%, 08/01/30		41	42,281
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (b)
5.63%, 09/01/29		34	27,200
5.88%, 09/01/31		37	28,860
Raising Cane’s Restaurants LLC, 9.38%, 05/01/29 (b)		36	38,419
Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, 11/01/26 (b)		57	54,330
Royal Caribbean Cruises Ltd. (b)
4.25%, 07/01/26		24	23,181
5.50%, 08/31/26		40	39,606
5.38%, 07/15/27		43	42,567
5.50%, 04/01/28		58	57,261
8.25%, 01/15/29		62	65,686
7.25%, 01/15/30		77	80,417
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, 03/01/30 (b)		69	65,235
Six Flags Entertainment Corp., 7.25%, 05/15/31 (b)		257	257,792

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Six Flags Theme Parks, Inc., 7.00%, 07/01/25 (b)	USD	28	$28,121
Station Casinos LLC (b)
4.50%, 02/15/28		69	65,055
4.63%, 12/01/31		66	59,510
Viking Cruises Ltd. (b)
5.88%, 09/15/27		58	55,970
7.00%, 02/15/29		13	12,888
9.13%, 07/15/31		215	229,103
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29 (b)		45	43,875
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28 (b)		44	41,147
Wynn Macau Ltd., 5.63%, 08/26/28 (b)		200	184,812
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. (b)
5.13%, 10/01/29		202	190,645
7.13%, 02/15/31		103	107,266
Yum! Brands, Inc., 4.75%, 01/15/30 (b)		41	39,742

			7,284,574

Household Durables — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co. (b)
4.63%, 04/01/30		46	41,206
Series B, 4.63%, 08/01/29		32	28,456
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (b)
5.00%, 06/15/29		67	59,473
4.88%, 02/15/30		56	49,248
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25 (b)		104	102,891
Dream Finders Homes, Inc., 8.25%, 08/15/28		30	31,704
KB Home, 7.25%, 07/15/30		21	21,737
LGI Homes, Inc., 8.75%, 12/15/28		33	35,104
Mattamy Group Corp., 4.63%, 03/01/30 (b)		72	66,726
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (b)		724	520,375
Taylor Morrison Communities, Inc. (b)
5.88%, 06/15/27		2	2,010
5.13%, 08/01/30		20	19,348
Tempur Sealy International, Inc. (b)
4.00%, 04/15/29		89	80,384
3.88%, 10/15/31		23	19,445
Tri Pointe Homes, Inc., 5.70%, 06/15/28		18	17,753

			1,095,860

Household Products — 0.0%
Central Garden & Pet Co.
5.13%, 02/01/28		15	14,574
4.13%, 10/15/30		43	39,110
4.13%, 04/30/31 (b)		55	48,607
Spectrum Brands, Inc. (b)
5.00%, 10/01/29		8	7,633
5.50%, 07/15/30		50	48,519

			158,443

Independent Power and Renewable Electricity Producers (b) — 0.1%
Alexander Funding Trust II, 7.47%, 07/31/28		100	105,004
Calpine Corp.
5.25%, 06/01/26		28	27,628
4.63%, 02/01/29		99	91,954
5.00%, 02/01/31		25	22,918
Clearway Energy Operating LLC
4.75%, 03/15/28		47	45,280

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
Clearway Energy Operating LLC (continued)
3.75%, 01/15/32	USD	97	$84,266
NextEra Energy Partners LP (i)
0.00%, 11/15/25 (j)		51	44,549
2.50%, 06/15/26		51	45,696
NRG Energy, Inc., 7.00%, 03/15/33		50	52,848

			520,143

Insurance — 0.7%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29 (b)		43	39,072
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (b)		285	273,899
6.75%, 10/15/27 (b)		792	789,200
6.75%, 04/15/28 (b)		131	134,017
5.88%, 11/01/29 (b)		447	423,529
7.00%, 01/15/31		129	136,078
AmWINS Group, Inc., 4.88%, 06/30/29 (b)		121	110,501
GTCR AP Finance, Inc., 8.00%, 05/15/27 (b)		4	4,040
HUB International Ltd. (b)
7.00%, 05/01/26		203	203,785
7.25%, 06/15/30		433	457,348
Jones Deslauriers Insurance Management, Inc. (b)
8.50%, 03/15/30		136	142,818
10.50%, 12/15/30		83	87,474
NFP Corp.
4.88%, 08/15/28 (b)		149	147,457
6.88%, 08/15/28 (b)		386	392,408
7.50%, 10/01/30 (b)		34	36,186
8.50%, 10/01/31		48	52,027
Ryan Specialty LLC, 4.38%, 02/01/30 (b)		49	45,447
USI, Inc., 7.50%, 01/15/32		119	121,832

			3,597,118

Interactive Media & Services — 0.1%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28 (b)		200	163,000
Arches Buyer, Inc., 4.25%, 06/01/28 (b)		36	32,603
iliad SA (c)
5.38%, 06/14/27	EUR	100	113,155
5.63%, 02/15/30		100	114,082
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 4.75%, 04/30/27 (b)	USD	97	92,635

			515,475

Internet Software & Services (b) — 0.1%
ANGI Group LLC, 3.88%, 08/15/28		80	67,562
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.50%, 03/01/29		71	64,304
Match Group Holdings II LLC
4.63%, 06/01/28		81	77,558
3.63%, 10/01/31		53	45,793

			255,217

IT Services — 0.6%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (b)		50	43,563
Booz Allen Hamilton, Inc., 4.00%, 07/01/29 (b)		54	50,606
CA Magnum Holdings, 5.38%, 10/31/26 (b)		201	186,930
Camelot Finance SA, 4.50%, 11/01/26 (b)		136	132,793
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29		302	315,216
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29 (b)		188	191,733

Security		Par (000)	Value

IT Services (continued)
Dun & Bradstreet Corp., 5.00%, 12/15/29 (b)	USD	153	$142,721
Fair Isaac Corp., 4.00%, 06/15/28 (b)		95	89,904
Fiserv, Inc., 2.25%, 06/01/27		1,385	1,280,719
Gartner, Inc. (b)
4.50%, 07/01/28		71	67,331
3.75%, 10/01/30		36	31,823
KBR, Inc., 4.75%, 09/30/28 (b)		75	69,506
Newfold Digital Holdings Group, Inc., 11.75%, 10/15/28 (b)		31	33,348
Presidio Holdings, Inc., 4.88%, 02/01/27 (b)		12	11,764
Twilio, Inc.
3.63%, 03/15/29		52	47,439
3.88%, 03/15/31		129	114,875
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (b)		231	209,516

			3,019,787

Leisure Products — 0.0%
Acushnet Co., 7.38%, 10/15/28		22	22,953
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (b)		59	50,806
Mattel, Inc.
6.20%, 10/01/40		60	58,036
5.45%, 11/01/41		44	39,626

			171,421

Machinery — 0.8%
ATS Corp., 4.13%, 12/15/28 (b)		35	32,190
BWX Technologies, Inc. (b)
4.13%, 06/30/28		86	79,747
4.13%, 04/15/29		57	52,013
Chart Industries, Inc. (b)
7.50%, 01/01/30		224	234,135
9.50%, 01/01/31		30	32,585
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (b)		263	261,685
GrafTech Global Enterprises, Inc., 9.88%, 12/15/28		35	26,994
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25 (b)(h)		126	125,448
Madison IAQ LLC, 5.88%, 06/30/29 (b)		1,162	1,023,819
Mueller Water Products, Inc., 4.00%, 06/15/29 (b)		24	21,864
OT Merger Corp., 7.88%, 10/15/29 (b)		37	22,163
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29 (b)		39	36,092
Terex Corp., 5.00%, 05/15/29 (b)		102	96,135
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26 (b)		189	190,191
TK Elevator Holdco GmbH
6.63%, 07/15/28 (c)	EUR	90	91,414
7.63%, 07/15/28 (b)	USD	200	196,458
TK Elevator Midco GmbH, 4.38%, 07/15/27 (c)	EUR	200	213,460
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27 (b)	USD	312	306,495
Vertiv Group Corp., 4.13%, 11/15/28 (b)		998	936,343

			3,979,231

Media — 1.1%
Adelphia Communications Corp., 10.50%, 12/31/49 (d)(e)(g)		400	—
Altice Financing SA, 5.75%, 08/15/29 (b)		236	209,428
Cable One, Inc.
0.00%, 03/15/26 (i)(j)		28	23,758
1.13%, 03/15/28 (i)		66	49,995
4.00%, 11/15/30 (b)		57	46,149

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. (b)
5.00%, 02/01/28	USD	28	$26,790
6.38%, 09/01/29		385	379,673
4.50%, 08/15/30		22	19,833
7.38%, 03/01/31		662	679,453
4.25%, 01/15/34		152	123,519
Clear Channel International BV, 6.63%, 08/01/25 (b)		200	200,964
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/27 (b)		113	107,868
7.75%, 04/15/28 (b)		168	144,850
9.00%, 09/15/28		392	409,038
7.50%, 06/01/29 (b)		47	39,079
CMG Media Corp., 8.88%, 12/15/27 (b)		79	62,657
CSC Holdings LLC (b)
5.50%, 04/15/27		200	184,860
11.25%, 05/15/28		200	206,072
4.50%, 11/15/31		216	163,312
Directv Financing LLC/Directv Financing Co- Obligor, Inc., 5.88%, 08/15/27 (b)		123	115,568
DISH DBS Corp.
7.75%, 07/01/26		85	59,203
5.25%, 12/01/26 (b)		188	161,069
DISH Network Corp., 11.75%, 11/15/27 (b)		315	328,815
GCI LLC, 4.75%, 10/15/28 (b)		35	32,112
Gray Television, Inc. (b)
5.88%, 07/15/26		41	39,881
7.00%, 05/15/27		68	64,634
Lamar Media Corp., 4.00%, 02/15/30		15	13,747
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (b)		180	176,303
Nexstar Media, Inc., 5.63%, 07/15/27 (b)		20	19,339
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.00%, 08/15/27 (b)		108	104,393
4.25%, 01/15/29 (b)		76	68,580
4.63%, 03/15/30 (b)		22	19,613
7.38%, 02/15/31		75	78,761
Radiate Holdco LLC/Radiate Finance, Inc. (b)
4.50%, 09/15/26		728	555,248
6.50%, 09/15/28		179	87,707
Sinclair Television Group, Inc., 4.13%, 12/01/30 (b)		16	11,280
Sirius XM Radio, Inc. (b)
3.13%, 09/01/26		11	10,336
5.00%, 08/01/27		92	88,871
4.00%, 07/15/28		53	49,017
Stagwell Global LLC, 5.63%, 08/15/29 (b)		32	29,433
Summer BidCo BV, (9.00% Cash or 9.75% PIK),
9.00%, 11/15/25 (c)(h)	EUR	124	135,758
TEGNA, Inc., 4.75%, 03/15/26 (b)	USD	11	10,699
Univision Communications, Inc. (b)
6.63%, 06/01/27		78	77,787
8.00%, 08/15/28		169	174,344
7.38%, 06/30/30		35	34,900
Videotron Ltd., 3.63%, 06/15/29 (b)		22	19,966

			5,644,662

Metals & Mining — 0.4%
Arsenal AIC Parent LLC, 8.00%, 10/01/30 (b)		46	47,995
ATI, Inc.
5.88%, 12/01/27		48	47,302
4.88%, 10/01/29		32	29,823

Security		Par (000)	Value

Metals & Mining (continued)
ATI, Inc. (continued)
7.25%, 08/15/30	USD	131	$136,291
5.13%, 10/01/31		88	81,621
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (b)		308	314,031
Carpenter Technology Corp.
6.38%, 07/15/28		24	23,910
7.63%, 03/15/30		83	85,588
Constellium SE
4.25%, 02/15/26 (c)	EUR	100	109,706
3.75%, 04/15/29 (b)	USD	250	226,840
ERO Copper Corp., 6.50%, 02/15/30 (b)		78	68,816
Kaiser Aluminum Corp. (b)
4.63%, 03/01/28		42	38,843
4.50%, 06/01/31		188	162,061
Mineral Resources Ltd., 9.25%, 10/01/28		10	10,638
New Gold, Inc., 7.50%, 07/15/27 (b)		135	136,198
Novelis Corp. (b)
3.25%, 11/15/26		217	204,283
4.75%, 01/30/30		300	282,135
3.88%, 08/15/31		96	84,598
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29 (c)	EUR	100	104,103

			2,194,782

Mortgage Real Estate Investment Trusts (REITs) (b) — 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 10/01/25	USD	12	11,838
4.75%, 06/15/29		22	19,837
Starwood Property Trust, Inc., 4.38%, 01/15/27		13	12,251

			43,926

Office REITs — 0.0%
Highwoods Realty LP, 7.65%, 02/01/34		15	16,182

Oil, Gas & Consumable Fuels — 2.1%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (b)		136	136,680
Antero Midstream Partners LP/Antero Midstream Finance Corp. (b)
5.75%, 03/01/27		34	33,736
5.75%, 01/15/28		15	14,851
5.38%, 06/15/29		66	63,450
Antero Resources Corp., 7.63%, 02/01/29 (b)		23	23,601
Apache Corp., 5.35%, 07/01/49		36	29,932
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (b)
9.00%, 11/01/27		144	181,440
8.25%, 12/31/28		220	221,278
Series B, 5.88%, 06/30/29		113	105,130
Baytex Energy Corp., 8.50%, 04/30/30 (b)		75	77,618
Buckeye Partners LP
5.85%, 11/15/43		16	12,962
5.60%, 10/15/44		1	769
Callon Petroleum Co.
6.38%, 07/01/26		49	48,767
8.00%, 08/01/28 (b)		143	146,042
7.50%, 06/15/30 (b)		268	270,284
Chesapeake Energy Corp., 6.75%, 04/15/29 (b)		132	133,228
CITGO Petroleum Corp. (b)
7.00%, 06/15/25		163	162,735
8.38%, 01/15/29		130	133,683
Civitas Resources, Inc. (b)
8.38%, 07/01/28		204	212,965

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Civitas Resources, Inc. (b) (continued)
8.63%, 11/01/30	USD	105	$111,376
8.75%, 07/01/31		224	238,459
CNX Midstream Partners LP, 4.75%, 04/15/30 (b)		32	28,735
CNX Resources Corp., 7.38%, 01/15/31 (b)		32	32,222
Comstock Resources, Inc. (b)
6.75%, 03/01/29		328	299,958
5.88%, 01/15/30		33	28,621
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (b)		250	236,901
Crescent Energy Finance LLC (b)
7.25%, 05/01/26		180	181,110
9.25%, 02/15/28		158	163,936
CrownRock LP/CrownRock Finance, Inc., 5.00%, 05/01/29 (b)		20	19,500
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30		57	58,288
DT Midstream, Inc. (b)
4.13%, 06/15/29		110	101,198
4.38%, 06/15/31		79	71,261
Enbridge, Inc., (5-year CMT + 4.43%), 8.50%, 01/15/84 (a)		50	53,182
Energy Transfer LP
6.00%, 02/01/29 (b)		22	22,198
7.38%, 02/01/31 (b)		27	28,375
Series H, (5-year CMT + 5.69%), 6.50% (a)(l)		144	136,840
EnLink Midstream LLC
5.63%, 01/15/28 (b)		93	91,947
5.38%, 06/01/29		36	35,224
6.50%, 09/01/30 (b)		65	66,363
EnLink Midstream Partners LP
4.85%, 07/15/26		21	20,574
5.60%, 04/01/44		74	64,404
EQM Midstream Partners LP
4.13%, 12/01/26		17	16,420
6.50%, 07/01/27 (b)		68	69,240
7.50%, 06/01/30 (b)		67	72,026
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27 (b)		26	26,971
Genesis Energy LP/Genesis Energy Finance Corp.
7.75%, 02/01/28		15	15,052
8.25%, 01/15/29		47	48,365
8.88%, 04/15/30		32	33,088
Gulfport Energy Corp., 8.00%, 05/17/26 (b)		11	11,625
Harvest Midstream I LP, 7.50%, 09/01/28 (b)		20	19,882
Hess Midstream Operations LP, 4.25%, 02/15/30 (b)		77	70,840
Hilcorp Energy I LP/Hilcorp Finance Co. (b)
6.25%, 11/01/28		21	20,919
5.75%, 02/01/29		72	69,530
6.00%, 04/15/30		5	4,849
8.38%, 11/01/33		159	168,451
Howard Midstream Energy Partners LLC, 8.88%, 07/15/28 (b)		67	70,321
ITT Holdings LLC, 6.50%, 08/01/29 (b)		109	96,426
Kinetik Holdings LP
6.63%, 12/15/28		24	24,451
5.88%, 06/15/30 (b)		74	72,598
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (b)		10	9,750
Matador Resources Co.
5.88%, 09/15/26		54	53,552

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Matador Resources Co. (continued)
6.88%, 04/15/28 (b)	USD	94	$95,346
Murphy Oil Corp., 5.88%, 12/01/27		13	12,934
Murphy Oil USA, Inc., 4.75%, 09/15/29		64	60,640
Nabors Industries Ltd. (b)
7.25%, 01/15/26		66	63,440
7.50%, 01/15/28		63	54,479
Nabors Industries, Inc.
5.75%, 02/01/25		243	242,919
7.38%, 05/15/27 (b)		10	9,797
9.13%, 01/31/30 (b)		71	71,288
New Fortress Energy, Inc., 6.75%, 09/15/25 (b)		136	134,915
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (b)		110	111,101
Noble Finance II LLC, 8.00%, 04/15/30 (b)		78	81,163
Northern Oil and Gas, Inc. (b)
8.13%, 03/01/28		238	240,975
8.75%, 06/15/31		74	77,078
NuStar Logistics LP
6.00%, 06/01/26		123	122,784
6.38%, 10/01/30		2	2,004
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/30 (b)		46	46,846
Permian Resources Operating LLC
5.38%, 01/15/26 (b)		32	31,574
7.75%, 02/15/26 (b)		82	83,421
6.88%, 04/01/27 (b)		37	36,975
8.00%, 04/15/27 (b)		88	91,219
5.88%, 07/01/29 (b)		177	172,568
9.88%, 07/15/31 (b)		79	87,789
7.00%, 01/15/32		85	87,692
Precision Drilling Corp., 6.88%, 01/15/29 (b)		4	3,857
Rockcliff Energy II LLC, 5.50%, 10/15/29 (b)		131	123,810
Rockies Express Pipeline LLC, 4.95%, 07/15/29 (b)		14	13,386
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28		100	103,622
SM Energy Co.
6.75%, 09/15/26		41	40,893
6.63%, 01/15/27		7	6,960
6.50%, 07/15/28		45	45,021
Southwestern Energy Co.
5.38%, 02/01/29		62	60,505
4.75%, 02/01/32		2	1,850
Sunoco LP/Sunoco Finance Corp., 7.00%, 09/15/28 (b)		50	51,589
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (b)
6.00%, 03/01/27		14	13,690
5.50%, 01/15/28		21	19,845
6.00%, 12/31/30		2	1,859
6.00%, 09/01/31		41	37,922
Transocean Aquila Ltd., 8.00%, 09/30/28 (b)		33	33,494
Transocean Titan Financing Ltd., 8.38%, 02/01/28 (b)		32	33,200
Transocean, Inc. (b)
7.50%, 01/15/26		250	245,615
11.50%, 01/30/27		93	97,185
8.00%, 02/01/27		60	58,500
8.75%, 02/15/30		233	243,168
Valaris Ltd., 8.38%, 04/30/30 (b)		196	200,810
Venture Global Calcasieu Pass LLC (b) 3.88%, 08/15/29		285	258,580

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Venture Global Calcasieu Pass LLC (b) (continued)
4.13%, 08/15/31	USD	5	$4,405
3.88%, 11/01/33		193	163,558
Venture Global LNG, Inc. (b)
8.13%, 06/01/28		202	203,999
9.50%, 02/01/29		587	621,144
8.38%, 06/01/31		358	357,815
9.88%, 02/01/32		281	292,701
Vermilion Energy, Inc., 6.88%, 05/01/30 (b)		51	48,962
Vital Energy, Inc.
10.13%, 01/15/28		70	71,929
9.75%, 10/15/30		85	88,117
Western Midstream Operating LP
5.45%, 04/01/44		105	95,057
5.30%, 03/01/48		39	33,939
5.50%, 08/15/48		17	15,161
5.25%, 02/01/50		54	48,414

			10,833,688

Passenger Airlines — 0.1%
Air Canada, 3.88%, 08/15/26 (b)		73	69,743
American Airlines, Inc., 8.50%, 05/15/29 (b)		126	133,056
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29 (b)		88	86,078
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (b)		47	33,334
United Airlines Pass-Through Trust,
Series 2020-1, Class B, 4.88%, 07/15/27		12	11,779
United Airlines, Inc., 4.63%, 04/15/29 (b)		175	163,666
VistaJet Malta Finance PLC/Vista Management
Holding, Inc. (b)
7.88%, 05/01/27		33	28,383
6.38%, 02/01/30		52	36,315

			562,354

Personal Care Products (b) — 0.0%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC
4.75%, 01/15/29		5	4,769
6.63%, 07/15/30		66	67,803

			72,572

Pharmaceuticals — 0.2%
1375209 BC Ltd., 9.00%, 01/30/28 (b)		60	58,506
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28 (c)	EUR	100	107,380
Gruenenthal GmbH, 4.13%, 05/15/28 (c)		100	108,991
Option Care Health, Inc., 4.38%, 10/31/29 (b)	USD	79	71,397
Organon & Co./Organon Foreign Debt Co-Issuer BV, 4.13%, 04/30/28 (b)		200	184,093
PRA Health Sciences, Inc., 2.88%, 07/15/26 (b)		200	186,888
Prestige Brands, Inc., 3.75%, 04/01/31 (b)		56	48,953
Teva Pharmaceutical Finance Netherlands II BV, 3.75%, 05/09/27	EUR	100	106,349
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	USD	203	187,648

			1,060,205

Professional Services — 0.0%
CoreLogic, Inc., 4.50%, 05/01/28 (b)		243	212,870

Security		Par (000)	Value

Real Estate Management & Development — 0.1%
Anywhere Real Estate Group LLC/Anywhere Co.- Issuer Corp.
7.00%, 04/15/30	USD	80	$73,775
7.00%, 04/15/30 (b)		45	41,769
Cushman & Wakefield U.S. Borrower LLC
6.75%, 05/15/28 (b)		101	100,495
8.88%, 09/01/31		38	40,271
Howard Hughes Corp. (b)
5.38%, 08/01/28		46	44,212
4.38%, 02/01/31		53	45,964
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.75%, 01/15/29 (b)		42	32,641

			379,127

Retail REITs — 0.0%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27 (b)		51	45,900

Semiconductors & Semiconductor Equipment — 0.2%
ams-OSRAM AG, 10.50%, 03/30/29	EUR	100	119,751
Entegris Escrow Corp., 4.75%, 04/15/29 (b)	USD	564	543,365
Entegris, Inc., 4.38%, 04/15/28 (b)		74	70,423
NCR Atleos Corp., 9.50%, 04/01/29		63	66,937
Synaptics, Inc., 4.00%, 06/15/29 (b)		84	75,347

			875,823

Software — 0.8%
Alteryx, Inc., 8.75%, 03/15/28 (b)		61	64,927
Boxer Parent Co., Inc. (b)
7.13%, 10/02/25		85	85,456
9.13%, 03/01/26		177	176,611
Capstone Borrower, Inc., 8.00%, 06/15/30 (b)		78	81,148
Clarivate Science Holdings Corp. (b)
3.88%, 07/01/28		342	322,470
4.88%, 07/01/29		206	193,297
Cloud Software Group, Inc. (b)
6.50%, 03/31/29		1,168	1,112,451
9.00%, 09/30/29		974	925,741
Consensus Cloud Solutions, Inc. (b)
6.00%, 10/15/26		23	21,869
6.50%, 10/15/28		20	18,141
Crowdstrike Holdings, Inc., 3.00%, 02/15/29		16	14,460
Elastic NV, 4.13%, 07/15/29 (b)		120	110,190
McAfee Corp., 7.38%, 02/15/30 (b)		226	206,395
MicroStrategy, Inc., 6.13%, 06/15/28 (b)		144	139,700
Open Text Corp., 6.90%, 12/01/27 (b)		207	215,208
Playtika Holding Corp., 4.25%, 03/15/29 (b)		21	18,323
PTC, Inc., 4.00%, 02/15/28 (b)		32	30,326
SS&C Technologies, Inc., 5.50%, 09/30/27 (b)		284	279,948
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (b)		113	93,289

			4,109,950

Specialized REITs (b) — 0.1%
Iron Mountain, Inc.
7.00%, 02/15/29		181	186,046
5.63%, 07/15/32		44	41,653

			227,699

Specialty Retail — 0.2%
Arko Corp., 5.13%, 11/15/29 (b)		44	38,071

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
eG Global Finance PLC, 12.00%, 11/30/28	USD	415	$441,988
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/29 (b)		253	246,123

			726,182

Technology Hardware, Storage & Peripherals (b) — 0.1%
Seagate HDD Cayman
8.25%, 12/15/29		128	138,051
8.50%, 07/15/31		120	130,237

			268,288

Textiles, Apparel & Luxury Goods (b) — 0.0%
Crocs, Inc.
4.25%, 03/15/29		57	51,057
4.13%, 08/15/31		13	11,000
Hanesbrands, Inc., 4.88%, 05/15/26		32	30,868
Kontoor Brands, Inc., 4.13%, 11/15/29		32	28,872
Levi Strauss & Co., 3.50%, 03/01/31		82	70,999

			192,796

Transportation Infrastructure — 0.0%
Azzurra Aeroporti SpA, 2.63%, 05/30/27 (c)	EUR	100	102,774

Wireless Telecommunication Services — 0.2%
Altice France SA/France
8.13%, 02/01/27 (b)	USD	334	307,891
11.50%, 02/01/27 (k)	EUR	100	110,671
5.13%, 07/15/29 (b)	USD	200	155,604
Cellnex Finance Co. SA, 2.00%, 02/15/33 (c)	EUR	100	93,987
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (b)	USD	200	198,802
Hughes Satellite Systems Corp., 5.25%, 08/01/26		29	25,519
T-Mobile U.S., Inc.
3.38%, 04/15/29		67	62,250
3.50%, 04/15/31		26	23,769
Vmed O2 U.K. Financing I PLC, 4.75%, 07/15/31 (b)		200	178,521

			1,157,014

Total Corporate Bonds — 18.6% (Cost: $104,045,072)			94,434,861

Floating Rate Loan Interests (a)

Aerospace & Defense — 4.2%
Barnes Group, Inc., Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.46%, 09/03/30		604	605,208
Bleriot U.S. Bidco, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.61%, 10/31/28		985	987,751
Cobham Ultra SeniorCo SARL, USD Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.36%, 08/03/29		322	316,714
Cubic Corp.
Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.90%, 05/25/28		2,525	2,343,589
Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.90%, 05/25/28		512	475,472
Dynasty Acquisition Co., Inc., 2023 Term Loan B1, (1-mo. CME Term SOFR + 4.00%), 9.36%, 08/24/28		3,336	3,342,958
NORDAM Group, Inc., Term Loan B, (1-mo. CME Term SOFR + 5.60%), 10.96%, 04/09/26		755	689,503

Security		Par (000)	Value

Aerospace & Defense (continued)
Peraton Corp.
2nd Lien Term Loan B1, (3-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.22%, 02/01/29	USD	1,467	$1,456,274
Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/01/28		4,981	4,987,433
Setanta Aircraft Leasing DAC, Term Loan B, (3-mo. CME Term SOFR + 2.00%), 7.61%, 11/05/28		1,175	1,177,937
Standard Aero Ltd., 2023 Term Loan B2, (1-mo. CME Term SOFR + 4.00%), 9.36%, 08/24/28		1,430	1,432,696
TransDigm, Inc.
2023 Term Loan I, (3-mo. CME Term SOFR + 3.25%), 8.60%, 08/24/28		2,776	2,786,758
2023 Term Loan J, (3-mo. CME Term SOFR at 1.00% Floor + 3.25%), 8.60%, 02/14/31		681	683,554

			21,285,847

Air Freight & Logistics — 0.0%
Rand Parent LLC, 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.60%, 03/17/30		220	219,178

Automobile Components — 0.7%
Adient U.S. LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.72%, 04/10/28		587	588,871
Clarios Global LP, 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.11%, 05/06/30		2,041	2,043,436
Tenneco, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR + 5.00%), 10.47%, 11/17/28		1,011	889,114

			3,521,421

Automobiles — 0.6%
Dealer Tire Financial LLC, Series B, Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.86%, 12/14/27		2,633	2,638,140
RVR Dealership Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/08/28		204	174,987

			2,813,127

Banks — 0.9%
Ascensus Holdings, Inc.
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.50%), 12.18%, 08/02/29		2,372	2,274,730
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 08/02/28		2,387	2,378,410

			4,653,140

Beverages — 1.2%
Naked Juice LLC
2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.45%, 01/24/30		1,631	1,304,825
Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.70%, 01/24/29		3,489	3,366,834
Triton Water Holdings, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.86%, 03/31/28		1,165	1,152,315

			5,823,974

Broadline Retail — 1.2%
New SK Holdco Sub LLC, 2022 PIK Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.85%, 1.50% PIK), 13.71%, 06/30/27 (h)		2,203	2,182,873

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Broadline Retail (continued)
PUG LLC
2021 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.72%, 02/12/27 (e)	USD	320	$316,446
USD Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27		2,876	2,824,671
Sally Holdings LLC, 2023 CovLite Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.61%, 02/28/30		572	573,286
Woof Holdings, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.36%, 12/21/27		335	270,322

			6,167,598

Building Products — 1.2%
AZZ, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 05/13/29		227	227,424
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.97%, 05/19/28		1,202	1,206,494
LBM Acquisition LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 12/17/27		433	426,765
SRS Distribution, Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		2,385	2,386,051
2022 Incremental Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.96%, 06/02/28		855	854,096
White Cap Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.11%, 10/19/27		1,078	1,079,713

			6,180,543

Capital Markets — 2.2%
Aretec Group, Inc., 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 4.50%), 9.96%, 08/09/30		517	515,586
Axalta Coating Systems U.S. Holdings, Inc., 2023 USD Term Loan B4, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.85%, 12/20/29		1,125	1,127,498
Azalea Topco, Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 07/24/26		2,287	2,252,567
Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 07/24/26		836	825,877
Castlelake Aviation One DAC
2023 Incremental Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.13%, 10/22/27		646	646,877
Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.12%, 10/22/26		1,891	1,893,312
Focus Financial Partners LLC
2021 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 06/30/28		1,280	1,278,652
2023 Term Loan B6, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 06/30/28		712	713,105

Security		Par (000)	Value

Capital Markets (continued)
ION Trading Finance Ltd., 2021 USD Term Loan, (3-mo. CME Term SOFR + 4.75%), 10.20%, 04/03/28	USD	589	$588,535
Osaic Holdings, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 4.50%), 9.86%, 08/17/28		1,253	1,255,581

			11,097,590

Chemicals — 4.6%
Arc Falcon I, Inc., 2021 2nd Lien Term Loan, (1-mo. CME Term SOFR + 7.00%), 12.46%, 09/30/29 (e)		815	731,462
Aruba Investments Holdings LLC
2020 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.21%, 11/24/28		1,275	1,190,531
2020 USD Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.46%, 11/24/27		671	660,620
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.32%, 08/27/26		1,163	1,115,504
Chemours Co., 2023 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 8.86%, 08/18/28		1,039	1,036,277
CPC Acquisition Corp., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.36%, 12/29/27		569	456,397
Derby Buyer LLC, USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.59%, 11/01/30 (e)		1,698	1,698,000
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.38%), 9.77%, 10/04/29		859	845,148
Ecovyst Catalyst Technologies LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.98%, 06/09/28		1,507	1,507,923
Element Solutions, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.36%, 12/18/30 (e)		1,732	1,736,721
HB Fuller Co., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.61%, 02/15/30		263	263,407
Herens U.S. Holdco Corp., USD Term Loan B, (3-mo. CME Term SOFR + 3.93%), 9.37%, 07/03/28		935	843,852
INEOS U.S. Finance LLC, 2023 USD Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.86%, 02/18/30		612	611,925
LSF11 A5 Holdco LLC
2023 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.71%, 10/15/28		260	260,129
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 10/15/28		1,635	1,636,385
Lummus Technology Holdings V LLC, 2021 Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 06/30/27		209	208,847
Momentive Performance Materials Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 4.50%), 9.86%, 03/29/28		1,922	1,853,446

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Nouryon USA LLC, 2023 USD Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.47%, 04/03/28	USD	825	$827,173
Olympus Water U.S. Holding Corp., 2023 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.35%, 11/09/28		820	823,020
OQ Chemicals Corp., 2017 USD Term Loan B2, (3-mo. CME Term SOFR + 3.60%), 9.01%, 10/14/24		1,408	1,358,947
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 03/16/27		919	919,749
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.71%, 08/02/28		1,419	1,414,131
WR Grace Holdings LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.36%, 09/22/28		1,256	1,257,703

			23,257,297

Commercial Services & Supplies — 2.6%
Action Environmental Group, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.88%, 10/24/30 (e)		580	581,427
Albion Financing 3 SARL, USD Term Loan, (3-mo. CME Term SOFR + 5.25%), 10.92%, 08/17/26 .		1,715	1,721,508
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 05/12/28		2,281	2,268,524
2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.11%, 05/12/28		301	300,820
Amentum Government Services Holdings LLC, 2022 Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.36%, 02/15/29		679	677,647
PECF USS Intermediate Holding III Corp., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.89%, 12/15/28		681	527,726
Prime Security Services Borrower LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.84%, 10/14/30		649	650,519
Tempo Acquisition LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.11%, 08/31/28		4,167	4,181,813
TruGreen LP, 2020 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.46%, 11/02/27		1,446	1,393,586
Viad Corp., Initial Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.47%, 07/30/28		881	875,666

			13,179,236
Communications Equipment — 0.6%
Ciena Corp., 2020 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.36%, 10/24/30		1,255	1,257,139

Security		Par (000)	Value

Communications Equipment (continued)
Viasat, Inc.
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 05/30/30	USD	760	$743,943
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.86%, 03/02/29		1,031	1,009,264

			3,010,346

Construction & Engineering — 1.1%
Brand Industrial Services, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.88%, 08/01/30		3,012	2,990,941
Legence Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.96%, 12/16/27		200	199,935
Pike Corp., 2021 Incremental Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 01/21/28		925	926,794
USIC Holdings, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.11%, 05/12/28		1,530	1,515,347

			5,633,017

Construction Materials — 3.6%
ACProducts Holdings, Inc., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.86%, 05/17/28		1,412	1,234,763
American Builders & Contractors Supply Co., Inc., Series A, 2019 Term Loan, (1-mo. CME Term SOFR + 2.00%), 7.46%, 01/15/27		1,045	1,047,325
Chariot Buyer LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 11/03/28		2,129	2,121,344
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 04/12/28		308	307,212
CP Atlas Buyer, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 11/23/27		1,256	1,233,429
CP Iris Holdco I, Inc.
2021 2nd Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.46%, 10/01/29		919	824,803
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 10/02/28		212	211,209
CPG International LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.96%, 04/28/29		698	698,512
Emerald Debt Merger Sub LLC, Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.36%, 05/31/30		878	880,328
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1-mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27		545	545,808
Jeld-Wen, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.72%, 07/28/28		712	713,242
LSF10 XL Bidco SCA, 2021 EUR Term Loan B4, (3-mo. EURIBOR + 4.18%), 8.10%, 04/12/28	EUR	853	825,169
New AMI I LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.36%, 03/08/29	USD	728	625,929

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction Materials (continued)
Oscar AcquisitionCo. LLC, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.95%, 04/29/29	USD	949	$938,311
Quikrete Holdings, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.22%, 03/19/29		557	558,557
Smyrna Ready Mix Concrete LLC
2023 Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.86%, 04/02/29		699	412,470
Term Loan B, 04/02/29 (m)		66	65,865
Standard Industries, Inc./New Jersey, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 09/22/28		1,392	1,394,578
Summit Materials LLC, 2023 Incremental Term Loan B, 11/30/28 (m)		655	657,050
Wilsonart LLC, 2021 Term Loan E, (3-mo. CME Term SOFR at 1.00% Floor + 3.25%), 8.70%, 12/31/26		2,992	2,995,793
Zurn LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.47%, 10/04/28		98	98,198

			18,389,895

Consumer Finance — 1.1%
GTCR W Merger Sub LLC, USD Term Loan B, 09/20/30 (m)		1,457	1,462,464
Trans Union LLC
2019 Term Loan B5, (1-mo. CME Term SOFR + 1.75%), 7.21%, 11/16/26		1,617	1,617,904
2021 Term Loan B6, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 12/01/28		1,602	1,606,673
WEX, Inc., 2021 Term Loan, (1-mo. CME Term SOFR + 2.25%), 7.72%, 03/31/28		850	851,852

			5,538,893

Consumer Staples Distribution & Retail — 0.3%
U.S. Foods, Inc.
2019 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.47%, 09/13/26		563	563,265
2021 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.97%, 11/22/28		779	781,679

			1,344,944

Containers & Packaging — 1.8%
Charter Next Generation, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 12/01/27		3,379	3,391,015
LABL, Inc., 2021 USD 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.46%, 10/29/28		1,391	1,330,726
Mauser Packaging Solutions Holding Co., Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.34%, 08/14/26		1,138	1,141,445
Pactiv Evergreen Group Holdings Inc, 2020 Term Loan B2, (1-mo. CME Term SOFR + 3.25%), 8.72%, 02/05/26		941	943,092

Security		Par (000)	Value

Containers & Packaging (continued)
Pregis TopCo Corp.
1st Lien Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.11%, 07/31/26	USD	535	$535,469
2021 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 07/31/26		611	610,004
Trident TPI Holdings, Inc., 2021 Term Loan B3, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.61%, 09/15/28		1,129	1,124,052

			9,075,803

Distributors — 0.2%
PAI Holdco, Inc., 2020 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.39%, 10/28/27		863	802,780

Diversified Consumer Services — 1.8%
Ascend Learning LLC
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.75%), 11.21%, 12/10/29		589	503,400
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/11/28		835	819,622
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 11/24/28		804	802,346
KUEHG Corp., 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.35%, 06/12/30		1,268	1,271,854
Learning Care Group U.S. No. 2, Inc., 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 08/11/28		198	199,396
Sotheby’s
2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 10.16%, 01/15/27		1,641	1,617,709
Series L, 2023 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 10.16%, 01/15/27		360	354,750
Spring Education Group, Inc., Term Loan, (3-mo. CME Term SOFR + 4.50%), 9.85%, 10/04/30		1,408	1,410,791
Wand NewCo 3, Inc., 2020 Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.22%, 02/05/26		2,255	2,259,803

			9,239,671

Diversified Telecommunication Services — 1.6%
Cablevision Lightpath LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.73%, 11/30/27		197	195,998
Consolidated Communications, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.97%, 10/02/27		712	660,587
Level 3 Financing, Inc., 2023 TSA Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27 (e)		1,749	1,661,649

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Lumen Technologies, Inc., 2023 TSA Term Loan B, (3-mo. CME Term SOFR + 2.25%), 7.71%, 03/15/27 (e)	USD	1,611	$1,095,299
ORBCOMM, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.81%, 09/01/28		755	715,274
Zayo Group Holdings, Inc., USD Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.47%, 03/09/27		4,386	3,754,249

			8,083,056

Electronic Equipment, Instruments & Components — 0.7%
Coherent Corp., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 07/02/29		1,347	1,349,073
MX Holdings U.S., Inc., 2023 USD Term Loan B1D, 07/31/28 (m)		156	156,509
Roper Industrial Products Investment Co., USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.35%, 11/22/29		2,261	2,263,960

			3,769,542

Energy Equipment & Services — 0.0%
Lealand Finance Co. BV
2020 Make Whole Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.47%, 06/28/24 (e)		46	30,835
2020 Take Back Term Loan, (1-mo. CME Term SOFR + 4.00%), 6.47%, 06/30/25		352	137,980

			168,815

Entertainment — 3.3%
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 04/22/26		1,299	1,082,371
Aristocrat Technologies, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.70%, 05/24/29		87	87,518
Cirque Du Soleil Holding USA Newco, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.60%, 03/08/30		809	804,843
Creative Artists Agency LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.86%, 11/27/28		1,876	1,882,358
Delta 2 Lux SARL, 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.60%, 01/15/30		1,655	1,658,111
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.71%, 03/24/25		1,492	1,486,191
Live Nation Entertainment, Inc., Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 7.21%, 10/19/26		2,227	2,221,999
SMG U.S. Midco 2, Inc., 2020 Term Loan, (3-mo. CME Term SOFR + 2.50%), 8.14%, 01/23/25		1,682	1,681,888
UFC Holdings LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.40%, 04/29/26		760	762,280

Security		Par (000)	Value

Entertainment (continued)
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.22%, 05/18/25	USD	2,514	$2,518,784
WMG Acquisition Corp., 2021 Term Loan G, (1-mo. CME Term SOFR + 2.13%), 7.60%, 01/20/28		2,416	2,415,537

			16,601,880

Environmental, Maintenance & Security Service — 0.5%
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.22%, 10/08/28		606	606,506
Covanta Holding Corp.
2021 Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 11/30/28		75	74,763
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 11/30/28		982	980,623
GFL Environmental, Inc., 2023 First Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.91%, 05/31/27		644	645,786

			2,307,678

Financial Services — 3.2%
Belron Finance U.S. LLC
2018 Term Loan B, (3-mo. CME Term SOFR + 2.25%), 7.88%, 11/13/25		1,947	1,946,550
2019 USD Term Loan B3, (3-mo. CME Term SOFR + 2.25%), 7.90%, 10/30/26		1,116	1,117,876
2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.43%), 8.07%, 04/13/28		1,693	1,694,266
2023 USD Term Loan, 04/13/28 (e)(m)		1,420	1,423,499
Belron Luxembourg SARL, 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 8.00%, 04/18/29		423	423,333
Cogeco Financing 2 LP, 2023 Term Loan B, (3-mo. CME Term SOFR + 2.50%), 7.88%, 09/29/28		1,370	1,344,589
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 3.75%), 9.10%, 04/09/27		5,578	5,517,724
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.36%, 04/07/28		1,594	1,516,292
FinCo I LLC, 2023 Term Loan, (3-mo. CME Term SOFR + 3.00%), 8.38%, 06/27/29		425	426,284
GIP Pilot Acquisition Partners LP, Term Loan, (3-mo. CME Term SOFR + 3.00%), 8.39%, 10/04/30		271	270,775
UPC Financing Partnership, 2021 USD Term Loan AX, (1-mo. CME Term SOFR + 3.00%), 8.48%, 01/31/29		672	668,675

			16,349,863

Food Products — 2.7%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.22%, 10/01/25		1,406	1,345,197
2021 Incremental Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.22%, 10/01/25		1,321	1,268,398

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
Aramark Services, Inc., 2023 Term Loan B6, (1-mo. CME Term SOFR + 2.50%), 7.97%, 06/22/30	USD	592	$592,660
Chobani LLC
2020 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.97%, 10/25/27		2,885	2,886,432
2023 Incremental Term Loan, (3-mo. CME Term SOFR + 3.75%), 9.11%, 10/25/27		737	737,612
Froneri U.S., Inc., 2020 USD Term Loan, (1-mo. CME Term SOFR + 2.25%), 7.71%, 01/29/27		3,222	3,222,995
H-Food Holdings LLC, 2018 Term Loan B, (3-mo. CME Term SOFR + 3.69%), 9.27%, 05/23/25		450	358,500
Nomad Foods U.S. LLC, Term Loan B4, (6-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 11/13/29		902	903,818
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.14%, 06/08/28		1,785	1,789,741
UTZ Quality Foods LLC, 2021 Term Loan B, (3-mo. CME Term SOFR + 3.00%), 8.64%, 01/20/28		597	596,752

			13,702,105

Ground Transportation — 0.7%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.10%, 04/06/28		504	499,346
Avis Budget Car Rental LLC, 2020 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.22%, 08/06/27		563	561,027
SIRVAWorldwide, Inc., 2018 1st Lien Term Loan, (3-mo. CME Term SOFR + 5.50%), 11.15%, 08/04/25		1,291	1,135,563
Uber Technologies, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.13%, 03/03/30		1,154	1,156,658

			3,352,594

Health Care Equipment & Supplies — 2.4%
Avantor Funding, Inc., 2021 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 11/08/27		971	972,634
Bausch & Lomb Corp., 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.36%, 09/29/28		850	846,683
Bausch and Lomb, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 05/10/27		2,030	2,003,602
Curia Global, Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.23%, 08/30/26		119	105,801
Femur Buyer, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR + 4.50%), 10.11%, 03/05/26		621	556,904
Insulet Corp., Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.72%, 05/04/28		668	669,184

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.40%, 10/19/27	USD	1,281	$1,244,461
Medline Borrower LP, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 10/23/28		3,714	3,729,693
Sotera Health Holdings LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.39%, 12/11/26		2,247	2,243,247

			12,372,209

Health Care Providers & Services — 4.2%
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.47%, 02/22/28		1,833	1,793,814
CHG Healthcare Services, Inc.
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 09/29/28		889	889,623
2023 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.14%, 09/29/28		194	194,122
CNT Holdings I Corp., 2020 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.93%, 11/08/27		1,595	1,597,179
Electron BidCo, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 11/01/28		1,900	1,902,238
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 9.97%, 02/04/27		951	948,298
EyeCare Partners LLC
2020 Term Loan, (3-mo. CME Term SOFR + 3.75%), 9.39%, 02/18/27		1,915	926,729
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.75%), 12.39%, 11/15/29		508	135,797
2021 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.39%, 11/15/28		463	221,494
Fortrea Holdings, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 07/01/30		379	378,462
ICON Luxembourg SARL, LUX Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.86%, 07/03/28		1,719	1,724,017
Ingenovis Health, Inc., Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.22%, 03/06/28		1,384	1,337,131
IQVIA, Inc., 2023 USD Term Loan B4, (3-mo. CME Term SOFR + 2.00%), 7.35%, 01/02/31		1,096	1,099,135
MED ParentCo LP, 1st Lien Term Loan, (1-mo. CME Term SOFR + 4.25%), 9.72%, 08/31/26		342	338,320
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.46%, 11/01/29		536	449,570
Phoenix Newco, Inc., 2021 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 11/15/28		2,655	2,668,793

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Precision Medicine Group LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.45%, 11/18/27	USD	1,080	$1,063,876
Reverb Buyer, Inc., 2021 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 11/01/28		547	508,949
Star Parent, Inc., Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.35%, 09/27/30		626	617,912
Surgery Center Holdings, Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.86%, 12/19/30		1,032	1,035,626
Vizient, Inc., 2022 Term Loan B7, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 05/16/29		290	290,004
WCG Intermediate Corp., 2019 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 9.47%, 01/08/27		1,038	1,038,846

			21,159,935

Health Care Technology — 2.2%
AthenaHealth Group, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.61%, 02/15/29		2,592	2,577,496
Gainwell Acquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.45%, 10/01/27		2,793	2,709,219
Verscend Holding Corp.
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.47%, 04/02/29		2,740	2,740,000
2021 Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.47%, 08/27/25		3,197	3,199,996

			11,226,711

Hotel & Resort REITs — 0.2%
RHP Hotel Properties LP, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.11%, 05/18/30		746	746,576

Hotels, Restaurants & Leisure — 6.5%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.22%, 02/02/26		1,636	1,518,641
Alterra Mountain Co., 2023 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.21%, 05/31/30 (e) .		139	139,997
Bally’s Corp., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.93%, 10/02/28		843	796,675
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 2023 Term Loan B5, (1-mo. CME Term SOFR + 2.25%), 7.61%, 09/20/30		2,694	2,693,171
Caesars Entertainment, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 02/06/30		1,122	1,124,100
Carnival Corp., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.36%, 08/08/27		879	879,314
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1-mo. CME Term SOFR + 2.00%), 7.46%, 03/17/28		1,302	1,300,411

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
City Football Group Ltd., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 07/21/28	USD	1,458	$1,447,531
ECL Entertainment, LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.11%, 08/31/30		717	717,740
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3-mo. LIBOR US at 1.00% Floor + 3.00%), 8.61%, 03/08/24		2,993	2,920,652
Fertitta Entertainment LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/27/29		3,229	3,228,525
Flutter Financing BV
2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.86%, 07/22/28		420	420,552
Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.70%, 11/25/30		2,961	2,963,458
Four Seasons Hotels Ltd., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.96%, 11/30/29		2,355	2,361,560
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1-mo. CME Term SOFR + 2.00%), 7.46%, 11/08/30		696	698,116
IRB Holding Corp., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.46%, 12/15/27		2,116	2,117,484
Light & Wonder International, Inc., 2022 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.46%, 04/14/29		949	950,553
Packers Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.71%, 03/09/28		814	508,933
Penn Entertainment, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.21%, 05/03/29		1,268	1,269,872
Playa Resorts Holding BV, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.61%, 01/05/29		407	406,890
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 08/25/28		584	584,463
Station Casinos LLC, 2020 Term Loan B, (1-mo. CME Term SOFR at 0.25% Floor + 2.25%), 7.71%, 02/08/27		1,938	1,939,845
Whatabrands LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 08/03/28		1,966	1,966,765
Wyndham Hotels & Resorts, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.71%, 05/24/30		172	172,092

			33,127,340

Household Durables — 1.5%
AI Aqua Merger Sub, Inc., 2023 Incremental Term Loan, 07/31/28 (m)		1,306	1,310,495
Hunter Douglas, Inc., USD Term Loan B1, (3-mo. CME Term SOFR + 3.50%), 8.88%, 02/26/29		2,067	2,056,025
Serta Simmons Bedding, LLC, 2023 New Term Loan, (3-mo. CME Term SOFR + 7.50%), 12.96%, 06/29/28		443	420,510

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
Stitch Aquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.36%, 07/28/28	USD	946	$501,497
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 10/06/28		1,562	1,397,283
Weber-Stephen Products LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 10/30/27		2,233	1,945,061

			7,630,871

Household Products — 0.1%
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.54%, 12/22/26		352	352,042

Independent Power and Renewable Electricity Producers — 1.0%
Calpine Construction Finance Co. LP, 2023 Refinancing Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.61%, 07/31/30		1,106	1,105,390
Calpine Corp.
2019 Term Loan B10, (1-mo. CME Term SOFR + 2.00%), 7.47%, 08/12/26		1,029	1,030,002
Term Loan B9, (1-mo. CME Term SOFR + 2.00%), 7.47%, 04/05/26		1,864	1,866,173
Constellation Renewables LLC, 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 2.50%), 8.15%, 12/15/27		1,047	1,045,070

			5,046,635

Industrial Conglomerates — 0.1%
JFL-Tiger Acquisition Co., Inc., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.40%, 10/17/30		530	530,000

Insurance — 5.5%
Alliant Holdings Intermediate LLC, 2023 Term Loan B6, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 11/06/30		6,097	6,097,210
AmWINS Group, Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.25%), 7.72%, 02/19/28		2,316	2,316,168
2023 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.22%, 02/19/28		444	445,275
Amynta Agency Borrower, Inc., 2023 1st Lien Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.61%, 02/28/28		1,269	1,268,707
AssuredPartners, Inc.
2020 Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27		1,268	1,270,043
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 02/12/27		756	756,972
2023 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 02/12/27		402	402,564
Baldwin Risk Partners, LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 10/14/27		393	392,493
HUB International Ltd.
2022 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.37%, 11/10/29		394	395,271

Security		Par (000)	Value

Insurance (continued)
HUB International Ltd. (continued)
2023 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.66%, 06/20/30	USD	4,411	$4,427,888
Jones Deslauriers Insurance Management, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.62%, 03/15/30		1,025	1,027,993
Ryan Specialty Group LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.46%, 09/01/27		1,159	1,156,083
Sedgwick Claims Management Services, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.11%, 02/24/28		3,310	3,317,468
USI, Inc./New York
2023 Acquisition Term Loan, (3-mo. CME Term SOFR + 3.25%), 8.60%, 09/27/30		469	468,970
2023 Refi Term Loan, (3-mo. CME Term SOFR + 3.25%), 8.61%, 09/27/30		537	537,097
2023 Term Loan B, (3-mo. CME Term SOFR + 3.00%), 8.36%, 11/22/29		3,676	3,679,082

			27,959,284

Interactive Media & Services — 0.7%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.50%, 02/16/28		380	379,332
Adevinta ASA, USD Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.36%, 06/26/28		641	641,522
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.47%, 10/30/26		1,798	1,799,703
Grab Holdings, Inc., Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 9.97%, 01/29/26		877	879,067

			3,699,624

Internet Software & Services — 0.3%
Gen Digital, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.46%, 09/12/29		1,456	1,456,551

IT Services — 3.1%
Asurion LLC
2020 Term Loan B8, (1-mo. CME Term SOFR + 3.25%), 8.71%, 12/23/26		385	383,741
2021 2nd Lien Term Loan B3, (1-mo. CME Term SOFR + 5.25%), 10.72%, 01/31/28		985	936,933
2021 Second Lien Term Loan B4, (1-mo. CME Term SOFR + 5.25%), 10.72%, 01/20/29		953	896,115
2023 Term Loan B11, (1-mo. CME Term SOFR + 4.25%), 9.71%, 08/19/28		1,372	1,365,427
Camelot Finance SA, Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 10/30/26		1,656	1,656,998
Central Parent, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.35%, 07/06/29		2,425	2,434,471
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (1-mo. CME Term SOFR + 3.00%), 8.36%, 01/18/29		614	614,959
2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.21%, 02/06/26		2,000	2,002,458

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Go Daddy Operating Co. LLC
2021 Term Loan B4, (1-mo. CME Term SOFR + 2.00%), 7.47%, 08/10/27	USD	1,670	$1,671,370
2022 Term Loan B5, (1-mo. CME Term SOFR + 2.50%), 7.86%, 11/09/29		1,262	1,265,551
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.64%, 07/27/28		2,073	1,456,383
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 8.25%), 13.89%, 07/27/29		1,907	724,623
Venga Finance SARL, 2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.40%, 06/28/29		563	557,352

			15,966,381

Leisure Products — 0.3%
Fender Musical Instruments Corp., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.46%, 12/01/28 (e)		421	411,399
Peloton Interactive, Inc., Term Loan, (6-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.48%, 05/25/27		295	295,325
Topgolf Callaway Brands Corp., Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.96%, 03/15/30		1,034	1,033,109

			1,739,833

Machinery — 4.3%
Arcline FM Holdings LLC
2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.36%, 06/23/28		1,324	1,321,060
2023 Incremental Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 10.86%, 06/23/28 (e)		440	439,898
Columbus McKinnon Corp./New York, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.39%, 05/14/28		311	311,299
Doosan Bobcat North America, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.95%, 04/20/29		229	229,310
Filtration Group Corp.
2021 Incremental Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 10/21/28		1,016	1,015,968
2023 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.72%, 10/21/28		2,078	2,084,776
Gardner Denver, Inc., 2020 USD Term Loan B2, (1-mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27		268	268,318
Gates Global LLC, 2021 Term Loan B3, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.96%, 03/31/27		2,113	2,114,853
Generac Power Systems, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.19%, 12/13/26		290	289,638
Madison IAQ LLC, Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 06/21/28		3,228	3,213,787

Security		Par (000)		Value

Machinery (continued)
SPX Flow, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 04/05/29	USD	1,728		$1,732,366
Titan Acquisition Ltd./Canada, 2018 Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 03/28/25		4,161		4,152,748
Vertical U.S. Newco, Inc., Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.38%, 07/30/27		2,388		2,390,949
Vertiv Group Corp., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.21%, 03/02/27		2,121		2,126,861

				21,691,831

Media — 4.3%
A L Parent LLC, 2023 Take Back Term Loan, (1-mo. CME Term SOFR at 2.00% Floor + 5.50%), 10.86%, 06/30/28		413		397,501
ABG Intermediate Holdings 2 LLC, 2021 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/21/28		1,138		1,141,499
Altice Financing SA
2017 USD Term Loan B, (3-mo. LIBOR US + 2.75%), 8.41%, 07/15/25		639		632,898
USD 2017 1st Lien Term Loan, (3-mo. LIBOR US + 2.75%), 8.41%, 01/31/26		1,705		1,681,114
AVSC Holding Corp. (h)
2020 Term Loan B1, (1-mo. CME Term SOFR at 1.00% Floor + 3.25%, 0.25% PIK), 9.21%, 03/03/25		859		839,707
2020 Term Loan B3, (3-mo. LIBOR US + 5.00%, 10.00% PIK), 15.00%, 10/15/26		875		888,240
Charter Communications Operating, LLC, 2023 Term Loan B4, (1-mo. CME Term SOFR + 2.00%), 7.36%, 12/07/30		1,253		1,247,648
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.14%, 08/21/26		1,145		1,131,570
CMG Media Corp., 2021 Term Loan, (3-mo. CME Term SOFR + 3.50%), 8.95%, 12/17/26		—	(n)	188
CSC Holdings LLC, 2019 Term Loan B5, (1-mo. LIBOR US + 2.50%), 7.98%, 04/15/27		1,817		1,717,406
DirecTV Financing LLC, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.65%, 08/02/27		1,849		1,847,113
NEP Group, Inc., 2018 1st Lien Term Loan, (3-mo. CME Term SOFR + 3.25%), 8.72%, 10/20/25		1,260		1,187,386
Radiate Holdco LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 09/25/26		2,376		1,893,639
Sinclair Television Group, Inc., 2022 Term Loan B4, (1-mo. CME Term SOFR + 3.75%), 9.21%, 04/21/29		914		741,644
Virgin Media Bristol LLC
2020 USD Term Loan Q, (1-mo. CME Term SOFR + 3.25%), 8.73%, 01/31/29		1,212		1,208,000
USD Term Loan N, (1-mo. CME Term SOFR + 2.50%), 7.98%, 01/31/28		2,578		2,564,982

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Voyage Digital NZ, USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.37%, 05/11/29 (e)	USD	828	$826,187
Ziggo Financing Partnership, USD Term Loan I, (1-mo. CME Term SOFR + 2.50%), 7.98%, 04/30/28		1,876	1,868,627

			21,815,349

Oil, Gas & Consumable Fuels — 2.0%
Freeport LNG Investments LLLP, Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.18%, 12/21/28		3,235	3,227,729
M6 ETX Holdings II Midco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 09/19/29		227	227,339
Medallion Midland Acquisition LP, 2023 Term Loan, (3-mo. CME Term SOFR + 3.50%), 8.86%, 10/18/28		1,874	1,879,022
Murphy USA, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 7.21%, 01/31/28		559	561,049
New Fortress Energy, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.39%, 10/27/28		1,597	1,569,052
Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 10/05/28		2,660	2,663,754

			10,127,945

Paper & Forest Products — 0.3%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.21%, 09/07/27		1,717	1,718,394

Passenger Airlines — 2.4%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.43%, 04/20/28		1,291	1,323,840
Air Canada, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.14%, 08/11/28		1,775	1,778,134
American Airlines, Inc.
2023 1st Lien Term Loan, (3-mo. CME Term SOFR + 3.50%), 8.87%, 06/04/29		1,563	1,564,954
Series AA, 2017 1st Lien Term Loan, (3-mo. CME Term SOFR + 1.75%), 7.11%, 01/29/27		146	144,283
Series AA, 2023 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.60%, 02/15/28		2,168	2,163,764
Mileage Plus Holdings LLC, 2020 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 10.77%, 06/21/27		2,043	2,110,481
United Airlines, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 04/21/28		2,570	2,575,487
WestJet Airlines Ltd., Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.46%, 12/11/26		657	655,191

			12,316,134

Security		Par (000)	Value

Personal Care Products — 1.0%
Sunshine Luxembourg VII SARL, 2021 USD Term Loan B3, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.95%, 10/01/26	USD	5,251	$5,273,161

Pharmaceuticals — 1.6%
Amneal Pharmaceuticals LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 5.50%), 10.86%, 05/04/28		1,056	1,036,549
Bausch Health Americas, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.71%, 02/01/27		929	753,855
Elanco Animal Health, Inc., Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.19%, 08/01/27		1,266	1,256,654
Jazz Financing Lux SARL, USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 05/05/28		1,893	1,901,948
Option Care Health, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 10/27/28		602	603,550
Organon & Co., USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 06/02/28		1,238	1,238,978
Perrigo Investments LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 04/20/29		833	829,768
PRA Health Sciences, Inc., US Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.86%, 07/03/28		428	429,541
Prestige Brands, Inc., 2021 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.47%, 07/03/28		85	84,968

			8,135,811

Professional Services — 2.4%
AlixPartners LLP, 2021 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 02/04/28		1,760	1,763,433
ASGN, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.61%, 08/30/30		358	359,356
CoreLogic, Inc.
2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.50%), 11.97%, 06/04/29		978	871,036
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		3,045	2,955,549
Element Materials Technology Group U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.70%, 07/06/29		524	517,906
2022 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.70%, 07/06/29		1,135	1,122,130
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 7.21%, 04/28/28		1,921	1,921,248
Galaxy U.S. Opco, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 04/29/29 (e)		1,587	1,301,453
VS Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.71%, 02/28/27		1,443	1,445,300

			12,257,411

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development — 0.4%
Cushman & Wakefield U.S. Borrower LLC
2020 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.22%, 08/21/25	USD	79	$78,927
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 01/31/30		1,066	1,054,766
2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/31/30 (e)		791	789,022

			1,922,715

Semiconductors & Semiconductor Equipment — 0.3%
MKS Instruments, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.84%, 08/17/29		1,200	1,201,504
Synaptics, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.87%, 12/02/28		542	538,954

			1,740,458

Software — 11.2%
Applied Systems, Inc.
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.10%, 09/17/27		630	632,703
2022 Extended 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.85%, 09/18/26		677	679,051
Barracuda Networks, Inc., 2022 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.88%, 08/15/29		863	840,672
CCC Intelligent Solutions, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 09/21/28		1,462	1,461,253
Cloud Software Group, Inc., 2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.95%, 03/30/29		4,611	4,495,111
Cloudera, Inc.
2021 Second Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.46%, 10/08/29		676	644,451
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 10/08/28		735	726,901
Cornerstone OnDemand, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 10/16/28		541	522,360
Delta TopCo, Inc., 2020 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.62%, 12/01/28		330	329,918
E2open LLC, 2020 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 02/04/28		247	247,247
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 12/01/27		2,763	2,771,291
Helios Software Holdings, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.70%, 07/18/30		1,172	1,169,132
Informatica LLC, 2021 USD Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.22%, 10/27/28		2,646	2,649,607

Security		Par (000)	Value

Software (continued)
McAfee Corp., 2022 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.19%, 03/01/29	USD	3,004	$2,983,611
MH Sub I LLC
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR + 6.25%), 11.61%, 02/23/29		1,724	1,600,487
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.61%, 05/03/28		4,695	4,608,048
Planview Parent, Inc., 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.70%, 12/18/28		824	748,810
Playtika Holding Corp., 2021 Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.22%, 03/13/28		1,494	1,490,538
Polaris Newco LLC, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.47%, 06/02/28		4,156	4,094,977
Proofpoint, Inc.
1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 08/31/28		2,444	2,441,436
2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.25%), 11.72%, 08/31/29		1,281	1,290,608
RealPage, Inc.
1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 04/24/28		5,374	5,324,790
2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.50%), 11.97%, 04/23/29		2,459	2,452,961
Severin Acquisition LLC, 2018 Term Loan B, (3-mo. CME Term SOFR + 3.25%), 8.63%, 08/01/27		1,161	1,164,961
Sophia LP
2020 2nd Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 8.00%), 13.46%, 10/09/28		2,509	2,512,136
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 10/07/27		1,944	1,945,398
SS&C Technologies, Inc.
2018 Term Loan B3, (1-mo. CME Term SOFR + 1.75%), 7.22%, 04/16/25		323	323,277
2018 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 7.22%, 04/16/25		305	305,041
2018 Term Loan B5, (1-mo. CME Term SOFR + 1.75%), 7.22%, 04/16/25		1,576	1,577,477
UKG, Inc.
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.76%, 05/03/27		1,216	1,216,436
Term Loan B, (3-mo. CME Term SOFR + 3.75%), 9.23%, 05/04/26		1,465	1,467,768
Veritas U.S., Inc., 2021 USD Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 5.00%), 10.47%, 09/01/25		2,094	1,734,818
Voyage Australia Pty. Ltd., USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.18%, 07/20/28		211	209,969

			56,663,244

Specialty Retail — 1.5%
EG America LLC, 2021 Term Loan, (1-mo. SOFR OIS CMPD + 4.25%), 9.99%, 03/31/26		248	247,283

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
Mavis Tire Express Services Corp., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 05/04/28	USD	2,617	$2,618,392
PetSmart LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/11/28		3,222	3,181,672
Pilot Travel Centers LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.46%, 08/04/28		965	967,337
Restoration Hardware, Inc., 2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 10/20/28		744	724,068

			7,738,752

Textiles, Apparel & Luxury Goods — 0.4%
Crocs, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.50%, 02/20/29		577	578,841
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 11/24/28 (e)		737	732,620
Hanesbrands, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 03/08/30 (e)		468	466,299

			1,777,760

Trading Companies & Distributors — 1.3%
Core & Main LP, 2021 Term Loan B, (2-mo. CME Term SOFR + 2.50%), 7.99%, 07/27/28		3,523	3,518,914
TMK Hawk Parent Corp. (e)
2020 Super Priority First Out Term Loan A, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 16.39%, 05/30/24		1,022	1,011,943
2020 Super Priority Second Out Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.14%, 08/28/24		3,189	1,976,766

			6,507,623

Transportation Infrastructure — 0.5%
Apple Bidco LLC
2021 Term Loan, (1-week CME Term SOFR at 0.50% Floor + 2.75%), 8.21%, 09/22/28		1,154	1,151,459
2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 09/22/28		668	669,903
OLA Netherlands BV, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.25%), 11.71%, 12/15/26		733	727,707

			2,549,069

Wireless Telecommunication Services — 3.1%
Altice France SA/France, 2023 USD Term Loan B14, (3-mo. CME Term SOFR + 5.50%), 10.89%, 08/15/28		1,717	1,537,827
Connect Finco SARL, 2021 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.86%, 12/11/26		7,131	7,126,444
Digicel International Finance Ltd.
2017 Term Loan B, (3-mo. LIBOR US + 2.25%), 10.75%, 05/28/24		492	455,326
2017 Term Loan B1, 05/27/24 (m)		21	19,787

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
GOGO Intermediate Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 04/30/28	USD	819	$819,859
Iridium Satellite LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.86%, 09/20/30		2,280	2,283,667
SBA Senior Finance II LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.21%, 04/11/25		3,266	3,268,717

			15,511,627

Total Floating Rate Loan Interests — 107.7% (Cost: $554,186,689)			546,331,109

		Shares

Investment Companies

Equity Funds — 0.1%
Janus Henderson AAA CLO ETF		10,000	503,000

Fixed Income Funds — 0.9%
Invesco Senior Loan ETF		166,200	3,520,116
iShares iBoxx $ High Yield Corporate Bond ETF (o)		15,000	1,160,850

			4,680,966

Total Investment Companies — 1.0% (Cost: $5,118,394)			5,183,966

		Benefical Interest (000)

Other Interests

Capital Markets — 0.0%
Millennium Lender Claim Trust (e)(p)	USD	1,156	—

Industrial Conglomerates — 0.0%
Millennium Corp. Claim (e)(p)		1,084	—

Total Other Interests — 0.0% (Cost: $ — )			—

		Par (000)

Preferred Securities

Capital Trusts — 0.4%

Automobiles (a)(l) — 0.0%
General Motors Financial Co., Inc., Series C, 5.70%	USD	50	46,175
Volkswagen International Finance NV, 3.88% (c)	EUR	100	101,028

			147,203

Banks (l) — 0.2%
AIB Group PLC, 5.25% (a)(c)		200	217,738
Barclays PLC
9.63%	USD	200	207,750
4.38% (a)		200	155,481
Citigroup, Inc. (a)
7.63%		81	82,709

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Citigroup, Inc. (a) (continued)
Series Y, 4.15%	USD	10	$8,582
PNC Financial Services Group, Inc. (a)
Series V, 6.20%		67	65,140
Series W, 6.25%		72	67,116
UBS Group AG, 9.25% (a)(b)		200	221,653
Wells Fargo & Co., 7.63% (a)		111	116,474

			1,142,643

Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 6.14% (a)(c)(l)	EUR	100	113,431

Electric Utilities (a) — 0.1%
Edison International, Series B, 5.00% (l)	USD	75	69,833
EDP - Energias de Portugal SA, 5.94%, 04/23/83 (c)	EUR	100	114,541
Electricite de France SA, 3.38% (c)(l)		200	193,457

			377,831

Independent Power and Renewable Electricity Producers (a)(b)(l) — 0.1%
NRG Energy, Inc., 10.25%	USD	118	122,848
Vistra Corp., 7.00%		77	75,845

			198,693

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 6.50%, 08/30/84 (a)(c)	EUR	100	117,965

			2,097,766

		Shares

Preferred Stocks — 0.0%

Financial Services — 0.0%
Alliant Holdings, Inc., 9.75% (d)(e)(l)		83	82,144

			82,144

Total Preferred Securities — 0.4% (Cost: $2,205,859)			2,179,910

Warrants

Consumer Discretionary — 0.0%
Service King (Carnelian Point), (Exercisable 01/14/23, 1 Share for 1 Warrant, Expires 06/30/27, Strike Price USD 10.00) (d)		2,435	—

Energy Equipment & Services — 0.0%
Turbo Cayman Ltd. (d)(e)		1	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp., (Issued/Exercisable 11/03/20, 1 Share for 1 Warrant, Expires 10/27/24, Strike Price USD 36.00) (d)		1,152	22,326

Total Warrants — 0.0% (Cost:$ — )			22,326

Total Long-Term Investments — 129.2% (Cost: $687,069,314)			655,549,704

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (o)(q)	1,315,320	$1,315,320

Total Short-Term Securities — 0.3% (Cost: $1,315,320)		1,315,320

Total Investments — 129.5% (Cost: $688,384,634)		656,865,024

Liabilities in Excess of Other Assets — (29.5)%		(149,466,747)

Net Assets — 100.0%		$507,398,277

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Non-income producing security.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $248,455, representing 0.1% of its net assets as of period end, and an original cost of $73,447.

(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Convertible security.
(j)	Zero-coupon bond.
(k)	When-issued security.
(l)	Perpetual security with no stated maturity date.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Rounds to less than 1,000.
(o)	Affiliate of the Fund.
(p)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(q)	Annualized 7-day yield as of period end.
For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$482,274	$833,046	(a)	$ —	$—	$—	$1,315,320	1,315,320	$58,239	$—
iShares iBoxx $ High Yield Corporate Bond ETF	—	4,175,600		(2,996,029)	(40,771)	22,050	1,160,850	15,000	88,631	—

					$(40,771)	$22,050	$2,476,170		$146,870	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	383,107	EUR	345,514	BNP Paribas SA	03/20/24	$504
USD	84,927	EUR	76,596	JPMorgan Chase Bank N.A.	03/20/24	109

						613

USD	99,801	EUR	92,000	Barclays Bank PLC	03/20/24	(2,075)
USD	108,029	EUR	100,000	Barclays Bank PLC	03/20/24	(2,705)
USD	3,771,079	EUR	3,437,000	BNP Paribas SA	03/20/24	(34,863)
USD	782,385	EUR	713,000	UBS AG	03/20/24	(7,151)
USD	25,000	GBP	19,617	Morgan Stanley & Co. International PLC	03/20/24	(15)
USD	314,334	GBP	248,000	Morgan Stanley & Co. International PLC	03/20/24	(1,899)
USD	325,036	GBP	255,060	State Street Bank and Trust Co.	03/20/24	(199)

						(48,907)

						$(48,294)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received	)	Unrealized Appreciation (Depreciation	)

CDX.NA.HY.39.V3	5.00%	Quarterly	12/20/27	B		USD 4,008		$251,677	$(50,654)		$302,331

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	BB		EUR	7	$609	$1,068	$(459)
CMA CGM SA	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/27	N/R		EUR	8	1,036	1,419	(383)
Adler Real Estate AG	5.00	Quarterly	Bank of America N.A.	12/20/27	CCC+		EUR	15	(2,917)	(2,794)	(123)
United Group B.V	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	B		EUR	4	181	(545)	726
Ladbrokes Coral Group Ltd.	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/28	N/R		EUR	6	(136)	(388)	252

									$(1,227)	$(1,240)	$13

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Total Return Swaps

										Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value

1-Day SOFR, 5.38%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	At Termination	JPMorgan Chase Bank N.A.	N/A	03/20/24	USD	2,273	$33,033	$(25,632)	$58,665

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps (a)	$—	$(50,654)	$302,331	$—
OTC Swaps	2,487	(29,359)	59,643	(965)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$613	$—	$—	$613
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	302,331	—	—	—	—	302,331
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	3,465	—	—	58,665	—	62,130

	$—	$305,796	$—	$613	$58,665	$—	$365,074

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$48,907	$—	$—	$48,907
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	4,692	—	—	25,632	—	30,324

	$—	$4,692	$—	$48,907	$25,632	$—	$79,231

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(19,805)	$—	$—	$(19,805)
Swaps	—	172,267	—	—	(30,752)	—	141,515

	$—	$172,267	$—	$(19,805)	$(30,752)	$—	$121,710

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(50,452)	$—	$—	$(50,452)
Swaps	—	248,205	—	—	58,665	—	306,870

	$—	$248,205	$—	$(50,452)	$58,665	$—	$256,418

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,105,235
Average amounts sold — in USD	$101,555
Credit default swaps:
Average notional value — sell protection	$4,122,270
Total return swaps:
Average notional value	$568,238
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU)

Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$613	$48,907
Swaps — centrally cleared	—	1,141
Swaps — OTC (a)	62,130	30,324

Total derivative assets and liabilities in the Statements of Assets and Liabilities	62,743	80,372

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,141)

Total derivative assets and liabilities subject to an MNA	$62,743	$79,231

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
BNP Paribas SA	$504	$(504)	$—	$—	$—
JPMorgan Chase Bank N.A.	58,774	(25,632)	—	—	33,142
Morgan Stanley & Co. International PLC	3,465	(3,465)	—	—	—

	$62,743	$(29,601)	$—	$—	$33,142

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)
Bank of America N.A.	$2,917	$—	$—	$—	$2,917
Barclays Bank PLC	4,780	—	—	—	4,780
BNP Paribas SA	34,863	(504)	—	—	34,359
JPMorgan Chase Bank N.A.	25,632	(25,632)	—	—	—
Morgan Stanley & Co. International PLC	3,689	(3,465)	—	—	224
State Street Bank and Trust Co.	199	—	—	—	199
UBS AG	7,151	—	—	—	7,151

	$79,231	$(29,601)	$—	$—	$49,630

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$6,209,886	$—	$6,209,886
Common Stocks
Construction & Engineering	12,733	—	—	12,733

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Consumer Finance	$—	$546,731	$—	$546,731
Electrical Equipment	8,245	—	—	8,245
Energy Equipment & Services	—	—	—	—
Financial Services	—	147,700	—	147,700
Health Care Providers & Services	—	—	211,485	211,485
Industrial Conglomerates	—	17	—	17
Media	—	—	248,455	248,455
Oil, Gas & Consumable Fuels	—	—	10,753	10,753
Semiconductors & Semiconductor Equipment	1,527	—	—	1,527
Corporate Bonds
Aerospace & Defense	—	2,496,858	—	2,496,858
Automobile Components	—	1,861,878	—	1,861,878
Automobiles	—	642,975	—	642,975
Banks	—	481,530	—	481,530
Broadline Retail	—	36,516	—	36,516
Building Products	—	1,677,012	—	1,677,012
Capital Markets	—	861,237	—	861,237
Chemicals	—	2,931,720	—	2,931,720
Commercial Services & Supplies	—	3,880,526	—	3,880,526
Communications Equipment	—	453,009	—	453,009
Construction & Engineering	—	839,580	—	839,580
Construction Materials	—	2,198,434	—	2,198,434
Consumer Finance	11,026	2,848,340	—	2,859,366
Consumer Staples Distribution & Retail	—	1,289,264	—	1,289,264
Containers & Packaging	—	2,393,278	—	2,393,278
Diversified Consumer Services	—	358,759	—	358,759
Diversified REITs	—	1,217,569	—	1,217,569
Diversified Telecommunication Services	—	3,610,589	—	3,610,589
Electric Utilities	—	866,635	—	866,635
Electrical Equipment	—	512,340	—	512,340
Electronic Equipment, Instruments & Components	—	482,760	—	482,760
Energy Equipment & Services	—	1,079,175	—	1,079,175
Entertainment	—	828,776	—	828,776
Environmental, Maintenance & Security Service	—	946,195	—	946,195
Financial Services	—	1,562,113	—	1,562,113
Food Products	—	1,037,450	—	1,037,450
Gas Utilities	—	104,775	—	104,775
Ground Transportation	—	1,204,288	—	1,204,288
Health Care Equipment & Supplies	—	1,673,339	—	1,673,339
Health Care Providers & Services	—	3,130,363	—	3,130,363
Health Care REITs	—	305,996	—	305,996
Health Care Technology	—	618,695	—	618,695
Hotel & Resort REITs	—	667,798	—	667,798
Hotels, Restaurants & Leisure	—	7,284,574	—	7,284,574
Household Durables	—	1,095,860	—	1,095,860
Household Products	—	158,443	—	158,443
Independent Power and Renewable Electricity Producers	—	520,143	—	520,143
Insurance	—	3,597,118	—	3,597,118
Interactive Media & Services	—	515,475	—	515,475
Internet Software & Services	—	255,217	—	255,217
IT Services	—	3,019,787	—	3,019,787
Leisure Products	—	171,421	—	171,421
Machinery	—	3,979,231	—	3,979,231
Media	—	5,644,662	—	5,644,662
Metals & Mining	—	2,194,782	—	2,194,782
Mortgage Real Estate Investment Trusts (REITs)	—	43,926	—	43,926
Office REITs	—	16,182	—	16,182
Oil, Gas & Consumable Fuels	—	10,833,688	—	10,833,688
Passenger Airlines	—	562,354	—	562,354
Personal Care Products	—	72,572	—	72,572
Pharmaceuticals	—	1,060,205	—	1,060,205
Professional Services	—	212,870	—	212,870
Real Estate Management & Development	—	379,127	—	379,127

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Retail REITs	$—	$45,900	$—	$45,900
Semiconductors & Semiconductor Equipment	—	875,823	—	875,823
Software	—	4,109,950	—	4,109,950
Specialized REITs	—	227,699	—	227,699
Specialty Retail	—	726,182	—	726,182
Technology Hardware, Storage & Peripherals	—	268,288	—	268,288
Textiles, Apparel & Luxury Goods	—	192,796	—	192,796
Transportation Infrastructure	—	102,774	—	102,774
Wireless Telecommunication Services	—	1,157,014	—	1,157,014
Floating Rate Loan Interests	—	528,960,187	17,370,922	546,331,109
Investment Companies	5,183,966	—	—	5,183,966
Other Interests	—	—	—	—
Preferred Securities
Capital Trusts	—	2,097,766	—	2,097,766
Preferred Stocks	—	—	82,144	82,144
Warrants	22,326	—	—	22,326
Short-Term Securities
Money Market Funds	1,315,320	—	—	1,315,320
Unfunded Floating Rate Loan Interests (a)	—	—	870	870

	$6,555,143	$632,386,122	$17,924,629	$656,865,894

Derivative Financial Instruments (b)
Assets
Credit Contracts	$—	$303,309	$—	$303,309
Foreign Currency Exchange Contracts	—	613	—	613
Interest Rate Contracts	—	58,665	—	58,665
Liabilities
Credit Contracts	—	(965)	—	(965)
Foreign Currency Exchange Contracts	—	(48,907)	—	(48,907)

	$—	$312,715	$—	$312,715

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $149,000,000 are categorized as Level 2 within the fair value hierarchy.
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Preferred Stocks	Unfunded Floating Rate Loan Interests	Total

Assets
Opening balance, as of December 31, 2022	$12,356	$1	$11,366,161	$—	(a)	$75,612	$—	$11,454,130
Transfers into Level 3	—	—	3,245,858	—		—	—	3,245,858
Transfers out of Level 3	—	—	(4,932,527)	—		—	—	(4,932,527)
Accrued discounts/premiums	—	—	430,645	—		—	—	430,645
Net realized gain (loss)	(254,730)	—	(32,066)	—		—	—	(286,796)
Net change in unrealized appreciation (depreciation) (b)(c)	(235,212)	(1)	187,434	—		6,532	870	(40,377)

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Debt Strategies Fund, Inc. (DSU)

	Common Stocks	Corporate Bonds		Floating Rate Loan Interests	Other Interests		Preferred Stocks	Unfunded Floating Rate Loan Interests	Total

Purchases	$949,263	$—		$10,930,782	$—		$—	$—	$11,880,045
Sales	(984)	—		(3,825,365)	—		—	—	(3,826,349)

Closing balance, as of December 31, 2023	$470,693	$—	(a)	$17,370,922	$—	(a)	$82,144	$870	$17,924,629

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 (c)	$(489,323)	$(1)		$133,069	$—		$6,532	$870	$(348,853)

(a)	Rounds to less than $1.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities
Golub Capital Partners CLO Ltd., Series 2023-66B, Class D, (3-mo. CME Term SOFR + 5.50%), 10.88%, 04/25/36 (a)(b)	USD	1,000	$1,014,419
Palmer Square CLO Ltd., Series 2023-2A, Class D, (3-mo. CME Term SOFR + 5.00%), 10.42%, 04/20/36 (a)(b)		1,000	1,001,967
Pikes Peak CLO Ltd., Series 2023-14, Class D, (3-mo. CME Term SOFR + 5.45%), 10.87%, 04/20/36 (a)(b)		1,000
			1,014,004
Symphony CLO Ltd. (a)
Series 2023-38, Class D, (3-mo. CME Term SOFR + 5.20%), 10.60%, 04/24/36 (b)		1,000	999,862
Series 2023-40A, Class D, (3-mo. CME Term SOFR + 5.00%), 10.34%, 01/14/34		1,000	999,711
Whitebox CLO IV Ltd., Series 2023-4A, Class D, (3-mo. CME Term SOFR + 5.15%), 10.57%, 04/20/36 (a)(b)		1,000	1,022,720

Total Asset-Backed Securities — 1.3% (Cost: $6,000,000)			6,052,683

		Shares

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd. (c)		123,933	11,154

Consumer Finance — 0.1%
Travelport Finance Luxembourg SARL		269	626,632

Electrical Equipment — 0.0%
SunPower Corp. (c)		1,860	8,984

Energy Equipment & Services — 0.0%
Project Investor Holdings LLC, (Acquired 02/12/19, Cost: $0) (c)(d)(e)		6,099	—

Financial Services — 0.1%
NMG Parent LLC		3,613	361,300

Health Care Providers & Services — 0.0%
Envision Healthcare Corp. (c)(d)		23,736	178,020

Media — 0.1%
Learfield Communications LLC, (Acquired 09/06/23, Cost: $85,471) (c)(d)(e)		6,803	289,128

Oil, Gas & Consumable Fuels — 0.0%
Kcad Holdings I Ltd. (c)(d)		309,827,230	3,098

Semiconductors & Semiconductor Equipment — 0.0%
Maxeon Solar Technologies Ltd. (c)		232	1,663

Total Common Stocks — 0.3% (Cost: $7,373,676)			1,479,979

Security	Par (000)		Value

Corporate Bonds

Automobile Components — 0.1%
Clarios Global LP, 6.75%, 05/15/25 (b)	USD	446	$449,925

Chemicals (b) — 0.1%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28		51	48,766
WR Grace Holdings LLC, 5.63%, 08/15/29		388	341,424

			390,190

Commercial Services & Supplies — 0.0%
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/28 (b)		207	205,793

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 10.38%, 08/01/30		249	263,325

Construction Materials (b) — 0.0%
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29		118	114,165
Wesco Aircraft Holdings, Inc., 9.00%, 11/15/26 (c)(f)		1,013	96,488

			210,653

Diversified REITs — 0.0%
VICI Properties LP/VICI Note Co., Inc., 4.63%, 06/15/25 (b)		138	135,551

Diversified Telecommunication Services — 0.1%
Level 3 New Money TSA, 11.00%, 11/15/29 (g)		496	496,367
Zayo Group Holdings, Inc., 6.13%, 03/01/28 (b)		251	184,349

			680,716

Electric Utilities — 0.0%
Texas Competitive Electric Holdings, Series M, 5.03%, 10/10/19 (c)(d)(f)		1,710	—

Entertainment — 0.1%
Odeon Finco PLC, 12.75%, 11/01/27 (b)		607	616,342

Ground Transportation — 0.1%
Uber Technologies, Inc., 4.50%, 08/15/29 (b)		381	363,461

Health Care Equipment & Supplies — 0.1%
Medline Borrower LP, 5.25%, 10/01/29 (b)		384	361,949

Hotels, Restaurants & Leisure (b) — 0.2%
Caesars Entertainment, Inc., 4.63%, 10/15/29		390	351,783
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/30		441	387,199

			738,982

Insurance — 0.1%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27 (b)		357	355,738

Internet Software & Services — 0.1%
Expedia Group, Inc., 6.25%, 05/01/25 (b)		337	340,227

IT Services — 0.0%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29		191	199,358

Machinery — 0.2%
Vertiv Group Corp., 4.13%, 11/15/28 (b)		901	845,336

Media — 0.1%
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26 (b)		573	437,029

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate Management & Development — 0.0%
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.75%, 01/15/29 (b)	USD	46	$35,750

Specialty Retail — 0.1%
eG Global Finance PLC, 12.00%, 11/30/28		465	495,239

Wireless Telecommunication Services — 0.0%
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23 (d)(h)		263	43,313

Total Corporate Bonds — 1.5% (Cost: $8,275,849)			7,168,877

Floating Rate Loan Interests (a)

Aerospace & Defense — 5.1%
Barnes Group, Inc., Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.46%, 09/03/30		671	672,547
Bleriot U.S. Bidco, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.61%, 10/31/28		968	970,868
Cobham Ultra SeniorCo SARL, USD Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.36%, 08/03/29		369	363,346
Cubic Corp.
Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.90%, 05/25/28		2,818	2,615,542
Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.90%, 05/25/28		572	530,614
Dynasty Acquisition Co., Inc., 2023 Term Loan B1, (1-mo. CME Term SOFR + 4.00%), 9.36%, 08/24/28		3,809	3,816,631
NORDAM Group, Inc., Term Loan B, (1-mo. CME Term SOFR + 5.60%), 10.96%, 04/09/26		754	689,503
Peraton Corp.
2nd Lien Term Loan B1, (3-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.22%, 02/01/29		1,692	1,678,770
Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/01/28		5,625	5,631,716
Setanta Aircraft Leasing DAC, Term Loan B, (3-mo. CME Term SOFR + 2.00%), 7.61%, 11/05/28		1,340	1,343,350
Standard Aero Ltd., 2023 Term Loan B2, (1-mo. CME Term SOFR + 4.00%), 9.36%, 08/24/28		1,632	1,635,699
TransDigm, Inc.
2023 Term Loan I, (3-mo. CME Term SOFR + 3.25%), 8.60%, 08/24/28		2,986	2,997,461
2023 Term Loan J, (3-mo. CME Term SOFR at 1.00% Floor + 3.25%), 8.60%, 02/14/31		760	762,850

			23,708,897

Air Freight & Logistics — 0.1%
Rand Parent LLC, 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.60%, 03/17/30		244	242,873

Automobile Components — 0.8%
Adient U.S. LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.72%, 04/10/28		664	665,674

Security	Par (000)		Value

Automobile Components (continued)
Clarios Global LP, 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.11%, 05/06/30	USD	2,258	$2,261,163
Tenneco, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR + 5.00%), 10.47%, 11/17/28		1,123	987,611

			3,914,448

Automobiles — 0.6%
Dealer Tire Financial LLC, Series B, Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.86%, 12/14/27		2,519	2,523,922
RVR Dealership Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/08/28		242	207,180

			2,731,102

Banks — 1.1%
Ascensus Holdings, Inc.
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.50%), 12.18%, 08/02/29		2,699	2,587,169
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 08/02/28		2,729	2,719,711

			5,306,880

Beverages — 1.4%
Naked Juice LLC
2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.45%, 01/24/30		1,804	1,443,145
Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.70%, 01/24/29		3,856	3,720,126
Triton Water Holdings, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.86%, 03/31/28		1,290	1,276,784

			6,440,055

Broadline Retail — 1.3%
New SK Holdco Sub LLC, 2022 PIK Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.85%, 1.50% PIK), 13.71%, 06/30/27 (h)		1,729	1,713,354
PUG LLC
2021 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.72%, 02/12/27 (d)		364	359,994
USD Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27		3,184	3,126,995
Sally Holdings LLC, 2023 CovLite Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.61%, 02/28/30		629	631,013
Woof Holdings, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.36%, 12/21/27		379	305,557

			6,136,913

Building Products — 1.5%
AZZ, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 05/13/29		261	262,411
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.97%, 05/19/28		1,361	1,365,516

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Building Products (continued)
LBM Acquisition LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 12/17/27	USD	505	$498,501
SRS Distribution, Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		2,743	2,744,719
2022 Incremental Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.96%, 06/02/28		980	978,495
White Cap Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.11%, 10/19/27		1,217	1,218,686

			7,068,328

Capital Markets — 2.5%
Aretec Group, Inc., 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 4.50%), 9.96%, 08/09/30		571	570,329
Axalta Coating Systems U.S. Holdings, Inc., 2023 USD Term Loan B4, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.85%, 12/20/29		1,309	1,311,568
Azalea Topco, Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 07/24/26		1,672	1,646,748
Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 07/24/26		958	946,404
Castlelake Aviation One DAC
2023 Incremental Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.13%, 10/22/27		713	713,249
Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.40%, 10/22/26		2,189	2,191,513
Focus Financial Partners LLC
2021 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 06/30/28		1,455	1,453,552
2023 Term Loan B6, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 06/30/28		786	787,012
ION Trading Finance Ltd., 2021 USD Term Loan, (3-mo. CME Term SOFR + 4.75%), 10.20%, 04/03/28		667	666,486
Osaic Holdings, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 4.50%), 9.86%, 08/17/28		1,396	1,398,840

			11,685,701

Chemicals — 5.2%
Aruba Investments Holdings LLC
2020 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.21%, 11/24/28		690	644,287
2020 USD Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.46%, 11/24/27		758	745,830
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.32%, 08/27/26		1,294	1,241,266
Chemours Co., 2023 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 8.86%, 08/18/28		1,151	1,147,662
CPC Acquisition Corp., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.36%, 12/29/27		644	516,321
Derby Buyer LLC, USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.59%, 11/01/30 (d)		1,890	1,890,000

Security	Par (000)		Value

Chemicals (continued)
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.38%), 9.77%, 10/04/29	USD	947	$932,617
Ecovyst Catalyst Technologies LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.98%, 06/09/28		1,712	1,712,751
Element Solutions, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.36%, 12/18/30 (d)		1,967	1,971,958
HB Fuller Co., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.61%, 02/15/30		291	291,239
Herens U.S. Holdco Corp., USD Term Loan B, (3- mo. CME Term SOFR + 3.93%), 9.37%, 07/03/28		1,063	960,136
INEOS U.S. Finance LLC, 2023 USD Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.86%, 02/18/30		675	674,610
LSF11 A5 Holdco LLC
2023 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.71%, 10/15/28		291	291,025
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 10/15/28		1,806	1,806,760
Lummus Technology Holdings V LLC, 2021 Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 06/30/27		233	233,264
Momentive Performance Materials Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 4.50%), 9.86%, 03/29/28		2,123	2,047,795
Nouryon USA LLC, 2023 USD Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.47%, 04/03/28		914	916,974
Olympus Water U.S. Holding Corp., 2023 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.35%, 11/09/28		910	913,131
OQ Chemicals Corp., 2017 USD Term Loan B2, (3-mo. CME Term SOFR + 3.60%), 9.01%, 10/14/24		1,570	1,514,638
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 03/16/27		1,044	1,044,573
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.71%, 08/02/28		1,628	1,622,864
WR Grace Holdings LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.36%, 09/22/28		1,395	1,397,227

			24,516,928

Commercial Services & Supplies — 3.2%
Action Environmental Group, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.88%, 10/24/30 (d)		646	647,589
Albion Financing 3 SARL, USD Term Loan, (3-mo. CME Term SOFR + 5.25%), 10.92%, 08/17/26		1,956	1,963,201
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 05/12/28		2,596	2,582,113
2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.11%, 05/12/28		334	333,691

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies (continued)
Amentum Government Services Holdings LLC, 2022 Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.36%, 02/15/29	USD	779	$777,966
PECF USS Intermediate Holding III Corp., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.89%, 12/15/28		798	618,241
Prime Security Services Borrower LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.84%, 10/14/30		740	741,732
Tempo Acquisition LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.11%, 08/31/28		4,755	4,772,443
TruGreen LP, 2020 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.46%, 11/02/27		1,635	1,575,916
Viad Corp., Initial Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.47%, 07/30/28		979	972,517

			14,985,409

Communications Equipment — 0.7%
Ciena Corp., 2020 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.36%, 10/24/30		1,398	1,400,256
Viasat, Inc.
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 05/30/30		844	825,953
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.86%, 03/02/29		1,138	1,114,057

			3,340,266

Construction & Engineering — 1.3%
Brand Industrial Services, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.88%, 08/01/30		3,337	3,313,804
Legence Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.96%, 12/16/27		222	221,819
Pike Corp., 2021 Incremental Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 01/21/28		1,045	1,047,099
USIC Holdings, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.11%, 05/12/28		1,734	1,717,183

			6,299,905

Construction Materials — 4.4%
ACProducts Holdings, Inc., 2021 Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.86%, 05/17/28		1,628	1,423,916
American Builders & Contractors Supply Co., Inc., Series A, 2019 Term Loan, (1-mo. CME Term SOFR + 2.00%), 7.46%, 01/15/27		1,182	1,184,076
Chariot Buyer LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 11/03/28		2,432	2,424,114
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 04/12/28		263	262,800
CP Atlas Buyer, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 11/23/27		1,445	1,419,170
CP Iris Holdco I, Inc.
2021 2nd Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.46%, 10/01/29		1,046	938,785
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 10/02/28		231	230,406

Security	Par (000)		Value

Construction Materials (continued)
CPG International LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.96%, 04/28/29	USD	790	$790,395
Emerald Debt Merger Sub LLC, Term Loan B, (1- mo. CME Term SOFR + 3.00%), 8.36%, 05/31/30		978	980,365
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1-mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27		523	524,101
Jeld-Wen, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.72%, 07/28/28		811	811,610
LSF10 XL Bidco SCA, 2021 EUR Term Loan B4, (3-mo. EURIBOR + 4.18%), 8.10%, 04/12/28	EUR	853	825,169
New AMI I LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.36%, 03/08/29	USD	838	720,396
Oscar AcquisitionCo. LLC, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.95%, 04/29/29		1,094	1,081,841
Quikrete Holdings, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.22%, 03/19/29		622	623,390
Smyrna Ready Mix Concrete LLC, 2023 Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.86%, 04/02/29		536	537,380
Standard Industries, Inc./New Jersey, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 09/22/28		1,585	1,587,769
Summit Materials LLC, 2023 Incremental Term Loan B, 11/30/28 (i)		729	731,282
Wilsonart LLC, 2021 Term Loan E, (3-mo. CME Term SOFR at 1.00% Floor + 3.25%), 8.70%, 12/31/26		3,140	3,143,507
Zurn LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.47%, 10/04/28		111	111,350

			20,351,822

Consumer Finance — 1.3%
GTCR W Merger Sub LLC, USD Term Loan B, 09/20/30 (i)		1,617	1,623,064
Trans Union LLC
2019 Term Loan B5, (1-mo. CME Term SOFR + 1.75%), 7.21%, 11/16/26		1,832	1,833,207
2021 Term Loan B6, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 12/01/28		1,831	1,836,545
WEX, Inc., 2021 Term Loan, (1-mo. CME Term SOFR + 2.25%), 7.72%, 03/31/28		963	964,912

			6,257,728

Consumer Staples Distribution & Retail — 0.3%
U.S. Foods, Inc.
2019 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.47%, 09/13/26		636	636,929
2021 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.97%, 11/22/28		891	893,992

			1,530,921

Containers & Packaging — 2.3%
Charter Next Generation, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 12/01/27		3,744	3,757,389
LABL, Inc., 2021 USD 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.46%, 10/29/28		1,589	1,520,160

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Containers & Packaging (continued)
Mauser Packaging Solutions Holding Co., Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.34%, 08/14/26	USD	1,256	$1,259,181
Pactiv Evergreen Group Holdings Inc, 2020 Term Loan B2, (1-mo. CME Term SOFR + 3.25%), 8.72%, 02/05/26		226	226,902
Pregis TopCo Corp.
1st Lien Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.11%, 07/31/26		609	609,975
2021 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 07/31/26		694	693,198
Reynolds Consumer Products LLC, Term Loan, (1-mo. CME Term SOFR + 1.75%), 7.21%, 02/04/27		1,306	1,307,241
Trident TPI Holdings, Inc., 2021 Term Loan B3, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.61%, 09/15/28		1,275	1,269,317

			10,643,363

Distributors — 0.2%
PAI Holdco, Inc., 2020 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.39%, 10/28/27		1,010	940,365

Diversified Consumer Services — 2.2%
Ascend Learning LLC
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.75%), 11.21%, 12/10/29		669	571,881
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/11/28		955	937,196
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 11/24/28		918	916,827
KUEHG Corp., 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.35%, 06/12/30		1,405	1,408,946
Learning Care Group U.S. No. 2, Inc., 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 08/11/28		220	221,439
Sotheby’s
2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 10.16%, 01/15/27		1,762	1,736,395
Series L, 2023 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 10.16%, 01/15/27		395	389,240
Spring Education Group, Inc., Term Loan, (3-mo. CME Term SOFR + 4.50%), 9.85%, 10/04/30		1,485	1,488,188
Wand NewCo 3, Inc., 2020 Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.22%, 02/05/26		2,546	2,551,365

			10,221,477

Diversified Telecommunication Services — 2.0%
Cablevision Lightpath LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.73%, 11/30/27		231	230,150
Consolidated Communications, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.97%, 10/02/27		808	748,621

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Level 3 Financing, Inc., 2023 TSA Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27 (d)	USD	1,941	$1,844,255
Lumen Technologies, Inc., 2023 TSA Term Loan B, (3-mo. CME Term SOFR + 2.25%), 7.71%, 03/15/27 (d)		1,784	1,213,252
ORBCOMM, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.81%, 09/01/28		863	817,152
Zayo Group Holdings, Inc., USD Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.47%, 03/09/27		5,045	4,318,584

			9,172,014

Electronic Equipment, Instruments & Components — 0.9%
Coherent Corp., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 07/02/29		1,539	1,541,798
MX Holdings U.S., Inc., 2023 USD Term Loan B1D, 07/31/28 (i)		189	189,406
Roper Industrial Products Investment Co., USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.35%, 11/22/29		2,497	2,500,722

			4,231,926

Energy Equipment & Services — 0.0%
Lealand Finance Co. BV
2020 Make Whole Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.47%, 06/28/24 (d)		40	26,963
2020 Take Back Term Loan, (1-mo. CME Term SOFR + 4.00%), 6.47%, 06/30/25		309	120,864

			147,827

Entertainment — 3.6%
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 04/22/26		1,491	1,242,275
Aristocrat Technologies, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.70%, 05/24/29		101	101,021
Cirque Du Soleil Holding USA Newco, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.60%, 03/08/30		900	895,696
Creative Artists Agency LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.86%, 11/27/28		2,078	2,084,651
Delta 2 Lux SARL, 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.60%, 01/15/30		1,847	1,850,472
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.71%, 03/24/25		1,296	1,291,380
Live Nation Entertainment, Inc., Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 7.21%, 10/19/26		2,505	2,498,780
SMG U.S. Midco 2, Inc., 2020 Term Loan, (3-mo. CME Term SOFR + 2.50%), 8.14%, 01/23/25		414	414,125
UFC Holdings LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.40%, 04/29/26		891	893,373

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment (continued)
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.22%, 05/18/25	USD	2,653	$2,658,080
WMG Acquisition Corp., 2021 Term Loan G, (1-mo. CME Term SOFR + 2.13%), 7.60%, 01/20/28		2,700	2,699,529

			16,629,382

Environmental, Maintenance & Security Service — 0.6%
Clean Harbors, Inc., 2021 Incremental Term Loan B, 0.00%, 10/08/28		690	690,907
Covanta Holding Corp.
2021 Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 11/30/28		86	85,528
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 11/30/28		1,123	1,121,814
GFL Environmental, Inc., 2023 First Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.91%, 05/31/27		726	727,925

			2,626,174

Financial Services — 3.7%
Belron Finance U.S. LLC
2018 Term Loan B, (3-mo. CME Term SOFR + 2.25%), 7.88%, 11/13/25		430	430,350
2019 USD Term Loan B3, (3-mo. CME Term SOFR + 2.25%), 7.90%, 10/30/26		857	858,352
2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.43%), 8.07%, 04/13/28		2,967	2,968,315
2023 USD Term Loan, 04/13/28 (d)(i)		1,582	1,585,898
Belron Luxembourg SARL, 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 8.00%, 04/18/29		468	468,052
Cogeco Financing 2 LP, 2023 Term Loan B, (3-mo. CME Term SOFR + 2.50%), 7.88%, 09/29/28		1,580	1,551,035
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 3.75%), 9.10%, 04/09/27		6,115	6,048,948
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.36%, 04/07/28		1,806	1,717,957
FinCo I LLC, 2023 Term Loan, (3-mo. CME Term SOFR + 3.00%), 8.38%, 06/27/29		611	613,229
GIP Pilot Acquisition Partners LP, Term Loan, (3-mo. CME Term SOFR + 3.00%), 8.39%, 10/04/30		301	300,750
UPC Financing Partnership, 2021 USD Term Loan AX, (1-mo. CME Term SOFR + 3.00%), 8.48%, 01/31/29		768	764,029

			17,306,915

Food Products — 3.2%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.22%, 10/01/25		1,002	958,768
2021 Incremental Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.22%, 10/01/25		1,508	1,447,510
Aramark Services, Inc., 2023 Term Loan B6, (1-mo. CME Term SOFR + 2.50%), 7.97%, 06/22/30		757	757,947
Chobani LLC
2020 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.97%, 10/25/27		3,196	3,197,454

Security		Par (000)	Value

Food Products (continued)
Chobani LLC (continued)
2023 Incremental Term Loan, (3-mo. CME Term SOFR + 3.75%), 9.11%, 10/25/27	USD	822	$822,682
Froneri U.S., Inc., 2020 USD Term Loan, (1-mo. CME Term SOFR + 2.25%), 7.71%, 01/29/27		3,515	3,515,779
H-Food Holdings LLC, 2018 Term Loan B, (3-mo. CME Term SOFR + 3.69%), 9.27%, 05/23/25		495	393,956
Nomad Foods U.S. LLC, Term Loan B4, (6-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 11/13/29		1,002	1,004,031
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.14%, 06/08/28		2,013	2,018,434
UTZ Quality Foods LLC, 2021 Term Loan B, (3-mo. CME Term SOFR + 3.00%), 8.64%, 01/20/28		676	676,321

			14,792,882

Ground Transportation — 0.7%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.10%, 04/06/28		573	567,087
Avis Budget Car Rental LLC, 2020 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.22%, 08/06/27		652	649,903
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3-mo. CME Term SOFR + 5.50%), 11.15%, 08/04/25		1,143	1,006,458
Uber Technologies, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.13%, 03/03/30		1,275	1,277,953

			3,501,401

Health Care Equipment & Supplies — 3.0%
Avantor Funding, Inc., 2021 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 11/08/27		1,103	1,104,435
Bausch & Lomb Corp., 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.36%, 09/29/28		942	938,109
Bausch and Lomb, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 05/10/27		2,254	2,224,578
Curia Global, Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.23%, 08/30/26		139	124,210
Femur Buyer, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR + 4.50%), 10.11%, 03/05/26		682	611,982
Insulet Corp., Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.72%, 05/04/28		757	759,060
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.40%, 10/19/27		1,476	1,434,122
Medline Borrower LP, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 10/23/28		4,304	4,321,125
Sotera Health Holdings LLC, 2021 Term Loan, (3- mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.39%, 12/11/26		2,539	2,534,760

			14,052,381

Health Care Providers & Services — 5.1%
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.47%, 02/22/28		1,900	1,859,290

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
CHG Healthcare Services, Inc.
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 09/29/28	USD	1,013	$1,012,801
2023 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.14%, 09/29/28		215	215,135
CNT Holdings I Corp., 2020 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.93%, 11/08/27		1,818	1,820,457
Electron BidCo, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 11/01/28		2,168	2,171,620
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 9.97%, 02/04/27		1,053	1,050,195
EyeCare Partners LLC
2020 Term Loan, (3-mo. CME Term SOFR + 3.75%), 9.39%, 02/18/27		1,652	799,215
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.75%), 12.39%, 11/15/29		581	155,386
2021 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.39%, 11/15/28		530	253,484
Fortrea Holdings, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 07/01/30		420	419,189
ICON Luxembourg SARL, LUX Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.86%, 07/03/28		1,962	1,967,135
Ingenovis Health, Inc., Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.22%, 03/06/28		1,604	1,549,607
IQVIA, Inc., 2023 USD Term Loan B4, (3-mo. CME Term SOFR + 2.00%), 7.35%, 01/02/31		1,223	1,226,498
MED ParentCo LP, 1st Lien Term Loan, (1-mo. CME Term SOFR + 4.25%), 9.72%, 08/31/26		382	377,628
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.46%, 11/01/29		611	512,476
Phoenix Newco, Inc., 2021 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 11/15/28		3,037	3,053,210
Precision Medicine Group LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.45%, 11/18/27		1,221	1,203,038
Reverb Buyer, Inc., 2021 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 11/01/28		902	839,534
Star Parent, Inc., Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.35%, 09/27/30		697	687,995
Surgery Center Holdings, Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.86%, 12/19/30		1,164	1,167,691

Security		Par (000)	Value

Health Care Providers & Services (continued)
Vizient, Inc., 2022 Term Loan B7, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 05/16/29	USD	333	$333,406
WCG Intermediate Corp., 2019 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 9.47%, 01/08/27		1,219	1,220,315

			23,895,305

Health Care Technology — 2.6%
AthenaHealth Group, Inc., 2022 Term Loan B, (1- mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.61%, 02/15/29		2,969	2,952,523
Gainwell Acquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.45%, 10/01/27		3,229	3,131,895
Verscend Holding Corp.
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.47%, 04/02/29		3,092	3,092,000
2021 Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.47%, 08/27/25		3,085	3,087,579

			12,263,997

Hotel & Resort REITs — 0.2%
RHP Hotel Properties LP, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.11%, 05/18/30		825	825,007

Hotels, Restaurants & Leisure — 7.8%
Alterra Mountain Co., 2023 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.21%, 05/31/30 (d)		154	154,996
Bally’s Corp., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.93%, 10/02/28		959	906,215
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 2023 Term Loan B5, (1-mo. CME Term SOFR + 2.25%), 7.61%, 09/20/30		2,418	2,416,729
Caesars Entertainment, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 02/06/30		1,238	1,239,393
Carnival Corp., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.36%, 08/08/27		975	975,909
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1-mo. CME Term SOFR + 2.00%), 7.46%, 03/17/28		1,455	1,453,220
City Football Group Ltd., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 07/21/28		1,567	1,555,925
ECL Entertainment, LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.11%, 08/31/30		802	802,591
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3-mo. LIBOR US at 1.00% Floor + 3.00%), 8.61%, 03/08/24		3,831	3,739,022
Fertitta Entertainment LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/27/29		4,082	4,081,449

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Flutter Financing BV
2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.86%, 07/22/28	USD	489	$490,506
Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.70%, 11/25/30		3,256	3,258,702
Four Seasons Hotels Ltd., 2023 Term Loan B, (1- mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.96%, 11/30/29		3,035	3,042,829
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1-mo. CME Term SOFR + 2.00%), 7.46%, 11/08/30		767	769,332
IRB Holding Corp., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.46%, 12/15/27		2,379	2,380,371
Light & Wonder International, Inc., 2022 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.46%, 04/14/29		1,084	1,086,007
Packers Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.71%, 03/09/28		901	563,300
Penn Entertainment, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.21%, 05/03/29		1,468	1,469,593
Playa Resorts Holding BV, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.61%, 01/05/29		474	474,210
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 08/25/28		683	683,525
Station Casinos LLC, 2020 Term Loan B, (1-mo. CME Term SOFR at 0.25% Floor + 2.25%), 7.71%, 02/08/27		2,028	2,030,257
Whatabrands LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 08/03/28		2,239	2,240,308
Wyndham Hotels & Resorts, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.71%, 05/24/30		531	532,429

			36,346,818

Household Durables — 1.6%
AI Aqua Merger Sub, Inc., 2023 Incremental Term Loan, 07/31/28 (i)		1,457	1,463,680
Hunter Douglas, Inc., USD Term Loan B1, (3-mo. CME Term SOFR + 3.50%), 8.88%, 02/26/29		2,384	2,371,579
Serta Simmons Bedding, LLC, 2023 New Term Loan, (3-mo. CME Term SOFR + 7.50%), 12.96%, 06/29/28		499	473,575
Stitch Aquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.36%, 07/28/28		1,075	569,883
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 10/06/28		816	730,223
Weber-Stephen Products LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 10/30/27		2,006	1,747,113

			7,356,053

Security		Par (000)	Value

Household Products — 0.1%
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.54%, 12/22/26	USD	403	$403,034

Independent Power and Renewable Electricity Producers — 1.0%
Calpine Construction Finance Co. LP, 2023 Refinancing Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.61%, 07/31/30		1,228	1,226,993
Calpine Corp.
2019 Term Loan B10, (1-mo. CME Term SOFR + 2.00%), 7.47%, 08/12/26		695	695,841
Term Loan B9, (1-mo. CME Term SOFR + 2.00%), 7.47%, 04/05/26		1,488	1,489,618
Constellation Renewables LLC, 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 2.50%), 8.15%, 12/15/27		1,184	1,182,328

			4,594,780

Industrial Conglomerates — 0.1%
JFL-Tiger Acquisition Co., Inc., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.40%, 10/17/30		590	590,000

Insurance — 6.7%
Alliant Holdings Intermediate LLC, 2023 Term Loan B6, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 11/06/30		6,853	6,875,387
AmWINS Group, Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.25%), 7.72%, 02/19/28		2,561	2,561,809
2023 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.22%, 02/19/28		492	492,876
Amynta Agency Borrower, Inc., 2023 1st Lien Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.61%, 02/28/28		1,412	1,412,125
AssuredPartners, Inc.
2020 Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27		1,390	1,391,810
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 02/12/27		871	872,142
2023 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 02/12/27		433	433,530
Baldwin Risk Partners, LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 10/14/27		436	435,221
HUB International Ltd.
2022 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.37%, 11/10/29		462	463,795
2023 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.66%, 06/20/30		4,580	4,597,134
Jones Deslauriers Insurance Management, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.62%, 03/15/30		1,137	1,140,320
Ryan Specialty Group LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.46%, 09/01/27		1,345	1,342,171
Sedgwick Claims Management Services, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.11%, 02/24/28		3,989	3,998,038
USI, Inc./New York
2023 Acquisition Term Loan, (3-mo. CME Term SOFR + 3.25%), 8.60%, 09/27/30		519	518,861

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Insurance (continued)
USI, Inc./New York (continued)
2023 Refi Term Loan, (3-mo. CME Term SOFR + 3.25%), 8.61%, 09/27/30	USD	595		$595,107
2023 Term Loan B, (3-mo. CME Term SOFR + 3.00%), 8.36%, 11/22/29		4,064		4,067,070

				31,197,396

Interactive Media & Services — 0.9%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.50%, 02/16/28		429		427,649
Adevinta ASA, USD Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.36%, 06/26/28		726		726,810
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.47%, 10/30/26		2,057		2,059,267
Grab Holdings, Inc., Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 9.97%, 01/29/26		1,028		1,030,237
Research Now Group, Inc., 2017 1st Lien Term Loan, 0.00%, 12/20/24		—	(j)	1

				4,243,964

Internet Software & Services — 0.3%
Gen Digital, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.46%, 09/12/29		1,613		1,613,446

IT Services — 3.7%
Asurion LLC
2020 Term Loan B8, (1-mo. CME Term SOFR + 3.25%), 8.71%, 12/23/26		293		292,044
2021 2nd Lien Term Loan B3, (1-mo. CME Term SOFR + 5.25%), 10.72%, 01/31/28		1,117		1,061,828
2021 Second Lien Term Loan B4, (1-mo. CME Term SOFR + 5.25%), 10.72%, 01/20/29		1,066		1,002,370
2023 Term Loan B11, (1-mo. CME Term SOFR + 4.25%), 9.71%, 08/19/28		1,656		1,648,231
Camelot Finance SA, Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 10/30/26		1,714		1,714,966
Central Parent, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.35%, 07/06/29		2,696		2,707,360
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (1-mo. CME Term SOFR + 3.00%), 8.36%, 01/18/29		704		705,481
2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.21%, 02/06/26		2,308		2,311,622
Go Daddy Operating Co. LLC
2021 Term Loan B4, (1-mo. CME Term SOFR + 2.00%), 7.47%, 08/10/27		725		725,519
2022 Term Loan B5, (1-mo. CME Term SOFR + 2.50%), 7.86%, 11/09/29		1,757		1,761,277
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.64%, 07/27/28		2,396		1,683,060

Security		Par (000)	Value

IT Services (continued)
Magenta Buyer LLC (continued)
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 8.25%), 13.89%, 07/27/29	USD	2,204	$837,408
Venga Finance SARL, 2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.40%, 06/28/29		643	636,616

			17,087,782

Leisure Products — 0.4%
Fender Musical Instruments Corp., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.46%, 12/01/28 (d)		483	471,827
Peloton Interactive, Inc., Term Loan, (6-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.48%, 05/25/27		341	341,747
Topgolf Callaway Brands Corp., Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.96%, 03/15/30		1,142	1,141,180

			1,954,754

Machinery — 5.1%
Arcline FM Holdings LLC
2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.36%, 06/23/28		1,513	1,510,340
2023 Incremental Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 10.86%, 06/23/28 (d)		459	458,850
Columbus McKinnon Corp./New York, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.39%, 05/14/28		351	352,045
Doosan Bobcat North America, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.95%, 04/20/29		264	263,923
Filtration Group Corp.
2021 Incremental Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 10/21/28		1,161	1,161,665
2023 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.72%, 10/21/28		2,353	2,361,237
Gardner Denver, Inc., 2020 USD Term Loan B2, (1-mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27		356	356,479
Gates Global LLC, 2021 Term Loan B3, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.96%, 03/31/27		2,394	2,395,503
Generac Power Systems, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.19%, 12/13/26		325	324,594
Madison IAQ LLC, Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 06/21/28		3,673	3,656,212
SPX Flow, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 04/05/29		1,940	1,944,224
Titan Acquisition Ltd./Canada, 2018 Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 03/28/25		3,834	3,825,709

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Machinery (continued)
Vertical U.S. Newco, Inc., Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.38%, 07/30/27	USD	2,707		$2,710,422
Vertiv Group Corp., 2023 Term Loan B, 0.00%, 03/02/27		2,405		2,411,795

				23,732,998

Media — 4.0%
A L Parent LLC, 2023 Take Back Term Loan, (1-mo. CME Term SOFR at 2.00% Floor + 5.50%), 10.86%, 06/30/28		481		462,575
ABG Intermediate Holdings 2 LLC, 2021 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/21/28		1,274		1,278,944
Altice Financing SA
2017 USD Term Loan B, (3-mo. LIBOR US + 2.75%), 8.41%, 07/15/25		1,073		1,061,940
USD 2017 1st Lien Term Loan, (3-mo. LIBOR US + 2.75%), 8.41%, 01/31/26		1,539		1,517,501
AVSC Holding Corp.
2020 Term Loan B1, (1-mo. CME Term SOFR at 1.00% Floor + 3.25%, 0.25% PIK), 9.21%, 03/03/25 (h)		997		973,924
2020 Term Loan B3, (3-mo. LIBOR US + 5.00%), 10.61%, 10/15/26		989		1,003,467
Charter Communications Operating, LLC, 2023 Term Loan B4, (1-mo. CME Term SOFR + 2.00%), 7.36%, 12/07/30		1,395		1,389,621
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.14%, 08/21/26		1,274		1,259,200
CMG Media Corp., 2021 Term Loan, (3-mo. CME Term SOFR + 3.50%), 8.95%, 12/17/26		—	(j)	285
CSC Holdings LLC, 2019 Term Loan B5, (1-mo. LIBOR US + 2.50%), 7.98%, 04/15/27		1,553		1,468,024
DirecTV Financing LLC, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.65%, 08/02/27		2,132		2,129,751
Radiate Holdco LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 09/25/26		2,534		2,020,311
Sinclair Television Group, Inc., 2022 Term Loan B4, (1-mo. CME Term SOFR + 3.75%), 9.21%, 04/21/29		1,017		825,007
Virgin Media Bristol LLC, USD Term Loan N, (1-mo. CME Term SOFR + 2.50%), 7.98%, 01/31/28		988		983,135
Voyage Digital NZ, USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.37%, 05/11/29 (d)		953		950,348
Ziggo Financing Partnership, USD Term Loan I, (1-mo. CME Term SOFR + 2.50%), 7.98%, 04/30/28		1,617		1,610,645

				18,934,678

Oil, Gas & Consumable Fuels — 2.5%
Freeport LNG Investments LLLP, Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.18%, 12/21/28		3,652		3,644,544
M6 ETX Holdings II Midco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 09/19/29		264		263,910

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Medallion Midland Acquisition LP, 2023 Term Loan, (3-mo. CME Term SOFR + 3.50%), 8.86%, 10/18/28	USD	2,149	$2,154,989
Murphy USA, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 7.21%, 01/31/28		633	634,357
New Fortress Energy, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.39%, 10/27/28		1,777	1,745,903
Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 10/05/28		3,061	3,065,705

			11,509,408

Paper & Forest Products — 0.4%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.21%, 09/07/27		1,948	1,948,804

Passenger Airlines — 2.9%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.43%, 04/20/28		1,472	1,510,344
Air Canada, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.14%, 08/11/28		2,017	2,019,934
American Airlines, Inc.
2023 1st Lien Term Loan, (3-mo. CME Term SOFR + 3.50%), 8.87%, 06/04/29		1,620	1,622,025
Series AA, 2017 1st Lien Term Loan, (3-mo. CME Term SOFR + 1.75%), 7.11%, 01/29/27		272	269,359
Series AA, 2023 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.60%, 02/15/28		2,391	2,386,068
Mileage Plus Holdings LLC, 2020 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 10.77%, 06/21/27		2,258	2,331,934
United Airlines, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 04/21/28		2,906	2,912,162
WestJet Airlines Ltd., Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.46%, 12/11/26		728	726,234

			13,778,060

Personal Care Products — 1.3%
Sunshine Luxembourg VII SARL, 2021 USD Term Loan B3, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.95%, 10/01/26		5,998	6,023,685

Pharmaceuticals — 2.0%
Amneal Pharmaceuticals LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 5.50%), 10.86%, 05/04/28		1,204	1,181,533
Bausch Health Americas, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.71%, 02/01/27		1,079	875,752
Elanco Animal Health, Inc., Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.19%, 08/01/27		1,454	1,443,413
Jazz Financing Lux SARL, USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 05/05/28		2,162	2,172,451
Option Care Health, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 10/27/28		693	695,764

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Organon & Co., USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 06/02/28	USD	1,404	$1,405,192
Perrigo Investments LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 04/20/29		933	929,141
PRA Health Sciences, Inc., US Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.86%, 07/03/28		489	490,114
Prestige Brands, Inc., 2021 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.47%, 07/03/28		98	98,118

			9,291,478

Professional Services — 2.9%
AlixPartners LLP, 2021 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 02/04/28		1,978	1,981,337
ASGN, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.61%, 08/30/30		397	398,395
CoreLogic, Inc.
2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.50%), 11.97%, 06/04/29		1,096	975,685
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		3,339	3,241,323
Element Materials Technology Group U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.70%, 07/06/29		602	595,251
2022 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.70%, 07/06/29		1,304	1,289,711
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 7.21%, 04/28/28		2,023	2,023,446
Galaxy U.S. Opco, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 04/29/29 (d)		1,818	1,490,808
VS Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.71%, 02/28/27		1,639	1,640,561

			13,636,517

Real Estate Management & Development — 0.5%
Cushman & Wakefield U.S. Borrower LLC
2020 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.22%, 08/21/25		92	91,558
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 01/31/30		1,188	1,176,605
2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/31/30 (d)		878	875,805

			2,143,968

Semiconductors & Semiconductor Equipment — 0.4%
MKS Instruments, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.84%, 08/17/29		1,347	1,348,667
Synaptics, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.87%, 12/02/28		620	615,669

			1,964,336

Security		Par (000)	Value

Software — 12.9%
Applied Systems, Inc., 2022 Extended 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.85%, 09/18/26	USD	976	$979,593
Barracuda Networks, Inc., 2022 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.88%, 08/15/29		992	966,115
CCC Intelligent Solutions, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 09/21/28		1,666	1,664,967
Cloud Software Group, Inc., 2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.95%, 03/30/29		5,378	5,242,651
Cloudera, Inc.
2021 Second Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.46%, 10/08/29		780	743,597
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 10/08/28		857	847,542
Cornerstone OnDemand, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 10/16/28		616	594,428
Delta TopCo, Inc., 2020 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.62%, 12/01/28		385	384,904
E2open LLC, 2020 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 02/04/28		282	281,451
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 12/01/27		3,250	3,260,349
Helios Software Holdings, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.70%, 07/18/30		1,296	1,292,513
Informatica LLC, 2021 USD Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.22%, 10/27/28		3,038	3,042,006
McAfee Corp., 2022 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.19%, 03/01/29		3,441	3,416,968
MH Sub I LLC
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR + 6.25%), 11.61%, 02/23/29		1,521	1,411,925
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.61%, 05/03/28		5,188	5,091,685
Planview Parent, Inc., 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.70%, 12/18/28		430	390,763
Playtika Holding Corp., 2021 Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.22%, 03/13/28		1,488	1,485,283
Polaris Newco LLC, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.47%, 06/02/28		4,604	4,536,249
Proofpoint, Inc.
1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 08/31/28		2,774	2,771,571
2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.25%), 11.72%, 08/31/29		1,451	1,461,883
RealPage, Inc.
1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 04/24/28		6,161	6,105,044

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
RealPage, Inc. (continued)
2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.50%), 11.97%, 04/23/29	USD	2,745	$2,738,317
Severin Acquisition LLC, 2018 Term Loan B, (3-mo. CME Term SOFR + 3.25%), 8.63%, 08/01/27		1,293	1,296,700
Sophia LP
2020 2nd Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 8.00%), 13.46%, 10/09/28		2,779	2,782,474
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 10/07/27		2,280	2,282,612
UKG, Inc.
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.76%, 05/03/27		1,402	1,402,288
Term Loan B, (3-mo. CME Term SOFR + 3.75%), 9.23%, 05/04/26		1,620	1,622,834
Veritas U.S., Inc., 2021 USD Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 5.00%), 10.47%, 09/01/25		2,322	1,923,562
Voyage Australia Pty. Ltd., USD Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.18%, 07/20/28		234	233,492

			60,253,766

Specialty Retail — 2.2%
CD&R Firefly Bidco Ltd., 2023 GBP Term Loan B5, (3-mo. SONIA + 6.00%), 11.29%, 06/21/28	GBP	1,000	1,245,180
EG America LLC, 2021 Term Loan, (1-mo. SOFR OIS CMPD + 4.25%), 9.99%, 03/31/26	USD	282	280,515
Mavis Tire Express Services Corp., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 05/04/28		2,964	2,965,689
PetSmart LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/11/28		3,645	3,599,331
Pilot Travel Centers LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.46%, 08/04/28		1,133	1,136,001
Restoration Hardware, Inc., 2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 10/20/28		857	834,650

			10,061,366

Textiles, Apparel & Luxury Goods — 0.4%
Crocs, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.50%, 02/20/29		672	674,235
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 11/24/28 (d)		863	857,436
Hanesbrands, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 03/08/30 (d)		517	515,800

			2,047,471

Security		Par (000)	Value

Trading Companies & Distributors — 1.5%
Core & Main LP, 2021 Term Loan B, (2-mo. CME Term SOFR + 2.50%), 7.99%, 07/27/28	USD	4,057	$4,052,313
TMK Hawk Parent Corp. (d)
2020 Super Priority First Out Term Loan A, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 16.39%, 05/30/24		970	960,339
2020 Super Priority Second Out Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.14%, 08/28/24		3,026	1,876,058

			6,888,710

Transportation Infrastructure — 0.6%
Apple Bidco LLC
2021 Term Loan, (1-week CME Term SOFR at 0.50% Floor + 2.75%), 8.21%, 09/22/28		1,296	1,293,210
2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 09/22/28		740	741,572
OLA Netherlands BV, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.25%), 11.71%, 12/15/26		839	833,020

			2,867,802

Wireless Telecommunication Services — 3.4%
Altice France SA/France, 2023 USD Term Loan B14, (3-mo. CME Term SOFR + 5.50%), 10.89%, 08/15/28		1,896	1,697,405
Connect Finco SARL, 2021 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.86%, 12/11/26		6,589	6,584,613
Digicel International Finance Ltd.
2017 Term Loan B, (3-mo. LIBOR US + 2.25%), 10.75%, 05/28/24		815	754,894
2017 Term Loan B1, 05/27/24 (i)		35	32,804
GOGO Intermediate Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 04/30/28		929	930,515
Iridium Satellite LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.86%, 09/20/30		2,576	2,579,883
SBA Senior Finance II LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.21%, 04/11/25		3,308	3,310,298

			15,890,412

Total Floating Rate Loan Interests — 126.7% (Cost: $600,105,406)			592,130,078

		Shares

Investment Companies

Equity Funds — 0.1%
Janus Henderson AAA CLO ETF		10,000	503,000

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Shares	Value

Fixed Income Funds — 1.2%
Invesco Senior Loan ETF		119,300	$2,526,774
iShares 0-5 Year High Yield Corporate Bond ETF (k)		5,000	211,100
iShares iBoxx $ High Yield Corporate Bond ETF (k)		35,000	2,708,650

			5,446,524

Total Investment Companies — 1.3% (Cost: $5,881,183)			5,949,524

		Benefical Interest (000)

Other Interests

Capital Markets — 0.0%
Millennium Lender Claim Trust (d)(l)	USD	1,607	—

Industrial Conglomerates — 0.0%
Millennium Corp. Claim (d)(l)		1,508	—

Total Other Interests — 0.0% (Cost: $—)			—

		Shares

Warrants

Consumer Discretionary — 0.0%
Service King (Carnelian Point), (Exercisable 01/14/23, 1 Share for 1 Warrant, Expires 06/30/27, Strike Price USD 10.00) (c)		1,895	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp., (Issued/Exercisable 11/03/20, 1 Share for 1 Warrant, Expires 10/27/24, Strike Price USD 36.00) (c)		999	19,361

Total Warrants — 0.0% (Cost:$—)			19,361

Total Investments — 131.1% (Cost: $627,636,114)			612,800,502

Liabilities in Excess of Other Assets — (31.1)%			(145,464,995)

Net Assets — 100.0%			$467,335,507

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $289,128, representing 0.1% of its net assets as of period end, and an original cost of $85,471.

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	When-issued security.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	Rounds to less than 1,000.
(k)	Affiliate of the Fund.
(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class (a)	$—	$37,407,058	$(37,407,058)	$—	$—	$—	—	$10,780	$—
iShares 0-5 Year High Yield Corporate Bond ETF	—	204,381	—	—	6,719	211,100	5,000	6,832	—
iShares iBoxx $ High Yield Corporate Bond ETF	736,300	7,972,560	(6,040,013)	(35,247)	75,050	2,708,650	35,000	288,807	—

				$(35,247)	$81,769	$2,919,750		$306,419	$—

(a)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	776,899	EUR	708,000	UBS AG	03/20/24	$(7,101)
USD	1,152,091	GBP	909,000	State Street Bank and Trust Co.	03/20/24	(7,004)

						$(14,105)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V3	5.00%	Quarterly	12/20/27	B		USD 4,435		$278,445	$(56,041)	$334,486
CDX.NA.HY.40.V2	5.00	Quarterly	06/20/28	B		USD 4,440		280,594	109,359	171,235

								$559,039	$53,318	$505,721

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.

(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency

1-Day SOFR, 5.38%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	At Termination	JPMorgan Chase Bank N.A.	N/A	03/20/24	USD	2,546	$37,007	$(28,714)	$65,721

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps (a)	$109,359	$(56,041)	$505,721	$—
OTC Swaps	—	(28,714)	65,721	—

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	$—	$505,721	$—	$—	$—	$—	$505,721
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	65,721	—	65,721

	$—	$505,721	$—	$—	$65,721	$—	$571,442

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$14,105	$—	$—	$14,105
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	28,714	—	28,714

	$—	$—	$—	$14,105	$28,714	$—	$42,819

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(71,731)	$—	$—	$(71,731)
Swaps	—	236,024	—	—	(34,450)	—	201,574

	$—	$236,024	$—	$(71,731)	$(34,450)	$—	$129,843

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(30,990)	$—	$—	$(30,990)
Swaps	—	435,213	—	—	65,721	—	500,934

	$—	$435,213	$—	$(30,990)	$65,721	$—	$469,944

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,842,396
Credit default swaps:
Average notional value — sell protection	$6,711,038
Total return swaps:
Average notional value	$636,585
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$—	$14,105
Swaps — centrally cleared	—	2,827
Swaps — OTC (a)	65,721	28,714

Total derivative assets and liabilities in the Statements of Assets and Liabilities	65,721	45,646

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,827)

Total derivative assets and liabilities subject to an MNA	$65,721	$42,819

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

JPMorgan Chase Bank N.A.	$65,721	$(28,714)		$—	$—	$37,007

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

JPMorgan Chase Bank N.A.	$28,714	$(28,714)	$—	$—	$—
State Street Bank and Trust Co.	7,004	—	—	—	7,004
UBS AG	7,101	—	—	—	7,101

	$42,819	$(28,714)	$—	$—	$14,105

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$6,052,683	$—	$6,052,683
Common Stocks
Construction & Engineering	11,154	—	—	11,154
Consumer Finance	—	626,632	—	626,632
Electrical Equipment	8,984	—	—	8,984
Energy Equipment & Services	—	—	—	—
Financial Services	—	361,300	—	361,300
Health Care Providers & Services	—	—	178,020	178,020
Media	—	—	289,128	289,128
Oil, Gas & Consumable Fuels	—	—	3,098	3,098
Semiconductors & Semiconductor Equipment	1,663	—	—	1,663

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2023	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$7,125,564	$43,313	$7,168,877
Floating Rate Loan Interests	—	573,977,902	18,152,176	592,130,078
Investment Companies	5,949,524	—	—	5,949,524
Other Interests	—	—	—	—
Warrants	19,361	—	—	19,361
Unfunded Floating Rate Loan Interests (a)	—	—	970	970

	$5,990,686	$588,144,081	$18,666,705	$612,801,472

Derivative Financial Instruments (b)
Assets
Credit Contracts	$—	$505,721	$—	$505,721
Interest Rate Contracts	—	65,721	—	65,721
Liabilities
Foreign Currency Exchange Contracts	—	(14,105)	—	(14,105)

	$—	$557,337	$—	$557,337

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $144,000,000 are categorized as Level 2 within the fair value hierarchy.
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Unfunded Floating Rate Loan Interests	Total

Assets
Opening balance, as of December 31, 2022	$4,440	$—	$12,129,451	$—	(a)	$—	$12,133,891
Transfers into Level 3 (b)	—	78,227	3,399,733	—		—	3,477,960
Transfers out of Level 3 (c)	—	—	(5,579,631)	—		—	(5,579,631)
Accrued discounts/premiums	—	(1)	412,910	—		—	412,909
Net realized gain (loss)	(213,184)	—	(36,450)	—		—	(249,634)
Net change in unrealized appreciation (depreciation) (d)(e)	(142,903)	(53,794)	175,630	—		970	(20,097)
Purchases	822,717	18,881	12,220,410	—		—	13,062,008
Sales	(824)	—	(4,569,877)	—		—	(4,570,701)

Closing balance, as of December 31, 2023	$470,246	$43,313	$18,152,176	$—	(a)	$970	$18,666,705

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 (e)	$(355,568)	$(53,794)	$113,979	$—		$970	$(294,413)

(a)	Rounds to less than $1.
(b)
As of December 31, 2022, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2023, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)
As of December 31, 2022, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2023, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.
See notes to financial statements.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Sterling COOFS Trust (a)
Series 2004-1, Class A, 2.36%, 04/15/29	$436	$4,357
Series 2004-2, Class Note, 2.08%, 03/30/30 (b)	251	2,512

Total Asset-Backed Securities — 0.0% (Cost: $61,948)		6,869

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 7.8%
Fannie Mae REMICS, Series 2020-57, Class LI, 2.00%, 08/25/50	5,500	3,978,304
Freddie Mac REMICS
Series 3745, Class LK, 4.00%, 10/15/40	3,500	3,362,114
Series 5249, Class LB, 4.00%, 08/25/52	6,295	5,744,910
Ginnie Mae Mortgage-Backed Securities, Series 2022- 63, Class ZM, 3.50%, 10/20/50	4,414	3,557,843
Seasoned Credit Risk Transfer Trust
Series 2018-2, Class MA, 3.50%, 11/25/57	501	476,039
Series 2018-4, Class MA, 3.50%, 03/25/58	2,915	2,749,824
Series 2019-1, Class MA, 3.50%, 07/25/58	905	856,550
Series 2019-2, Class MA, 3.50%, 08/25/58	369	348,220

		21,073,804

Commercial Mortgage-Backed Securities — 2.1%
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A, (1-mo. Term SOFR + 1.15%), 6.51%, 09/15/34 (b)(c)	607	603,907
Beast Mortgage Trust, Series 2021-SSCP, Class A, (1-mo. Term SOFR + 0.86%), 6.23%, 04/15/36 (b)(c)	250	245,138
BLP Commercial Mortgage Trust, Series 2023-IND, Class A, (1-mo. Term SOFR + 1.69%), 7.05%, 03/15/40 (b)(c)	500	497,044
BX Trust, Series 2022-GPA, Class A, (1-mo. Term SOFR + 2.17%), 7.53%, 08/15/39 (b)(c)	750	750,705
Citigroup Commercial Mortgage Trust, Series 2023, Class A, 5.82%, 10/12/40 (b)(c)	340	344,178
CSAIL Commercial Mortgage Trust (c)
Series 2018-C14, Class XA, 0.54%, 11/15/51	1,981	41,999
Series 2019-C16, Class XA, 1.54%, 06/15/52	6,331	394,409
CSRO Trust, Series 2023, Class A, 7.12%, 07/12/40	177	184,194
GS Mortgage Securities Corp. Trust (b)(c)
Series 2022-ECI, Class A, (1-mo. Term SOFR + 2.19%), 7.56%, 08/15/39	560	561,375
Series 2023-FUN, Class A, (1-mo. Term SOFR + 2.09%), 7.45%, 03/15/28	280	278,947
MIRA Trust, Series 2023, Class A, 6.75%, 06/10/38	569	586,454
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, (Prime), 8.50%, 06/15/35 (b)(c)	45	41,465
ORL Trust, Series 2023, Class A, (1-mo. Term SOFR + 2.35%), 7.71%, 10/19/36 (c)	445	444,460
Wells Fargo Commercial Mortgage Trust (c)
Series 2018-AUS, Class A, 4.06%, 08/17/36 (b)	583	532,169
Series 2018-C44, Class XA, 0.71%, 05/15/51	4,728	115,231

		5,621,675

Interest Only Collateralized Mortgage Obligations — 4.7%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 05/25/37	124	21,642
Fannie Mae REMICS, Series 2021-26, Class AI, 3.50%, 05/25/50	25,688	4,589,857
Freddie Mac REMICS
Series 3744, Class CI, 3.00%, 06/25/51	18,702	2,624,993

Security	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Freddie Mac REMICS (continued)
Series 5083, Class IN, 4.50%, 07/25/32	$11,692		$1,081,640
Series 5138, Class IP, 3.00%, 04/25/51	17,522		2,632,294
Ginnie Mae, Series 2022-10, Class IT, 3.50%, 01/20/52	11,454		1,765,925
IndyMac INDX Mortgage Loan Trust, Series 2006- AR33, Class 4AX, 0.17%, 01/25/37 (a)	18,178		2
Vendee Mortgage Trust, Series 1999-2, Class 1IO, 0.00%, 05/15/29 (c)	5,093		5

			12,716,358

Principal Only Collateralized Mortgage Obligations (d) —2.1%
CHL Mortgage Pass-Through Trust, Series 2003-J8,Class PO, 4.00%, 09/25/23	1		1,035
Fannie Mae Interest Strip
Series 297, Class 1, 5.00%, 09/25/39	2,099		1,642,086
Series 337, Class 1, 5.00%, 07/25/33	1,755		1,488,283
Fannie Mae REMICS, Series 2011-90, Class AO, 4.00%, 09/25/41	3,421		2,628,931
Residential Asset Securitization Trust, Series 2005- A15, Class 1A8, 3.00%, 02/25/36	86		61,183
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-9, Class CP, 5.00%, 11/25/35	45		24,607

			5,846,125

Total Non-Agency Mortgage-Backed Securities — 16.7% (Cost: $45,506,757)			45,257,962

U.S. Government Sponsored Agency Securities

Agency Obligations — 3.6%
Resolution Funding Corp. Principal Strip, 0.00%, 04/15/30 (e)	13,000		9,899,838

Collateralized Mortgage Obligations — 58.7%
Fannie Mae, Series 0040, Class K, 6.50%, 08/17/24	—	(f)	97
Fannie Mae REMICS
Series 2004-31, Class ZG, 7.50%, 05/25/34	1,808		1,952,848
Series 2005-73, Class DS, (30-day Avg SOFR + 17.25%), 3.38%, 08/25/35 (c)	34		33,346
Series 2010-134, Class DB, 4.50%, 12/25/40	5,915		5,814,187
Series 2010-136, Class CY, 4.00%, 12/25/40	2,924		2,810,250
Series 2010-47, Class JB, 5.00%, 05/25/30	1,723		1,722,763
Series 2011-117, Class CP, 4.00%, 11/25/41	14,351		13,698,593
Series 2011-8, Class ZA, 4.00%, 02/25/41	3,556		3,407,905
Series 2011-99, Class CB, 4.50%, 10/25/41	28,799		28,429,292
Series 2012-104, Class QD, 4.00%, 09/25/42	1,639		1,502,332
Series 2013-81, Class YK, 4.00%, 08/25/43	7,000		6,515,304
Series 2018-32, Class PS, (30-day Avg SOFR + 7.10%), 0.87%, 05/25/48 (c)	4,140		3,631,481
Series 2018-50, Class EB, 4.00%, 07/25/48	2,001		1,938,392
Freddie Mac REMICS
Series 2218, Class Z, 8.50%, 03/15/30	262		275,505
Series 2731, Class ZA, 4.50%, 01/15/34	1,415		1,395,002
Series 2927, Class BZ, 5.50%, 02/15/35	1,325		1,328,725
Series 3745, Class ZA, 4.00%, 10/15/40	1,244		1,186,819
Series 3762, Class LN, 4.00%, 11/15/40	2,000		1,902,094
Series 3780, Class ZA, 4.00%, 12/15/40	3,293		3,159,277
Series 3856, Class PB, 5.00%, 05/15/41	6,253		6,303,146
Series 3960, Class PL, 4.00%, 11/15/41	2,859		2,789,899
Series 3963, Class JB, 4.50%, 11/15/41	506		499,712
Series 4016, Class BX, 4.00%, 09/15/41	15,408		14,705,343
Series 4269, Class PM, 4.00%, 08/15/41	8,884		8,313,008

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) December 31, 2023	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac REMICS (continued)
Series 4299, Class JY, 4.00%, 01/15/44	$1,000	$947,955
Series 4384, Class LB, 3.50%, 08/15/43	3,702	3,553,135
Series 4615, Class LB, 4.50%, 09/15/41	7,155	7,061,177
Series 4748, Class BM, 3.50%, 11/15/47	3,351	2,886,434
Series 4774, Class L, 4.50%, 03/15/48	5,028	4,915,333
Series 4830, Class AV, 4.00%, 10/15/33	1,069	997,538
Freddie Mac Structured Pass-Through Certificates,
Series T-11, Class A9, 0.13%, 01/25/28 (c)	50	49,696
Ginnie Mae
Series 2011-88, Class PY, 4.00%, 06/20/41	7,310	7,036,350
Series 2012-16, Class HJ, 4.00%, 09/20/40	5,122	4,979,600
Series 2015-96, Class ZM, 4.00%, 07/20/45	8,785	8,024,591
Series 2018-91, Class ZL, 4.00%, 07/20/48	6,381	5,560,257

		159,327,386

Commercial Mortgage-Backed Securities (c) — 0.6%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K105, Class X1, 1.52%, 01/25/30	1,816	133,415
Series K109, Class X1, 1.58%, 04/25/30	935	72,972
Series K110, Class X1, 1.70%, 04/25/30	392	31,848
Series K120, Class X1, 1.04%, 10/25/30	3,878	208,226
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K094, Class X1, 0.88%, 06/25/29	1,398	54,891
Series K104, Class X1, 1.12%, 01/25/30	1,345	71,707
Series K107, Class X1, 1.59%, 01/25/30	1,227	95,314
Series K113, Class X1, 1.38%, 06/25/30	1,590	111,228
Series K115, Class X1, 1.32%, 06/25/30	1,947	131,076
Series K122, Class X1, 0.88%, 11/25/30	1,663	78,525
Ginnie Mae
Series 2013-63, Class IO, 0.75%, 09/16/51	3,331	83,405
Series 2014-169, Class IO, 0.62%, 10/16/56	12,532	265,002
Series 2016-113, Class IO, 1.18%, 02/16/58	3,344	174,952

		1,512,561

Interest Only Collateralized Mortgage Obligations — 8.0%
Fannie Mae REMIC Trust, Series 1999-W4, Class IO, 6.50%, 12/25/28	27	1,173
Fannie Mae REMICS
Series 1997-90, Class M, 6.00%, 01/25/28	2	8
Series 2006-36, Class PS, (30-day Avg SOFR + 6.49%), 1.15%, 05/25/36 (c)	2,025	183,340
Series 2011-134, Class ST, (30-day Avg SOFR + 5.89%), 0.55%, 12/25/41 (c)	11,854	1,425,255
Series 2013-10, Class PI, 3.00%, 02/25/43	3,563	415,565
Series 2013-45, Class EI, 4.00%, 04/25/43	1,302	115,009
Series 2015-66, Class AS, (30-day Avg SOFR + 6.14%), 0.80%, 09/25/45 (c)	9,878	768,160
Series 2017-70, Class SA, (30-day Avg SOFR + 6.04%), 0.70%, 09/25/47 (c)	15,936	2,025,291
Series 2020-12, Class JI, 4.50%, 03/25/50	7,132	1,432,728
Series 2021-23, Class CI, 3.50%, 07/25/46	17,914	2,956,423
Freddie Mac REMICS
Series 3744, Class PI, 4.00%, 06/15/39	862	27,886
Series 3923, Class SD, (30-day Avg SOFR + 5.89%), 0.55%, 09/15/41 (c)	15,178	1,531,512
Series 3954, Class SL, (30-day Avg SOFR + 5.89%), 0.55%, 11/15/41 (c)	9,012	991,807

Security	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Freddie Mac REMICS (continued)
Series 4026, Class IO, 4.50%, 04/15/32	$519		$39,232
Series 4119, Class SC, (30-day Avg SOFR + 6.04%), 0.70%, 10/15/42 (c)	210		24,531
Series 4706, Class IG, 4.00%, 07/15/47	7,647		1,499,781
Series 5013, Class JI, 4.00%, 09/25/50	18,692		3,543,381
Ginnie Mae
Series 2009-116, Class KS, (1-mo. Term SOFR + 6.36%), 1.00%, 12/16/39 (c)	339		27,429
Series 2011-52, Class MJ, (1-mo. Term SOFR + 6.54%), 1.18%, 04/20/41 (c)	2,427		132,858
Series 2011-52, Class NS, (1-mo. Term SOFR + 6.56%), 1.20%, 04/16/41 (c)	3,122		230,497
Series 2012-97, Class JS, (1-mo. Term SOFR + 6.14%), 0.78%, 08/16/42 (c)	3,852		131,647
Series 2017-101, Class SL, (1-mo. Term SOFR + 6.09%), 0.73%, 07/20/47 (c)	8,189		981,746
Series 2022-60, Class IH, 2.50%, 02/20/51	23,092		3,156,952

			21,642,211

Mortgage-Backed Securities — 65.6%
Fannie Mae Mortgage-Backed Securities, 4.00%, 02/01/56 -01/01/57 (g)	29,846		28,820,629
Freddie Mac Mortgage-Backed Securities, 5.50%, 01/01/39 (g)	4,117		4,245,445
Ginnie Mae Mortgage-Backed Securities
8.00%, 05/15/26 - 06/15/27	7		6,612
5.00%, 10/20/39	942		957,592
Uniform Mortgage-Backed Securities
4.50%, 09/01/25 - 10/01/52 (g)	34,798		34,168,240
5.50%, 02/01/33 - 10/01/39 (g)	3,025		3,115,322
5.00%, 06/01/33 - 01/16/54 (g)(h)	27,916		27,864,348
6.50%, 10/01/38 - 10/01/39	1,075		1,128,547
2.50%, 01/18/39 (h)	180		165,811
4.00%, 01/01/41 - 10/01/52 (g)	38,775		36,998,886
3.00%, 01/16/54 (h)	41,900		37,060,223
3.50%, 01/16/54 (h)	3,664		3,361,148

			177,892,803

Principal Only Collateralized Mortgage Obligations (d) — 0.0%
Fannie Mae REMIC Trust, Series 1999-W4, Class PO, 7.00%, 02/25/29	14		12,993
Fannie Mae REMICS, Series 2002-13, Class PR, 4.00%, 03/25/32	18		16,349
Freddie Mac REMICS, Series 1691, Class B, 4.00%, 03/15/24	—	(f)	611

			29,953

Total U.S. Government Sponsored Agency Securities — 136.5% (Cost: $410,193,805)			370,304,752

Total Long-Term Investments — 153.2% (Cost: $455,762,510)			415,569,583

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

Borrowed Bond Agreement — 0.3%
BNP Paribas SA, 5.40%, 01/02/24 (Purchased 12/29/2023 to be repurchased at $745,174, Collateralized by U.S. Treasury Bonds, 2.75%, 11/15/42, par and fair values of $917,000 and $741,516, respectively)	$745	$745,062

	Shares

Money Market Funds — 2.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (i)(j)	7,494,937	7,494,937

Total Short-Term Securities — 3.0% (Cost: $8,239,999)		8,239,999

Total Investments Before Borrowed Bonds — 156.2% (Cost: $464,002,509)		423,809,582

	Par (000)

Borrowed Bonds

U.S. Governments Obligations — (0.3)%
U.S. Treasury Bonds, 2.75%, 11/15/42 (k)	$(917)	(741,516)

Total Borrowed Bonds — (0.3)% (Proceeds: $(842,347))		(741,516)

Total Investments, Net of Borrowed Bonds — 155.9% (Cost: $463,160,162)		423,068,066

Liabilities in Excess of Other Assets — (55.9)%		(151,739,343)

Net Assets — 100.0%		$271,328,723

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Rates are discount rates or a range of discount rates as of period end.
(e)	Zero-coupon bond.
(f)	Rounds to less than 1,000.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Represents or includes a TBA transaction.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,814,963	$1,679,974	(a)	$—	$—	$—	$7,494,937	7,494,937	$355,988	$—

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements

Royal Bank of Canada	5.53%	12/08/23	01/16/24	$4,328,394	$4,341,027	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	3,564,398	3,574,801	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	5,469,539	5,485,502	U.S. Government Sponsored Agency Securities	Up to 30 Days

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) December 31, 2023	BlackRock Income Trust, Inc. (BKT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements

Royal Bank of Canada	5.53%	12/08/23	01/16/24	$5,267,139	$5,282,512	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	5,604,131	5,620,487	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	2,094,981	2,101,096	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	5,628,822	5,645,250	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	5,739,417	5,756,168	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	5,660,279	5,676,799	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	8,230,339	8,254,360	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	1,327,355	1,331,229	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	5,808,726	5,825,679	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	18,908,721	18,965,931	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	1,869,990	1,875,448	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	2,823,651	2,831,893	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	2,808,731	2,816,928	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	1,896,550	1,902,085	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	5,561,936	5,578,170	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	1,161,131	1,164,520	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	5,440,230	5,456,108	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	2,572,389	2,579,897	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	2,370,152	2,377,069	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53	12/08/23	01/16/24	4,079,634	4,091,541	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	5.56	12/20/23	01/16/24	1,258,156	1,260,488	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	5.56	12/20/23	01/16/24	1,222,822	1,225,088	U.S. Government Sponsored Agency Securities	Up to 30 Days

				$110,697,613	$111,020,076

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts 10-Year U.S. Treasury Note	306	03/19/24	$34,545	$1,119,571

Short Contracts 10-Year U.S. Ultra Long Treasury Note	163	03/19/24	19,237	(868,105)
U.S. Long Bond	134	03/19/24	16,742	(1,215,618)
2-Year U.S. Treasury Note	138	03/28/24	28,416	(283,645)
5-Year U.S. Treasury Note	57	03/28/24	6,200	(141,094)

				(2,508,462)

				$(1,388,891)

Centrally Cleared Interest Rate Swaps

									Upfront
									Premium	Unrealized
Paid by the Fund		Received by the Fund		Effective	Termination	Notional			Paid	Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

1-Day SOFR, 5.38%	Quarterly	0.17%	Quarterly	N/A	10/21/25	USD	137	$(10,866)	$(13)	$(10,853)
0.18%	Quarterly	1-Day FEDL, 5.33%	Quarterly	N/A	10/21/25	USD	137	10,736	11	10,725

								$(130)	$(2)	$(128)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps (a)	$11	$(13)	$10,725	$(10,853)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$1,119,571	$—	$1,119,571
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	10,725	—	10,725

	$—	$—	$—	$—	$1,130,296	$—	$1,130,296

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$2,508,462	$—	$2,508,462
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	10,853	—	10,853

	$—	$—	$—	$—	$2,519,315	$—	$2,519,315

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) December 31, 2023	BlackRock Income Trust, Inc. (BKT)

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,351,300	$—	$2,351,300
Options purchased (a)	—	—	—	—	(228,000)	—	(228,000)
Swaps	—	—	—	—	69	—	69

	$—	$—	$—	$—	$2,123,369	$—	$2,123,369

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,452,887)	$—	$(1,452,887)
Swaps	—	—	—	—	(121)	—	(121)

	$—	$—	$—	$—	$(1,453,008)	$—	$(1,453,008)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$38,788,125
Average notional value of contracts — short	$79,336,487
Options:
Average notional value of swaption contracts purchased	$11,250,000
Interest rate swaps:
Average notional value — pays fixed rate	$136,615
Average notional value — receives fixed rate	$136,615
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$—	$6,869	$6,869
Non-Agency Mortgage-Backed Securities	—	45,257,960	2	45,257,962
U.S. Government Sponsored Agency Securities	—	370,304,752	—	370,304,752
Short-Term Securities
Borrowed Bond Agreement	—	745,062	—	745,062
Money Market Funds	7,494,937	—	—	7,494,937
Liabilities
Investments
Borrowed Bonds	—	(741,516)	—	(741,516)

	$7,494,937	$415,566,258	$6,871	$423,068,066

Derivative Financial Instruments (a)
Assets
Interest Rate Contracts	$1,119,571	$10,725	$—	$1,130,296
Liabilities
Interest Rate Contracts	(2,508,462)	(10,853)	—	(2,519,315)

	$(1,388,891)	$(128)	$—	$(1,389,019)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Income Trust, Inc. (BKT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $111,020,076 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities
AIMCO CLO, Series 2017-AA, Class CR, (3-mo. CME Term SOFR + 2.36%), 7.78%, 04/20/34 (a)(b)	USD	1,000	$993,694
Allegro CLO II-S Ltd., Series 2014-1RA, Class C, (3-mo. CME Term SOFR + 3.26%), 8.67%, 10/21/28 (a)(b)		1,000	988,772
ALM Ltd., Series 2020-1A, Class D, (3-mo. CME Term SOFR + 6.26%), 11.66%, 10/15/29 (a)(b)		285	278,197
Anchorage Capital CLO Ltd. (a)(b)
Series 2014-3RA, Class E, (3-mo. CME Term SOFR + 5.76%), 11.15%, 01/28/31		850	793,634
Series 2014-4RA, Class D, (3-mo. CME Term SOFR + 2.86%), 8.25%, 01/28/31		250	241,612
Series 2015-7A, Class D1R2, (3-mo. CME Term SOFR + 3.76%), 9.15%, 01/28/31		1,000	979,112
Apidos CLO XL Ltd., Series 2022-40A, Class E, (3-mo. CME Term SOFR + 7.69%), 13.08%, 07/15/35 (a)(b)		500	498,801
Apidos CLO XXVI, Series 2017-26A, Class A1AR, (3-mo. CME Term SOFR + 1.16%), 6.56%, 07/18/29 (a)(b)		364	363,002
Ares LXVIII CLO Ltd., Series 2023-68A, Class E, (3-mo. CME Term SOFR + 8.55%), 13.93%, 04/25/35 (a)(b)		620	620,549
Argent Securities Trust, Series 2006-W5, Class A1, (1-mo. Term SOFR + 0.41%), 5.77%, 06/25/36 (a)		3,982	2,554,724
Bain Capital Credit CLO Ltd. (a)(b)
Series 2020-2A, Class DR, (3-mo. CME Term SOFR + 3.56%), 8.96%, 07/19/34		300	287,927
Series 2021-3A, Class D, (3-mo. CME Term SOFR + 3.36%), 8.76%, 07/24/34		250	240,416
Ballyrock CLO Ltd., Series 2020-14A, Class D, (3- mo. CME Term SOFR + 7.26%), 12.68%, 01/20/34 (a)(b)		250	250,001
Barings CLO Ltd., Series 2017-1A, Class D, (3-mo. CME Term SOFR + 3.86%), 9.26%, 07/18/29 (a)(b)		250	249,964
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1R2, (3-mo. CME Term SOFR + 1.13%), 6.53%, 07/15/29 (a)(b)		45	44,495
Benefit Street Partners CLO XX Ltd., Series 2020- 20A, Class CR, (3-mo. CME Term SOFR + 2.31%), 7.71%, 07/15/34 (a)(b)		250	248,839
BlueMountain CLO XXVIII Ltd., Series 2021-28A, Class D, (3-mo. CME Term SOFR + 3.16%), 8.56%, 04/15/34 (a)(b)		500	487,990
Carlyle U.S. CLO Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.28%), 6.70%, 04/20/31 (a)(b)		233	233,168
CarVal CLO II Ltd., Series 2019-1A, Class CR, (3- mo. CME Term SOFR + 2.26%), 7.68%, 04/20/32 (a)(b)		250	249,082
CarVal CLO III Ltd., Series 2019-2A, Class E, (3- mo. CME Term SOFR + 6.70%), 12.12%, 07/20/32 (a)(b)		500	479,718
Cayuga Park CLO Ltd., Series 2020-1A, Class B1R, (3-mo. CME Term SOFR + 1.91%), 7.31%, 07/17/34 (a)(b)		250	249,030

Security	Par (000)		Value

Asset-Backed Securities (continued)
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.26%, 07/15/33 (a)(b)	USD	500	$495,373
Cedar Funding XV CLO Ltd., Series 2022-15A, Class B, (3-mo. CME Term SOFR + 1.80%), 7.22%, 04/20/35 (a)(b)		450	444,378
CIFC Funding Ltd. (a)(b)
Series 2013-4A, Class DRR, (3-mo. CME Term SOFR + 3.06%), 8.45%, 04/27/31		250	245,110
Series 2019-1A, Class DR, (3-mo. CME Term SOFR + 3.36%), 8.78%, 04/20/32		500	498,310
Series 2022-7A, Class D, (3-mo. CME Term SOFR + 5.35%), 10.76%, 10/22/35		250	250,174
Series 2022-7A, Class E, (3-mo. CME Term SOFR + 8.94%), 14.35%, 10/22/35		500	511,555
Citigroup Mortgage Loan Trust, Series 2006-FX1, Class A7, 7.28%, 10/25/36 (c)		326	187,414
Clear Creek CLO, Series 2015-1A, Class DR, (3- mo. CME Term SOFR + 3.21%), 8.63%, 10/20/30 (a)(b)		250	249,887
Countrywide Asset-Backed Certificates Trust, Series 2006-26, Class 1A, (1-mo. Term SOFR + 0.25%), 5.61%, 06/25/37 (a)		495	454,221
Dryden CLO Ltd. (a)(b)
Series 2018-64A, Class D, (3-mo. CME Term SOFR + 2.91%), 8.31%, 04/18/31		250	244,899
Series 2022-106A, Class E, (3-mo. CME Term SOFR + 8.87%), 14.26%, 10/15/35		500	501,657
Elmwood CLO 14 Ltd., Series 2022-1A, Class E, (3-mo. CME Term SOFR + 6.35%), 11.77%, 04/20/35 (a)(b)		585	577,008
Elmwood CLO I Ltd., Series 2019-1A, Class ER, (3-mo. CME Term SOFR + 7.97%), 13.39%, 10/20/33 (a)(b)		250	253,459
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3-mo. CME Term SOFR + 7.06%), 12.48%, 04/20/34 (a)(b)		250	248,773
Elmwood CLO IV Ltd., Series 2020-1A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.36%, 04/15/33 (a)(b)		500	499,708
Elmwood CLO V Ltd., Series 2020-2A, Class CR, (3-mo. CME Term SOFR + 2.26%), 7.68%, 10/20/34 (a)(b)		436	432,716
Generate CLO Ltd. (a)(b)
Series 4A, Class ER, (3-mo. CME Term SOFR + 7.01%), 12.43%, 04/20/32		1,000	999,335
Series 6A, Class DR, (3-mo. CME Term SOFR + 3.76%), 9.17%, 01/22/35		750	758,730
Golub Capital Partners CLO Ltd., Series 2021-55A, Class E, (3-mo. CME Term SOFR + 6.82%), 12.24%, 07/20/34 (a)(b)		250	249,403
LCM XIII LP, Series 13A, Class AR3, (3-mo. CME Term SOFR + 1.13%), 6.53%, 07/19/27 (a)(b)		130	130,261
Madison Park Funding LXIII Ltd., Series 2023-63A, Class E, (3-mo. CME Term SOFR + 8.57%), 13.98%, 04/21/35 (a)(b)		400	401,316
Madison Park Funding XLV Ltd., Series 2020-45A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.36%, 07/15/34 (a)(b)		300	299,370

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Madison Park Funding XVII Ltd., Series 2015-17A, Class DR, (3-mo. CME Term SOFR + 3.86%), 9.27%, 07/21/30 (a)(b)	USD	500	$492,682
Madison Park Funding XVIII Ltd., Series 2015-18A, Class ARR, (3-mo. CME Term SOFR + 1.20%), 6.61%, 10/21/30 (a)(b)		489	488,944
Madison Park Funding XXIX Ltd. (a)(b)
Series 2018-29A, Class D, (3-mo. CME Term SOFR + 3.26%), 8.66%, 10/18/30		510	502,565
Series 2018-29A, Class E, (3-mo. CME Term SOFR + 5.96%), 11.36%, 10/18/30		250	240,456
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1R, (3-mo. CME Term SOFR + 1.23%), 6.61%, 04/25/29 (a)(b)		957	956,460
Madison Park Funding XXVI Ltd., Series 2007-4A, Class DR, (3-mo. LIBOR US + 3.00%), 8.65%, 07/29/30 (a)(b)		250	247,692
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.31%, 07/15/33 (a)(b)		800	800,250
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.31%, 07/17/34 (a)(b)		250	249,404
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ERR, (3-mo. CME Term SOFR + 6.76%), 12.16%, 07/15/34 (a)(b)		790	775,800
Neuberger Berman Loan Advisers CLO Ltd., Series 2019-32A, Class ER, (3-mo. CME Term SOFR + 6.36%), 11.76%, 01/20/32 (a)(b)		425	413,702
Neuberger Berman Loan Advisers NBLA CLO Ltd., Series 2022-52A, Class D, (3-mo. CME Term SOFR + 5.75%), 11.15%, 10/24/35 (a)(b)		500	497,461
OCP CLO Ltd. (a)(b)
Series 2017-14A, Class A2, (3-mo. CME Term SOFR + 1.76%), 7.13%, 11/20/30		300	299,101
Series 2019-16A, Class DR, (3-mo. CME Term SOFR + 3.41%), 8.82%, 04/10/33		250	241,028
Octagon 54 Ltd., Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.31%), 8.71%, 07/15/34 (a)(b)		250	242,583
Octagon Investment Partners 31 Ltd., Series 2017-1A, Class E, (3-mo. CME Term SOFR + 6.56%), 11.98%, 07/20/30 (a)(b)		500	463,257
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A1RR, (3-mo. CME Term SOFR + 1.23%), 6.63%, 07/19/30 (a)(b)		1,567	1,564,650
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class BR2, (3-mo. CME Term SOFR + 1.66%), 7.04%, 01/25/31 (a)(b)		250	248,435
OHA Credit Partners XIII Ltd., Series 2016-13A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.37%, 10/25/34 (a)(b)		250	250,377
OZLM VIII Ltd., Series 2014-8A, Class CRR, (3-mo. CME Term SOFR + 3.41%), 8.81%, 10/17/29 (a)(b)		250	249,463
OZLM XXI Ltd., Series 2017-21A, Class D, (3-mo. CME Term SOFR + 5.80%), 11.22%, 01/20/31 (a)(b)		250	232,444

Security	Par (000)		Value

Asset-Backed Securities (continued)
Rad CLO Ltd., Series 2022-17A, Class E, (3-mo. CME Term SOFR + 8.30%), 13.72%, 10/20/35 (a)(b)	USD	250	$250,673
Regatta IX Funding Ltd., Series 2022-1A, Class D, (3-mo. CME Term SOFR + 4.16%), 9.56%, 04/17/30 (a)(b)		500	498,487
Regatta XVIII Funding Ltd., Series 2021-1A, Class B, (3-mo. CME Term SOFR + 1.71%), 7.11%, 01/15/34 (a)(b)		300	298,268
Regatta XXIV Funding Ltd., Series 2021-5A, Class D, (3-mo. CME Term SOFR + 3.36%), 8.78%, 01/20/35 (a)(b)		250	248,765
Regatta XXV Funding Ltd., Series 2025, Class E, (3-mo. CME Term SOFR + 8.41%), 13.66%, 07/15/36 (a)(b)		500	512,854
Regional Management Issuance Trust, Series 2021-3, Class A, 3.88%, 10/17/33 (d)		980	866,124
Rockford Tower CLO Ltd., Series 2017-2A, Class DR, (3-mo. CME Term SOFR + 3.11%), 8.51%, 10/15/29 (a)(b)		500	492,547
RRX Ltd. (a)(b)
Series 2020-1A, Class E, (3-mo. CME Term SOFR + 6.71%), 12.11%, 04/15/33		250	246,584
Series 2021-5A, Class A2, (3-mo. CME Term SOFR + 2.06%), 7.46%, 07/15/34		250	250,777
Sterling COOFS Trust (b)(d)
Series 2004-1, Class A, 2.36%, 04/15/29		607	6,068
Series 2004-2, Class Note, 2.08%, 03/30/30		631	6,314
Symphony CLO XXXII Ltd., Series 2022-32A, Class B, (3-mo. CME Term SOFR + 1.85%), 7.26%, 04/23/35 (a)(b)		300	296,798
Trimaran CAVU Ltd. (a)(b)
Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.71%), 9.12%, 04/23/32		250	245,186
Series 2021-2A, Class D1, (3-mo. CME Term SOFR + 3.51%), 8.89%, 10/25/34		500	490,819
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27 (e)	GBP	30	38,601
Voya CLO Ltd. (a)(b)
Series 2019-3A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.31%, 10/17/32	USD	500	497,515
Series 2022-4, Class E, (3-mo. CME Term SOFR + 7.50%), 12.92%, 10/20/33		350	346,712
Whitebox CLO II Ltd., Series 2020-2A, Class DR, (3-mo. CME Term SOFR + 3.61%), 9.01%, 10/24/34 (a)(b)		500	484,150
Whitebox CLO III Ltd., Series 2021-3A, Class D, (3-mo. CME Term SOFR + 3.61%), 9.01%, 10/15/34 (a)(b)		250	245,415

Total Asset-Backed Securities — 7.2% (Cost: $36,263,090)			36,045,195

	Shares

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd. (f)		47,837	4,305

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value

Consumer Finance — 0.1%
Travelport Finance Luxembourg SARL		91	$216,378

Energy Equipment & Services — 0.0%
Project Investor Holdings LLC, (Acquired 02/12/19, Cost: $0) (d)(f)(g)		2,869	—

Financial Services — 0.0%
NMG Parent LLC		1,330	133,000

Health Care Providers & Services — 0.0%
Envision Healthcare Corp. (d)(f)		12,321	92,408

Household Products — 0.0%
Berkline Benchcraft Equity LLC (d)(f)		3,155	—

Industrial Conglomerates — 0.0%
Ameriforge Group, Inc. (f)		801	8

Media — 0.0%
Learfield Communications LLC, (Acquired 09/06/23, Cost: $36,292) (d)(f)(g)		2,888	122,740

Oil, Gas & Consumable Fuels — 0.0%
Kcad Holdings I Ltd. (d)(f)		546,753,936	5,468

Total Common Stocks — 0.1% (Cost: $7,599,835)			574,307

		Par (000)

Corporate Bonds

Aerospace & Defense — 3.1%
Bombardier, Inc. (b)
7.13%, 06/15/26 (h)	USD	924	919,686
7.88%, 04/15/27 (h)		178	178,031
6.00%, 02/15/28 (h)		539	525,135
7.50%, 02/01/29 (h)		371	377,150
8.75%, 11/15/30 (h)		463	492,957
7.45%, 05/01/34		100	114,000
Embraer Netherlands Finance BV, 7.00%, 07/28/30 (b)(h)		387	404,372
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (b)(h)		423	413,421
Northrop Grumman Corp., 3.85%, 04/15/45 (h)		600	503,972
Rolls-Royce PLC, 5.75%, 10/15/27 (b)(h)		1,218	1,220,093
Spirit AeroSystems, Inc. (b)(h)
9.38%, 11/30/29		481	526,346
9.75%, 11/15/30		418	449,339
TransDigm, Inc. (b)(h)
6.25%, 03/15/26		5,301	5,291,841
6.75%, 08/15/28		2,096	2,144,380
7.13%, 12/01/31		976	1,022,765
Triumph Group, Inc., 9.00%, 03/15/28 (b)(h)		964	1,025,065

			15,608,553

Automobile Components — 1.1%
Aptiv PLC, 4.40%, 10/01/46 (h)		240	194,234
Clarios Global LP, 6.75%, 05/15/25 (b)(h)		528	532,646
Clarios Global LP/Clarios U.S. Finance Co.
4.38%, 05/15/26 (e)	EUR	200	218,910
6.25%, 05/15/26 (b)(h)	USD	737	737,957
8.50%, 05/15/27 (b)(h)		2,599	2,608,060
6.75%, 05/15/28 (b)(h)		886	903,910
Dana Financing Luxembourg SARL, 8.50%, 07/15/31 (e)	EUR	100	120,580

Security		Par (000)	Value

Automobile Components (continued)
Forvia SE, 3.75%, 06/15/28 (e)	EUR	100	$108,037
Goodyear Tire & Rubber Co.
5.00%, 07/15/29 (h)	USD	104	98,262
5.63%, 04/30/33		109	97,706
ZF Finance GmbH, 2.00%, 05/06/27 (e)	EUR	100	101,865

			5,722,167

Automobiles — 0.6%
Asbury Automotive Group, Inc.
4.50%, 03/01/28	USD	146	138,663
4.75%, 03/01/30		124	115,751
5.00%, 02/15/32 (b)		130	118,144
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (b)		174	172,260
Ford Motor Co.
3.25%, 02/12/32		88	73,190
6.10%, 08/19/32 (h)		199	200,598
General Motors Financial Co., Inc., 6.00%, 01/09/28 (h)		1,000	1,033,924
Ken Garff Automotive LLC, 4.88%, 09/15/28 (b)		122	115,460
LCM Investments Holdings II LLC (b)
4.88%, 05/01/29 (h)		349	324,191
8.25%, 08/01/31		252	263,014
TML Holdings Pte. Ltd., 4.35%, 06/09/26 (e)(h)		200	189,813
Wabash National Corp., 4.50%, 10/15/28 (b)(h)		220	198,510

			2,943,518

Banks — 0.9%
Banco BPM SpA (a)(e)
(3-mo. EURIBOR + 2.80%), 6.00%, 06/14/28	EUR	150	173,229
(5-year EUR Swap + 3.17%), 2.88%, 06/29/31		100	104,323
Banco Espirito Santo SA (e)(f)(i)
4.75%, 01/15/18		100	28,703
4.00%, 01/21/22		100	28,703
Bangkok Bank PCL/Hong Kong, (5-year CMT + 4.73%), 5.00% (a)(e)(h)(j)	USD	501	482,213
Barclays PLC, 5.20%, 05/12/26 (h)		200	198,703
Citigroup, Inc., (1-day SOFR + 2.66%), 6.17%, 05/25/34 (a)(h)		430	444,953
Credit Suisse AG/New York, 5.00%, 07/09/27 (h)		1,200	1,200,254
Deutsche Bank AG/New York, (1-day SOFR + 3.18%), 6.72%, 01/18/29 (a)(h)		1,100	1,151,927
Freedom Mortgage Corp. (b)
12.00%, 10/01/28		103	112,489
12.25%, 10/01/30		103	113,069
HSBC Holdings PLC, 4.38%, 11/23/26 (h)		395	385,865
Intesa Sanpaolo SpA, 5.71%, 01/15/26 (b)(h)		200	198,998
Northern Trust Corp., 6.13%, 11/02/32 (h)		119	127,786

			4,751,215

Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46 (h)		800	784,193

Biotechnology — 0.0%
Cidron Aida Finco SARL, 5.00%, 04/01/28 (e)	EUR	100	106,171

Broadline Retail — 0.0%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (b)(h)	USD	123	118,196

Building Products (b) — 1.0%
Advanced Drainage Systems, Inc. (h)
5.00%, 09/30/27		306	295,290
6.38%, 06/15/30		412	415,087
Beacon Roofing Supply, Inc.
4.13%, 05/15/29		123	112,134

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Building Products (continued)
Beacon Roofing Supply, Inc. (continued) 6.50%, 08/01/30 (h)	USD	288	$294,472
Foundation Building Materials, Inc., 6.00%, 03/01/29		83	74,628
GYP Holdings III Corp., 4.63%, 05/01/29 (h)		371	338,687
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		87	85,326
SRS Distribution, Inc. (h)
4.63%, 07/01/28		492	466,758
6.13%, 07/01/29		561	531,845
6.00%, 12/01/29		875	815,856
White Cap Buyer LLC, 6.88%, 10/15/28 (h)		1,570	1,519,778
White Cap Parent LLC, (8.25% Cash or 9.00% PIK), 8.25%, 03/15/26 (h)(k)		224	222,959

			5,172,820

Capital Markets — 0.6%
Ares Capital Corp., 7.00%, 01/15/27		140	144,003
Aretec Group, Inc., 10.00%, 08/15/30 (b)		90	95,639
Blackstone Private Credit Fund
7.05%, 09/29/25		79	80,397
3.25%, 03/15/27		75	68,801
Blue Owl Capital Corp., 3.40%, 07/15/26		63	58,570
Blue Owl Capital Corp. II, 8.45%, 11/15/26 (b)		150	154,536
Blue Owl Credit Income Corp.
3.13%, 09/23/26		43	39,269
7.75%, 09/16/27 (h)		302	311,376
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (b)(h)		214	202,149
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 05/15/26 (h)		418	398,818
5.25%, 05/15/27 (h)		849	762,592
9.75%, 01/15/29 (b)		298	304,020
4.38%, 02/01/29 (h)		211	176,198
Oaktree Strategic Credit Fund, 8.40%, 11/14/28 (b)		168	176,957

			2,973,325

Chemicals — 1.5%
Ashland LLC, 3.38%, 09/01/31 (b)		193	166,350
Avient Corp., 7.13%, 08/01/30 (b)(h)		106	110,267
Axalta Coating Systems Dutch Holding B BV, 7.25%, 02/15/31 (b)(h)		273	286,304
Axalta Coating Systems LLC, 3.38%, 02/15/29 (b)(h)		447	401,151
Axalta Coating Systems LLC/Axalta Coating
Systems Dutch Holding B BV, 4.75%, 06/15/27 (b)(h)		170	165,202
Celanese U.S. Holdings LLC, 6.70%, 11/15/33		103	111,714
Chemours Co. (b)
5.75%, 11/15/28		103	98,108
4.63%, 11/15/29		175	153,642
Element Solutions, Inc., 3.88%, 09/01/28 (b)(h)		1,508	1,388,320
HB Fuller Co., 4.25%, 10/15/28		110	102,856
Herens Holdco SARL, 4.75%, 05/15/28 (b)(h)		412	337,999
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28 (b)(h)		352	336,582
Ingevity Corp., 3.88%, 11/01/28 (b)		84	75,225
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26 (b)(k)		272	202,619
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29 (b)(h)		133	112,470
Minerals Technologies, Inc., 5.00%, 07/01/28 (b)		169	162,526
NOVA Chemicals Corp., 4.88%, 06/01/24 (b)		32	31,720

Security		Par (000)	Value

Chemicals (continued)
Olympus Water U.S. Holding Corp.
9.63%, 11/15/28 (e)	EUR	100	$118,123
9.75%, 11/15/28 (b)(h)	USD	738	783,308
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26 (b)(h)		439	421,410
Scotts Miracle-Gro Co.
4.50%, 10/15/29		104	92,405
4.38%, 02/01/32		41	34,646
SK Invictus Intermediate II SARL, 5.00%, 10/30/29 (b)(h)		460	399,050
WR Grace Holdings LLC (b)
4.88%, 06/15/27 (h)		122	117,376
5.63%, 08/15/29 (h)		1,170	1,029,550
7.38%, 03/01/31		216	216,066

			7,454,989

Commercial Services & Supplies — 3.2%
ADT Security Corp. (b)
4.13%, 08/01/29		27	24,847
4.88%, 07/15/32		148	136,899
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26 (b)		200	198,112
Allied Universal Holdco LLC/Allied Universal Finance Corp. (b)(h)
6.63%, 07/15/26		1,737	1,727,879
9.75%, 07/15/27		676	662,410
6.00%, 06/01/29		1,356	1,105,539
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28 (b)(h)		1,963	1,790,341
APi Group DE, Inc. (b)
4.13%, 07/15/29		132	120,114
4.75%, 10/15/29		100	93,932
APX Group, Inc., 5.75%, 07/15/29 (b)(h)		268	249,844
Ashtead Capital, Inc., 5.95%, 10/15/33 (b)(h)		370	376,956
Fortress Transportation and Infrastructure Investors LLC (b)(h)
6.50%, 10/01/25		663	660,877
9.75%, 08/01/27		372	386,880
5.50%, 05/01/28		724	696,230
7.88%, 12/01/30		734	764,667
Garda World Security Corp. (b)
4.63%, 02/15/27 (h)		326	314,326
9.50%, 11/01/27		121	121,986
7.75%, 02/15/28 (h)		617	638,354
6.00%, 06/01/29		26	23,306
Herc Holdings, Inc., 5.50%, 07/15/27 (b)(h)		670	661,502
Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc., 5.00%, 02/01/26 (b)		91	90,863
Metis Merger Sub LLC, 6.50%, 05/15/29 (b)(h)		125	113,041
Neptune Bidco U.S., Inc., 9.29%, 04/15/29 (b)(h)		349	325,442
NESCO Holdings II, Inc., 5.50%, 04/15/29 (b)		239	220,977
Paprec Holding SA, 7.25%, 11/17/29 (e)	EUR	100	118,261
Prime Security Services Borrower LLC/Prime Finance, Inc. (b)
5.25%, 04/15/24	USD	19	18,836
5.75%, 04/15/26 (h)		608	611,294
6.25%, 01/15/28 (h)		232	230,647
Rekeep SpA, 7.25%, 02/01/26 (e)	EUR	100	98,678
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29 (b)(h)	USD	653	564,753

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies (continued)
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25 (e)	EUR	100	$107,788
United Rentals North America, Inc., 6.00%, 12/15/29 (b)(h)	USD	1,626	1,650,826
Verisure Holding AB, 9.25%, 10/15/27 (e)	EUR	100	118,428
Williams Scotsman, Inc. (b)
6.13%, 06/15/25 (h)	USD	403	403,794
4.63%, 08/15/28		121	114,288
7.38%, 10/01/31 (h)		376	394,333

			15,937,250

Communications Equipment (b) — 0.4%
CommScope Technologies LLC, 6.00%, 06/15/25 (h)		516	420,540
CommScope, Inc. (h)
6.00%, 03/01/26		301	268,335
4.75%, 09/01/29		172	115,482
Viasat, Inc.
5.63%, 09/15/25 (h)		475	463,144
5.63%, 04/15/27 (h)		499	482,783
7.50%, 05/30/31		52	40,820
Viavi Solutions, Inc., 3.75%, 10/01/29 (h)		210	183,842

			1,974,946

Construction & Engineering (b) — 0.4%
Arcosa, Inc., 4.38%, 04/15/29 (h)		374	348,336
Brand Industrial Services, Inc., 10.38%, 08/01/30 (h)		1,576	1,666,667
Dycom Industries, Inc., 4.50%, 04/15/29		119	110,423
Pike Corp., 8.63%, 01/31/31		89	93,525

			2,218,951

Construction Materials — 1.6%
BCPE Empire Holdings, Inc., 7.63%, 05/01/27 (b)(h)		331	319,172
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28 (b)		241	244,622
Emerald Debt Merger Sub LLC
6.38%, 12/15/30 (b)	EUR	160	188,652
6.38%, 12/15/30 (e)		100	117,907
6.63%, 12/15/30 (b)(h)	USD	2,709	2,766,891
HT Troplast GmbH, 9.38%, 07/15/28 (e)	EUR	100	111,981
James Hardie International Finance DAC, 5.00%, 01/15/28 (b)	USD	200	193,467
Jeld-Wen, Inc., 4.63%, 12/15/25 (b)(h)		280	270,900
Masonite International Corp., 5.38%, 02/01/28 (b)(h)		101	96,960
New Enterprise Stone & Lime Co., Inc. (b)
5.25%, 07/15/28		81	77,267
9.75%, 07/15/28		205	205,000
Resideo Funding, Inc., 4.00%, 09/01/29 (b)		59	51,478
Ritchie Bros Holdings, Inc., 6.75%, 03/15/28 (b)		77	79,277
Smyrna Ready Mix Concrete LLC (b)(h)
6.00%, 11/01/28		523	514,935
8.88%, 11/15/31		730	767,358
Standard Industries, Inc./New Jersey (b)
5.00%, 02/15/27		209	203,762
4.75%, 01/15/28		80	77,016
4.38%, 07/15/30 (h)		673	618,075
3.38%, 01/15/31 (h)		353	303,675
Summit Materials LLC/Summit Materials Finance Corp. (b) 5.25%, 01/15/29		92	89,010

Security	Par (000)		Value

Construction Materials (continued)
Summit Materials LLC/Summit Materials Finance Corp. (b) (continued)
7.25%, 01/15/31	USD	466	$491,026
Wesco Aircraft Holdings, Inc., 9.00%, 11/15/26 (b)(f)(i)		662	63,056

			7,851,487

Consumer Finance — 2.2%
Block, Inc. (h)
2.75%, 06/01/26		698	658,235
3.50%, 06/01/31		1,111	986,514
Bread Financial Holdings, Inc., 9.75%, 03/15/29 (b)		139	144,098
Capital One Financial Corp. (a)(h)
(1-day SOFR + 2.60%), 5.82%, 02/01/34		440	437,855
(1-day SOFR + 2.86%), 6.38%, 06/08/34		100	102,920
Equifax, Inc., 2.60%, 12/15/25		59	56,291
Ford Motor Credit Co. LLC
2.75%, 06/14/24	GBP	100	125,624
5.13%, 06/16/25	USD	200	197,375
6.86%, 06/05/26	GBP	108	141,910
7.35%, 03/06/30 (h)	USD	394	423,275
7.20%, 06/10/30 (h)		376	400,457
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31 (b)(h)		1,317	1,391,703
Navient Corp.
5.50%, 03/15/29 (h)		211	194,572
9.38%, 07/25/30		200	209,535
OneMain Finance Corp.
6.88%, 03/15/25 (h)		303	306,721
7.13%, 03/15/26 (h)		331	337,219
3.50%, 01/15/27 (h)		304	281,335
6.63%, 01/15/28 (h)		240	242,289
9.00%, 01/15/29 (h)		314	331,970
5.38%, 11/15/29 (h)		105	98,322
7.88%, 03/15/30		386	397,337
4.00%, 09/15/30		206	176,286
Sabre GLBL, Inc., 8.63%, 06/01/27 (b)(h)		644	586,052
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26 (b)(h)		550	534,826
Shift4 Payments, Inc., 0.00%, 12/15/25 (l)(m)		174	193,036
Verscend Escrow Corp., 9.75%, 08/15/26 (b)(h)		1,817	1,829,770
Worldline SA/France, 0.00%, 07/30/26 (e)(l)(m)	EUR	111	109,672

			10,895,199

Consumer Staples Distribution & Retail — 0.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (b)
3.25%, 03/15/26 (h)	USD	530	500,058
7.50%, 03/15/26		107	108,988
4.63%, 01/15/27 (h)		477	463,741
5.88%, 02/15/28 (h)		320	320,215
6.50%, 02/15/28		152	153,816
3.50%, 03/15/29		142	128,933
4.88%, 02/15/30 (h)		214	204,868
Bellis Acquisition Co. PLC, 3.25%, 02/16/26 (e)	GBP	100	118,021
Lamb Weston Holdings, Inc. (b)
4.88%, 05/15/28	USD	257	251,345
4.13%, 01/31/30 (h)		312	287,642
4.38%, 01/31/32 (h)		390	355,787
Market Bidco Finco PLC, 5.50%, 11/04/27 (e)	GBP	100	112,169
Performance Food Group, Inc., 4.25%, 08/01/29 (b)(h)	USD	402	368,712

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Consumer Staples Distribution & Retail (continued)
Post Holdings, Inc. (b)
5.75%, 03/01/27	USD	89	$88,301
4.63%, 04/15/30 (h)		118	108,542
4.50%, 09/15/31		32	28,677
U.S. Foods, Inc. (b)
6.88%, 09/15/28		194	199,696
4.75%, 02/15/29 (h)		335	318,164
4.63%, 06/01/30		39	36,347
7.25%, 01/15/32 (h)		234	243,995
United Natural Foods, Inc., 6.75%, 10/15/28 (b)		34	27,524
Walgreens Boots Alliance, Inc.
3.20%, 04/15/30		30	26,408
4.80%, 11/18/44		97	80,818
4.10%, 04/15/50		147	106,747

			4,639,514

Containers & Packaging — 2.1%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (b)
6.00%, 06/15/27 (h)		400	398,567
3.25%, 09/01/28		200	174,965
4.00%, 09/01/29 (h)		1,200	1,015,772
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.25%, 04/30/25 (b)(h)		600	583,513
2.13%, 08/15/26 (e)	EUR	200	196,313
4.13%, 08/15/26 (b)	USD	400	365,000
5.25%, 08/15/27 (b)		202	156,927
Ball Corp., 6.00%, 06/15/29 (h)		193	197,086
Canpack SA/Canpack U.S. LLC,
3.13%, 11/01/25 (b)(h)		211	200,582
Clydesdale Acquisition Holdings, Inc. (b)(h)
6.63%, 04/15/29		314	308,841
8.75%, 04/15/30		741	690,884
Crown Americas LLC, 5.25%, 04/01/30		23	22,651
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		196	190,120
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (h)		424	419,971
Graham Packaging Co., Inc.,
7.13%, 08/15/28 (b)		60	54,000
Graphic Packaging International LLC (b)
4.75%, 07/15/27		89	86,330
3.50%, 03/15/28		9	8,351
LABL, Inc. (b)(h)
5.88%, 11/01/28		220	199,325
9.50%, 11/01/28		439	443,390
Mauser Packaging Solutions Holding Co. (b)
7.88%, 08/15/26 (h)		3,316	3,374,630
9.25%, 04/15/27		61	59,875
OI European Group BV, 6.25%, 05/15/28 (b)	EUR	115	132,794
Owens-Brockway Glass Container, Inc. (b)
6.63%, 05/13/27	USD	39	39,005
7.25%, 05/15/31 (h)		171	173,375
Sealed Air Corp., 5.00%, 04/15/29 (b)		59	57,054
Sealed Air Corp./Sealed Air Corp. U.S., 6.13%, 02/01/28 (b)(h)		173	174,490
Trident TPI Holdings, Inc., 12.75%, 12/31/28 (b)		22	23,540
Trivium Packaging Finance BV (b)(h)
5.50%, 08/15/26		600	588,665
8.50%, 08/15/27		200	196,100

			10,532,116

Diversified Consumer Services — 0.4%
Graham Holdings Co., 5.75%, 06/01/26 (b)		140	139,158

Security	Par (000)		Value

Diversified Consumer Services (continued)
Service Corp. International (h)
5.13%, 06/01/29	USD	238	$233,240
3.38%, 08/15/30		263	229,361
4.00%, 05/15/31		370	331,335
Sotheby’s, 7.38%, 10/15/27 (b)(h)		1,046	1,008,758

			1,941,852

Diversified REITs — 0.7%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (b)		108	90,246
GLP Capital LP/GLP Financing II, Inc.
3.25%, 01/15/32 (h)		498	420,438
6.75%, 12/01/33		160	172,613
HAT Holdings I LLC/HAT Holdings II LLC, 8.00%, 06/15/27 (b)		111	115,589
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32 (b)(h)		257	235,406
SBA Communications Corp.
3.13%, 02/01/29 (h)		812	729,579
3.88%, 02/15/27		62	59,540
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28 (b)(h)		902	914,452
VICI Properties LP/VICI Note Co., Inc. (b)
4.63%, 06/15/25		75	73,669
4.63%, 12/01/29 (h)		414	390,091
4.13%, 08/15/30 (h)		378	344,330

			3,545,953

Diversified Telecommunication Services — 3.3%
AT&T, Inc., 4.30%, 02/15/30 (h)		1,350	1,321,883
Cablevision Lightpath LLC (b)
3.88%, 09/15/27		200	175,629
5.63%, 09/15/28 (h)		400	315,244
Cellnex Telecom SA, 2.13%, 08/11/30 (e)	EUR	100	113,436
Frontier Communications Holdings LLC (b)
5.88%, 10/15/27 (h)	USD	314	303,356
5.00%, 05/01/28 (h)		753	695,905
8.75%, 05/15/30 (h)		1,230	1,265,312
8.63%, 03/15/31		110	112,156
Iliad Holding SASU (b)(h)
6.50%, 10/15/26		1,423	1,420,216
7.00%, 10/15/28		343	341,315
Kaixo Bondco Telecom SA, 5.13%, 09/30/29 (e)	EUR	100	102,943
Level 3 Financing, Inc.
3.40%, 03/01/27	USD	1,006	965,760
4.63%, 09/15/27		1,044	626,400
3.63%, 01/15/29		99	50,490
10.50%, 05/15/30		1,244	1,206,288
Level 3 New Money TSA, 11.00%, 11/15/29 (n)		911	911,076
Lumen Technologies, Inc., 4.00%, 02/15/27		473	305,260
Network i2i Ltd., (5-year CMT + 4.27%), 5.65% (a)(e)(h)(j)		300	294,937
Sable International Finance Ltd., 5.75%, 09/07/27 (b)(h)		200	189,310
SoftBank Group Corp., 3.88%, 07/06/32 (e)	EUR	100	94,150
Telecom Italia Capital SA
6.38%, 11/15/33	USD	210	205,403
6.00%, 09/30/34 (h)		547	519,474
7.20%, 07/18/36		209	209,799
7.72%, 06/04/38		36	36,660
Telecom Italia SpA/Milano
5.30%, 05/30/24 (b)		200	199,070
7.88%, 07/31/28 (e)	EUR	171	209,352
Verizon Communications, Inc., 3.70%, 03/22/61 (h)	USD	1,000	763,951

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Zayo Group Holdings, Inc. (b)(h)
4.00%, 03/01/27	USD	3,882	$3,112,489
6.13%, 03/01/28		671	492,823

			16,560,087

Electric Utilities — 0.9%
Black Hills Corp., 3.15%, 01/15/27 (h)		305	287,629
Enel Finance International NV, 3.63%, 05/25/27 (b)(h)		900	859,880
FirstEnergy Corp., 2.65%, 03/01/30		51	44,060
Mong Duong Finance Holdings BV, 5.13%, 05/07/29 (e)		231	213,856
NextEra Energy Operating Partners LP (b)
4.25%, 07/15/24		170	168,071
4.25%, 09/15/24		9	8,708
3.88%, 10/15/26		66	62,840
7.25%, 01/15/29		167	174,833
Pacific Gas and Electric Co., 6.95%, 03/15/34 (h)		425	466,824
Palomino Funding Trust I, 7.23%, 05/17/28 (b)(h)		250	263,289
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28 (b)(h)		302	285,650
PG&E Corp., 4.25%, 12/01/27 (b)(h)		863	904,424
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33 (e)		162	161,197
Talen Energy Supply LLC, 8.63%, 06/01/30 (b)		134	142,379
Texas Competitive Electric Holdings, Series M, 5.03%, 10/10/19 (a)(d)(f)(i)		780	—
TransAlta Corp., 7.75%, 11/15/29		109	115,767
Vistra Operations Co. LLC (b)
7.75%, 10/15/31 (h)		366	380,124
6.95%, 10/15/33		210	221,012

			4,760,543

Electrical Equipment (b) — 0.4%
Regal Rexnord Corp. (h)
6.05%, 04/15/28		492	498,040
6.30%, 02/15/30		200	205,182
6.40%, 04/15/33		205	213,665
WESCO Distribution, Inc.
7.13%, 06/15/25		676	680,936
7.25%, 06/15/28 (h)		636	653,697

			2,251,520

Electronic Equipment, Instruments & Components (b) — 0.3%
Coherent Corp., 5.00%, 12/15/29 (h)		374	355,208
Imola Merger Corp., 4.75%, 05/15/29 (h)		419	398,094
Sensata Technologies BV
4.00%, 04/15/29		168	156,125
5.88%, 09/01/30		237	235,463
Sensata Technologies, Inc.
4.38%, 02/15/30 (h)		630	584,301
3.75%, 02/15/31		54	47,560

			1,776,751

Energy Equipment & Services — 0.7%
Archrock Partners LP/Archrock Partners Finance Corp. (b)(h)
6.88%, 04/01/27		304	304,760
6.25%, 04/01/28		729	718,065
Borr IHC Ltd./Borr Finance (b)
10.00%, 11/15/28 (h)		269	281,113
10.38%, 11/15/30		200	206,313
Halliburton Co., 3.80%, 11/15/25 (h)		3	2,940
Oceaneering International, Inc., 6.00%, 02/01/28 (b)		71	68,819
Patterson-UTI Energy, Inc., 7.15%, 10/01/33		100	105,940

Security		Par (000)	Value

Energy Equipment & Services (continued)
Seadrill Finance Ltd., 8.38%, 08/01/30 (b)	USD	200	$208,666
USA Compression Partners LP/USA Compression Finance Corp. (h)
6.88%, 04/01/26		510	507,849
6.88%, 09/01/27		485	479,251
Vallourec SACA, 8.50%, 06/30/26 (e)	EUR	34	37,717
Weatherford International Ltd. (b)
6.50%, 09/15/28	USD	139	143,840
8.63%, 04/30/30 (h)		412	430,152

			3,495,425

Entertainment (b) — 0.4%
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29		232	173,559
Live Nation Entertainment, Inc.
4.88%, 11/01/24		31	30,721
5.63%, 03/15/26		52	51,525
6.50%, 05/15/27 (h)		1,414	1,438,776
4.75%, 10/15/27 (h)		288	276,144
3.75%, 01/15/28 (h)		196	182,788

			2,153,513

Environmental, Maintenance & Security Service — 1.1%
Clean Harbors, Inc. (b)
4.88%, 07/15/27 (h)		250	244,973
5.13%, 07/15/29 (h)		129	123,306
6.38%, 02/01/31		108	109,734
Covanta Holding Corp.
4.88%, 12/01/29 (b)		142	124,064
5.00%, 09/01/30		70	59,581
GFL Environmental, Inc. (b)
4.25%, 06/01/25		103	101,478
3.75%, 08/01/25 (h)		312	304,701
5.13%, 12/15/26		243	240,425
4.00%, 08/01/28 (h)		431	398,413
3.50%, 09/01/28		198	182,964
4.75%, 06/15/29 (h)		378	356,061
4.38%, 08/15/29 (h)		317	292,555
6.75%, 01/15/31 (h)		676	696,470
Republic Services, Inc., 3.38%, 11/15/27 (h)		750	720,355
Tervita Corp., 11.00%, 12/01/25 (b)		114	119,700
Waste Pro USA, Inc., 5.50%, 02/15/26 (b)(h)		1,297	1,248,363

			5,323,143

Financial Services — 1.0%
Aircastle Ltd., 6.50%, 07/18/28 (b)(h)		135	137,662
ASG Finance Designated Activity Co., 7.88%, 12/03/24 (b)		200	195,000
Castlelake Aviation Finance DAC, 5.00%, 04/15/27 (b)		34	31,830
GGAM Finance Ltd. (b)
7.75%, 05/15/26		45	45,675
8.00%, 02/15/27		441	452,042
8.00%, 06/15/28		150	155,190
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24 (b)(k)		232	217,562
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 08/15/28 (b)(h)		325	290,901
Macquarie Airfinance Holdings Ltd., 8.13%, 03/30/29 (b)		210	219,497
MGIC Investment Corp., 5.25%, 08/15/28 (h)		167	162,561
Nationstar Mortgage Holdings, Inc. (b)
5.00%, 02/01/26 (h)		1,425	1,393,590
6.00%, 01/15/27 (h)		147	145,897
5.13%, 12/15/30 (h)		198	179,018

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Financial Services (continued)
Nationstar Mortgage Holdings, Inc. (b) (continued)
5.75%, 11/15/31	USD	147	$137,064
PennyMac Financial Services, Inc., 7.88%, 12/15/29 (b)		280	288,223
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. (b)
2.88%, 10/15/26 (h)		872	804,420
3.88%, 03/01/31		170	149,514
4.00%, 10/15/33		81	68,812

			5,074,458

Food Products — 0.7%
Aramark International Finance SARL, 3.13%, 04/01/25 (e)	EUR	138	151,045
Aramark Services, Inc., 5.00%, 02/01/28 (b)(h)	USD	525	509,271
B&G Foods, Inc., 8.00%, 09/15/28 (b)		113	118,655
Chobani LLC/Chobani Finance Corp., Inc. (b)(h)
7.50%, 04/15/25		1,330	1,323,350
4.63%, 11/15/28		608	568,364
Darling Global Finance BV, 3.63%, 05/15/26 (e)	EUR	120	130,701
Darling Ingredients, Inc., 6.00%, 06/15/30 (b)(h)	USD	434	434,321
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29 (b)		129	111,608

			3,347,315

Gas Utilities (b) — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp., 9.38%, 06/01/28 (h)		298	307,738
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31		91	82,499

			390,237

Ground Transportation — 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.00%, 02/15/31 (b)		235	234,677
GN Bondco LLC, 9.50%, 10/15/31 (b)(h)		366	357,322
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34 (b)(h)		1,333	1,313,954
RXO, Inc., 7.50%, 11/15/27 (b)(h)		85	87,708
Uber Technologies, Inc.
0.00%, 12/15/25 (l)(m)		916	931,443
8.00%, 11/01/26 (b)(h)		334	340,196
7.50%, 09/15/27 (b)(h)		475	491,924
6.25%, 01/15/28 (b)(h)		384	384,963
4.50%, 08/15/29 (b)(h)		1,070	1,020,744
Union Pacific Corp., 3.20%, 05/20/41 (h)		600	479,755

			5,642,686

Health Care Equipment & Supplies — 1.0%
Avantor Funding, Inc.
2.63%, 11/01/25 (e)	EUR	100	107,829
4.63%, 07/15/28 (b)(h)	USD	675	652,375
3.88%, 11/01/29 (b)		209	189,797
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28 (b)(h)		1,461	1,541,267
Garden Spinco Corp., 8.63%, 07/20/30 (b)		199	212,559
Medline Borrower LP (b)(h)
3.88%, 04/01/29		688	622,051
5.25%, 10/01/29		1,588	1,496,811

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Teleflex, Inc.
4.63%, 11/15/27	USD	80	$77,765
4.25%, 06/01/28 (b)(h)		331	313,717

			5,214,171

Health Care Providers & Services — 3.2%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28 (b)		115	113,258
AHP Health Partners, Inc., 5.75%, 07/15/29 (b)(h)		345	300,261
Catalent Pharma Solutions, Inc. (b)
5.00%, 07/15/27 (h)		627	605,790
3.13%, 02/15/29 (h)		249	217,905
3.50%, 04/01/30		107	93,083
Charles River Laboratories International, Inc. (b)
4.25%, 05/01/28		159	151,347
4.00%, 03/15/31		42	37,942
CHS/Community Health Systems, Inc. (b)
5.63%, 03/15/27		185	171,890
6.00%, 01/15/29 (h)		631	567,982
5.25%, 05/15/30 (h)		750	627,260
4.75%, 02/15/31 (h)		567	445,739
Elevance Health, Inc., 3.65%, 12/01/27 (h)		1,000	969,984
Encompass Health Corp.
4.50%, 02/01/28		15	14,351
4.75%, 02/01/30 (h)		299	281,577
4.63%, 04/01/31		237	218,083
Ephios Subco 3 SARL, 7.88%, 01/31/31 (e)	EUR	100	114,102
Fortrea Holdings, Inc., 7.50%, 07/01/30 (b)(h)	USD	196	201,287
HCA, Inc., 5.50%, 06/15/47 (h)		650	625,767
HealthEquity, Inc., 4.50%, 10/01/29 (b)(h)		782	726,094
IQVIA, Inc. (b)
5.00%, 10/15/26 (h)		463	458,577
5.00%, 05/15/27 (h)		437	428,891
6.25%, 02/01/29 (h)		402	419,667
6.50%, 05/15/30		211	216,298
Legacy LifePoint Health LLC, 4.38%, 02/15/27 (b)		253	233,579
LifePoint Health, Inc. (b)(h)
9.88%, 08/15/30		345	348,654
11.00%, 10/15/30		397	418,101
ModivCare, Inc., 5.88%, 11/15/25 (b)(h)		422	416,725
Molina Healthcare, Inc. (b)
4.38%, 06/15/28		46	43,506
3.88%, 11/15/30		80	71,912
3.88%, 05/15/32 (h)		141	123,201
Prime Healthcare Services, Inc., 7.25%, 11/01/25 (b)		48	46,800
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26 (b)		88	87,303
Star Parent, Inc., 9.00%, 10/01/30 (b)(h)		886	933,714
Surgery Center Holdings, Inc. (b)(h)
6.75%, 07/01/25		305	303,856
10.00%, 04/15/27		621	627,210
Tenet Healthcare Corp.
4.88%, 01/01/26 (h)		1,077	1,064,865
6.25%, 02/01/27 (h)		133	133,652
5.13%, 11/01/27 (h)		216	211,151
4.63%, 06/15/28		81	77,299
6.13%, 10/01/28 (h)		352	351,004
6.13%, 06/15/30		250	252,772
6.75%, 05/15/31 (b)(h)		896	915,757
UnitedHealth Group, Inc., 3.75%, 07/15/25 (h)		1,470	1,448,758

			16,116,954

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care REITs — 0.5%
Healthpeak OP LLC, 2.88%, 01/15/31 (h)	USD	1,000	$867,951
MPT Operating Partnership LP/MPT Finance Corp.
2.50%, 03/24/26	GBP	339	350,473
4.63%, 08/01/29	USD	185	133,026
3.50%, 03/15/31 (h)		910	568,957
Ventas Realty LP, 4.13%, 01/15/26 (h)		650	633,671

			2,554,078

Health Care Technology — 0.4%
AthenaHealth Group, Inc., 6.50%, 02/15/30 (b)(h)		2,138	1,939,546

Hotel & Resort REITs (h) — 0.5%
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		751	725,380
7.25%, 07/15/28 (b)		327	339,978
4.50%, 02/15/29 (b)		302	280,872
Service Properties Trust
7.50%, 09/15/25		165	166,834
8.63%, 11/15/31 (b)		1,144	1,198,263

			2,711,327

Hotels, Restaurants & Leisure — 5.4%
Boyd Gaming Corp. (h)
4.75%, 12/01/27		133	127,959
4.75%, 06/15/31 (b)		366	335,924
Boyne USA, Inc., 4.75%, 05/15/29 (b)(h)		363	341,363
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc. (b)
3.88%, 01/15/28 (h)		208	196,502
4.38%, 01/15/28 (h)		134	127,981
4.00%, 10/15/30		212	190,143
Caesars Entertainment, Inc. (b)(h)
6.25%, 07/01/25		760	762,066
8.13%, 07/01/27		1,703	1,745,744
4.63%, 10/15/29		246	221,894
7.00%, 02/15/30		1,527	1,565,842
Carnival Corp.
7.63%, 03/01/26 (b)(h)		152	154,748
7.63%, 03/01/26 (e)	EUR	100	111,941
5.75%, 03/01/27 (b)(h)	USD	1,001	976,409
4.00%, 08/01/28 (b)(h)		357	331,916
6.00%, 05/01/29 (b)(h)		689	662,960
7.00%, 08/15/29 (b)		166	173,324
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (b)(h)		2,621	2,852,746
Churchill Downs, Inc. (b)
5.50%, 04/01/27 (h)		695	687,709
4.75%, 01/15/28		137	131,300
5.75%, 04/01/30 (h)		929	905,767
6.75%, 05/01/31 (h)		389	394,810
Cirsa Finance International SARL, (3-mo. EURIBOR + 4.50%), 8.45%, 07/31/28 (a)(e)	EUR	100	111,629
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (b)
4.63%, 01/15/29 (h)	USD	570	517,201
6.75%, 01/15/30		68	59,704
Hilton Domestic Operating Co., Inc.
5.75%, 05/01/28 (b)(h)		200	200,076
3.75%, 05/01/29 (b)		146	135,361
4.88%, 01/15/30 (h)		537	520,437
4.00%, 05/01/31 (b)		189	173,110
3.63%, 02/15/32 (b)		4	3,491
Life Time, Inc. (b)(h)
5.75%, 01/15/26		340	337,555

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Life Time, Inc. (b)(h) (continued)
8.00%, 04/15/26	USD	257	$259,337
Light & Wonder International, Inc. (b)
7.00%, 05/15/28		174	175,771
7.25%, 11/15/29 (h)		51	52,219
7.50%, 09/01/31		207	215,913
Lindblad Expeditions Holdings, Inc., 9.00%, 05/15/28 (b)		246	254,355
Lindblad Expeditions LLC, 6.75%, 02/15/27 (b)(h)		305	303,475
Lottomatica SpA, (3-mo. EURIBOR + 4.00%), 7.93%, 12/15/30 (a)(e)	EUR	100	111,497
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (b)(h)	USD	400	388,375
5.38%, 12/04/29 (b)(h)		800	704,000
5.38%, 12/04/29 (e)		250	220,000
Merlin Entertainments Ltd., 5.75%, 06/15/26 (b)(h)		600	593,859
MGM China Holdings Ltd.
5.88%, 05/15/26 (e)		250	243,750
4.75%, 02/01/27 (b)(h)		200	189,750
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29 (b)		146	135,780
NCL Corp. Ltd. (b)
5.88%, 03/15/26 (h)		333	325,394
8.38%, 02/01/28 (h)		132	139,774
8.13%, 01/15/29		121	126,394
7.75%, 02/15/29		77	77,466
NCL Finance Ltd., 6.13%, 03/15/28 (b)(h)		261	249,838
Ontario Gaming GTA LP, 8.00%, 08/01/30 (b)		161	166,031
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (b)
5.63%, 09/01/29		116	92,800
5.88%, 09/01/31		116	90,480
Raising Cane’s Restaurants LLC, 9.38%, 05/01/29 (b)		141	150,473
Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, 11/01/26 (b)		177	168,709
Royal Caribbean Cruises Ltd. (b)
4.25%, 07/01/26		72	69,543
5.50%, 08/31/26		136	134,660
5.38%, 07/15/27 (h)		134	132,649
11.63%, 08/15/27		42	45,703
5.50%, 04/01/28 (h)		118	116,497
8.25%, 01/15/29		191	202,355
9.25%, 01/15/29 (h)		190	204,368
7.25%, 01/15/30 (h)		286	298,693
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, 03/01/30 (b)(h)		232	219,340
Six Flags Entertainment Corp., 7.25%, 05/15/31 (b)(h)		911	913,806
Six Flags Theme Parks, Inc., 7.00%, 07/01/25 (b)		185	185,801
Station Casinos LLC, 4.63%, 12/01/31 (b)(h)		277	249,764
Vail Resorts, Inc., 6.25%, 05/15/25 (b)		137	136,315
Viking Cruises Ltd. (b)
5.88%, 09/15/27 (h)		236	227,740
7.00%, 02/15/29		51	50,562
9.13%, 07/15/31 (h)		729	776,820
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29 (b)		162	157,950
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28 (b)		158	147,754
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27 (b)(h)		192	186,836

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Wynn Macau Ltd. (h)
5.50%, 01/15/26 (e)	USD	347	$337,458
5.63%, 08/26/28 (b)		600	554,437
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. (b)(h)
5.13%, 10/01/29		773	729,547
7.13%, 02/15/31		392	408,237
Yum! Brands, Inc., 4.75%, 01/15/30 (b)		167	161,876

			27,141,763

Household Durables — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co. (b)
4.63%, 04/01/30		145	129,890
Series B, 4.63%, 08/01/29		100	88,925
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (b)
5.00%, 06/15/29		208	184,631
4.88%, 02/15/30 (h)		364	320,111
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25 (b)(h)		253	250,303
Dream Finders Homes, Inc., 8.25%, 08/15/28 (b)		115	121,533
LGI Homes, Inc., 8.75%, 12/15/28 (b)		89	94,674
Mattamy Group Corp., 4.63%, 03/01/30 (b)(h)		199	184,424
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (b)(h)		671	482,281
Taylor Morrison Communities, Inc. (b)
5.88%, 06/15/27		255	256,275
5.13%, 08/01/30		54	52,239
Tempur Sealy International, Inc. (b)
4.00%, 04/15/29		204	184,251
3.88%, 10/15/31		48	40,581
Tri Pointe Group, Inc./Tri Pointe Homes, Inc., 5.88%, 06/15/24		11	11,000
Tri Pointe Homes, Inc., 5.25%, 06/01/27		15	14,737

			2,415,855

Household Products — 0.1%
Berkline Benchcraft LLC, 0.00%, 05/03/12 (d)(f)(i)		200	—
Central Garden & Pet Co.
5.13%, 02/01/28		15	14,574
4.13%, 10/15/30 (h)		194	176,450
Spectrum Brands, Inc. (b)
5.00%, 10/01/29		141	134,532
5.50%, 07/15/30		154	149,437

			474,993

Independent Power and Renewable Electricity Producers — 0.7%
Alexander Funding Trust II, 7.47%, 07/31/28 (b)(h)		170	178,506
Calpine Corp. (b)
5.25%, 06/01/26		221	218,064
5.13%, 03/15/28 (h)		1,060	1,016,305
4.63%, 02/01/29 (h)		106	98,456
5.00%, 02/01/31		91	83,421
Clearway Energy Operating LLC (b)(h)
4.75%, 03/15/28		336	323,707
3.75%, 01/15/32		307	266,699
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26 (e)		200	194,250
NextEra Energy Partners LP (b)(l)
0.00%, 11/15/25 (m)		199	173,826
2.50%, 06/15/26		199	178,304

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
NRG Energy, Inc. (h)
6.63%, 01/15/27	USD	720	$721,549
7.00%, 03/15/33 (b)		205	216,676

			3,669,763

Insurance — 2.7%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29 (b)		136	123,576
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (b)
4.25%, 10/15/27 (h)		1,317	1,265,703
6.75%, 10/15/27 (h)		2,364	2,355,643
6.75%, 04/15/28 (h)		624	638,371
5.88%, 11/01/29 (h)		1,103	1,045,084
7.00%, 01/15/31		504	531,652
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (h)		360	350,510
AmWINS Group, Inc., 4.88%, 06/30/29 (b)(h)		320	292,235
GTCR AP Finance, Inc., 8.00%, 05/15/27 (b)(h)		304	307,056
HUB International Ltd. (b)(h)
7.00%, 05/01/26		1,151	1,155,449
7.25%, 06/15/30		1,714	1,810,378
Jones Deslauriers Insurance Management, Inc. (b)
8.50%, 03/15/30 (h)		543	570,220
10.50%, 12/15/30		256	269,799
NFP Corp. (b)
4.88%, 08/15/28 (h)		519	513,626
6.88%, 08/15/28 (h)		1,283	1,304,299
7.50%, 10/01/30 (h)		105	111,751
8.50%, 10/01/31		189	204,857
Ryan Specialty LLC, 4.38%, 02/01/30 (b)		183	169,732
USI, Inc., 7.50%, 01/15/32 (b)		465	476,067

			13,496,008

Interactive Media & Services — 0.2%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28 (b)(h)		403	328,445
Arches Buyer, Inc., 4.25%, 06/01/28 (b)		110	99,620
iliad SA (e)
5.38%, 06/14/27	EUR	100	113,155
5.63%, 02/15/30		100	114,082
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 4.75%, 04/30/27 (b)(h)	USD	279	266,445

			921,747

Internet Software & Services (b) — 0.3%
Go Daddy Operating Co. LLC/GD Finance Co., Inc.
5.25%, 12/01/27 (h)		303	296,912
3.50%, 03/01/29		204	184,762
ION Trading Technologies SARL, 5.75%, 05/15/28		200	176,426
Match Group Holdings II LLC
4.63%, 06/01/28		157	150,328
5.63%, 02/15/29 (h)		177	171,911
4.13%, 08/01/30		198	179,667
3.63%, 10/01/31 (h)		153	132,195

			1,292,201

IT Services — 1.1%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (b)		150	130,688
CA Magnum Holdings, 5.38%, 10/31/26 (b)(h)		382	355,260
Camelot Finance SA, 4.50%, 11/01/26 (b)(h)		624	609,286
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29 (b)(h)		582	607,468

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29 (b)(h)	USD	578	$589,478
Dun & Bradstreet Corp., 5.00%, 12/15/29 (b)(h)		654	610,064
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28 (e)	EUR	100	117,844
Fair Isaac Corp., 4.00%, 06/15/28 (b)(h)	USD	450	425,862
Gartner, Inc. (b)
4.50%, 07/01/28		11	10,432
3.63%, 06/15/29		57	51,447
3.75%, 10/01/30		87	76,905
KBR, Inc., 4.75%, 09/30/28 (b)		235	217,787
La Financiere Atalian SASU, 5.13%, 05/15/25 (e)	EUR	100	80,809
Presidio Holdings, Inc., 4.88%, 02/01/27 (b)	USD	47	46,074
Science Applications International Corp., 4.88%, 04/01/28 (b)(h)		289	275,273
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (b)		163	163,308
Twilio, Inc.
3.63%, 03/15/29		142	129,545
3.88%, 03/15/31 (h)		319	284,071
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (b)(h)		676	613,129

			5,394,730

Leisure Products — 0.1%
Acushnet Co., 7.38%, 10/15/28 (b)		87	90,766
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (b)		178	153,280
Mattel, Inc. (h)
6.20%, 10/01/40		219	211,832
5.45%, 11/01/41		172	154,903

			610,781

Machinery — 1.5%
ATS Corp., 4.13%, 12/15/28 (b)		108	99,330
Chart Industries, Inc. (b)
7.50%, 01/01/30 (h)		675	705,542
9.50%, 01/01/31		92	99,928
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (b)(h)		416	413,920
GrafTech Global Enterprises, Inc., 9.88%, 12/15/28 (b)(h)		145	111,831
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25 (b)(h)(k)		240	238,948
Loxam SAS, 6.38%, 05/31/29 (e)	EUR	100	114,259
Madison IAQ LLC, 5.88%, 06/30/29 (b)(h)	USD	836	736,586
OT Merger Corp., 7.88%, 10/15/29 (b)		115	68,885
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29 (b)		122	112,903
Terex Corp., 5.00%, 05/15/29 (b)(h)		333	313,853
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26 (b)(h)		928	933,846
TK Elevator Holdco GmbH
6.63%, 07/15/28 (e)	EUR	129	130,722
7.63%, 07/15/28 (b)(h)	USD	400	392,916
TK Elevator Midco GmbH, 4.38%, 07/15/27 (e)	EUR	311	331,930
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27 (b)(h)	USD	1,833	1,800,660
Vertiv Group Corp., 4.13%, 11/15/28 (b)(h)		992	930,714

			7,536,773

Marine Transportation — 0.0%
Danaos Corp., 8.50%, 03/01/28 (b)		100	101,500

Media — 5.7%
Altice Financing SA, 5.75%, 08/15/29 (b)(h)		1,124	997,447

Security		Par (000)	Value

Media (continued)
AMC Networks, Inc., 4.75%, 08/01/25	USD	189	$184,050
Cable One, Inc.
0.00%, 03/15/26 (l)(m)		88	74,668
1.13%, 03/15/28 (h)(l)		620	469,650
4.00%, 11/15/30 (b)(h)		231	187,026
CCO Holdings LLC/CCO Holdings Capital Corp. (b)(h)
5.13%, 05/01/27		565	545,886
5.00%, 02/01/28		701	670,705
6.38%, 09/01/29		734	723,843
4.75%, 03/01/30		246	224,786
4.25%, 02/01/31		764	667,683
7.38%, 03/01/31		1,773	1,819,743
4.75%, 02/01/32		168	148,169
4.25%, 01/15/34		346	281,169
Charter Communications Operating LLC/Charter Communications Operating Capital (h)
4.91%, 07/23/25		2,425	2,401,947
5.38%, 05/01/47		425	361,175
Clear Channel International BV, 6.63%, 08/01/25 (b)(h)		584	586,816
Clear Channel Outdoor Holdings, Inc. (b)(h)
5.13%, 08/15/27		653	623,345
7.75%, 04/15/28		330	284,527
9.00%, 09/15/28		1,891	1,973,192
7.50%, 06/01/29		671	557,917
CMG Media Corp., 8.88%, 12/15/27 (b)(h)		315	249,836
CSC Holdings LLC (b)(h)
5.50%, 04/15/27		200	184,859
11.25%, 05/15/28		1,679	1,729,974
6.50%, 02/01/29		865	763,449
4.13%, 12/01/30		330	251,048
4.50%, 11/15/31		269	203,384
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 08/15/27 (b)(h)		513	482,003
Discovery Communications LLC, 3.45%, 03/15/25 (h)		170	165,665
DISH DBS Corp.
7.75%, 07/01/26 (h)		601	418,603
5.25%, 12/01/26 (b)(h)		1,090	933,858
5.75%, 12/01/28 (b)		71	56,630
DISH Network Corp., 11.75%, 11/15/27 (b)(h)		916	956,173
GCI LLC, 4.75%, 10/15/28 (b)		107	98,171
Gray Television, Inc. (b)(h)
5.88%, 07/15/26		158	153,688
7.00%, 05/15/27		225	213,863
Interpublic Group of Cos., Inc., 5.40%, 10/01/48 (h)		200	189,260
Lamar Media Corp., 4.00%, 02/15/30		40	36,660
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (b)(h)		560	548,498
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (b)		177	172,524
Nexstar Media, Inc., 5.63%, 07/15/27 (b)		79	76,389
Outfront Media Capital LLC/Outfront Media Capital Corp. (b)
5.00%, 08/15/27 (h)		558	539,361
4.25%, 01/15/29 (h)		310	279,735
4.63%, 03/15/30		107	95,390
7.38%, 02/15/31 (h)		295	309,791
Radiate Holdco LLC/Radiate Finance, Inc. (b)(h)
4.50%, 09/15/26		894	681,857
6.50%, 09/15/28		1,118	547,803

86	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Sinclair Television Group, Inc., 4.13%, 12/01/30 (b)	USD	51	$35,955
Sirius XM Radio, Inc. (b)
3.13%, 09/01/26 (h)		535	502,724
5.00%, 08/01/27 (h)		860	830,754
4.00%, 07/15/28		97	89,710
Stagwell Global LLC, 5.63%, 08/15/29 (b)(h)		101	92,897
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25 (e)(k)	EUR	124	135,757
TEGNA, Inc., 4.75%, 03/15/26 (b)	USD	45	43,769
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28 (b)		200	187,000
Univision Communications, Inc. (b)
6.63%, 06/01/27		188	187,487
8.00%, 08/15/28 (h)		562	579,770
7.38%, 06/30/30 (h)		174	173,501
UPC Broadband Finco BV, 4.88%, 07/15/31 (b)(h)		449	395,169
Videotron Ltd., 3.63%, 06/15/29 (b)		84	76,233
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (b)(h)		754	708,156
VZ Secured Financing BV, 3.50%, 01/15/32 (e)	EUR	100	97,216
Ziggo Bond Co. BV (b)
6.00%, 01/15/27 (h)	USD	199	193,679
5.13%, 02/28/30		225	188,182
Ziggo BV, 4.88%, 01/15/30 (b)		200	178,397

			28,818,572

Metals & Mining — 2.0%
ABJA Investment Co. Pte. Ltd., 5.95%, 07/31/24 (e)		250	248,828
Amsted Industries, Inc., 5.63%, 07/01/27 (b)		156	155,441
Arsenal AIC Parent LLC, 8.00%, 10/01/30 (b)		186	194,065
ATI, Inc.
5.88%, 12/01/27		171	168,512
4.88%, 10/01/29		101	94,128
7.25%, 08/15/30 (h)		525	546,206
5.13%, 10/01/31 (h)		273	253,210
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (b)(h)		1,109	1,130,714
Carpenter Technology Corp.
6.38%, 07/15/28		81	80,696
7.63%, 03/15/30 (h)		367	378,443
Constellium SE
4.25%, 02/15/26 (e)	EUR	100	109,706
5.88%, 02/15/26 (b)(h)	USD	588	584,346
5.63%, 06/15/28 (b)(h)		500	487,962
3.75%, 04/15/29 (b)(h)		756	685,965
First Quantum Minerals Ltd., 8.63%, 06/01/31 (b)(h)		331	278,642
JSW Steel Ltd., 5.95%, 04/18/24 (e)		200	199,162
Kaiser Aluminum Corp. (b)(h)
4.63%, 03/01/28		163	150,747
4.50%, 06/01/31		573	493,942
New Gold, Inc., 7.50%, 07/15/27 (b)(h)		585	590,190
Novelis Corp. (b)(h)
3.25%, 11/15/26		868	817,134
4.75%, 01/30/30		988	929,163
3.88%, 08/15/31		1,030	907,671
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29 (e)	EUR	200	208,207
Vedanta Resources Finance II PLC, 13.88%, 01/21/24 (e)	USD	200	177,108

			9,870,188

Mortgage Real Estate Investment Trusts (REITs) (b) — 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 10/01/25		43	42,418

Security		Par (000)	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (continued)
4.25%, 02/01/27	USD	170	$160,178
4.75%, 06/15/29		67	60,413

			263,009

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc., 4.00%, 02/01/50 (h)		450	355,518
Highwoods Realty LP, 7.65%, 02/01/34		55	59,334

			414,852

Oil, Gas & Consumable Fuels — 9.1%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (b)(h)		604	607,020
Antero Midstream Partners LP/Antero Midstream Finance Corp. (b)
5.75%, 03/01/27 (h)		298	295,687
5.75%, 01/15/28		59	58,412
5.38%, 06/15/29		206	198,042
Apache Corp., 5.35%, 07/01/49		119	98,943
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (b)
9.00%, 11/01/27 (h)		552	695,520
8.25%, 12/31/28 (h)		880	885,114
Series B, 5.88%, 06/30/29		134	124,667
Baytex Energy Corp., 8.50%, 04/30/30 (b)		193	199,738
Buckeye Partners LP
4.13%, 03/01/25 (b)		262	253,968
5.85%, 11/15/43		145	117,464
5.60%, 10/15/44		86	66,171
Callon Petroleum Co.
6.38%, 07/01/26		162	161,231
8.00%, 08/01/28 (b)(h)		909	928,337
7.50%, 06/15/30 (b)(h)		555	559,729
Chesapeake Energy Corp. (b)
5.88%, 02/01/29		41	40,178
6.75%, 04/15/29 (h)		436	440,056
CITGO Petroleum Corp., 8.38%, 01/15/29 (b)(h)		509	523,420
Civitas Resources, Inc. (b)(h)
8.38%, 07/01/28		814	849,771
8.63%, 11/01/30		411	435,957
8.75%, 07/01/31		797	848,444
CNX Midstream Partners LP, 4.75%, 04/15/30 (b)		96	86,206
CNX Resources Corp., 7.38%, 01/15/31 (b)		97	97,673
Comstock Resources, Inc. (b)(h)
6.75%, 03/01/29		509	465,484
5.88%, 01/15/30		595	516,044
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (b)(h)		1,617	1,532,276
Crescent Energy Finance LLC (b)(h)
7.25%, 05/01/26		708	712,365
9.25%, 02/15/28		597	619,429
CrownRock LP/CrownRock Finance, Inc., 5.00%, 05/01/29 (b)		59	57,525
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30 (b)		221	225,995
DT Midstream, Inc. (b)(h)
4.13%, 06/15/29		328	301,755
4.38%, 06/15/31		418	377,050
Ecopetrol SA, 8.88%, 01/13/33		122	132,256
Enbridge, Inc. (a)
(3-mo. CME Term SOFR + 3.90%), 6.25%, 03/01/78 (h)		1,565	1,446,590

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc. (a) (continued)
(5-year CMT + 4.43%), 8.50%, 01/15/84	USD	194	$206,347
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 01/30/28 (b)(h)		386	386,364
Energean Israel Finance Ltd., 8.50%, 09/30/33 (b)(e)		38	36,176
Energy Transfer LP
3.90%, 07/15/26 (h)		235	228,387
6.00%, 02/01/29 (b)(h)		140	141,258
7.38%, 02/01/31 (b)		96	100,890
Series H, (5-year CMT + 5.69%), 6.50% (a)(h)(j)		456	433,328
EnLink Midstream LLC (h)
5.63%, 01/15/28 (b)		310	306,492
5.38%, 06/01/29		253	247,549
6.50%, 09/01/30 (b)		189	192,964
EnLink Midstream Partners LP
4.85%, 07/15/26		63	61,721
5.60%, 04/01/44		205	178,416
EQM Midstream Partners LP
6.00%, 07/01/25 (b)		94	93,957
4.13%, 12/01/26		100	96,588
6.50%, 07/01/27 (b)(h)		187	190,409
4.50%, 01/15/29 (b)		21	19,839
7.50%, 06/01/30 (b)		84	90,302
4.75%, 01/15/31 (b)(h)		506	470,908
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27 (b)		33	34,232
Genesis Energy LP/Genesis Energy Finance Corp.
7.75%, 02/01/28 (h)		164	164,572
8.25%, 01/15/29		181	186,257
8.88%, 04/15/30		186	192,324
Gulfport Energy Corp., 8.00%, 05/17/26 (b)		37	37,401
Harvest Midstream I LP, 7.50%, 09/01/28 (b)		60	59,645
Hess Corp., 4.30%, 04/01/27		50	49,470
Hess Midstream Operations LP, 4.25%, 02/15/30 (b)(h)		240	220,800
Hilcorp Energy I LP/Hilcorp Finance Co. (b)
6.25%, 11/01/28		145	144,441
5.75%, 02/01/29		212	204,727
6.00%, 04/15/30		21	20,366
8.38%, 11/01/33 (h)		618	654,734
Howard Midstream Energy Partners LLC, 8.88%, 07/15/28 (b)		263	276,035
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26 (e)(h)		200	193,187
Impulsora Pipeline LLC, 6.05%, 01/01/43 (d)		1,327	1,127,151
ITT Holdings LLC, 6.50%, 08/01/29 (b)(h)		343	303,432
Kinetik Holdings LP (b)
6.63%, 12/15/28		92	93,731
5.88%, 06/15/30 (h)		309	303,145
Leviathan Bond Ltd., 6.75%, 06/30/30 (b)(e)		15	13,898
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (b)		32	31,200
Matador Resources Co. (h)
5.88%, 09/15/26		436	432,380
6.88%, 04/15/28 (b)		326	330,667
Medco Bell Pte. Ltd., 6.38%, 01/30/27 (e)		250	239,687
MPLX LP, 4.25%, 12/01/27 (h)		185	180,982
Murphy Oil Corp.
5.88%, 12/01/27		36	35,817
5.88%, 12/01/42		29	25,622
Murphy Oil USA, Inc., 4.75%, 09/15/29		146	138,335
Nabors Industries Ltd. (b)
7.25%, 01/15/26		199	191,281
7.50%, 01/15/28		234	202,351

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Nabors Industries, Inc.
5.75%, 02/01/25 (h)	USD	880	$879,707
7.38%, 05/15/27 (b)		47	46,045
9.13%, 01/31/30 (b)(h)		276	277,121
New Fortress Energy, Inc., 6.75%, 09/15/25 (b)(h)		475	471,210
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (b)(h)		332	335,323
Noble Finance II LLC, 8.00%, 04/15/30 (b)(h)		310	322,571
Northern Oil and Gas, Inc. (b)(h)
8.13%, 03/01/28		1,139	1,153,237
8.75%, 06/15/31		314	327,062
NuStar Logistics LP
6.00%, 06/01/26		163	162,713
6.38%, 10/01/30		25	25,044
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/30 (b)		222	226,085
Permian Resources Operating LLC (b)
5.38%, 01/15/26		52	51,308
7.75%, 02/15/26 (h)		607	617,519
6.88%, 04/01/27		143	142,902
8.00%, 04/15/27 (h)		272	281,949
5.88%, 07/01/29 (h)		411	400,708
9.88%, 07/15/31 (h)		309	343,376
7.00%, 01/15/32		329	339,420
Petroleos Mexicanos
4.25%, 01/15/25		37	35,867
6.50%, 03/13/27		85	78,997
8.75%, 06/02/29		130	125,045
5.95%, 01/28/31 (h)		158	125,373
6.70%, 02/16/32		48	39,720
Precision Drilling Corp., 6.88%, 01/15/29 (b)		12	11,572
Rockcliff Energy II LLC, 5.50%, 10/15/29 (b)(h)		331	312,832
Rockies Express Pipeline LLC, 4.95%, 07/15/29 (b)		51	48,765
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28 (b)(h)		389	403,090
SM Energy Co.
6.75%, 09/15/26 (h)		202	201,474
6.63%, 01/15/27		21	20,881
6.50%, 07/15/28 (h)		143	143,066
Southwestern Energy Co.
5.70%, 01/23/25		18	17,928
5.38%, 02/01/29		252	245,925
4.75%, 02/01/32		5	4,626
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		63	63,054
5.88%, 03/15/28		124	123,835
7.00%, 09/15/28 (b)		192	198,100
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (b)
7.50%, 10/01/25		13	13,065
6.00%, 03/01/27		41	40,093
5.50%, 01/15/28		108	102,061
6.00%, 12/31/30		3	2,789
6.00%, 09/01/31		131	121,166
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28		280	271,240
Transocean Aquila Ltd., 8.00%, 09/30/28 (b)		129	130,931
Transocean Titan Financing Ltd., 8.38%, 02/01/28 (b)(h)		175	181,560
Transocean, Inc. (b)(h)
7.50%, 01/15/26		572	561,968
11.50%, 01/30/27		569	594,605
8.00%, 02/01/27		396	386,100

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Transocean, Inc. (b)(h) (continued)
8.75%, 02/15/30	USD	923	$964,732
Valaris Ltd., 8.38%, 04/30/30 (b)(h)		778	797,092
Venture Global Calcasieu Pass LLC (b)
3.88%, 08/15/29 (h)		802	727,654
4.13%, 08/15/31		9	7,929
3.88%, 11/01/33 (h)		731	619,485
Venture Global LNG, Inc. (b)(h)
8.13%, 06/01/28		799	806,908
9.50%, 02/01/29		2,303	2,436,959
8.38%, 06/01/31		1,395	1,394,278
9.88%, 02/01/32		1,104	1,149,969
Vermilion Energy, Inc., 6.88%, 05/01/30 (b)		159	152,647
Vital Energy, Inc.
10.13%, 01/15/28		272	279,496
9.75%, 10/15/30 (h)		327	338,991
Western Midstream Operating LP
5.45%, 04/01/44 (h)		209	189,209
5.30%, 03/01/48 (h)		199	173,175
5.50%, 08/15/48		99	88,289
5.25%, 02/01/50 (h)		413	370,280

			46,034,403

Passenger Airlines — 0.8%
Air Canada, 3.88%, 08/15/26 (b)(h)		464	443,301
American Airlines, Inc., 8.50%, 05/15/29 (b)(h)		459	484,704
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (b)
5.50%, 04/20/26		163	161,459
5.75%, 04/20/29		890	867,461
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27 (b)(h)		529	530,787
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (b)		161	115,786
United Airlines Pass-Through Trust, Series 2020-1, Class B, 4.88%, 07/15/27 (h)		30	29,446
United Airlines, Inc. (b)(h)
4.38%, 04/15/26		514	500,844
4.63%, 04/15/29		690	645,312
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 7.88%, 05/01/27 (b)		127	109,231

			3,888,331

Personal Care Products — 0.0%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.63%, 07/15/30 (b)(h)		259	266,073

Pharmaceuticals — 1.0%
1375209 BC Ltd., 9.00%, 01/30/28 (b)		271	264,252
AbbVie, Inc., 4.25%, 11/14/28 (h)		1,000	994,705
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28 (e)	EUR	100	107,380
CVS Health Corp., 3.75%, 04/01/30 (h)	USD	1,000	940,703
Gruenenthal GmbH, 4.13%, 05/15/28 (e)	EUR	100	108,991
Jazz Securities DAC, 4.38%, 01/15/29 (b)(h)	USD	200	186,283
Option Care Health, Inc., 4.38%, 10/31/29 (b)(h)		245	221,421
Organon & Co./Organon Foreign Debt Co-Issuer BV (b)(h)
4.13%, 04/30/28		428	393,958
5.13%, 04/30/31		200	170,969
PRA Health Sciences, Inc., 2.88%, 07/15/26 (b)(h)		284	265,380
Teva Pharmaceutical Finance Netherlands II BV, 7.38%, 09/15/29	EUR	100	120,574
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26 (h)	USD	570	526,894

Security		Par (000)	Value

Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV (continued)
4.75%, 05/09/27 (h)	USD	400	$383,684
7.88%, 09/15/29		200	214,616
8.13%, 09/15/31 (h)		200	217,356

			5,117,166

Professional Services — 0.2%
CoreLogic, Inc., 4.50%, 05/01/28 (b)(h)		962	842,722

Real Estate Management & Development — 0.3%
Agps Bondco PLC (e)(f)(i)
5.50%, 11/13/26	EUR	100	38,086
5.00%, 01/14/29		100	35,216
Anywhere Real Estate Group LLC/Anywhere Co.- Issuer Corp.
7.00%, 04/15/30 (h)	USD	271	250,098
7.00%, 04/15/30 (b)		236	217,509
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/31 (b)		181	191,818
Fantasia Holdings Group Co. Ltd. (e)(f)(i)
11.75%, 04/17/22		400	9,000
11.88%, 06/01/23		200	4,500
9.25%, 07/28/23		200	4,500
9.88%, 10/19/23		200	4,500
Howard Hughes Corp. (b)
5.38%, 08/01/28		65	62,473
4.13%, 02/01/29		149	132,865
4.38%, 02/01/31		100	86,725
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.75%, 01/15/29 (b)		8	6,217
Theta Capital Pte. Ltd., 8.13%, 01/22/25 (e)		200	177,772
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24 (e)		200	190,686

			1,411,965

Retail REITs — 0.0%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27 (b)		160	144,000

Semiconductors & Semiconductor Equipment — 1.2%
ams-OSRAM AG, 10.50%, 03/30/29 (e)	EUR	100	119,751
Broadcom, Inc., 4.11%, 09/15/28 (h)	USD	1,594	1,556,294
Entegris Escrow Corp., 4.75%, 04/15/29 (b)(h)		2,192	2,111,803
Entegris, Inc., 4.38%, 04/15/28 (b)		169	160,830
NCR Atleos Corp., 9.50%, 04/01/29 (b)		250	265,624
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25		33	31,801
QUALCOMM, Inc., 1.65%, 05/20/32 (h)		1,779	1,450,979
Synaptics, Inc., 4.00%, 06/15/29 (b)		172	154,282

			5,851,364

Software — 2.8%
ACI Worldwide, Inc., 5.75%, 08/15/26 (b)(h)		444	441,023
Alteryx, Inc., 8.75%, 03/15/28 (b)(h)		276	293,767
Boxer Parent Co., Inc.
6.50%, 10/02/25 (e)	EUR	100	109,975
7.13%, 10/02/25 (b)(h)	USD	398	400,133
9.13%, 03/01/26 (b)(h)		803	801,235
Capstone Borrower, Inc., 8.00%, 06/15/30 (b)(h)		304	316,269
Clarivate Science Holdings Corp. (b)(h)
3.88%, 07/01/28		757	713,771
4.88%, 07/01/29		992	930,827
Cloud Software Group, Inc. (b)(h)
6.50%, 03/31/29		3,798	3,617,370

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Cloud Software Group, Inc. (b)(h) (continued)
9.00%, 09/30/29	USD	1,975	$1,877,145
Consensus Cloud Solutions, Inc. (b)
6.00%, 10/15/26		71	67,510
6.50%, 10/15/28		64	58,052
Crowdstrike Holdings, Inc., 3.00%, 02/15/29		41	37,053
Elastic NV, 4.13%, 07/15/29 (b)(h)		376	345,261
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.63%, 05/01/28 (b)(h)		200	182,452
McAfee Corp., 7.38%, 02/15/30 (b)(h)		761	694,984
MicroStrategy, Inc., 6.13%, 06/15/28 (b)(h)		485	470,518
Open Text Corp., 6.90%, 12/01/27 (b)(h)		849	882,664
Oracle Corp., 3.60%, 04/01/50 (h)		785	581,455
Playtika Holding Corp., 4.25%, 03/15/29 (b)		78	68,059
SS&C Technologies, Inc., 5.50%, 09/30/27 (b)(h)		1,110	1,094,163
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (b)		442	364,902

			14,348,588

Specialized REITs (b) — 0.2%
Iron Mountain, Inc.
7.00%, 02/15/29 (h)		748	768,852
5.63%, 07/15/32		19	17,987

			786,839

Specialty Retail (b)(h) — 0.3%
Arko Corp., 5.13%, 11/15/29		124	107,292
eG Global Finance PLC, 12.00%, 11/30/28		298	317,379
PetSmart, Inc./PetSmart Finance Corp.
4.75%, 02/15/28		343	323,375
7.75%, 02/15/29		587	571,044

			1,319,090

Technology Hardware, Storage & Peripherals (b)(h) — 0.2%
Seagate HDD Cayman
8.25%, 12/15/29		499	538,185
8.50%, 07/15/31		474	514,434

			1,052,619

Textiles, Apparel & Luxury Goods (b) — 0.1%
Crocs, Inc., 4.25%, 03/15/29		25	22,393
Hanesbrands, Inc., 4.88%, 05/15/26 (h)		136	131,187
Kontoor Brands, Inc., 4.13%, 11/15/29		98	88,420
Levi Strauss & Co., 3.50%, 03/01/31		16	13,854
William Carter Co., 5.63%, 03/15/27		160	158,000

			413,854

Transportation Infrastructure — 0.2%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29 (b)		200	198,460
Azzurra Aeroporti SpA, 2.13%, 05/30/24 (e)	EUR	100	109,170
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27 (e)	USD	200	183,070
Heathrow Finance PLC, 4.13%, 09/01/29 (c)(e)	GBP	100	110,098
Transurban Finance Co. Pty. Ltd., 4.13%, 02/02/26 (b)(h)	USD	435	424,973

			1,025,771

Water Utilities — 0.2%
American Water Capital Corp., 4.45%, 06/01/32 (h)		900	895,294

Wireless Telecommunication Services — 1.0%
Altice France SA/France
5.88%, 02/01/27 (e)	EUR	100	98,034
8.13%, 02/01/27 (b)(h)	USD	507	467,368

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Altice France SA/France (continued)
11.50%, 02/01/27 (e)(n)	EUR	100	$110,671
5.50%, 01/15/28 (b)(h)	USD	381	313,782
5.13%, 07/15/29 (b)(h)		702	546,170
5.50%, 10/15/29 (b)(h)		372	291,694
Cellnex Finance Co. SA, 1.25%, 01/15/29 (e)	EUR	100	98,583
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (b)(h)	USD	1,366	1,357,817
Eutelsat SA, 1.50%, 10/13/28 (e)	EUR	100	82,796
Hughes Satellite Systems Corp., 5.25%, 08/01/26	USD	114	100,317
Kenbourne Invest SA, 6.88%, 11/26/24 (b)		275	190,352
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23 (b)(d)(k)		157	25,891
Rogers Communications, Inc., 5.00%, 03/15/44 (h)		545	512,171
Vmed O2 U.K. Financing I PLC
4.00%, 01/31/29 (e)	GBP	100	112,647
4.50%, 07/15/31 (e)		100	109,924
4.75%, 07/15/31 (b)(h)	USD	597	532,886

			4,951,103

Total Corporate Bonds — 74.5% (Cost: $381,055,152)			375,256,086

Floating Rate Loan Interests (a)

Aerospace & Defense — 2.0%
Barnes Group, Inc., Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.46%, 09/03/30		384	385,219
Bleriot U.S. Bidco, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.61%, 10/31/28		440	441,176
Cobham Ultra SeniorCo SARL, USD Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.36%, 08/03/29		383	376,282
Cubic Corp.
Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.90%, 05/25/28		1,621	1,504,952
Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.90%, 05/25/28		329	305,371
Dynasty Acquisition Co., Inc., 2023 Term Loan B1, (1-mo. CME Term SOFR + 4.00%), 9.36%, 08/24/28		1,797	1,800,790
Peraton Corp.
2nd Lien Term Loan B1, (3-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.22%, 02/01/29		453	449,546
Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/01/28		1,829	1,830,980
Setanta Aircraft Leasing DAC, Term Loan B, (3-mo. CME Term SOFR + 2.00%), 7.61%, 11/05/28		591	592,477
Standard Aero Ltd., 2023 Term Loan B2, (1-mo. CME Term SOFR + 4.00%), 9.36%, 08/24/28		770	771,767
TransDigm, Inc.
2023 Term Loan I, (3-mo. CME Term SOFR + 3.25%), 8.60%, 08/24/28		1,086	1,089,732
2023 Term Loan J, (3-mo. CME Term SOFR at 1.00% Floor + 3.25%), 8.60%, 02/14/31		534	536,002

			10,084,294

Air Freight & Logistics — 0.0%
Rand Parent LLC, 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.60%, 03/17/30		160	158,954

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobile Components — 0.4%
Adient U.S. LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.72%, 04/10/28	USD	312	$312,379
Clarios Global LP, 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.11%, 05/06/30		1,218	1,219,470
Tenneco, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR + 5.00%), 10.47%, 11/17/28		574	504,799

			2,036,648

Automobiles — 0.2%
Dealer Tire Financial LLC, Series B, Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.86%, 12/14/27		821	822,791
RVR Dealership Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/08/28		96	82,445

			905,236

Banks — 0.4%
Ascensus Holdings, Inc.
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.50%), 12.18%, 08/02/29		379	363,958
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 08/02/28		1,616	1,610,109

			1,974,067

Beverages — 0.7%
Naked Juice LLC
2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.45%, 01/24/30		911	728,615
Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.70%, 01/24/29		2,196	2,119,434
Triton Water Holdings, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.86%, 03/31/28		641	633,894

			3,481,943

Broadline Retail — 0.7%
New SK Holdco Sub LLC, 2022 PIK Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.85%, 1.50% PIK), 13.71%, 06/30/27 (k)		1,200	1,189,485
PUG LLC
2021 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.72%, 02/12/27 (d)		110	108,385
USD Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27		1,699	1,668,674
Sally Holdings LLC, 2023 CovLite Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.61%, 02/28/30		289	289,629
Woof Holdings, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.36%, 12/21/27		157	126,627

			3,382,800

Building Products — 0.8%
AZZ, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 05/13/29		109	109,736
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.97%, 05/19/28		606	608,433

Security		Par (000)	Value

Building Products (continued)
LBM Acquisition LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 12/17/27	USD	389	$383,737
SRS Distribution, Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		1,801	1,801,870
2022 Incremental Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.96%, 06/02/28		403	402,224
White Cap Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.11%, 10/19/27		932	933,217

			4,239,217

Capital Markets — 1.2%
Aretec Group, Inc., 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 4.50%), 9.96%, 08/09/30		302	301,588
Axalta Coating Systems U.S. Holdings, Inc., 2023 USD Term Loan B4, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.85%, 12/20/29		755	756,890
Azalea Topco, Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 07/24/26		326	321,237
Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 07/24/26		977	965,638
Castlelake Aviation One DAC
2023 Incremental Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.13%, 10/22/27		321	320,962
Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.40%, 10/22/26		1,030	1,030,981
Focus Financial Partners LLC
2021 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 06/30/28		619	618,073
2023 Term Loan B6, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 06/30/28		401	401,496
ION Trading Finance Ltd., 2021 USD Term Loan, (3-mo. CME Term SOFR + 4.75%), 10.20%, 04/03/28		296	295,242
Osaic Holdings, Inc., 2023 Term Loan B, (1-mo.
CME Term SOFR + 4.50%), 9.86%, 08/17/28		924	926,207

			5,938,314

Chemicals — 2.5%
Arc Falcon I, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 09/30/28		582	574,712
Aruba Investments Holdings LLC, 2020 USD Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.46%, 11/24/27		332	326,480
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.32%, 08/27/26		482	461,552
Chemours Co., 2023 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 8.86%, 08/18/28		605	602,672
CPC Acquisition Corp., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.36%, 12/29/27		251	201,372
Derby Buyer LLC, USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.59%, 11/01/30 (d)		1,031	1,031,000

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.38%), 9.77%, 10/04/29	USD	471	$463,605
Ecovyst Catalyst Technologies LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.98%, 06/09/28		660	660,326
Element Solutions, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.36%, 12/18/30 (d)		1,014	1,016,715
HB Fuller Co., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.61%, 02/15/30		316	316,928
Herens U.S. Holdco Corp., USD Term Loan B, (3- mo. CME Term SOFR + 3.93%), 9.37%, 07/03/28		573	517,526
INEOS U.S. Finance LLC, 2023 USD Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.86%, 02/18/30		297	296,510
LSF11 A5 Holdco LLC
2023 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.71%, 10/15/28		147	147,506
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 10/15/28		884	884,559
Lummus Technology Holdings V LLC, 2021 Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 06/30/27		158	158,249
Momentive Performance Materials Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 4.50%), 9.86%, 03/29/28		1,167	1,125,610
Nouryon USA LLC, 2023 USD Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.47%, 04/03/28		470	470,960
Olympus Water U.S. Holding Corp., 2023 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.35%, 11/09/28		475	476,590
OQ Chemicals Corp., 2017 USD Term Loan B2, (3-mo. CME Term SOFR + 3.60%), 9.01%, 10/14/24		826	797,469
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 03/16/27		425	425,484
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.71%, 08/02/28		791	788,684
WR Grace Holdings LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.36%, 09/22/28		814	814,836

			12,559,345

Commercial Services & Supplies — 1.6%
Action Environmental Group, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.88%, 10/24/30 (d)		313	313,770
Albion Financing 3 SARL, USD Term Loan, (3-mo. CME Term SOFR + 5.25%), 10.92%, 08/17/26		916	919,943
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 05/12/28		1,576	1,567,450

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Allied Universal Holdco LLC (continued)
2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.11%, 05/12/28	USD	168	$168,340
Amentum Government Services Holdings LLC, 2022 Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.36%, 02/15/29		323	322,595
PECF USS Intermediate Holding III Corp., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.89%, 12/15/28		527	408,279
Prime Security Services Borrower LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.84%, 10/14/30		448	449,048
Tempo Acquisition LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.11%, 08/31/28		2,261	2,268,819
TruGreen LP, 2020 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.46%, 11/02/27		969	933,742
Viad Corp., Initial Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.47%, 07/30/28		526	522,531

			7,874,517

Communications Equipment — 0.4%
Ciena Corp., 2020 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.36%, 10/24/30		837	838,825
Viasat, Inc.
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 05/30/30		396	387,593
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.86%, 03/02/29		615	601,838

			1,828,256

Construction & Engineering — 0.7%
Brand Industrial Services, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.88%, 08/01/30		2,018	2,003,932
Legence Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.96%, 12/16/27		254	254,004
Pike Corp., 2021 Incremental Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 01/21/28		424	424,966
USIC Holdings, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.11%, 05/12/28		700	693,023

			3,375,925

Construction Materials — 1.9%
ACProducts Holdings, Inc., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.86%, 05/17/28		686	599,748
American Builders & Contractors Supply Co., Inc., Series A, 2019 Term Loan, (1-mo. CME Term SOFR + 2.00%), 7.46%, 01/15/27		761	762,473
Chariot Buyer LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 11/03/28		1,574	1,569,033
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 04/12/28		75	75,086
CP Atlas Buyer, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 11/23/27		722	708,383

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction Materials (continued)
CP Iris Holdco I, Inc.
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 10/02/28	USD	165	$164,507
Class DD, 2021 Delayed Draw Term Loan, (1- mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.00%, 10/02/28		1	1,450
CPG International LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.96%, 04/28/29		356	355,678
Emerald Debt Merger Sub LLC, Term Loan B, (1- mo. CME Term SOFR + 3.00%), 8.36%, 05/31/30		474	475,177
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1-mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27		187	187,493
Jeld-Wen, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.72%, 07/28/28		331	331,273
New AMI I LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.36%, 03/08/29		390	335,319
Oscar AcquisitionCo. LLC, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.95%, 04/29/29		491	485,266
Quikrete Holdings, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.22%, 03/19/29		313	314,189
Smyrna Ready Mix Concrete LLC, Term Loan B, 04/02/29 (o)		279	279,088
Standard Industries, Inc./New Jersey, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 09/22/28		660	660,949
Summit Materials LLC, 2023 Incremental Term Loan B, 11/30/28 (o)		372	373,164
Wilsonart LLC, 2021 Term Loan E, (3-mo. CME Term SOFR at 1.00% Floor + 3.25%), 8.70%, 12/31/26		1,451	1,452,973
Zurn LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.47%, 10/04/28		389	390,961

			9,522,210

Consumer Finance — 0.6%
GTCR W Merger Sub LLC, USD Term Loan B, 09/20/30 (o)		833	836,124
Trans Union LLC
2019 Term Loan B5, (1-mo. CME Term SOFR + 1.75%), 7.21%, 11/16/26		743	743,779
2021 Term Loan B6, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 12/01/28		1,077	1,079,126
WEX, Inc., 2021 Term Loan, (1-mo. CME Term SOFR + 2.25%), 7.72%, 03/31/28		425	425,926

			3,084,955

Consumer Staples Distribution & Retail — 0.2%
U.S. Foods, Inc.
2019 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.47%, 09/13/26		582	583,075
2021 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.97%, 11/22/28		377	377,858

			960,933

Security		Par (000)	Value

Containers & Packaging — 0.8%
Charter Next Generation, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 12/01/27	USD	1,888	$1,894,065
LABL, Inc., 2021 USD 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.46%, 10/29/28		602	575,804
Mauser Packaging Solutions Holding Co., Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.34%, 08/14/26		654	656,284
Pactiv Evergreen Group Holdings Inc, 2020 Term Loan B2, (1-mo. CME Term SOFR + 3.25%), 8.72%, 02/05/26		142	142,854
Pregis TopCo Corp., 1st Lien Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.11%, 07/31/26		134	134,202
Reynolds Consumer Products LLC, Term Loan, (1-mo. CME Term SOFR + 1.75%), 7.21%, 02/04/27		121	120,722
Trident TPI Holdings, Inc., 2021 Term Loan B3, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.61%, 09/15/28		625	622,484

			4,146,415

Distributors — 0.2%
PAI Holdco, Inc., 2020 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.39%, 10/28/27		836	778,164

Diversified Consumer Services — 1.1%
Ascend Learning LLC
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.75%), 11.21%, 12/10/29		226	193,253
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/11/28		492	482,666
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 11/24/28		857	855,609
KUEHG Corp., 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.35%, 06/12/30		680	682,458
Learning Care Group U.S. No. 2, Inc., 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 08/11/28		111	111,221
Sotheby’s, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 10.16%, 01/15/27		1,195	1,177,606
Spring Education Group, Inc., Term Loan, (3-mo. CME Term SOFR + 4.50%), 9.85%, 10/04/30		799	801,422
Wand NewCo 3, Inc., 2020 Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.22%, 02/05/26		1,218	1,220,695

			5,524,930

Diversified Telecommunication Services — 0.8%
Consolidated Communications, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.97%, 10/02/27		349	323,674
Level 3 Financing, Inc., 2023 TSA Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27 (d)		734	697,104

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Lumen Technologies, Inc., 2023 TSA Term Loan B, (3-mo. CME Term SOFR + 2.25%), 7.71%, 03/15/27 (d)	USD	991	$673,915
ORBCOMM, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.81%, 09/01/28		382	361,622
Zayo Group Holdings, Inc., USD Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.47%, 03/09/27		2,372	2,030,207

			4,086,522

Electronic Equipment, Instruments & Components — 0.4%
Coherent Corp., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 07/02/29		587	587,944
MX Holdings U.S., Inc., 2023 USD Term Loan B1D, 07/31/28 (o)		105	105,197
Roper Industrial Products Investment Co., USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.35%, 11/22/29		1,355	1,357,296

			2,050,437

Energy Equipment & Services — 0.0%
Lealand Finance Co. BV
2020 Make Whole Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.47%, 06/28/24 (d)		16	10,570
2020 Take Back Term Loan, (1-mo. CME Term SOFR + 4.00%), 6.47%, 06/30/25		117	45,947

			56,517

Entertainment — 2.2%
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 04/22/26		660	549,728
Aristocrat Technologies, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.70%, 05/24/29		45	45,510
Cirque Du Soleil Holding USA Newco, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.60%, 03/08/30		637	633,786
Creative Artists Agency LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.86%, 11/27/28		1,407	1,411,539
Delta 2 Lux SARL, 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.60%, 01/15/30		1,024	1,025,925
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.71%, 03/24/25		1,036	1,031,898
Live Nation Entertainment, Inc., Term Loan B4, (1- mo. CME Term SOFR + 1.75%), 7.21%, 10/19/26		1,708	1,704,409
SMG U.S. Midco 2, Inc., 2020 Term Loan, (3-mo. CME Term SOFR + 2.50%), 8.14%, 01/23/25		888	887,733
UFC Holdings LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.40%, 04/29/26		792	794,448

Security		Par (000)	Value

Entertainment (continued)
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.22%, 05/18/25	USD	1,709	$1,712,751
WMG Acquisition Corp., 2021 Term Loan G, (1-mo. CME Term SOFR + 2.13%), 7.60%, 01/20/28		1,432	1,431,410

			11,229,137

Environmental, Maintenance & Security Service — 0.3%
Clean Harbors, Inc., 2021 Incremental Term Loan B, 10/08/28 (o)		418	418,077
Covanta Holding Corp.
2021 Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 11/30/28		36	36,430
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.86%, 11/30/28		478	477,827
GFL Environmental, Inc., 2023 First Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.91%, 05/31/27		344	344,853

			1,277,187

Financial Services — 1.4%
Belron Finance U.S. LLC
2018 Term Loan B, (3-mo. CME Term SOFR + 2.25%), 7.88%, 11/13/25		177	176,700
2019 USD Term Loan B3, (3-mo. CME Term SOFR + 2.25%), 7.90%, 10/30/26		571	571,477
2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.43%), 8.07%, 04/13/28		913	913,615
2023 USD Term Loan, 04/13/28 (d)(o)		731	732,801
Belron Luxembourg SARL, 2023 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 8.00%, 04/18/29		218	218,623
Cogeco Financing 2 LP, 2023 Term Loan B, (3-mo. CME Term SOFR + 2.50%), 7.88%, 09/29/28		665	652,678
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 3.75%), 9.10%, 04/09/27		2,774	2,743,460
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.36%, 04/07/28		792	753,390
GIP Pilot Acquisition Partners LP, Term Loan, (3-mo. CME Term SOFR + 3.00%), 8.39%, 10/04/30		149	148,876
UPC Financing Partnership, 2021 USD Term Loan AX, (1-mo. CME Term SOFR + 3.00%), 8.48%, 01/31/29		341	339,788

			7,251,408

Food Products — 1.9%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.22%, 10/01/25		825	789,051
Aramark Services, Inc.
2021 Term Loan B, (1-mo. CME Term SOFR + 2.50%), 7.97%, 04/06/28		383	383,125
2023 Term Loan B6, (1-mo. CME Term SOFR + 2.50%), 7.97%, 06/22/30		513	513,720
B&G Foods, Inc., 2019 Term Loan B4, (1-mo. CME Term SOFR + 2.50%), 7.86%, 10/10/26		128	126,970

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
Chobani LLC
2020 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.97%, 10/25/27	USD	1,875	$1,875,542
2023 Incremental Term Loan, (3-mo. CME Term SOFR + 3.75%), 9.11%, 10/25/27		550	550,456
Froneri U.S., Inc., 2020 USD Term Loan, (1-mo. CME Term SOFR + 2.25%), 7.71%, 01/29/27		1,972	1,972,924
H-Food Holdings LLC, 2018 Term Loan B, (3-mo. CME Term SOFR + 3.69%), 9.27%, 05/23/25		233	185,159
Nomad Foods U.S. LLC, Term Loan B4, (6-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 11/13/29		582	582,888
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.14%, 06/08/28		1,252	1,255,035
UTZ Quality Foods LLC, 2021 Term Loan B, (3-mo. CME Term SOFR + 3.00%), 8.64%, 01/20/28		1,369	1,369,457

			9,604,327

Ground Transportation — 0.4%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.10%, 04/06/28		271	268,060
Avis Budget Car Rental LLC, 2020 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.22%, 08/06/27		478	476,651
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3-mo. CME Term SOFR + 5.50%), 11.15%, 08/04/25		361	317,240
Uber Technologies, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.13%, 03/03/30		1,055	1,057,716

			2,119,667

Health Care Equipment & Supplies — 1.6%
Avantor Funding, Inc., 2021 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 11/08/27		746	747,515
Bausch & Lomb Corp., 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.36%, 09/29/28		459	457,129
Bausch and Lomb, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 05/10/27		1,309	1,292,038
Curia Global, Inc., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.23%, 08/30/26		92	82,483
Femur Buyer, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR + 4.50%), 10.11%, 03/05/26		435	389,996
Insulet Corp., Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.72%, 05/04/28		281	281,350
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.40%, 10/19/27		1,010	980,886
Medline Borrower LP, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 10/23/28		2,829	2,840,448
Sotera Health Holdings LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.39%, 12/11/26		1,090	1,088,407

			8,160,252

Security		Par (000)	Value

Health Care Providers & Services — 2.2%
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.47%, 02/22/28	USD	1,027	$1,004,997
CHG Healthcare Services, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 09/29/28		459	459,476
CNT Holdings I Corp., 2020 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.93%, 11/08/27		951	952,291
Electron BidCo, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 11/01/28		1,224	1,225,764
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 9.97%, 02/04/27		484	482,269
EyeCare Partners LLC
2020 Term Loan, (3-mo. CME Term SOFR + 3.75%), 9.39%, 02/18/27		846	409,318
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.75%), 12.39%, 11/15/29		176	47,067
2021 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.39%, 11/15/28		193	92,227
Fortrea Holdings, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 07/01/30		211	210,588
ICON Luxembourg SARL, LUX Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.86%, 07/03/28		893	895,389
IQVIA, Inc., 2023 USD Term Loan B4, (3-mo. CME Term SOFR + 2.00%), 7.35%, 01/02/31		653	654,868
MED ParentCo LP, 1st Lien Term Loan, (1-mo. CME Term SOFR + 4.25%), 9.72%, 08/31/26		166	163,719
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.46%, 11/01/29		247	207,171
Phoenix Newco, Inc., 2021 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 11/15/28		1,499	1,507,028
Precision Medicine Group LLC, 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.45%, 11/18/27		622	612,747
Reverb Buyer, Inc., 2021 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 11/01/28		484	450,699
Star Parent, Inc., Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.35%, 09/27/30		444	438,263
Surgery Center Holdings, Inc., 2023 Term Loan, (SOFR CME + 3.50%), 8.86%, 12/19/30		627	628,632
Vizient, Inc., 2022 Term Loan B7, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 05/16/29		125	125,274
WCG Intermediate Corp., 2019 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 9.47%, 01/08/27		626	626,415

			11,194,202

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Technology — 0.9%
AthenaHealth Group, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.61%, 02/15/29	USD	1,665	$1,655,756
Gainwell Acquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.45%, 10/01/27		1,504	1,458,637
Verscend Holding Corp., 2021 Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.47%, 08/27/25		1,248	1,249,446

			4,363,839

Hotel & Resort REITs — 0.1%
RHP Hotel Properties LP, 2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.11%, 05/18/30		420	419,949

Hotels, Restaurants & Leisure — 4.2%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.22%, 02/02/26		1,036	961,069
Alterra Mountain Co., 2023 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.21%, 05/31/30 (d)		316	317,591
Bally’s Corp., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.93%, 10/02/28		401	379,526
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 2023 Term Loan B5, (1-mo. CME Term SOFR + 2.25%), 7.61%, 09/20/30		1,368	1,367,914
Caesars Entertainment, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 02/06/30		587	587,394
Carnival Corp., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.36%, 08/08/27		641	641,067
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1-mo. CME Term SOFR + 2.00%), 7.46%, 03/17/28		753	751,600
City Football Group Ltd., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 07/21/28		926	919,872
ECL Entertainment, LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.11%, 08/31/30		247	247,565
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3-mo. LIBOR US at 1.00% Floor + 3.00%), 8.61%, 03/08/24		1,823	1,779,700
Fertitta Entertainment LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/27/29		2,351	2,350,770
Flutter Financing BV
2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.86%, 07/22/28		258	258,292
Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.70%, 11/25/30		1,689	1,690,402
Four Seasons Hotels Ltd., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.96%, 11/30/29		1,350	1,353,560
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1-mo. CME Term SOFR + 2.00%), 7.46%, 11/08/30		1,350	1,354,468

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
IRB Holding Corp., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.46%, 12/15/27	USD	1,396	$1,396,783
Light & Wonder International, Inc., 2022 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.46%, 04/14/29		623	623,968
Packers Holdings LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.71%, 03/09/28		491	306,834
Penn Entertainment, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.21%, 05/03/29		793	793,504
Playa Resorts Holding BV, 2022 Term Loan B, (SOFR CME + 4.25%, 0.50% Floor), 9.61%, 01/05/29		224	216,969
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 08/25/28		302	302,138
Station Casinos LLC, 2020 Term Loan B, (1-mo. CME Term SOFR at 0.25% Floor + 2.25%), 7.71%, 02/08/27		1,017	1,018,367
Whatabrands LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 08/03/28		1,234	1,234,947
Wyndham Hotels & Resorts, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.71%, 05/24/30		198	198,638

			21,052,938

Household Durables — 1.0%
AI Aqua Merger Sub, Inc., 2023 Incremental Term Loan, 07/31/28 (o)		901	904,099
Hunter Douglas, Inc., USD Term Loan B1, (3-mo. CME Term SOFR + 3.50%), 8.88%, 02/26/29		1,391	1,383,952
Serta Simmons Bedding, LLC, 2023 New Term Loan, (3-mo. CME Term SOFR + 7.50%), 12.96%, 06/29/28		200	189,230
Stitch Aquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.36%, 07/28/28		258	136,772
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 10/06/28		1,312	1,173,671
Weber-Stephen Products LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 10/30/27		1,669	1,453,694

			5,241,418

Independent Power and Renewable Electricity Producers — 0.3%
Calpine Construction Finance Co. LP, 2023 Refinancing Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.61%, 07/31/30		610	609,011
Calpine Corp., 2019 Term Loan B10, (1-mo. CME Term SOFR + 2.00%), 7.47%, 08/12/26		281	281,518
Constellation Renewables LLC, 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 2.50%), 8.15%, 12/15/27		632	631,256

			1,521,785

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates — 0.1%
JFL-Tiger Acquisition Co., Inc., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.40%, 10/17/30	USD	288	$288,000

Insurance — 2.8%
Alliant Holdings Intermediate LLC, 2023 Term Loan B6, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 11/06/30		3,702	3,714,330
AmWINS Group, Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.25%), 7.72%, 02/19/28		1,103	1,103,544
2023 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.75%), 8.22%, 02/19/28		223	223,133
AssuredPartners, Inc.
2020 Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27		1,078	1,079,205
2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 02/12/27		280	280,065
2023 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 02/12/27		128	127,862
Baldwin Risk Partners, LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 10/14/27		224	223,572
HUB International Ltd.
2022 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.37%, 11/10/29		303	303,900
2023 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.66%, 06/20/30		1,832	1,839,046
Jones Deslauriers Insurance Management, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.62%, 03/15/30		587	588,714
Ryan Specialty Group LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.46%, 09/01/27		643	641,752
Sedgwick Claims Management Services, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.11%, 02/24/28		1,853	1,856,991
USI, Inc./New York
2023 Acquisition Term Loan, (3-mo. CME Term SOFR + 3.25%), 8.60%, 09/27/30		250	250,450
2023 Refi Term Loan, (3-mo. CME Term SOFR + 3.25%), 8.61%, 09/27/30		287	287,052
2023 Term Loan B, (SOFR CME + 3.75%, 0.50% Floor), 8.38%, 11/22/29		1,531	1,532,380

			14,051,996

Interactive Media & Services — 0.4%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.50%, 02/16/28		207	206,068
Adevinta ASA, USD Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.36%, 06/26/28		315	315,278
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.47%, 10/30/26		1,057	1,058,416

Security		Par (000)		Value

Interactive Media & Services (continued)
Grab Holdings, Inc., Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 9.97%, 01/29/26	USD	473		$474,428
Research Now Group, Inc., 2017 1st Lien Term Loan, 12/20/24 (o)		—	(p)	1

				2,054,191

Internet Software & Services — 0.2%
Gen Digital, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 7.46%, 09/12/29		832		832,473

IT Services — 2.1%
Asurion LLC
2020 Term Loan B8, (1-mo. CME Term SOFR + 3.25%), 8.71%, 12/23/26		838		835,073
2021 2nd Lien Term Loan B3, (1-mo. CME Term SOFR + 5.25%), 10.72%, 01/31/28		364		346,102
2021 Second Lien Term Loan B4, (1-mo. CME Term SOFR + 5.25%), 10.72%, 01/20/29		538		505,887
2023 Term Loan B11, (1-mo. CME Term SOFR + 4.25%), 9.71%, 08/19/28		670		666,581
Camelot Finance SA, Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 10/30/26		926		926,688
Central Parent, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.35%, 07/06/29		1,597		1,603,303
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (1-mo. CME Term SOFR + 3.00%), 8.36%, 01/18/29		301		301,084
2023 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.21%, 02/06/26		1,936		1,939,118
Epicor Software Corp., 2020 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 07/30/27		284		284,853
Go Daddy Operating Co. LLC
2021 Term Loan B4, (1-mo. CME Term SOFR + 2.00%), 7.47%, 08/10/27		814		815,396
2022 Term Loan B5, (1-mo. CME Term SOFR + 2.50%), 7.86%, 11/09/29		649		650,146
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.64%, 07/27/28		1,007		707,459
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 8.25%), 13.89%, 07/27/29		936		355,580
Venga Finance SARL, 2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.40%, 06/28/29		416		410,843

				10,348,113

Leisure Products — 0.2%
Fender Musical Instruments Corp., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.46%, 12/01/28 (d)		295		287,752
Peloton Interactive, Inc., Term Loan, (6-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.48%, 05/25/27		307		307,897
Topgolf Callaway Brands Corp., Term Loan B, (1- mo. CME Term SOFR + 3.50%), 8.96%, 03/15/30		526		525,478

				1,121,127

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery — 2.5%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.36%, 06/23/28	USD	942	$939,929
Columbus McKinnon Corp./New York, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.39%, 05/14/28		139	139,351
Doosan Bobcat North America, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.95%, 04/20/29		144	143,643
Filtration Group Corp.
2021 Incremental Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 10/21/28		488	487,939
2023 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.72%, 10/21/28		1,099	1,102,295
Gardner Denver, Inc., 2020 USD Term Loan B2, (1-mo. CME Term SOFR + 1.75%), 7.21%, 03/01/27		873	874,284
Gates Global LLC, 2021 Term Loan B3, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.96%, 03/31/27		1,195	1,196,136
Generac Power Systems, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.19%, 12/13/26		155	154,806
Madison IAQ LLC, Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 06/21/28		1,817	1,808,788
SPX Flow, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 04/05/29		1,195	1,197,981
Titan Acquisition Ltd./Canada, 2018 Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 03/28/25		1,794	1,790,227
Vertical U.S. Newco, Inc., Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.38%, 07/30/27		1,601	1,603,466
Vertiv Group Corp., 2023 Term Loan B, (SOFR CME + 2.50%), 7.97%, 03/02/27		1,220	1,223,377

			12,662,222

Media — 2.0%
A L Parent LLC, 2023 Take Back Term Loan, (1-mo. CME Term SOFR at 2.00% Floor + 5.50%), 10.86%, 06/30/28		204	196,417
ABG Intermediate Holdings 2 LLC, 2021 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/21/28		623	628,263
Altice Financing SA
2017 USD Term Loan B, (3-mo. LIBOR US + 2.75%), 8.41%, 07/15/25		431	427,077
USD 2017 1st Lien Term Loan, (3-mo. LIBOR US + 2.75%), 8.41%, 01/31/26		519	512,177
AVSC Holding Corp.
2020 Term Loan B1, (1-mo. CME Term SOFR at 1.00% Floor + 3.25%, 0.25% PIK), 9.21%, 03/03/25 (k)		646	631,411
2020 Term Loan B3, (3-mo. LIBOR US + 5.00%), 5.00%, 10/15/26		399	405,025
Charter Communications Operating, LLC, 2023 Term Loan B4, (1-mo. CME Term SOFR + 2.00%), 7.36%, 12/07/30		646	642,962

Security		Par (000)	Value

Media (continued)
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.14%, 08/21/26	USD	654	$646,371
CSC Holdings LLC, 2019 Term Loan B5, (1-mo. LIBOR US + 2.50%), 7.98%, 04/15/27		857	809,731
DirecTV Financing LLC, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.65%, 08/02/27		1,083	1,081,704
NEP Group, Inc., 2018 1st Lien Term Loan, (3-mo. CME Term SOFR + 3.25%), 8.72%, 10/20/25		743	700,464
Radiate Holdco LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 09/25/26		1,607	1,280,648
Sinclair Television Group, Inc., 2022 Term Loan B4, (1-mo. CME Term SOFR + 3.75%), 9.21%, 04/21/29		465	377,141
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1-mo. CME Term SOFR + 3.25%), 8.73%, 01/31/29		607	604,997
Voyage Digital NZ, USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.37%, 05/11/29 (d)		403	402,358
Ziggo Financing Partnership, USD Term Loan I, (1-mo. CME Term SOFR + 2.50%), 7.98%, 04/30/28		510	507,996

			9,854,742

Oil, Gas & Consumable Fuels — 1.1%
Freeport LNG Investments LLLP, Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.18%, 12/21/28		1,768	1,763,714
M6 ETX Holdings II Midco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 09/19/29		102	101,808
Medallion Midland Acquisition LP, 2021 Term Loan, (SOFR CME + 3.75%), 8.86%, 10/18/28		1,060	1,063,455
New Fortress Energy, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.39%, 10/27/28		953	936,322
Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 10/05/28		1,471	1,473,415

			5,338,714

Paper & Forest Products — 0.2%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1- mo. CME Term SOFR + 1.75%), 7.21%, 09/07/27		1,039	1,039,565

Passenger Airlines — 1.6%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3- mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.43%, 04/20/28		1,352	1,387,234
Air Canada, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 9.14%, 08/11/28.		1,160	1,162,337
American Airlines, Inc.
2023 1st Lien Term Loan, (3-mo. CME Term SOFR + 3.50%), 8.87%, 06/04/29		213	213,266
Series AA, 2017 1st Lien Term Loan, (3-mo. CME Term SOFR + 1.75%), 7.11%, 01/29/27		1,572	1,555,862
Series AA, 2023 Term Loan B, (3-mo. CME Term SOFR + 2.75%), 8.60%, 02/15/28		1,148	1,146,103

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Passenger Airlines (continued)
Mileage Plus Holdings LLC, 2020 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 10.77%, 06/21/27	USD	1,079	$1,114,171
United Airlines, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 04/21/28		1,314	1,317,222
WestJet Airlines Ltd., Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.00%), 8.46%, 12/11/26		421	419,379

			8,315,574

Personal Care Products — 0.8%
Sunshine Luxembourg VII SARL, 2021 USD Term Loan B3, (3-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.95%, 10/01/26		3,887	3,903,271

Pharmaceuticals — 1.2%
Amneal Pharmaceuticals LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 5.50%), 10.86%, 05/04/28		669	656,582
Amynta Agency Borrower, Inc., 2023 1st Lien Term Loan B, (SOFR CME + 4.25%), 9.61%		894	893,610
Bausch Health Americas, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.71%, 02/01/27		563	456,876
Elanco Animal Health, Inc., Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.19%, 08/01/27		1,082	1,074,436
Jazz Financing Lux SARL, USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 05/05/28		1,066	1,070,729
Option Care Health, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 10/27/28		607	609,103
Organon & Co., USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 06/02/28		825	825,941
Perrigo Investments LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.71%, 04/20/29		469	467,055
PRA Health Sciences, Inc., US Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.86%, 07/03/28		223	223,087

			6,277,419

Professional Services — 1.4%
AlixPartners LLP, 2021 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 8.22%, 02/04/28		1,060	1,062,473
ASGN, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 2.25%), 7.61%, 08/30/30		203	204,202
CoreLogic, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		2,195	2,130,544
Element Materials Technology Group U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.70%, 07/06/29		307	303,128
2022 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.70%, 07/06/29		664	656,776

Security		Par (000)	Value

Professional Services (continued)
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 7.21%, 04/28/28	USD	938	$937,728
Galaxy U.S. Opco, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 04/29/29 (d)		977	800,887
VS Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.71%, 02/28/27		1,051	1,051,983

			7,147,721

Real Estate Management & Development — 0.2%
Cushman & Wakefield U.S. Borrower LLC
2020 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.22%, 08/21/25		47	46,779
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 01/31/30		593	587,408
2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/31/30 (d)		445	443,888

			1,078,075

Semiconductors & Semiconductor Equipment — 0.2%
MKS Instruments, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.84%, 08/17/29		916	916,965
Synaptics, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.87%, 12/02/28		250	248,598

			1,165,563

Software — 5.8%
Applied Systems, Inc.
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.10%, 09/17/27		90	90,386
2022 Extended 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.85%, 09/18/26		244	244,545
Barracuda Networks, Inc., 2022 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.88%, 08/15/29		474	461,500
CCC Intelligent Solutions, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 7.72%, 09/21/28		719	718,874
Cloud Software Group, Inc., 2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.95%, 03/30/29		3,503	3,414,899
Cloudera, Inc.
2021 Second Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.46%, 10/08/29		457	435,672
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.21%, 10/08/28		376	372,100
Cornerstone OnDemand, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 10/16/28		326	315,175
Delta TopCo, Inc., 2020 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.62%, 12/01/28		186	185,954
E2open LLC, 2020 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 02/04/28		111	111,408

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Genesys Cloud Services Holdings II LLC,
2020 USD Term Loan B4, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 12/01/27	USD	1,542	$1,546,750
Helios Software Holdings, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.70%, 07/18/30		555	553,223
Informatica LLC, 2021 USD Term Loan B, (1-mo. CME Term SOFR + 2.75%), 8.22%, 10/27/28		1,221	1,222,290
McAfee Corp., 2022 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.19%, 03/01/29		1,617	1,606,259
MH Sub I LLC
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR + 6.25%), 11.61%, 02/23/29		1,005	932,495
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.61%, 05/03/28		2,646	2,596,961
Playtika Holding Corp., 2021 Term Loan, (1-mo. CME Term SOFR + 2.75%), 8.22%, 03/13/28		890	887,783
Polaris Newco LLC, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.47%, 06/02/28		2,468	2,431,720
Proofpoint, Inc., 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 08/31/28		2,364	2,361,793
RealPage, Inc.
1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 04/24/28		3,418	3,386,939
2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.50%), 11.97%, 04/23/29		420	418,805
Severin Acquisition LLC, 2018 Term Loan B, (3-mo. CME Term SOFR + 3.25%), 8.63%, 08/01/27		643	644,825
Sophia LP, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 10/07/27		739	739,498
SS&C Technologies, Inc.
2018 Term Loan B3, (1-mo. CME Term SOFR + 1.75%), 7.22%, 04/16/25		463	463,652
2018 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 7.22%, 04/16/25		437	437,537
UKG, Inc.
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.76%, 05/03/27		788	788,261
2021 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.76%, 05/04/26		57	57,649
Term Loan B, (3-mo. CME Term SOFR + 3.75%), 9.23%, 05/04/26		760	760,806
Veritas U.S., Inc., 2021 USD Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 5.00%), 10.47%, 09/01/25		1,115	923,551
Voyage Australia Pty. Ltd., USD Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.18%, 07/20/28		133	132,923

			29,244,233

Specialty Retail — 1.1%
CD&R Firefly Bidco Ltd., 2023 GBP Term Loan B5, (3-mo. SONIA + 6.00%), 11.29%, 06/21/28	GBP	1,000	1,245,180

Security		Par (000)	Value

Specialty Retail (continued)
EG America LLC, 2021 Term Loan, (1-mo. SOFR OIS CMPD + 4.25%), 9.99%, 03/31/26	USD	116	$115,334
Mavis Tire Express Services Corp., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 05/04/28		1,255	1,255,540
PetSmart LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/11/28		1,601	1,581,339
Pilot Travel Centers LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 2.00%), 7.46%, 08/04/28		755	756,594
Restoration Hardware, Inc.
2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 10/20/28		360	350,014
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 7.97%, 10/20/28		311	302,213

			5,606,214

Textiles, Apparel & Luxury Goods — 0.2%
Crocs, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.50%, 02/20/29		300	300,909
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 11/24/28 (d)		399	396,439
Hanesbrands, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.11%, 03/08/30 (d)		232	231,640

			928,988

Trading Companies & Distributors — 0.5%
Core & Main LP, 2021 Term Loan B, (2-mo. CME Term SOFR + 2.50%), 7.99%, 07/27/28		1,791	1,789,148
TMK Hawk Parent Corp. (d)
2020 Super Priority First Out Term Loan A, (3-mo. CME Term SOFR at 1.00% Floor + 7.50%), 16.39%, 05/30/24		165	162,797
2020 Super Priority Second Out Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.14%, 08/28/24		1,294	802,115

			2,754,060

Transportation Infrastructure — 0.3%
Apple Bidco LLC
2021 Term Loan, (1-week CME Term SOFR at 0.50% Floor + 2.75%), 8.21%, 09/22/28		644	643,088
2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 09/22/28		356	357,348
OLA Netherlands BV, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.25%), 11.71%, 12/15/26		625	620,005

			1,620,441

Wireless Telecommunication Services — 1.4%
Altice France SA/France, 2023 USD Term Loan B14, (3-mo. CME Term SOFR + 5.50%), 10.89%, 08/15/28		851	762,227
Connect Finco SARL, 2021 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.86%, 12/11/26		3,054	3,051,904

100	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Digicel International Finance Ltd.
2017 Term Loan B, (3-mo. LIBOR US + 2.25%), 10.75%, 05/28/24	USD	417	$386,479
2017 Term Loan B1, 05/27/24 (o)		18	16,795
GOGO Intermediate Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 04/30/28		366	366,338
Iridium Satellite LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 7.86%, 09/20/30		1,375	1,377,683
SBA Senior Finance II LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.21%, 04/11/25		1,042	1,042,288

			7,003,714

Total Floating Rate Loan Interests — 60.4% (Cost: $306,402,572)			304,123,124

Foreign Agency Obligations

Bahrain — 0.1%
Bahrain Government International Bond, 6.75%, 09/20/29 (e)		200	202,875

Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42 (h)		200	178,188

Colombia — 0.1%
Colombia Government International Bond (h)
3.13%, 04/15/31		200	162,563
8.00%, 04/20/33		200	218,312

			380,875

Dominican Republic — 0.1%
Dominican Republic International Bond (b)
4.50%, 01/30/30		200	183,750
7.05%, 02/03/31		150	157,342
4.88%, 09/23/32 (h)		300	272,742

			613,834

Egypt — 0.0%
Egypt Government International Bond, 7.50%, 02/16/61 (b)		200	116,313

Guatemala — 0.0%
Guatemala Government Bond, 4.65%, 10/07/41 (b)		200	163,000

Ivory Coast — 0.1%
Ivory Coast Government International Bond, 6.38%, 03/03/28 (e)(h)		200	196,062

Morocco — 0.0%
Morocco Government International Bond, 2.38%, 12/15/27 (b)		200	178,875

Nigeria — 0.0%
Nigeria Government International Bond, 8.38%, 03/24/29 (b)		200	191,562

Oman — 0.1%
Oman Government International Bond, 6.50%, 03/08/47 (e)(h)		308	313,775

Security		Par (000)	Value

Romania — 0.1%
Romanian Government International Bond
5.25%, 11/25/27 (b)	USD	62	$61,437
2.50%, 02/08/30 (e)	EUR	138	131,859
2.12%, 07/16/31 (e)		156	136,900

			330,196

South Africa — 0.1%
Republic of South Africa Government International Bond
4.85%, 09/30/29	USD	200	187,250
5.00%, 10/12/46		230	169,337

			356,587

Ukraine — 0.0%
Ukraine Government International Bond (f)(i)
9.75%, 11/01/30 (e)		236	66,965
7.25%, 03/15/35 (b)		200	46,400

			113,365

Total Foreign Agency Obligations — 0.7% (Cost: $3,676,075)			3,335,507

		Shares

Investment Companies

Fixed Income Funds — 1.2%
Invesco Senior Loan ETF		275,501	5,835,111

Total Investment Companies — 1.2% (Cost: $5,745,681)			5,835,111

		Par (000)

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 2.3%
Alternative Loan Trust
Series 2005-54CB, Class 3A4, 5.50%, 11/25/35	USD	974	553,463
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,754	761,949
Series 2007-19, Class 1A1, 6.00%, 08/25/37		543	278,472
CHL Mortgage Pass-Through Trust
Series 2005-17, Class 1A6, 5.50%, 09/25/35		92	82,147
Series 2006-17, Class A2, 6.00%, 12/25/36		612	246,221
Series 2007-HY5, Class 3A1, 5.06%, 09/25/37 (a)		238	207,581
COLT Mortgage Loan Trust (b)(c)
Series 2022-7, Class A1, 5.16%, 04/25/67		2,022	1,970,257
Series 2022-9, Class A1, 6.79%, 12/25/67		264	267,391
Ellington Financial Mortgage Trust, Series 2021-2, Class A1, 0.93%, 06/25/66 (a)(b)		205	163,045
GCAT Trust, Series 2022-NQM3, Class A1, 4.35%, 04/25/67 (a)(b)		1,419	1,368,460
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 4.63%, 10/25/35 (a)		302	164,757
JP Morgan Mortgage Trust, Series 2022-DSC1, Class A1, 4.75%, 01/25/63 (a)(b)		376	358,036
OBX Trust (b)(c)
Series 2022-NQM9, Class A1A, 6.45%, 09/25/62		88	89,244
Series 2023-NQM6, Class A1, 6.52%, 07/25/63		1,127	1,136,724
Spruce Hill Mortgage Loan Trust, Series 2022-SH1, Class A1A, 4.10%, 07/25/57 (b)(c)		571	548,013

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Verus Securitization Trust (b)(c)
Series 2022-3, Class A1, 4.13%, 02/25/67	USD	1,345	$1,251,986
Series 2022-7, Class A1, 5.15%, 07/25/67		1,619	1,620,883
Series 2022-INV2, Class A1, 6.79%, 10/25/67		402	407,742

			11,476,371

Commercial Mortgage-Backed Securities (b) — 0.7%
BX Commercial Mortgage Trust (a)
Series 2019-XL, Class A, (1-mo. Term SOFR + 1.03%), 6.40%, 10/15/36		504	502,702
Series 2021-CIP, Class A, (1-mo. Term SOFR + 1.04%), 6.40%, 12/15/38		1,000	978,977
Series 2021-XL2, Class A, (1-mo. Term SOFR + 0.80%), 6.17%, 10/15/38		383	375,939
BX Trust, Series 2022 VAMF, Class A, (1-mo. Term SOFR + 0.85%), 6.21%, 01/15/39 (a)		1,200	1,174,427
Citigroup Commercial Mortgage Trust, Series 2019- SMRT, Class A, 4.15%, 01/10/36		800	798,513

			3,830,558

Total Non-Agency Mortgage-Backed Securities — 3.0% (Cost: $16,271,186)			15,306,929

		Benefical Interest (000)

Other Interests

Capital Markets — 0.0%
Millennium Lender Claim Trust (d)(q)	USD	918	—

Industrial Conglomerates — 0.0%
Millennium Corp. Claim (d)(q)		861	—

Total Other Interests — 0.0% (Cost: $ — )			—

		Par (000)

Preferred Securities

Capital Trusts — 5.4% (a)

Automobiles (j) — 0.1%
General Motors Financial Co., Inc., Series C, 5.70% (h)	USD	365	337,074
Volkswagen International Finance NV, 3.88% (e)	EUR	100	101,028

			438,102

Banks (j) — 4.3%
AIB Group PLC, 5.25% (e)		200	217,738
Bank of America Corp. (h)
Series DD, 6.30%	USD	215	215,538
Series X, 6.25%		1,929	1,911,233
Series Z, 6.50%		143	142,307
Bank of East Asia Ltd., 5.88% (e)		250	232,656
Barclays PLC
9.63% (h)		805	836,194
4.38% (h)		455	353,719
8.00%		210	206,097

Security		Par (000)	Value

Banks (continued)
BNP Paribas SA
4.63% (b)(h)	USD	1,500	$1,208,215
8.50% (b)(h)		420	439,834
6.88% (e)	EUR	200	228,509
Chong Hing Bank Ltd., 5.70% (e)	USD	250	245,703
Citigroup, Inc., 7.63% (h)		326	332,879
Credit Agricole SA, 4.75% (b)(h)		200	169,660
Goldman Sachs Group, Inc., Series R, 4.95% (h)		730	697,062
HSBC Holdings PLC (h)
6.00%		415	396,350
6.38%		500	493,622
ING Groep NV, 3.88% (h)		1,750	1,415,312
JPMorgan Chase & Co., Series FF, 5.00% (h)		2,000	1,963,531
Krung Thai Bank PCL/Cayman Islands, 4.40% (e)		202	187,103
Lloyds Banking Group PLC
8.00%		265	265,529
6.75%		450	443,614
7.50% (h)		1,250	1,224,113
NatWest Group PLC, 6.00% (h)		1,185	1,145,668
Nordea Bank Abp, 3.75% (b)(h)		560	442,371
PNC Financial Services Group, Inc. (h)
Series V, 6.20%		290	281,949
Series W, 6.25%		289	269,396
Rizal Commercial Banking Corp., 6.50% (e)		200	188,392
Societe Generale SA, 5.38% (b)(h)		2,250	1,840,799
UBS Group AG (b)
9.25%		460	496,237
9.25% (h)		640	709,290
Wells Fargo & Co. (h)
7.63%		439	460,648
Series S, 5.90%		1,500	1,484,186
Woori Bank, 4.25% (e)		250	244,063

			21,389,517

Capital Markets — 0.3%
Charles Schwab Corp., Series H, 4.00% (h)(j)		2,000	1,579,620

Diversified Telecommunication Services (e) — 0.1%
British Telecommunications PLC, 8.38%, 12/20/83	GBP	100	134,391
Telefonica Europe BV, 6.14% (j)	EUR	200	226,862

			361,253

Electric Utilities — 0.5%
Edison International, Series B, 5.00% (j)	USD	258	240,225
EDP - Energias de Portugal SA, 5.94%, 04/23/83 (e)	EUR	100	114,541
Electricite de France SA (j)
9.13% (b)	USD	205	228,865
3.00% (e)	EUR	200	200,919
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79 (h)	USD	1,750	1,642,113

			2,426,663

Independent Power and Renewable Electricity Producers (b)(h)(j) — 0.1%
NRG Energy, Inc., 10.25%		475	494,516
Vistra Corp., 7.00%		240	236,400

			730,916

Transportation Infrastructure — 0.0%
Abertis Infraestructuras Finance BV, 3.25% (e)(j)	EUR	100	105,683

102	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 2.63%, 08/27/80 (e)	EUR	100	$104,841

			27,136,595

		Shares

Preferred Stocks — 0.5%

Capital Markets (a)(j) — 0.5%
Morgan Stanley
Series F, 6.88%		55,000	1,376,100
Series K, 5.85%		53,253	1,289,787

			2,665,887

Wireless Telecommunication Services — 0.0%
CF-B L2 (D) LLC, (Acquired 04/08/15, Cost: $136,229) (f)(g)		139,135	547

			2,666,434

Total Preferred Securities — 5.9% (Cost: $32,455,546)			29,803,029

		Par (000)

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K042, Class X1, 1.01%, 12/25/24 (a)	USD	31,325	200,745

Mortgage-Backed Securities (r) — 3.9%
Uniform Mortgage-Backed Securities
3.50%, 01/16/54		9,000	8,256,094
5.00%, 01/16/54		1,500	1,483,945
5.50%, 01/16/54		4,600	4,619,406
7.00%, 01/16/54		5,200	5,363,516

			19,722,961

Total U.S. Government Sponsored Agency Securities — 3.9% (Cost: $19,511,846)			19,923,706

		Shares

Warrants

Consumer Discretionary — 0.0%
Service King (Carnelian Point), (Exercisable 01/14/23, 1 Share for 1 Warrant, Expires 06/30/27, Strike Price USD 10.00) (f)		1,315	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp., (Issued/Exercisable 11/03/20, 1 Share for 1 Warrant, Expires 10/27/24, Strike Price USD 36.00) (f)		345	6,686

Total Warrants — 0.0% (Cost: $ — )			6,686

Total Long-Term Investments — 156.9% (Cost: $808,980,983)			790,209,680

Security		Shares	Value

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (s)(t)		5,762,133	$5,762,133

Total Short-Term Securities — 1.1% (Cost: $5,762,133)			5,762,133

Total Investments Before TBA Sale Commitments — 158.0% (Cost: $814,743,116)			795,971,813

		Par (000)

TBA Sale Commitments

Mortgage-Backed Securities — (1.1)%
Uniform Mortgage-Backed Securities, 7.00%, 01/16/54 (r)	USD	(5,200)	(5,363,516)

Total TBA Sale Commitments — (1.1)% (Proceeds: $(5,320,453))			(5,363,516)

Total Investments, Net of TBA Sale Commitments — 156.9% (Cost: $809,422,663)			790,608,297

Liabilities in Excess of Other Assets — (56.9)%			(286,838,274)

Net Assets — 100.0%			$503,770,023

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Non-income producing security.
(g)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $123,287, representing less than 0.05% of its net assets as of period end, and an original cost of $172,521.

(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Perpetual security with no stated maturity date.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	Convertible security.
(m)	Zero-coupon bond.
(n)	When-issued security.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Rounds to less than 1,000.
(q)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(r)	Represents or includes a TBA transaction.
(s)	Affiliate of the Fund.
(t)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,474,663	$4,287,470	(a)	$—	$—	$—	$5,762,133	5,762,133	$140,382	$—

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)

BNP Paribas SA	4.75	% (b)	11/02/23	Open	$1,440,720	$ 1,451,936	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	11/02/23	Open	615,094	620,588	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	11/02/23	Open	346,390	349,484	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	11/02/23	Open	440,340	444,295	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	5.55	(b)	11/02/23	Open	504,787	509,379	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	11/02/23	Open	258,763	261,074	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	11/02/23	Open	488,750	493,196	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	11/02/23	Open	604,150	609,645	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	11/02/23	Open	633,442	639,204	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	11/02/23	Open	460,252	464,439	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	11/02/23	Open	556,255	561,315	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/02/23	Open	410,987	414,679	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.53	(b)	11/02/23	Open	652,431	658,344	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.60	(b)	11/02/23	Open	1,105,579	1,115,725	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.60	(b)	11/02/23	Open	504,215	508,843	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.63	(b)	11/02/23	Open	392,587	396,210	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/02/23	Open	749,801	756,744	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/02/23	Open	432,862	436,871	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/02/23	Open	552,240	557,354	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/02/23	Open	611,617	617,281	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	11/06/23	Open	1,180,361	1,190,262	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	11/06/23	Open	464,625	468,522	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	11/06/23	Open	729,120	735,235	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	11/06/23	Open	98,600	99,436	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/06/23	Open	356,804	359,884	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/06/23	Open	249,150	251,301	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/06/23	Open	223,343	225,270	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/06/23	Open	277,780	280,178	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/06/23	Open	247,760	249,899	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/06/23	Open	278,730	281,136	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/06/23	Open	266,603	268,904	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/06/23	Open	270,428	272,762	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/06/23	Open	413,058	416,623	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/06/23	Open	288,420	290,910	Corporate Bonds	Open/Demand
BNP Paribas SA	5.00	(b)	11/09/23	Open	736,422	741,843	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.25	(b)	11/09/23	Open	1,050,700	1,058,821	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.50	(b)	11/09/23	Open	403,750	406,958	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/09/23	Open	270,433	272,640	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/09/23	Open	2,167,699	2,182,671	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	4.50		11/14/23	01/04/24	199,650	200,823	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24	380,789	383,473	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24	248,831	250,586	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24	249,920	251,682	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24	638,600	643,102	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24	226,380	227,976	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24	430,376	433,438	Corporate Bonds	Up to 30 Days

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)

J.P. Morgan Securities LLC	5.45%		11/14/23	01/04/24	$226,980	$ 228,595	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24	172,594	173,822	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24	370,961	373,601	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24	171,600	172,821	Capital Trusts	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24	235,384	237,059	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24	492,256	495,759	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24	164,900	166,073	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24	165,055	166,229	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	178,555	179,837	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	254,575	256,403	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	194,574	195,971	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	287,888	289,955	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	321,019	323,324	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	2,494,240	2,512,150	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	317,497	319,777	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	280,755	282,771	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	134,586	135,552	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	147,750	148,811	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	462,815	466,138	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	386,828	389,605	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	337,411	339,834	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	211,656	213,176	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	460,275	463,580	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	289,959	292,041	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24	216,000	217,551	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.55		11/14/23	01/04/24	759,435	764,938	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.65		11/14/23	01/04/24	276,610	278,650	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.65		11/14/23	01/04/24	505,037	508,762	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.65		11/14/23	01/04/24	294,752	296,926	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.65		11/14/23	01/04/24	180,600	181,932	Corporate Bonds	Up to 30 Days
TD Securities (USA) LLC	5.65	(b)	11/14/23	Open	359,825	362,479	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.50		11/15/23	01/04/24	285,429	287,435	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	4.75		11/15/23	01/10/24	319,760	321,701	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.24		11/15/23	01/10/24	125,890	126,733	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24	232,284	233,901	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24	672,256	676,937	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.49		11/15/23	01/10/24	1,320,469	1,329,732	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.55		11/15/23	01/10/24	1,439,539	1,449,747	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.55		11/15/23	01/10/24	248,575	250,338	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.55		11/15/23	01/10/24	348,091	350,560	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.55		11/15/23	01/10/24	295,993	298,092	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.55		11/15/23	01/10/24	267,581	269,479	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.55		11/15/23	01/10/24	242,109	243,826	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.55		11/15/23	01/10/24	252,700	254,492	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.55		11/15/23	01/10/24	914,850	921,338	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.60		11/15/23	01/10/24	428,998	432,068	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.65		11/15/23	01/10/24	177,413	178,693	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.65		11/15/23	01/10/24	92,220	92,886	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.65		11/15/23	01/10/24	376,290	379,007	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	5.65		11/15/23	01/10/24	365,392	368,030	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.65		11/15/23	01/10/24	986,832	993,957	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	5.65		11/15/23	01/10/24	1,056,537	1,064,165	Capital Trusts	Up to 30 Days
Barclays Bank PLC	5.50	(b)	11/15/23	Open	417,000	419,931	Corporate Bonds	Open/Demand
Barclays Bank PLC	5.50	(b)	11/15/23	Open	787,500	793,034	Corporate Bonds	Open/Demand
Barclays Bank PLC	5.55	(b)	11/15/23	Open	381,500	384,205	Capital Trusts	Open/Demand
Barclays Bank PLC	5.55	(b)	11/15/23	Open	1,170,312	1,178,612	Capital Trusts	Open/Demand
Barclays Bank PLC	5.55	(b)	11/15/23	Open	1,847,500	1,860,602	Capital Trusts	Open/Demand
Barclays Bank PLC	5.55	(b)	11/15/23	Open	444,375	447,526	Corporate Bonds	Open/Demand
Barclays Bank PLC	5.60	(b)	11/15/23	Open	2,306,250	2,322,752	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.50	(b)	11/15/23	Open	143,000	144,005	Capital Trusts	Open/Demand
Barclays Capital, Inc.	5.55	(b)	11/15/23	Open	47,750	48,089	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.55	(b)	11/15/23	Open	585,934	590,089	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Barclays Capital, Inc.	5.55	% (b)	11/15/23	Open		$286,869	$ 288,903	Capital Trusts	Open/Demand
Barclays Capital, Inc.	5.55	(b)	11/15/23	Open		130,845	131,773	Capital Trusts	Open/Demand
Barclays Capital, Inc.	5.55	(b)	11/15/23	Open		395,747	398,554	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.55	(b)	11/15/23	Open		197,800	199,203	Capital Trusts	Open/Demand
Barclays Capital, Inc.	5.70	(b)	11/15/23	Open		288,888	290,992	Corporate Bonds	Open/Demand
BNP Paribas SA	5.41	(b)	11/15/23	Open		81,244	81,805	Corporate Bonds	Open/Demand
BNP Paribas SA	5.68	(b)	11/15/23	Open		632,730	637,322	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	11/15/23	Open		713,900	718,872	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	11/15/23	Open		1,081,331	1,089,000	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.00	(b)	11/15/23	Open		172,908	174,013	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		451,530	454,692	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		219,422	220,959	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		332,640	334,969	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		179,575	180,832	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		184,308	185,598	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		92,163	92,808	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		575,320	579,349	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		86,320	86,924	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		192,570	193,918	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.50	(b)	11/15/23	Open		135,235	136,185	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.65	(b)	11/15/23	Open		716,782	721,957	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.65	(b)	11/15/23	Open		491,185	494,731	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	11/15/23	Open		114,686	115,492	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.63	(b)	11/15/23	Open		713,984	719,120	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	11/15/23	Open		113,864	114,686	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.66	(b)	11/15/23	Open		292,163	294,275	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.66	(b)	11/15/23	Open		367,652	370,311	Corporate Bonds	Open/Demand
BofA Securities, Inc.	0.25		11/16/23	01/11/24		702,202	702,422	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	4.15		11/16/23	01/11/24		135,840	136,545	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	4.25		11/16/23	01/11/24		115,331	115,944	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.10		11/16/23	01/11/24		471,184	474,188	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.15		11/16/23	01/11/24		536,144	539,595	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.15		11/16/23	01/11/24		774,615	779,602	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.20		11/16/23	01/11/24		201,240	202,548	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		11/16/23	01/11/24		72,020	72,493	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		11/16/23	01/11/24		254,788	256,460	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		11/16/23	01/11/24		1,952,499	1,965,312	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24		159,023	160,086	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24		456,262	459,314	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24		1,255,912	1,264,311	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24		230,100	231,639	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		474,187	477,388	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		219,960	221,445	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		576,592	580,484	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		237,150	238,751	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		291,720	293,689	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		674,310	678,862	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		231,713	233,277	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		334,375	336,632	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		255,938	257,665	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		376,687	379,230	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		268,553	270,365	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		169,650	170,795	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		384,038	386,630	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		1,204,545	1,212,676	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		95,710	96,356	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		424,897	427,792	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		550,989	554,742	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		143,529	144,507	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		486,850	490,167	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		277,448	279,338	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		464,519	467,684	Corporate Bonds	Up to 30 Days

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BofA Securities, Inc.	5.45%	11/16/23	01/11/24		$807,525	$ 813,026	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45	11/16/23	01/11/24		441,656	444,665	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45	11/16/23	01/11/24		339,676	341,990	Capital Trusts	Up to 30 Days
BofA Securities, Inc.	5.45	11/16/23	01/11/24		365,582	368,073	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45	11/16/23	01/11/24		495,285	498,659	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		92,795	93,433	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		375,779	378,363	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		313,230	315,383	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		125,258	126,119	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		572,422	576,358	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		284,200	286,154	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		450,640	453,738	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		176,906	178,122	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		757,643	762,852	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		857,495	863,390	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		709,702	714,582	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		1,247,010	1,255,583	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		492,450	495,836	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		728,507	733,516	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		151,753	152,796	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		401,150	403,908	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		1,294,009	1,302,905	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		123,205	124,052	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		476,905	480,184	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		199,956	201,331	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		147,758	148,773	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		1,776,060	1,788,270	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		2,457,397	2,474,292	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		124,781	125,639	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		839,492	845,264	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		518,876	522,444	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		128,669	129,553	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		428,510	431,456	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		172,253	173,437	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		486,855	490,202	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		1,318,165	1,327,228	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		391,875	394,569	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		442,819	445,863	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		129,750	130,642	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		129,600	130,491	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		38,378	38,641	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		97,154	97,822	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	11/16/23	01/11/24		108,045	108,788	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.53	11/16/23	01/11/24		306,195	308,312	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.53	11/16/23	01/11/24		288,694	290,689	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55	11/16/23	01/11/24		248,316	250,039	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55	11/16/23	01/11/24		237,200	238,846	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55	11/16/23	01/11/24		143,550	144,546	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55	11/16/23	01/11/24		233,511	235,131	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55	11/16/23	01/11/24		1,138,125	1,146,021	Capital Trusts	Up to 30 Days
BofA Securities, Inc.	5.55	11/16/23	01/11/24		546,000	549,788	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55	11/16/23	01/11/24		1,015,872	1,022,920	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55	11/16/23	01/11/24		77,044	77,578	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55	11/16/23	01/11/24		184,690	185,971	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55	11/16/23	01/11/24		76,570	77,101	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55	11/16/23	01/11/24		199,413	200,796	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55	11/16/23	01/11/24		248,803	250,529	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.59	11/16/23	01/11/24		326,540	328,822	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.59	11/16/23	01/11/24		317,905	320,126	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.59	11/16/23	01/11/24		317,490	319,708	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.59	11/16/23	01/11/24		426,970	429,953	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.60	11/16/23	01/11/24		122,613	123,471	Corporate Bonds	Up to 30 Days

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BofA Securities, Inc.	5.60%		11/16/23	01/11/24		$304,365	$ 306,496	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.60		11/16/23	01/11/24		252,608	254,376	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.60		11/16/23	01/11/24		238,163	239,830	Capital Trusts	Up to 30 Days
BofA Securities, Inc.	5.60		11/16/23	01/11/24		408,471	411,331	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.60		11/16/23	01/11/24		277,130	279,070	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.60		11/16/23	01/11/24		339,086	341,460	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.65		11/16/23	01/11/24		141,514	142,513	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.65		11/16/23	01/11/24		658,560	663,211	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.65		11/16/23	01/11/24		673,110	677,864	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.65		11/16/23	01/11/24		458,940	462,181	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.65		11/16/23	01/11/24		524,307	528,010	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.65		11/16/23	01/11/24		143,393	144,406	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.65		11/16/23	01/11/24		136,619	137,584	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.65		11/16/23	01/11/24		521,985	525,672	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.65		11/16/23	01/11/24		1,242,460	1,251,235	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.65		11/16/23	01/11/24		1,505,806	1,516,441	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.65		11/16/23	01/11/24		346,156	348,601	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.70		11/16/23	01/11/24		159,600	160,737	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.70		11/16/23	01/11/24		143,520	144,543	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.70		11/16/23	01/11/24		103,213	103,949	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.70		11/16/23	01/11/24		140,434	141,434	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.70		11/16/23	01/11/24		131,091	132,025	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.70		11/16/23	01/11/24		87,203	87,824	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.80		11/16/23	01/11/24		385,673	388,469	Capital Trusts	Up to 30 Days
Merrill Lynch International	5.33		11/16/23	01/11/24		448,011	450,996	Corporate Bonds	Up to 30 Days
Merrill Lynch International	5.55		11/16/23	01/11/24		175,401	176,617	Corporate Bonds	Up to 30 Days
Merrill Lynch International	5.55		11/16/23	01/11/24		178,680	179,919	Corporate Bonds	Up to 30 Days
Merrill Lynch International	5.60		11/16/23	01/11/24		244,118	245,826	Foreign Agency Obligations	Up to 30 Days
Merrill Lynch International	5.60		11/16/23	01/11/24		720,099	725,139	Corporate Bonds	Up to 30 Days
Merrill Lynch International	5.65		11/16/23	01/11/24		347,300	349,753	Corporate Bonds	Up to 30 Days
Merrill Lynch International	5.65		11/16/23	01/11/24		282,578	284,573	Corporate Bonds	Up to 30 Days
Merrill Lynch International	5.70		11/16/23	01/11/24		217,085	218,632	Foreign Agency Obligations	Up to 30 Days
Merrill Lynch International	5.70		11/16/23	01/11/24		241,203	242,921	Corporate Bonds	Up to 30 Days
Credit Agricole Corporate and Investment Bank	5.59	(b)	11/20/23	Open		259,560	261,212	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/20/23	Open		1,946,660	1,959,186	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/21/23	Open		432,905	435,691	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/21/23	Open		281,685	283,497	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/21/23	Open		291,295	293,169	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/21/23	Open		271,180	272,925	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.49		11/22/23	01/10/24		864,957	869,970	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.60		11/22/23	01/11/24		300,598	302,374	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.60		11/22/23	01/11/24		352,774	354,859	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.60		11/22/23	01/11/24		642,042	645,838	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.60		11/22/23	01/11/24		411,355	413,787	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.60		11/22/23	01/11/24		369,940	372,127	Corporate Bonds	Up to 30 Days
Nomura Securities International, Inc.	5.48	(b)	11/24/23	Open		876,645	881,716	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.55		11/28/23	01/10/24		313,495	315,090	Corporate Bonds	Up to 30 Days
TD Securities (USA) LLC	5.55	(b)	11/28/23	Open		1,339,200	1,346,013	Corporate Bonds	Open/Demand
BofA Securities, Inc.	5.60		11/29/23	01/11/24		721,395	724,986	Corporate Bonds	Up to 30 Days
Nomura Securities International, Inc.	5.48	(b)	11/29/23	Open		169,250	170,074	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.65		11/30/23	01/10/24		169,703	170,528	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/30/23	01/11/24		426,750	428,716	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/30/23	01/11/24		182,160	183,007	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/30/23	01/11/24		162,925	163,683	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/30/23	01/11/24		920,254	924,533	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.65		11/30/23	01/11/24		284,724	286,109	Corporate Bonds	Up to 30 Days
BNP Paribas SA	5.45	(b)	11/30/23	Open		188,866	189,753	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	11/30/23	Open		587,757	590,516	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/30/23	Open		128,511	129,118	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.67	(b)	11/30/23	Open		477,000	479,329	Corporate Bonds	Open/Demand
BofA Securities, Inc.	5.40		12/01/23	01/11/24		368,125	369,671	Corporate Bonds	Up to 30 Days

108	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Goldman Sachs & Co. LLC	5.55	% (b)	12/01/23	Open		$620,350	$ 623,028	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/01/23	Open		314,795	316,178	Corporate Bonds	Open/Demand
BofA Securities, Inc.	5.40		12/06/23	01/11/24		82,366	82,675	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.60		12/06/23	01/11/24		297,303	298,459	Corporate Bonds	Up to 30 Days
BNP Paribas SA	5.15	(b)	12/08/23	Open		96,401	96,691	Corporate Bonds	Open/Demand
BNP Paribas SA	5.51	(b)	12/08/23	Open		261,725	262,686	Capital Trusts	Open/Demand
BNP Paribas SA	5.65	(b)	12/08/23	Open		629,625	631,997	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/08/23	Open		297,883	299,005	Capital Trusts	Open/Demand
BNP Paribas SA	5.65	(b)	12/08/23	Open		243,781	244,699	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/08/23	Open		244,388	245,308	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/08/23	Open		247,450	248,382	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/08/23	Open		275,456	276,494	Corporate Bonds	Open/Demand
BNP Paribas SA	5.70	(b)	12/08/23	Open		790,724	793,728	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	5.50	(b)	12/08/23	Open		675,000	677,166	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	5.50	(b)	12/08/23	Open		903,750	906,650	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	5.50	(b)	12/08/23	Open		803,750	806,329	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.40	(b)	12/08/23	Open		917,244	920,133	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/08/23	Open		630,370	632,744	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/08/23	Open		252,540	253,491	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/08/23	Open		222,045	222,881	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/08/23	Open		175,859	176,521	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/08/23	Open		441,787	443,452	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/08/23	Open		278,500	279,549	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/08/23	Open		301,013	302,146	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/08/23	Open		259,899	260,878	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/08/23	Open		224,543	225,388	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/08/23	Open		241,335	242,244	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/08/23	Open		302,475	303,614	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.65		12/12/23	01/10/24		243,428	244,153	Corporate Bonds	Up to 30 Days
BNP Paribas SA	5.30	(b)	12/12/23	Open		887,792	890,276	Corporate Bonds	Open/Demand
BNP Paribas SA	5.30	(b)	12/12/23	Open		464,446	465,745	Corporate Bonds	Open/Demand
BNP Paribas SA	5.32	(b)	12/12/23	Open		906,300	908,845	Corporate Bonds	Open/Demand
BNP Paribas SA	5.37	(b)	12/12/23	Open		150,293	150,718	Corporate Bonds	Open/Demand
BNP Paribas SA	5.39	(b)	12/12/23	Open		297,330	298,176	Corporate Bonds	Open/Demand
BNP Paribas SA	5.39	(b)	12/12/23	Open		194,040	194,592	Corporate Bonds	Open/Demand
BNP Paribas SA	5.41	(b)	12/12/23	Open		388,585	389,695	Corporate Bonds	Open/Demand
BNP Paribas SA	5.42	(b)	12/12/23	Open		133,456	133,838	Corporate Bonds	Open/Demand
BNP Paribas SA	5.44	(b)	12/12/23	Open		255,960	256,695	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/12/23	Open		1,375,000	1,378,955	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/12/23	Open		822,500	824,866	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/12/23	Open		261,800	262,553	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/12/23	Open		133,905	134,290	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/12/23	Open		302,038	302,906	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/12/23	Open		616,560	618,333	Corporate Bonds	Open/Demand
BNP Paribas SA	5.47	(b)	12/12/23	Open		971,992	974,799	Corporate Bonds	Open/Demand
BNP Paribas SA	5.47	(b)	12/12/23	Open		633,987	635,818	Corporate Bonds	Open/Demand
BNP Paribas SA	5.47	(b)	12/12/23	Open		447,165	448,456	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	12/12/23	Open		383,467	384,577	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	12/12/23	Open		600,231	601,967	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	12/12/23	Open		213,233	213,849	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	12/12/23	Open		315,052	315,964	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/12/23	Open		276,799	277,601	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/12/23	Open		93,663	93,934	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/12/23	Open		187,920	188,464	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/12/23	Open		278,760	279,568	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/12/23	Open		483,367	484,768	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/12/23	Open		233,549	234,225	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/12/23	Open		90,781	91,044	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/12/23	Open		226,435	227,091	Corporate Bonds	Open/Demand
BNP Paribas SA	5.50	(b)	12/12/23	Open		1,242,000	1,245,605	Corporate Bonds	Open/Demand
BNP Paribas SA	5.53	(b)	12/12/23	Open		987,500	990,382	Corporate Bonds	Open/Demand
BNP Paribas SA	5.53	(b)	12/12/23	Open		931,250	933,968	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BNP Paribas SA	5.54	% (b)	12/12/23	Open		$1,786,736	$ 1,791,960	Capital Trusts	Open/Demand
BNP Paribas SA	5.56	(b)	12/12/23	Open		524,969	526,509	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/12/23	Open		100,153	100,451	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/12/23	Open		114,021	114,346	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/12/23	Open		274,238	275,055	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/12/23	Open		290,846	291,714	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/12/23	Open		630,120	631,999	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/12/23	Open		215,940	216,584	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/12/23	Open		358,985	360,055	Corporate Bonds	Open/Demand
BNP Paribas SA	5.68	(b)	12/12/23	Open		351,260	352,313	Corporate Bonds	Open/Demand
BNP Paribas SA	5.68	(b)	12/12/23	Open		338,100	339,114	Corporate Bonds	Open/Demand
BNP Paribas SA	5.70	(b)	12/12/23	Open		1,085,000	1,088,264	Capital Trusts	Open/Demand
BNP Paribas SA	5.70	(b)	12/12/23	Open		1,397,812	1,402,018	Capital Trusts	Open/Demand
Credit Agricole Corporate and Investment Bank	5.50	(b)	12/12/23	Open		660,000	661,916	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	5.52	(b)	12/12/23	Open		174,900	175,410	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	5.52	(b)	12/12/23	Open		170,000	170,495	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	5.52	(b)	12/12/23	Open		327,250	328,203	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	5.57	(b)	12/12/23	Open		291,671	292,529	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	5.59	(b)	12/12/23	Open		284,830	285,670	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	5.59	(b)	12/12/23	Open		259,500	260,266	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	5.61	(b)	12/12/23	Open		871,045	873,624	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.25	(b)	12/12/23	Open		336,213	337,145	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.35	(b)	12/12/23	Open		260,363	261,098	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.35	(b)	12/12/23	Open		535,414	536,926	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/12/23	Open		345,530	346,524	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/12/23	Open		300,988	301,853	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/12/23	Open		1,218,814	1,222,320	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		419,662	420,892	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		886,706	889,304	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		228,311	228,980	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		242,688	243,398	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		548,181	549,787	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		516,655	518,168	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		336,810	337,797	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		275,844	276,652	Capital Trusts	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		269,248	270,037	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		318,487	319,420	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		339,040	340,033	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		469,028	470,402	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		399,026	400,195	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.65	(b)	12/12/23	Open		513,922	515,455	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/12/23	Open		202,421	202,992	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/12/23	Open		181,831	182,345	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/12/23	Open		301,560	302,411	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/12/23	Open		115,981	116,309	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/12/23	Open		891,419	893,936	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		120,488	120,836	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		140,893	141,300	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		494,829	496,260	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		189,381	189,929	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		621,075	622,871	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		206,948	207,546	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		105,135	105,439	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		86,103	86,352	Corporate Bonds	Open/Demand

110	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Nomura Securities International, Inc.	5.48	% (b)	12/12/23	Open		$647,669	$ 649,542	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		161,990	162,459	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		271,440	272,225	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		195,543	196,108	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		265,736	266,505	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		285,964	286,791	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		944,444	947,175	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		392,160	393,294	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		354,492	355,518	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		114,210	114,540	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		915,000	917,646	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		268,600	269,377	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		493,190	494,616	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		1,789,745	1,794,921	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.50	(b)	12/12/23	Open		159,803	160,267	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	5.57	(b)	12/12/23	Open		1,336,474	1,340,403	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.62	(b)	12/12/23	Open		260,100	260,871	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.62	(b)	12/12/23	Open		301,624	302,518	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.65	(b)	12/12/23	Open		250,088	250,833	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.65	(b)	12/12/23	Open		112,088	112,422	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.67	(b)	12/12/23	Open		227,486	228,167	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.67	(b)	12/12/23	Open		2,306,781	2,313,684	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.67	(b)	12/12/23	Open		442,417	443,741	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.67	(b)	12/12/23	Open		293,873	294,752	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.67	(b)	12/12/23	Open		337,500	338,510	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.67	(b)	12/12/23	Open		292,950	293,827	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.67	(b)	12/12/23	Open		263,574	264,362	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.67	(b)	12/12/23	Open		493,859	495,337	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/12/23	Open		271,069	271,856	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/12/23	Open		358,956	359,998	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/12/23	Open		798,750	801,069	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/12/23	Open		881,250	883,808	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/12/23	Open		402,375	403,543	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/12/23	Open		407,550	408,733	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/12/23	Open		156,188	156,641	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/12/23	Open		328,950	329,905	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/12/23	Open		349,554	350,568	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.53	(b)	12/12/23	Open		330,187	331,151	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.53	(b)	12/12/23	Open		600,437	602,190	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.53	(b)	12/12/23	Open		1,374,450	1,378,461	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.53	(b)	12/12/23	Open		2,753	2,761	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.53	(b)	12/12/23	Open		215,906	216,536	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.53	(b)	12/12/23	Open		1,450,540	1,454,774	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.63	(b)	12/12/23	Open		239,440	240,151	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.63	(b)	12/12/23	Open		399,912	401,101	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		147,345	147,784	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		482,820	484,260	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		184,388	184,937	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		99,169	99,464	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		271,215	272,024	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		192,300	192,873	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		470,400	471,803	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		394,375	395,551	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		261,056	261,835	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		1,136,621	1,140,011	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		197,188	197,775	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		114,660	115,002	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		356,865	357,929	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		303,000	303,904	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		309,249	310,171	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		118,234	118,586	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		142,275	142,699	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

RBC Capital Markets, LLC	5.65	% (b)	12/12/23	Open		$239,554	$ 240,268	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		302,737	303,640	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		502,292	503,790	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/12/23	Open		166,563	167,059	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.67	(b)	12/12/23	Open		369,615	370,721	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/12/23	Open		467,337	468,692	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/12/23	Open		169,044	169,534	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/12/23	Open		413,337	414,535	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/12/23	Open		201,156	201,739	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/12/23	Open		295,205	296,060	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/12/23	Open		200,385	200,966	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/12/23	Open		246,250	246,964	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/12/23	Open		94,500	94,774	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.50	(b)	12/12/23	Open		1,147,500	1,150,831	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.53	(b)	12/12/23	Open		186,500	187,044	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.60	(b)	12/12/23	Open		149,674	150,116	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.63	(b)	12/12/23	Open		829,400	831,864	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.63	(b)	12/12/23	Open		1,443,015	1,447,303	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.64	(b)	12/12/23	Open		254,820	255,578	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.64	(b)	12/12/23	Open		1,261,065	1,264,819	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/12/23	Open		360,490	361,565	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/12/23	Open		379,102	380,233	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/12/23	Open		87,231	87,491	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/12/23	Open		883,318	885,952	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/12/23	Open		470,475	471,878	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/12/23	Open		559,980	561,650	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/12/23	Open		677,700	679,721	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/12/23	Open		362,040	363,120	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/12/23	Open		258,588	259,359	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/12/23	Open		354,055	355,111	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/12/23	Open		426,250	427,521	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/12/23	Open		311,355	312,283	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/12/23	Open		367,260	368,355	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/12/23	Open		658,559	660,523	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.67	(b)	12/12/23	Open		1,236,968	1,240,669	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.67	(b)	12/12/23	Open		187,750	188,312	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.70	(b)	12/12/23	Open		507,680	509,207	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.50		12/13/23	01/04/24		244,298	244,969	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		12/13/23	01/04/24		160,783	161,225	Foreign Agency Obligations	Up to 30 Days
J.P. Morgan Securities LLC	5.50		12/13/23	01/04/24		155,263	155,690	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		12/13/23	01/04/24		154,751	155,177	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		12/13/23	01/04/24		138,738	139,120	Foreign Agency Obligations	Up to 30 Days
Barclays Capital, Inc.	4.50		12/13/23	01/10/24		369,706	370,538	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		12/13/23	01/11/24		134,835	135,202	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		12/13/23	01/11/24		250,808	251,497	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		12/13/23	01/11/24		419,719	420,873	Corporate Bonds	Up to 30 Days
Goldman Sachs & Co. LLC	5.55	(b)	12/13/23	Open		4,280,557	4,292,436	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.49		12/15/23	01/10/24		390,945	391,780	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	1.00	(b)	12/15/23	Open		197,921	197,998	Corporate Bonds	Open/Demand
BNP Paribas SA	5.43	(b)	12/15/23	Open		182,000	182,384	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/15/23	Open		143,250	143,554	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/15/23	Open		248,453	248,989	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.42	(b)	12/15/23	Open		1,124,762	1,127,133	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.50		12/18/23	01/04/24		201,640	202,040	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.59		12/18/23	01/11/24		460,020	460,949	Corporate Bonds	Up to 30 Days
Credit Agricole Corporate and Investment Bank	5.50	(b)	12/18/23	Open		549,132	550,223	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/18/23	Open		374,062	374,812	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/18/23	Open		812,917	814,576	Corporate Bonds	Open/Demand
BofA Securities, Inc.	5.60		12/19/23	01/11/24		107,975	108,177	Corporate Bonds	Up to 30 Days
Merrill Lynch International	5.75		12/19/23	01/11/24		227,494	227,930	Corporate Bonds	Up to 30 Days
RBC Capital Markets, LLC	5.50	(b)	12/19/23	Open		1,560,960	1,563,822	Corporate Bonds	Open/Demand

112	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BNP Paribas SA	5.47	% (b)	12/20/23	Open		$518,032	$ 518,898	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/20/23	Open		2,478,545	2,482,703	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/20/23	Open		678,080	679,230	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/20/23	Open		520,594	521,477	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/20/23	Open		160,100	160,371	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.64	(b)	12/20/23	Open		549,000	549,946	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.65		12/22/23	01/10/24		718,406	719,534	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	5.65		12/22/23	01/10/24		1,322,205	1,324,280	Corporate Bonds	Up to 30 Days
BNP Paribas SA	5.54	(b)	12/22/23	Open		157,751	157,994	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open		167,580	167,838	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open		89,968	90,106	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open		195,460	195,761	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open		115,544	115,722	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open		164,000	164,252	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/22/23	Open		99,085	99,237	Corporate Bonds	Open/Demand
BNP Paribas SA	5.60	(b)	12/22/23	Open		808,370	809,627	Corporate Bonds	Open/Demand
BNP Paribas SA	5.70	(b)	12/22/23	Open		587,242	588,172	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.62	(b)	12/22/23	Open		1,344,844	1,346,943	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.65	(b)	12/22/23	Open		291,666	292,124	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.67	(b)	12/22/23	Open		1,298,262	1,300,307	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/22/23	Open		783,255	784,452	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/22/23	Open		441,700	442,393	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/22/23	Open		256,525	256,928	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/22/23	Open		317,999	318,498	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/22/23	Open		1,018,145	1,019,743	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.63	(b)	12/22/23	Open		739,100	740,256	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.64	(b)	12/22/23	Open		843,067	844,388	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		858,400	859,747	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		423,162	423,827	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		1,855,544	1,858,456	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		560,869	561,749	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		1,113,970	1,115,718	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		299,268	299,737	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		529,251	530,082	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		1,065,360	1,067,032	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		741,562	742,726	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		647,000	648,015	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		2,553,232	2,557,240	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		282,038	282,480	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		706,929	708,039	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		611,820	612,780	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		862,462	863,816	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		355,020	355,577	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	12/22/23	Open		712,662	713,781	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.66	(b)	12/22/23	Open		589,537	590,464	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.67	(b)	12/22/23	Open		314,449	314,944	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.67	(b)	12/22/23	Open		452,670	453,383	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.70	(b)	12/22/23	Open		859,155	860,515	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.62	(b)	12/26/23	Open		558,512	558,948	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.65	(b)	12/28/23	Open		338,704	338,863	Corporate Bonds	Open/Demand

						$274,930,124	$276,235,400

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Ultra Long Treasury Note	83	03/19/24	$9,795	$434,965
2-Year U.S. Treasury Note	436	03/28/24	89,779	857,634
5-Year U.S. Treasury Note	477	03/28/24	51,885	1,025,555

				2,318,154

Short Contracts
10-Year U.S. Treasury Note	455	03/19/24	51,365	(1,643,646)
U.S. Long Bond	73	03/19/24	9,120	(662,240)
Ultra U.S. Treasury Bond	30	03/19/24	4,008	(360,022)

				(2,665,908)

				$(347,754)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	271,711	EUR	251,523	Westpac Banking Corp.	03/14/24	$(6,742)
USD	78,105	EUR	72,000	Barclays Bank PLC	03/20/24	(1,624)
USD	109,620	EUR	100,000	BNP Paribas SA	03/20/24	(1,114)
USD	104,959	EUR	95,000	Morgan Stanley & Co. International PLC	03/20/24	(239)
USD	6,800,061	EUR	6,197,000	UBS AG	03/20/24	(62,152)
USD	1,197,718	GBP	945,000	State Street Bank and Trust Co.	03/20/24	(7,282)
USD	1,290,241	GBP	1,018,000	State Street Bank and Trust Co.	03/20/24	(7,844)

						$(86,997)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	USD	6,009	$(361,866)	$(77,025)	$(284,841)
CDX.NA.IG.41.V1	1.00	Quarterly	12/20/28	USD	24,430	(482,695)	(369,718)	(112,977)

						$(844,561)	$(446,743)	$(397,818)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation )

Virgin Media Finance PLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B		EUR	10	$780	$603	$177
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	12/20/26	BB		EUR	17	1,507	(460)	1,967
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC Morgan Stanley & Co.	12/20/26	BB		EUR	10	884	274	610
CMA CGM SA	5.00	Quarterly	International PLC	06/20/27	N/R		EUR	30	3,884	5,321	(1,437)
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R		EUR	10	(89)	(787)	698
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R		EUR	2	(18)	(251)	233
Adler Real Estate AG	5.00	Quarterly	Bank of America N.A.	12/20/27	CCC+		EUR	7	(1,405)	(1,346)	(59)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC+		EUR	4	(844)	(792)	(52)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC+		EUR	12	(2,373)	(2,227)	(146)
Adler Real Estate AG	5.00	Quarterly	Citibank N.A.	12/20/27	CCC+		EUR	4	(689)	(664)	(25)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	CCC+		EUR	8	(1,442)	(1,390)	(52)

114	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Adler Real Estate AG	5.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	CCC+		EUR	5	$(1,045)	$(991)	$(54)
United Group B.V.	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	B		EUR	11	498	(1,486)	1,984
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	N/R		EUR	9	(205)	(564)	359
CMBX.NA.15	3.00	Monthly	Morgan Stanley & Co. International PLC	11/15/64	N/R		USD	2,318	(425,642)	(429,959)	4,317

									$(426,199)	$(434,719)	$8,520

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Rate	Frequency	Reference	Frequency

1-Day SOFR, 5.38%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	At Termination	JPMorgan Chase Bank N.A.	N/A	03/20/24	USD	3,200	$46,504	$(36,084)	$82,588

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps (a)	$—	$(446,743)	$—	$(397,818)
OTC Swaps	6,198	(477,001)	92,933	(1,825)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$2,318,154	$—	$2,318,154
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	16,543	—	—	82,588	—	99,131

	$—	$16,543	$—	$—	$2,400,742	$—	$2,417,285

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$2,665,908	$—	$2,665,908
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	86,997	—	—	86,997
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	397,818	—	—	—	—	397,818
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	442,742	—	—	36,084	—	478,826

	$—	$840,560	$—	$86,997	$2,701,992	$—	$3,629,549

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(5,151,654)	$—	$(5,151,654)
Forward foreign currency exchange contracts	—	—	—	(42,027)	—	—	(42,027)
Options purchased (a)	—	(4)	—	—	—	—	(4)
Options written	—	1,036	—	—	—	—	1,036
Swaps	—	(890,712)	—	—	1,779,763	—	889,051

	$—	$(889,680)	$—	$(42,027)	$(3,371,891)	$—	$(4,303,598)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,141,192)	$—	$(1,141,192)
Forward foreign currency exchange contracts	—	—	—	(64,064)	—	—	(64,064)
Swaps	—	230,751	—	—	(2,222,077)	—	(1,991,326)

	$—	$230,751	$—	$(64,064)	$(3,363,269)	$—	$(3,196,582)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$200,375,666
Average notional value of contracts — short	$69,181,813
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$9,650,585
Average amounts sold — in USD	$96,870
Options:
Average notional value of swaption contracts purchased	$—	(a)
Average notional value of swaption contracts written	$—	(a)

116	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Credit default swaps:
Average notional value — buy protection	$25,132,325
Average notional value — sell protection	$2,571,213
Interest rate swaps:
Average notional value — pays fixed rate	$—	(a)
Average notional value — receives fixed rate	$4,800,000
Total return swaps:
Average notional value	$799,965

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$125,117	$8,732
Forward foreign currency exchange contracts	—	86,997
Swaps — centrally cleared	7,650	—
Swaps — OTC (a)	99,131	478,826

Total derivative assets and liabilities in the Statements of Assets and Liabilities	231,898	574,555

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(132,767)	(8,732)

Total derivative assets and liabilities subject to an MNA	$99,131	$565,823

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$1,967	$(1,865)	$—	$—	$102
Barclays Bank PLC	884	(884)	—	—	—
JPMorgan Chase Bank N.A.	86,642	(40,614)	—	—	46,028
Morgan Stanley & Co. International PLC	9,638	(9,638)	—	—	—

	$99,131	$(53,001)	$—	$—	$46,130

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(b)(e)

Bank of America N.A.	$1,865	$(1,865)	$—	$—	$—
Barclays Bank PLC	4,841	(884)	—	(3,957)	—
BNP Paribas SA	1,114	—	—	—	1,114
Citibank N.A.	689	—	—	—	689
JPMorgan Chase Bank N.A.	40,614	(40,614)	—	—	—
Morgan Stanley & Co. International PLC	432,680	(9,638)	—	(423,042)	—
State Street Bank and Trust Co.	15,126	—	—	—	15,126
UBS AG	62,152	—	—	—	62,152
Westpac Banking Corp.	6,742	—	—	—	6,742

	$565,823	$(53,001)	$—	$(426,999)	$85,823

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$35,166,689	$878,506	$36,045,195
Common Stocks
Construction & Engineering	4,305	—	—	4,305
Consumer Finance	—	216,378	—	216,378
Energy Equipment & Services	—	—	—	—
Financial Services	—	133,000	—	133,000
Health Care Providers & Services	—	—	92,408	92,408
Household Products	—	—	—	—
Industrial Conglomerates	—	8	—8
Media	—	—	122,740	122,740
Oil, Gas & Consumable Fuels	—	—	5,468	5,468
Corporate Bonds
Aerospace & Defense	—	15,608,553	—	15,608,553
Automobile Components	—	5,722,167	—	5,722,167
Automobiles	—	2,943,518	—	2,943,518
Banks	—	4,751,215	—	4,751,215
Beverages	—	784,193	—	784,193
Biotechnology	—	106,171	—	106,171
Broadline Retail	—	118,196	—	118,196
Building Products	—	5,172,820	—	5,172,820
Capital Markets	—	2,973,325	—	2,973,325
Chemicals	—	7,454,989	—	7,454,989
Commercial Services & Supplies	—	15,937,250	—	15,937,250
Communications Equipment	—	1,974,946	—	1,974,946
Construction & Engineering	—	2,218,951	—	2,218,951
Construction Materials	—	7,851,487	—	7,851,487
Consumer Finance	109,672	10,785,527	—	10,895,199
Consumer Staples Distribution & Retail	—	4,639,514	—	4,639,514
Containers & Packaging	—	10,532,116	—	10,532,116
Diversified Consumer Services	—	1,941,852	—	1,941,852
Diversified REITs	—	3,545,953	—	3,545,953

118	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Diversified Telecommunication Services	$113,436	$16,446,651	$—	$16,560,087
Electric Utilities	—	4,760,543	—	4,760,543
Electrical Equipment	—	2,251,520	—	2,251,520
Electronic Equipment, Instruments & Components	—	1,776,751	—	1,776,751
Energy Equipment & Services	—	3,495,425	—	3,495,425
Entertainment	—	2,153,513	—	2,153,513
Environmental, Maintenance & Security Service	—	5,323,143	—	5,323,143
Financial Services	—	5,074,458	—	5,074,458
Food Products	—	3,347,315	—	3,347,315
Gas Utilities	—	390,237	—	390,237
Ground Transportation	—	5,642,686	—	5,642,686
Health Care Equipment & Supplies	—	5,214,171	—	5,214,171
Health Care Providers & Services	—	16,116,954	—	16,116,954
Health Care REITs	—	2,554,078	—	2,554,078
Health Care Technology	—	1,939,546	—	1,939,546
Hotel & Resort REITs	—	2,711,327	—	2,711,327
Hotels, Restaurants & Leisure	—	27,141,763	—	27,141,763
Household Durables	—	2,415,855	—	2,415,855
Household Products	—	474,993	—	474,993
Independent Power and Renewable Electricity Producers	—	3,669,763	—	3,669,763
Insurance	—	13,496,008	—	13,496,008
Interactive Media & Services	—	921,747	—	921,747
Internet Software & Services	—	1,292,201	—	1,292,201
IT Services	—	5,394,730	—	5,394,730
Leisure Products	—	610,781	—	610,781
Machinery	—	7,536,773	—	7,536,773
Marine Transportation	—	101,500	—	101,500
Media	—	28,818,572	—	28,818,572
Metals & Mining	—	9,870,188	—	9,870,188
Mortgage Real Estate Investment Trusts (REITs)	—	263,009	—	263,009
Office REITs	—	414,852	—	414,852
Oil, Gas & Consumable Fuels	—	44,907,252	1,127,151	46,034,403
Passenger Airlines	—	3,888,331	—	3,888,331
Personal Care Products	—	266,073	—	266,073
Pharmaceuticals	—	5,117,166	—	5,117,166
Professional Services	—	842,722	—	842,722
Real Estate Management & Development	—	1,411,965	—	1,411,965
Retail REITs	—	144,000	—	144,000
Semiconductors & Semiconductor Equipment	—	5,851,364	—	5,851,364
Software	—	14,348,588	—	14,348,588
Specialized REITs	—	786,839	—	786,839
Specialty Retail	—	1,319,090	—	1,319,090
Technology Hardware, Storage & Peripherals	—	1,052,619	—	1,052,619
Textiles, Apparel & Luxury Goods	—	413,854	—	413,854
Transportation Infrastructure	—	1,025,771	—	1,025,771
Water Utilities	—	895,294	—	895,294
Wireless Telecommunication Services	—	4,925,212	25,891	4,951,103
Floating Rate Loan Interests	—	295,693,397	8,429,727	304,123,124
Foreign Agency Obligations	—	3,335,507	—	3,335,507
Investment Companies	5,835,111	—	—	5,835,111
Non-Agency Mortgage-Backed Securities	—	15,306,929	—	15,306,929
Other Interests	—	—	—	—
Preferred Securities
Capital Trusts	—	27,136,595	—	27,136,595
Preferred Stocks	2,665,887	—	—	2,665,887
U.S. Government Sponsored Agency Securities	—	19,923,706	—	19,923,706
Warrants	6,686	—	—	6,686

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$5,762,133	$—	$—	$5,762,133
Unfunded Floating Rate Loan Interests (a)	—	—	470	470
Liabilities
Investments
TBA Sale Commitments	—	(5,363,516)	—	(5,363,516)

	$14,497,230	$765,428,629	$10,682,361	790,608,220

Investments Valued at NAV (b)				547

				$790,608,767

Derivative Financial Instruments (c)
Assets
Credit Contracts	$—	$10,345	$—	$10,345
Interest Rate Contracts	2,318,154	82,588	—	2,400,742
Liabilities
Credit Contracts	—	(399,643)	—	(399,643)
Foreign Currency Exchange Contracts	—	(86,997)	—	(86,997)
Interest Rate Contracts	(2,665,908)	—	—	(2,665,908)

	$(347,754)	$(393,707)	$—	$(741,461)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $276,235,400 are categorized as Level 2 within the fair value hierarchy.
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests		Unfunded Floating Rate Loan Interests

Assets
Opening balance, as of December 31, 2022	$1,354,025	$6,098	$1,198,484	$3,710,331	$384,933	$—	(a)	$—
Transfers into Level 3 (b)	—	—	124,833	1,657,588	—	—		—
Transfers out of Level 3 (c)	(500,001)	—	—	(1,235,844)	(384,933)	—		—
Accrued discounts/premiums	(25,409)	—	—	179,341	—	—		—
Net realized gain (loss)	—	(100,300)	(197,646)	(41,583)	—	—		—
Net change in unrealized appreciation (depreciation) (d)(e)	49,891	(103,780)	98,621	37,279	—	—		470
Purchases	—	418,983	30,129	5,952,245	—	—		—
Sales	—	(385)	(101,379)	(1,829,630)	—	—		—

Closing balance, as of December 31, 2023	$878,506	$220,616	$1,153,042	$8,429,727	$—	$—	(a)	$470

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 (e)	$49,891	$(203,837)	$98,621	$(18,517)	$—	$—		$470

Total

Assets
Opening balance, as of December 31, 2022	$6,653,871
Transfers into Level 3 (b)	1,782,421
Transfers out of Level 3 (c)	(2,120,778)
Accrued discounts/premiums	153,932
Net realized gain (loss)	(339,529)
Net change in unrealized appreciation (depreciation) (d)(e)	82,481

120	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Limited Duration Income Trust (BLW)

Total

Purchases	$6,401,357
Sales	(1,931,394)

Closing balance, as of December 31, 2023	$10,682,361

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 (e)	$(73,372)

(a)	Rounds to less than $1.
(b)
As of December 31, 2022, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2023, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)
As of December 31, 2022, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2023, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Allegro CLO V Ltd., Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.21%), 6.61%, 10/16/30 (a)(b)	USD	460	$459,968
ALM Ltd., Series 2020-1A, Class D, (3-mo. CME Term SOFR + 6.26%), 11.66%, 10/15/29 (a)(b)		287	280,150
American Homes 4 Rent Trust, Series 2014-SFR2, Class E, 6.23%, 10/17/36 (b)		2,000	1,991,550
Anchorage Capital CLO Ltd., Series 2015-7A, Class D1R2, (3-mo. CME Term SOFR + 3.76%), 9.15%, 01/28/31 (a)(b)		250	244,778
Apidos CLO XXVI, Series 2017-26A, Class A1AR, (3-mo. CME Term SOFR + 1.16%), 6.56%, 07/18/29 (a)(b)		372	371,068
Apidos CLO XXVII, Series 2017-27A, Class A1R, (3-mo. CME Term SOFR + 1.19%), 6.59%, 07/17/30 (a)(b)		214	213,496
Ares LXVIII CLO Ltd., Series 2023-68A, Class E, (3-mo. CME Term SOFR + 8.55%), 13.93%, 04/25/35 (a)(b)		380	380,337
Ares XL CLO Ltd., Series 2016-40A, Class A1RR, (3-mo. CME Term SOFR + 1.13%), 6.53%, 01/15/29 (a)(b)		618	617,225
ARES XLVII CLO Ltd., Series 2018-47A, Class A1, (3-mo. CME Term SOFR + 1.18%), 6.58%, 04/15/30 (a)(b)		232	232,294
Argent Securities Trust, Series 2006-W5, Class A1, (1-mo. Term SOFR + 0.41%), 5.77%, 06/25/36 (a)		3,982	2,554,724
Atrium XIII, Series 13A, Class A2, (3-mo. CME Term SOFR + 1.51%), 6.92%, 11/21/30 (a)(b)		250	247,353
Atrium XV, Series 15A, Class D, (3-mo. CME Term SOFR + 3.26%), 8.67%, 01/23/31 (a)(b)		550	540,577
Bain Capital Credit CLO Ltd., Series 2020-2A, Class DR, (3-mo. CME Term SOFR + 3.56%), 8.96%, 07/19/34 (a)(b)		250	239,939
Ballyrock CLO Ltd. (a)(b)
Series 2020-14A, Class D, (3-mo. CME Term SOFR + 7.26%), 12.68%, 01/20/34		250	250,001
Series 2022-21A, Class D, (3-mo. CME Term SOFR + 8.76%), 14.18%, 10/20/35		500	499,468
Barings CLO Ltd., Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.41%), 8.81%, 07/15/34 (a)(b)		250	243,835
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 2A, (1-mo. Term SOFR + 0.39%), 5.75%, 11/25/36 (a)		866	844,087
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1R2, (3-mo. CME Term SOFR + 1.13%), 6.53%, 07/15/29 (a)(b)		44	44,495
Benefit Street Partners CLO XX Ltd., Series 2020- 20A, Class CR, (3-mo. CME Term SOFR + 2.31%), 7.71%, 07/15/34 (a)(b)		250	248,839
BlueMountain CLO Ltd., Series 2013-2A, Class A1R, (3-mo. CME Term SOFR + 1.44%), 6.85%, 10/22/30 (a)(b)		345	345,454
BlueMountain Fuji U.S. CLO II Ltd., Series 2017-2A, Class A1AR, (3-mo. CME Term SOFR + 1.26%), 6.68%, 10/20/30 (a)(b)		3,099	3,097,920
Carlyle Global Market Strategies CLO Ltd., Series 2015-1A, Class AR3, (3-mo. CME Term SOFR + 1.24%), 6.66%, 07/20/31 (a)(b)		1,580	1,579,680

Security		Par (000)	Value

Asset-Backed Securities (continued)
Carlyle U.S. CLO Ltd. (a)(b)
Series 2018-4A, Class A2, (3-mo. CME Term SOFR + 2.06%), 7.48%, 01/20/31	USD	250	$249,729
Series 2020-2A, Class CR, (3-mo. CME Term SOFR + 3.46%), 8.84%, 01/25/35		250	243,641
Carrington Mortgage Loan Trust (a)
Series 2006-FRE2, Class A2, (1-mo. Term SOFR + 0.23%), 5.59%, 10/25/36		2,768	2,127,978
Series 2006-FRE2, Class A5, (1-mo. Term SOFR + 0.19%), 5.55%, 03/25/35		5,701	4,381,911
CarVal CLO III Ltd., Series 2019-2A, Class E, (3-mo. CME Term SOFR + 6.70%), 12.12%, 07/20/32 (a)(b)		500	479,718
CBAM Ltd., Series 2017-1A, Class A1, (3-mo. CME Term SOFR + 1.51%), 6.93%, 07/20/30 (a)(b)		944	943,902
C-BASS Trust, Series 2006-CB7, Class A4, (1-mo. Term SOFR + 0.43%), 5.79%, 10/25/36 (a)		4,037	2,528,727
Cedar Funding XV CLO Ltd., Series 2022-15A, Class B, (3-mo. CME Term SOFR + 1.80%), 7.22%, 04/20/35 (a)(b)		400	395,002
CIFC Funding Ltd. (a)(b)
Series 2013-4A, Class A1RR, (3-mo. CME Term SOFR + 1.32%), 6.71%, 04/27/31		248	247,664
Series 2014-5A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 6.86%, 10/17/31		550	550,869
Series 2016-1A, Class 1A, (3-mo. CME Term SOFR + 1.96%), 7.37%, 10/21/31		750	746,270
Series 2017-4A, Class A1R, (3-mo. CME Term SOFR + 1.21%), 6.61%, 10/24/30		422	421,222
Series 2020-1A, Class DR, (3-mo. CME Term SOFR + 3.36%), 8.76%, 07/15/36		500	489,694
Series 2022-7A, Class D, (3-mo. CME Term SOFR + 5.35%), 10.76%, 10/22/35		250	250,174
Series 2022-7A, Class E, (3-mo. CME Term SOFR + 8.94%), 14.35%, 10/22/35		500	511,555
Citigroup Mortgage Loan Trust, Series 2006-FX1, Class A7, 7.28%, 10/25/36		326	187,414
Clear Creek CLO, Series 2015-1A, Class DR, (3-mo. CME Term SOFR + 3.21%), 8.63%, 10/20/30 (a)(b)		250	249,887
Countrywide Asset-Backed Certificates Trust, Series 2006-26, Class 1A, (1-mo. Term SOFR + 0.25%), 5.61%, 06/25/37 (a)		495	454,221
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 1A, (1-mo. Term SOFR + 0.25%), 5.62%, 01/15/37 (a)		379	343,808
Deer Creek CLO Ltd., Series 2017-1A, Class A, (3- mo. CME Term SOFR + 1.44%), 6.86%, 10/20/30 (a)(b)		297	297,285
Dryden CLO Ltd., Series 2022-106A, Class E, (3-mo. CME Term SOFR + 8.87%), 14.26%, 10/15/35 (a)(b)		500	501,657
Dryden Senior Loan Fund, Series 2015-37A, Class AR, (3-mo. CME Term SOFR + 1.36%), 6.76%, 01/15/31 (a)(b)		236	236,466
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (3-mo. CME Term SOFR + 1.16%), 6.56%, 04/15/29 (a)(b)		369	368,478
Elmwood CLO 14 Ltd., Series 2022-1A, Class E, (3-mo. CME Term SOFR + 6.35%), 11.77%, 04/20/35 (a)(b)		415	409,330

122	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Elmwood CLO 22 Ltd, Series 2023-1A, Class E, (3- mo. CME Term SOFR + 7.65%), 13.05%, 04/17/36 (a)(b)	USD	500	$500,261
Elmwood CLO IV Ltd., Series 2020-1A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.36%, 04/15/33 (a)(b)		250	249,854
FirstKey Homes Trust, Series 2022-SFR1, Class E1, 5.00%, 05/19/39 (b)		3,800	3,541,513
Flatiron CLO Ltd., Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.21%), 6.61%, 04/17/31 (a)(b)		1,280	1,278,584
Fremont Home Loan Trust (a)
Series 2006-A, Class 2A3, (1-mo. Term SOFR + 0.43%), 5.79%, 05/25/36		4,080	2,348,434
Series 2006-D, Class 2A3, (1-mo. Term SOFR + 0.26%), 5.62%, 11/25/36		6,140	2,081,278
Galaxy CLO Ltd., Series 2023-31A, Class E, (3-mo. CME Term SOFR + 8.43%), 13.82%, 04/15/36 (a)(b)		300	301,088
Galaxy XXI CLO Ltd., Series 2015-21A, Class ER, (3-mo. CME Term SOFR + 5.51%), 10.93%, 04/20/31 (a)(b)		500	469,019
Galaxy XXVI CLO Ltd., Series 2018-26A, Class A, (3-mo. CME Term SOFR + 1.46%), 6.83%, 11/22/31 (a)(b)		750	750,073
Galaxy XXVII CLO Ltd., Series 2018-28A, Class A1, (3-mo. CME Term SOFR + 1.36%), 6.76%, 07/15/31 (a)(b)		487	486,774
Generate CLO Ltd. (a)(b)
Series 2A, Class DR, (3-mo. CME Term SOFR + 2.86%), 8.27%, 01/22/31		600	588,027
Series 2A, Class ER, (3-mo. CME Term SOFR + 5.91%), 11.32%, 01/22/31		250	239,311
Gilbert Park CLO Ltd., Series 2017-1A, Class A, (3- mo. CME Term SOFR + 1.45%), 6.85%, 10/15/30 (a)(b)		425	425,265
GoldenTree Loan Management U.S. CLO Ltd. (a)(b)
Series 2017-2A, Class AR, (3-mo. CME Term SOFR + 1.17%), 6.59%, 11/20/30		855	854,368
Series 2018-3A, Class D, (3-mo. CME Term SOFR + 3.11%), 8.53%, 04/20/30		250	246,257
Series 2019-5A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.23%, 10/20/32		250	249,953
Goldentree Loan Opportunities X Ltd., Series 2015- 10A, Class AR, (3-mo. CME Term SOFR + 1.38%), 6.80%, 07/20/31 (a)(b)		500	500,304
GoldenTree Loan Opportunities X Ltd., Series 2015- 10A, Class DR, (3-mo. CME Term SOFR + 3.31%), 8.73%, 07/20/31 (a)(b)		250	247,592
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, (1-mo. Term SOFR + 0.28%), 5.64%, 04/25/37 (a)		3,273	2,231,575
HPS Loan Management Ltd., Series 8A-2016, Class ER, (3-mo. CME Term SOFR + 5.76%), 11.18%, 07/20/30 (a)(b)		1,000	939,602
LCM XXIV Ltd., Series 24A, Class AR, (3-mo. CME Term SOFR + 1.24%), 6.66%, 03/20/30 (a)(b)		160	159,730
Long Beach Mortgage Loan Trust, Series 2006-7, Class 2A3, (1-mo. Term SOFR + 0.43%), 5.79%, 08/25/36 (a)		4,938	1,926,523
Madison Park Funding LXIII Ltd., Series 2023-63A, Class E, (3-mo. CME Term SOFR + 8.57%), 13.98%, 04/21/35 (a)(b)		350	351,151

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XLVIII Ltd., Series 2021-48A, Class E, (3-mo. CME Term SOFR + 6.51%), 11.91%, 04/19/33 (a)	USD	500	$495,018
Madison Park Funding XVII Ltd., Series 2015-17A, Class DR, (3-mo. CME Term SOFR + 3.86%), 9.27%, 07/21/30 (a)(b)		500	492,682
Madison Park Funding XVIII Ltd., Series 2015-18A, Class DR, (3-mo. CME Term SOFR + 3.21%), 8.62%, 10/21/30 (a)(b)		250	240,111
Madison Park Funding XXIX Ltd. (a)(b)
Series 2018-29A, Class D, (3-mo. CME Term SOFR + 3.26%), 8.66%, 10/18/30		565	556,764
Series 2018-29A, Class E, (3-mo. CME Term SOFR + 5.96%), 11.36%, 10/18/30		500	480,911
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1R, (3-mo. CME Term SOFR + 1.23%), 6.61%, 04/25/29 (a)(b)		957	956,460
Madison Park Funding XXVI Ltd., Series 2007-4A, Class DR, (3-mo. LIBOR US + 3.00%), 8.65%, 07/29/30 (a)(b)		250	247,692
Madison Park Funding XXX Ltd., Series 2018-30A, Class A, (3-mo. CME Term SOFR + 1.01%), 6.41%, 04/15/29 (a)(b)		233	232,364
Madison Park Funding XXXVII Ltd., Series 2019- 37A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.31%, 07/15/33 (a)(b)		800	800,250
MASTR Asset-Backed Securities Trust, Series 2006- HE2, Class A3, (1-mo. Term SOFR + 0.41%), 5.77%, 06/25/36 (a)		6,918	2,447,567
Neuberger Berman CLO XV, Series 2013-15A, Class A1R2, (3-mo. CME Term SOFR + 1.18%), 6.58%, 10/15/29 (a)(b)		474	473,576
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ERR, (3-mo. CME Term SOFR + 6.76%), 12.16%, 07/15/34 (a)(b)		710	697,238
Neuberger Berman Loan Advisers CLO Ltd. (a)(b)
Series 2017-25A, Class AR, (3-mo. CME Term SOFR + 1.19%), 6.59%, 10/18/29		1,349	1,349,811
Series 2017-26A, Class AR, (3-mo. CME Term SOFR + 1.18%), 6.58%, 10/18/30		240	240,030
Series 2020-37A, Class CR, (3-mo. CME Term SOFR + 2.06%), 7.48%, 07/20/31		400	396,322
Series 2021- 46A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.33%, 01/20/36		250	248,855
Neuberger Berman Loan Advisers NBLA CLO Ltd. (a)(b)
Series 2022-52A, Class D, (3-mo. CME Term SOFR + 5.75%), 11.15%, 10/24/35		550	547,208
Series 2022-52A, Class E, (3-mo. CME Term SOFR + 8.81%), 14.21%, 10/24/35		250	254,799
OCP CLO Ltd. (a)(b)
Series 2015-9A, Class A1R2, (3-mo. CME Term SOFR + 1.25%), 6.64%, 01/15/33		550	548,522
Series 2017-13A, Class A1AR, (3-mo. CME Term SOFR + 1.22%), 6.62%, 07/15/30		573	572,161
Series 2017-14A, Class A2, (3-mo. CME Term SOFR + 1.76%), 7.13%, 11/20/30		400	398,801
Series 2019-17A, Class A1R, (3-mo. CME Term SOFR + 1.30%), 6.72%, 07/20/32		500	497,719
Octagon Investment Partners 31 Ltd., Series 2017- 1A, Class E, (3-mo. CME Term SOFR + 6.56%), 11.98%, 07/20/30 (a)(b)		500	463,257

S C H E D U L E O F I N V E S T M E N T S	123

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Octagon Investment Partners 32 Ltd., Series 2017- 1A, Class A1R, (3-mo. CME Term SOFR + 1.21%), 6.61%, 07/15/29 (a)(b)	USD	204	$204,284
Octagon Investment Partners XIV Ltd., Series 2012- 1A, Class AARR, (3-mo. CME Term SOFR + 1.21%), 6.61%, 07/15/29 (a)(b)		305	304,193
Octagon Investment Partners XV Ltd., Series 2013- 1A, Class A1RR, (3-mo. CME Term SOFR + 1.23%), 6.63%, 07/19/30 (a)(b)		2,422	2,418,888
Octagon Investment Partners XVII Ltd., Series 2013- 1A, Class BR2, (3-mo. CME Term SOFR + 1.66%), 7.04%, 01/25/31 (a)(b)		250	248,435
Octagon Investment Partners XXI Ltd., Series 2014- 1A, Class AAR3, (3-mo. CME Term SOFR + 1.26%), 6.64%, 02/14/31 (a)(b)		500	499,183
Octagon Investment Partners XXII Ltd., Series 2014- 1A, Class DRR, (3-mo. CME Term SOFR + 3.01%), 8.42%, 01/22/30 (a)(b)		500	476,235
OHA Credit Partners XI Ltd., Series 2015-11A, Class DR, (3-mo. CME Term SOFR + 3.21%), 8.63%, 01/20/32 (a)(b)		250	246,508
OZLM VII Ltd., Series 2014-7RA, Class A1R, (3-mo. CME Term SOFR + 1.27%), 6.67%, 07/17/29 (a)(b)		314	314,350
OZLM VIII Ltd., Series 2014-8A, Class A1R3, (3-mo. CME Term SOFR + 1.24%), 6.64%, 10/17/29 (a)(b)		556	555,844
OZLM XXI Ltd., Series 2017-21A, Class D, (3-mo. CME Term SOFR + 5.80%), 11.22%, 01/20/31 (a)(b) .		250	232,444
Palmer Square CLO Ltd., Series 2014-1A, Class A1R2, (3-mo. CME Term SOFR + 1.39%), 6.79%, 01/17/31 (a)(b)		487	487,095
Palmer Square Loan Funding Ltd. (a)(b)
Series 2021-1A, Class A1, (3-mo. CME Term SOFR + 1.16%), 6.58%, 04/20/29		168	168,076
Series 2021-3A, Class A1, (3-mo. CME Term SOFR + 1.06%), 6.48%, 07/20/29		804	803,022
Series 2022-1A, Class A1, (3-mo. CME Term SOFR + 1.05%), 6.44%, 04/15/30		189	188,192
Rad CLO Ltd. (a)(b)
Series 2018-1A, Class AR, (3-mo. CME Term SOFR + 1.24%), 6.64%, 07/15/31		643	642,740
Series 2019-6A, Class E, (3-mo. CME Term SOFR + 7.79%), 13.21%, 01/20/33		500	498,150
Series 2022-17A, Class E, (3-mo. CME Term SOFR + 8.30%), 13.72%, 10/20/35		250	250,673
Regatta IX Funding Ltd., Series 2022-1A, Class D, (3-mo. CME Term SOFR + 4.16%), 9.56%, 04/17/30 (a)(b)		250	249,243
Regatta VIII Funding Ltd., Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.51%), 6.91%, 10/17/30 (a)(b)		349	349,024
Regatta XI Funding Ltd., Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.33%), 6.73%, 07/17/31 (a)(b)		239	239,557
Regatta XVIII Funding Ltd., Series 2021-1A, Class B, (3-mo. CME Term SOFR + 1.71%), 7.11%, 01/15/34 (a)(b)		850	845,092
Regatta XXV Funding Ltd., Series 2025, Class E, (3-mo. CME Term SOFR + 8.41%), 13.66%, 07/15/36 (a)		500	512,854
Regional Management Issuance Trust, Series 2021-3, Class A, 3.88%, 10/17/33 (c)		1,110	981,018

Security		Par (000)		Value

Asset-Backed Securities (continued)
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2, 7.00%, 09/25/37	USD	3,499		$1,463,366
Rockford Tower CLO Ltd., Series 2017-2A, Class DR, (3-mo. CME Term SOFR + 3.11%), 8.51%, 10/15/29 (a)(b)		500		492,547
RRX Ltd., Series 2020-1A, Class E, (3-mo. CME Term SOFR + 6.71%), 12.11%, 04/15/33 (a)(b)		500		493,167
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, (1-mo. Term SOFR + 0.51%), 5.87%, 09/25/47 (a)		3,355		3,049,038
Scholar Funding Trust, Series 2013-A, Class R, 0.00%, 01/30/45 (c)		—	(d)	661,984
Signal Peak CLO Ltd., Series 2017-4A, Class XR, (3-mo. CME Term SOFR + 1.21%), 6.59%, 10/26/34 (a)(b)		1,100		1,099,802
SoFi Personal Loan Trust, Series 2023-1, Class A, 6.00%, 11/12/30 (c)		400		401,500
Southwick Park CLO LLC, Series 2019-4A, Class A1R, (3-mo. CME Term SOFR + 1.32%), 6.74%, 07/20/32 (a)(b)		250		249,394
Stratus Static CLO Ltd., Series 2022-3A, Class D, (3-mo. CME Term SOFR + 5.29%), 10.71%, 10/20/31 (a)(b)		500		505,422
Symphony CLO XV Ltd., Series 2014-15A, Class AR3, (3-mo. CME Term SOFR + 1.34%), 6.74%, 01/17/32 (a)(b)		500		499,167
Symphony CLO XXXII Ltd., Series 2022-32A, Class B, (3-mo. CME Term SOFR + 1.85%), 7.26%, 04/23/35 (a)(b)		600		593,595
TCI-Flatiron CLO Ltd., Series 2016-1A, Class AR3, (3-mo. CME Term SOFR + 1.10%), 6.50%, 01/17/32 (a)(b)		1,178		1,174,643
TCI-Symphony CLO Ltd., Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.19%), 6.59%, 07/15/30 (a)(b)		2,206		2,204,511
TICP CLO IX Ltd., Series 2017-9A, Class D, (3-mo. CME Term SOFR + 3.16%), 8.58%, 01/20/31 (a)(b)		250		249,973
TICP CLO VIII Ltd., Series 2017-8A, Class A2R, (3- mo. CME Term SOFR + 1.96%), 7.38%, 10/20/34 (a)(b)		250		248,256
Trestles CLO IV Ltd., Series 2021-4A, Class B1, (3-mo. CME Term SOFR + 1.96%), 7.37%, 07/21/34 (a)(b)		1,000		999,115
Trestles CLO Ltd., Series 2017-1A, Class CR, (3-mo. CME Term SOFR + 3.16%), 8.54%, 04/25/32 (a)(b)		250		243,527
Trimaran Cavu Ltd., Series 2021-1A, Class E, (3-mo. CME Term SOFR + 6.76%), 12.17%, 04/23/32 (a)(b)		375		360,230
Trimaran CAVU Ltd. (a)
Series 2022-1, Class E, (3-mo. CME Term SOFR + 9.08%), 14.49%, 10/22/35		500		500,456
Series 2022-2A, Class D, (3-mo. CME Term SOFR + 6.12%), 11.54%, 01/20/36 (b)		1,100		1,121,662
Series 2022-2A, Class E, (3-mo. CME Term SOFR + 8.81%), 14.23%, 01/20/36 (b)		500		501,309
Series 2023-1, Class E, (3-mo. CME Term SOFR + 8.94%), 14.28%, 07/20/36		500		498,671
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32 (e)	GBP	31		39,721
Voya CLO Ltd. (a)
Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.41%), 8.81%, 07/15/34 (b)	USD	250		242,613

124	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Voya CLO Ltd. (a) (continued)
Series 2022-4, Class E, (3-mo. CME Term SOFR + 7.50%), 12.92%, 10/20/33	USD	350	$346,712
Voya Ltd., Series 2012-4A, Class A1R3, (3-mo. CME Term SOFR + 1.26%), 6.66%, 10/15/30 (a)(b)		405	405,766
WaMu Asset-Backed Certificates WaMu Trust, Series 2007-HE3, Class 2A3, (1-mo. Term SOFR + 0.35%), 5.71%, 05/25/37 (a)		5,565	4,766,961
Whetstone Park CLO Ltd., Series 2021-1A, Class B1, (3-mo. CME Term SOFR + 1.86%), 7.28%, 01/20/35 (a)(b)		275	273,763

Total Asset-Backed Securities — 18.5% (Cost: $107,829,281)			103,150,465

		Shares

Common Stocks

Aerospace & Defense — 0.4%
RTX Corp.		25,650	2,158,191

Building Products — 0.2%
Carrier Global Corp.		25,650	1,473,592

Machinery — 0.2%
Otis Worldwide Corp.		12,825	1,147,453

Total Common Stocks — 0.8% (Cost: $2,964,200)			4,779,236

		Par (000)

Corporate Bonds

Aerospace & Defense — 3.9%
Bombardier, Inc. (b)
7.13%, 06/15/26 (f)	USD	1,023	1,018,224
7.88%, 04/15/27 (f)		222	222,039
6.00%, 02/15/28 (f)		683	665,430
7.50%, 02/01/29 (f)		591	600,798
8.75%, 11/15/30		607	646,275
7.45%, 05/01/34		286	326,040
Embraer Netherlands Finance BV, 7.00%, 07/28/30 (b)		734	766,949
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (b)(f)		864	844,434
Lockheed Martin Corp., 4.09%, 09/15/52 (f)		451	400,659
Northrop Grumman Corp., 3.85%, 04/15/45 (f)		680	571,168
Rolls-Royce PLC, 5.75%, 10/15/27 (b)		1,745	1,747,998
RTX Corp., 3.75%, 11/01/46 (f)		700	555,792
Spirit AeroSystems, Inc. (b)
9.38%, 11/30/29 (f)		621	679,544
9.75%, 11/15/30		531	570,811
TransDigm, Inc. (b)
6.25%, 03/15/26 (f)		6,464	6,452,832
6.75%, 08/15/28 (f)		2,778	2,842,122

Security		Par (000)	Value

Aerospace & Defense (continued)
TransDigm, Inc. (b) (continued)
7.13%, 12/01/31	USD	1,265	$1,325,613
Triumph Group, Inc., 9.00%, 03/15/28 (b)(f)		1,250	1,329,181

			21,565,909

Air Freight & Logistics (f) — 0.2%
FedEx Corp.
3.90%, 02/01/35		500	456,656
4.75%, 11/15/45		500	460,638

			917,294

Automobile Components — 1.3%
Aptiv PLC, 4.40%, 10/01/46 (f)		280	226,606
Clarios Global LP, 6.75%, 05/15/25 (b)		140	141,232
Clarios Global LP/Clarios U.S. Finance Co.
4.38%, 05/15/26 (e)	EUR	423	462,995
6.25%, 05/15/26 (b)(f)	USD	770	770,999
8.50%, 05/15/27 (b)(f)		3,576	3,588,466
6.75%, 05/15/28 (b)(f)		1,121	1,143,661
Dana Financing Luxembourg SARL, 8.50%, 07/15/31 (e)	EUR	100	120,580
Forvia SE, 3.75%, 06/15/28 (e)		100	108,037
Goodyear Tire & Rubber Co.
5.00%, 07/15/29 (f)	USD	132	124,717
5.63%, 04/30/33		137	122,805
IHO Verwaltungs GmbH, (4.63% PIK), 3.88%, 05/15/27 (e)(g)	EUR	100	107,834
Tenneco, Inc., 8.00%, 11/17/28 (b)	USD	32	27,320
ZF Europe Finance BV, 6.13%, 03/13/29 (e)	EUR	100	117,189
ZF Finance GmbH, 2.00%, 05/06/27 (e)		100	101,864

			7,164,305

Automobiles — 0.7%
Asbury Automotive Group, Inc.
4.50%, 03/01/28	USD	22	20,894
5.00%, 02/15/32 (b)		168	152,679
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (b)		231	228,690
Ford Motor Co. (f)
3.25%, 02/12/32		113	93,983
6.10%, 08/19/32		331	333,658
General Motors Co., 6.25%, 10/02/43 (f)		2,194	2,238,150
LCM Investments Holdings II LLC (b)
4.88%, 05/01/29		55	51,090
8.25%, 08/01/31		328	342,335
RCI Banque SA, (5-year EUR Swap + 2.85%), 2.63%, 02/18/30 (a)(e)	EUR	100	106,752
TML Holdings Pte. Ltd., 4.35%, 06/09/26 (e)(f)	USD	200	189,813
Wabash National Corp., 4.50%, 10/15/28 (b)(f)		281	253,551

			4,011,595

Banks — 1.4%
Banco BPM SpA (a)
(3-mo. EURIBOR + 2.80%), 6.00%, 06/14/28	EUR	150	173,229
(5-year EUR Swap + 3.17%), 2.88%, 06/29/31 (e)		100	104,323
Banco de Sabadell SA, (1-year EUR Swap + 2.40%), 5.25%, 02/07/29 (a)(e)		100	113,943
Banco Santander SA, 6.92%, 08/08/33	USD	400	426,266
Bangkok Bank PCL/Hong Kong
5.50%, 09/21/33		271	278,417
(5-year CMT + 4.73%), 5.00% (a)		505	486,063
Barclays PLC, 5.20%, 05/12/26 (f)		200	198,704

S C H E D U L E O F I N V E S T M E N T S	125

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Citigroup, Inc., (1-day SOFR + 2.66%), 6.17%, 05/25/34 (a)(f)	USD	560	$579,474
Commerzbank AG, (5-year EUR Swap + 6.36%), 6.13% (a)(e)(h)	EUR	200	212,786
Credit Suisse AG/New York, 5.00%, 07/09/27 (f)	USD	900	900,190
Deutsche Bank AG/New York, (1-day SOFR + 3.18%), 6.72%, 01/18/29 (a)(f)		815	853,473
Freedom Mortgage Corp.
12.00%, 10/01/28 (b)		134	146,345
12.25%, 10/01/30		133	146,002
HSBC Holdings PLC, 4.38%, 11/23/26 (f)		370	361,443
Intesa Sanpaolo SpA, 5.71%, 01/15/26 (b)(f)		200	198,998
JPMorgan Chase & Co., (3-mo. CME Term SOFR + 1.21%), 3.51%, 01/23/29 (a)(f)		2,250	2,132,034
Northern Trust Corp., 6.13%, 11/02/32 (f)		169	181,478
Standard Chartered PLC, (5-year USD ICE Swap + 1.97%), 4.87%, 03/15/33 (a)(b)(f)		500	468,170

			7,961,338

Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46 (f)		2,160	2,117,321

Biotechnology — 0.2%
Amgen, Inc., 2.80%, 08/15/41 (f)		250	181,777
Cidron Aida Finco SARL, 5.00%, 04/01/28 (e)	EUR	100	106,171
Gilead Sciences, Inc., 4.75%, 03/01/46 (f)	USD	700	667,015

			954,963

Broadline Retail — 0.0%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (b)		155	148,947

Building Products — 1.3%
Advanced Drainage Systems, Inc. (b)
5.00%, 09/30/27		373	359,945
6.38%, 06/15/30 (f)		522	525,912
Beacon Roofing Supply, Inc. (b)
4.13%, 05/15/29		159	144,953
6.50%, 08/01/30 (f)		377	385,472
Foundation Building Materials, Inc., 6.00%, 03/01/29 (b)		104	93,509
GYP Holdings III Corp., 4.63%, 05/01/29 (b)		472	430,890
Lowe’s Cos., Inc., 4.65%, 04/15/42 (f)		400	372,179
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (b)		111	108,864
SRS Distribution, Inc. (b)
4.63%, 07/01/28		1,047	993,285
6.13%, 07/01/29 (f)		718	680,686
6.00%, 12/01/29 (f)		1,204	1,122,617
White Cap Buyer LLC, 6.88%, 10/15/28 (b)(f)		1,663	1,609,804
White Cap Parent LLC, (8.25% Cash or 9.00% PIK), 8.25%, 03/15/26 (b)(f)(g)		309	307,564

			7,135,680

Capital Markets — 0.8%
Ares Capital Corp., 7.00%, 01/15/27		185	190,290
Aretec Group, Inc., 10.00%, 08/15/30 (b)		130	138,145
Blackstone Private Credit Fund 7.05%, 09/29/25		103	104,821
3.25%, 03/15/27		97	88,983
Blue Owl Capital Corp.
3.75%, 07/22/25 (f)		238	227,961
3.40%, 07/15/26		83	77,164

Security		Par (000)	Value

Capital Markets (continued)
Blue Owl Capital Corp. II, 8.45%, 11/15/26	USD	196	$201,928
Blue Owl Credit Income Corp.
3.13%, 09/23/26		56	51,141
7.75%, 09/16/27 (f)		395	407,263
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (b)(f)		273	257,882
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 05/15/26		563	537,164
5.25%, 05/15/27 (f)		1,071	961,998
9.75%, 01/15/29		391	398,898
4.38%, 02/01/29 (f)		272	227,136
Oaktree Strategic Credit Fund, 8.40%, 11/14/28		218	229,623
Raymond James Financial, Inc., 4.95%, 07/15/46 (f)		400	373,156

			4,473,553

Chemicals — 1.8%
Ashland LLC, 3.38%, 09/01/31 (b)		37	31,891
Avient Corp., 7.13%, 08/01/30 (b)		141	146,677
Axalta Coating Systems Dutch Holding B BV, 7.25%, 02/15/31 (b)		358	375,446
Axalta Coating Systems LLC, 3.38%, 02/15/29 (b)(f)		245	219,870
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (b)		600	583,067
Braskem Idesa SAPI, 6.99%, 02/20/32 (b)		305	172,362
Braskem Netherlands Finance BV, 8.50%, 01/12/31 (b)		203	189,297
Celanese U.S. Holdings LLC, 6.70%, 11/15/33		129	139,913
Chemours Co. (b)
5.75%, 11/15/28		113	107,633
4.63%, 11/15/29		227	199,296
Element Solutions, Inc., 3.88%, 09/01/28 (b)		2,001	1,842,194
HB Fuller Co., 4.25%, 10/15/28		141	131,843
Herens Holdco SARL, 4.75%, 05/15/28 (b)		471	386,402
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28 (b)(f)		423	404,472
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26 (b)(g)		349	259,728
Kronos International, Inc., 3.75%, 09/15/25 (e)	EUR	100	105,510
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29 (b)	USD	170	143,758
Minerals Technologies, Inc., 5.00%, 07/01/28 (b)		218	209,648
Olympus Water U.S. Holding Corp.
9.63%, 11/15/28 (e)	EUR	100	118,123
9.75%, 11/15/28 (b)	USD	1,098	1,165,409
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26 (b)(f)		305	292,779
Scotts Miracle-Gro Co.
4.50%, 10/15/29		115	102,179
4.38%, 02/01/32		32	27,041
Sherwin-Williams Co., 4.50%, 06/01/47 (f)		310	283,537
SK Invictus Intermediate II SARL, 5.00%, 10/30/29 (b) .		586	508,355
WR Grace Holdings LLC (b)
4.88%, 06/15/27		177	170,292
5.63%, 08/15/29 (f)		1,459	1,283,857
7.38%, 03/01/31		445	445,136

			10,045,715

Commercial Services & Supplies — 3.5%
ADT Security Corp. (b)
4.13%, 08/01/29		35	33,336
4.88%, 07/15/32		173	160,023

126	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26 (b)	USD	222	$219,904
Allied Universal Holdco LLC/Allied Universal Finance Corp. (b)(f)
6.63%, 07/15/26		2,652	2,638,074
9.75%, 07/15/27		909	890,726
6.00%, 06/01/29		1,655	1,349,312
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL
4.63%, 06/01/28 (b)		2,466	2,249,295
4.88%, 06/01/28 (e)	GBP	100	107,071
APi Group DE, Inc. (b)
4.13%, 07/15/29	USD	168	152,873
4.75%, 10/15/29		128	120,233
APX Group, Inc., 5.75%, 07/15/29 (b)(f)		342	318,831
Ashtead Capital, Inc., 5.95%, 10/15/33 (b)(f)		280	285,264
Fortress Transportation and Infrastructure Investors LLC
6.50%, 10/01/25 (b)		831	828,339
9.75%, 08/01/27 (b)		487	506,480
5.50%, 05/01/28 (b)(f)		972	934,717
7.88%, 12/01/30		943	982,398
Garda World Security Corp. (b)
4.63%, 02/15/27		437	421,351
9.50%, 11/01/27		139	140,133
7.75%, 02/15/28 (f)		781	808,030
6.00%, 06/01/29		34	30,477
Herc Holdings, Inc., 5.50%, 07/15/27 (b)(f)		838	827,372
Inter Media and Communication SpA, 6.75%, 02/09/27 (e)	EUR	100	106,053
Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc., 5.00%, 02/01/26 (b)	USD	114	113,829
Metis Merger Sub LLC, 6.50%, 05/15/29 (b)(f)		158	142,884
Neptune Bidco U.S., Inc., 9.29%, 04/15/29 (b)		230	214,474
NESCO Holdings II, Inc., 5.50%, 04/15/29 (b)		305	282,000
Paprec Holding SA, 7.25%, 11/17/29 (e)	EUR	100	118,261
Prime Security Services Borrower LLC/Prime Finance, Inc. (b)
5.25%, 04/15/24	USD	24	23,793
5.75%, 04/15/26		562	565,045
6.25%, 01/15/28 (f)		268	266,437
Rekeep SpA, 7.25%, 02/01/26 (e)	EUR	100	98,678
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29 (b)(f) .	USD	690	596,753
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25 (e)	EUR	100	107,788
United Rentals North America, Inc.
5.50%, 05/15/27	USD	173	173,382
6.00%, 12/15/29 (b)(f)		2,121	2,153,383
Verisure Holding AB (e) 3.25%, 02/15/27	EUR	100	105,762
9.25%, 10/15/27		100	118,428
Williams Scotsman, Inc., 7.38%, 10/01/31	USD	412	432,088

			19,623,277

Communications Equipment — 0.3%
CommScope Technologies LLC, 6.00%, 06/15/25 (b)(f)		525	427,875
CommScope, Inc. (b)(f)
6.00%, 03/01/26		486	433,260
4.75%, 09/01/29		257	172,551

Security		Par (000)	Value

Communications Equipment (continued)
Viasat, Inc.
5.63%, 09/15/25 (b)	USD	660	$643,526
5.63%, 04/15/27 (b)(f)		248	239,940
7.50%, 05/30/31		68	53,380

			1,970,532

Construction & Engineering — 0.5%
Arcosa, Inc., 4.38%, 04/15/29 (b)		477	444,268
Brand Industrial Services, Inc., 10.38%, 08/01/30 (f)		1,928	2,038,918
Pike Corp., 8.63%, 01/31/31 (b)		117	122,948

			2,606,134

Construction Materials — 1.7%
BCPE Empire Holdings, Inc., 7.63%, 05/01/27 (b)		425	409,813
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28 (b) .		295	299,434
Emerald Debt Merger Sub LLC 6.38%, 12/15/30 (b)	EUR	205	241,710
6.38%, 12/15/30 (e)		100	117,907
6.63%, 12/15/30 (b)	USD	3,488	3,562,539
HT Troplast GmbH, 9.38%, 07/15/28	EUR	100	111,981
Jeld-Wen, Inc., 4.63%, 12/15/25 (b)	USD	365	353,137
Masonite International Corp., 5.38%, 02/01/28 (b)(f)		161	154,560
New Enterprise Stone & Lime Co., Inc. (b)
5.25%, 07/15/28		103	98,253
9.75%, 07/15/28		48	48,000
Resideo Funding, Inc., 4.00%, 09/01/29 (b)		77	67,183
Ritchie Bros Holdings, Inc., 6.75%, 03/15/28 (b)		102	105,016
Smyrna Ready Mix Concrete LLC
6.00%, 11/01/28 (b)(f)		692	681,329
8.88%, 11/15/31		939	987,054
Standard Industries, Inc./New Jersey
2.25%, 11/21/26 (e)	EUR	131	136,302
5.00%, 02/15/27 (b)	USD	94	91,644
4.75%, 01/15/28 (b)		115	110,710
4.38%, 07/15/30 (b)(f)		1,068	980,839
3.38%, 01/15/31 (b)		125	107,534
Summit Materials LLC/Summit Materials Finance Corp. (b)
5.25%, 01/15/29		40	38,700
7.25%, 01/15/31		612	644,867

			9,348,512

Consumer Finance — 2.7%
Block, Inc.
2.75%, 06/01/26		845	796,860
3.50%, 06/01/31 (f)		2,157	1,915,310
Bread Financial Holdings, Inc., 9.75%, 03/15/29 (b)		182	188,675
Capital One Financial Corp., (1-day SOFR + 2.86%), 6.38%, 06/08/34 (a)(f)		130	133,796
Ford Motor Credit Co. LLC
2.75%, 06/14/24	GBP	105	131,905
4.39%, 01/08/26	USD	1,250	1,215,492
6.86%, 06/05/26	GBP	108	141,910
7.35%, 03/06/30	USD	394	423,274
7.20%, 06/10/30 (f)		861	917,005
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31 (b)(f)		2,305	2,435,745
Navient Corp.
5.50%, 03/15/29 (f)		268	247,134
9.38%, 07/25/30		241	252,490
OneMain Finance Corp.
6.88%, 03/15/25 (f)		362	366,445
7.13%, 03/15/26 (f)		422	429,929
3.50%, 01/15/27		389	359,998

S C H E D U L E O F I N V E S T M E N T S	127

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
OneMain Finance Corp. (continued)
6.63%, 01/15/28	USD	285	$287,719
9.00%, 01/15/29 (f)		411	434,521
5.38%, 11/15/29 (f)		131	122,668
7.88%, 03/15/30		507	521,891
4.00%, 09/15/30		267	228,487
Sabre GLBL, Inc., 8.63%, 06/01/27		778	707,995
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26 (b)(f)		819	796,404
Shift4 Payments, Inc., 0.00%, 12/15/25 (i)(j)		219	242,959
Verscend Escrow Corp., 9.75%, 08/15/26 (b)(f)		2,007	2,021,105

			15,319,717

Consumer Staples Distribution & Retail — 1.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (b)
3.25%, 03/15/26		65	61,328
7.50%, 03/15/26		127	129,359
4.63%, 01/15/27		1,035	1,006,230
5.88%, 02/15/28 (f)		377	377,253
6.50%, 02/15/28		199	201,378
3.50%, 03/15/29		309	280,566
4.88%, 02/15/30 (f)		320	306,344
Bellis Acquisition Co. PLC (e) 3.25%, 02/16/26	GBP	100	118,021
4.50%, 02/16/26		100	120,391
BRF GmbH, 4.35%, 09/29/26 (e)	USD	200	187,890
Lamb Weston Holdings, Inc. (b)(f)
4.13%, 01/31/30		368	339,270
4.38%, 01/31/32		474	432,418
Market Bidco Finco PLC, 5.50%, 11/04/27 (e)	GBP	100	112,169
Performance Food Group, Inc., 4.25%, 08/01/29 (b)(f)	USD	509	466,851
Post Holdings, Inc. (b)
4.63%, 04/15/30 (f)		397	365,178
4.50%, 09/15/31		42	37,638
Premier Foods Finance PLC, 3.50%, 10/15/26 (e)	GBP	100	118,326
U.S. Foods, Inc. (b)
6.88%, 09/15/28	USD	254	261,458
4.75%, 02/15/29 (f)		427	405,541
4.63%, 06/01/30		51	47,530
7.25%, 01/15/32 (f)		306	319,070
United Natural Foods, Inc., 6.75%, 10/15/28 (b)		44	35,620
Walgreens Boots Alliance, Inc.
3.20%, 04/15/30		40	35,211
4.80%, 11/18/44		128	106,647
4.10%, 04/15/50		192	139,425

			6,011,112

Containers & Packaging — 2.4%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (b)
6.00%, 06/15/27 (f)		736	733,363
3.25%, 09/01/28		200	174,965
4.00%, 09/01/29 (f)		1,600	1,354,362
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.25%, 04/30/25 (b)		400	389,009
2.13%, 08/15/26 (e)	EUR	243	238,520
4.13%, 08/15/26 (b)	USD	669	610,463
5.25%, 08/15/27 (b)		255	198,101
Ball Corp., 6.00%, 06/15/29 (f)		249	254,272

Security		Par (000)	Value

Containers & Packaging (continued)
Canpack SA/Canpack U.S. LLC, 3.13%, 11/01/25 (b)(f)	USD	211	$200,582
Clydesdale Acquisition Holdings, Inc. (b)
6.63%, 04/15/29 (f)		671	659,975
8.75%, 04/15/30		1,004	936,096
Crown Americas LLC, 5.25%, 04/01/30		31	30,530
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		74	71,780
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (f)		258	255,548
Graphic Packaging International LLC, 2.63%, 02/01/29 (e)	EUR	195	198,254
Kleopatra Finco SARL, 4.25%, 03/01/26 (e)		100	90,698
LABL, Inc. (b)
5.88%, 11/01/28 (f)	USD	280	253,687
9.50%, 11/01/28		567	572,670
Mauser Packaging Solutions Holding Co. (b)
7.88%, 08/15/26 (f)		4,200	4,274,260
9.25%, 04/15/27		80	78,524
OI European Group BV, 6.25%, 05/15/28	EUR	150	173,210
Owens-Brockway Glass Container, Inc. (b)
6.63%, 05/13/27	USD	51	51,006
7.25%, 05/15/31 (f)		221	224,070
Sealed Air Corp., 5.00%, 04/15/29 (b)		77	74,460
Sealed Air Corp./Sealed Air Corp. U.S., 6.13%, 02/01/28 (b)(f)		227	228,955
Trident TPI Holdings, Inc., 12.75%, 12/31/28 (b)		16	17,120
Trivium Packaging Finance BV (b)
5.50%, 08/15/26		800	784,887
8.50%, 08/15/27 (f)		200	196,100

			13,325,467

Diversified Consumer Services — 0.5%
Graham Holdings Co., 5.75%, 06/01/26 (b)		135	134,188
Grand Canyon University, 5.13%, 10/01/28		249	222,646
Service Corp. International (f)
5.13%, 06/01/29		107	104,860
4.00%, 05/15/31		503	450,437
Sotheby’s, 7.38%, 10/15/27 (b)(f)		1,730	1,668,405

			2,580,536

Diversified REITs — 1.1%
American Tower Corp., 2.30%, 09/15/31 (f)		1,000	826,827
GLP Capital LP/GLP Financing II, Inc.
3.25%, 01/15/32		698	589,288
6.75%, 12/01/33		235	253,525
HAT Holdings I LLC/HAT Holdings II LLC, 8.00%, 06/15/27		145	150,995
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32 (b)		353	323,340
SBA Communications Corp.
3.13%, 02/01/29 (f)		1,435	1,289,343
3.88%, 02/15/27		73	70,103
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28 (b)		1,162	1,178,041
VICI Properties LP, 4.95%, 02/15/30		186	180,479
VICI Properties LP/VICI Note Co., Inc. (b)
4.63%, 12/01/29		696	655,806
4.13%, 08/15/30		488	444,532

			5,962,279

128	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services — 3.8%
AT&T, Inc. (f)
4.65%, 06/01/44	USD	111	$98,808
4.75%, 05/15/46		2,545	2,300,312
Cablevision Lightpath LLC (b)
3.88%, 09/15/27		418	367,065
5.63%, 09/15/28		401	316,032
Cellnex Telecom SA, 2.13%, 08/11/30	EUR	100	113,436
Frontier Communications Holdings LLC (b)
5.88%, 10/15/27	USD	405	391,271
5.00%, 05/01/28		1,139	1,052,637
8.75%, 05/15/30		1,653	1,700,455
8.63%, 03/15/31		109	111,137
Iliad Holding SASU (b)(f) 6.50%, 10/15/26		1,722	1,718,631
7.00%, 10/15/28		438	435,849
Kaixo Bondco Telecom SA, 5.13%, 09/30/29 (e)	EUR	117	120,444
Level 3 Financing, Inc.
3.40%, 03/01/27	USD	1,339	1,285,440
4.63%, 09/15/27		1,352	811,200
3.63%, 01/15/29		128	65,280
10.50%, 05/15/30		1,605	1,556,344
Level 3 New Money TSA, 11.00%, 11/15/29 (k)		945	944,585
Lumen Technologies, Inc., 4.00%, 02/15/27		611	394,321
Network i2i Ltd., (5-year CMT + 4.27%), 5.65% (a)(e)(f)(h)		250	245,781
Sable International Finance Ltd., 5.75%, 09/07/27 (b)(f)		200	189,310
SoftBank Group Corp. (e)
4.50%, 04/20/25	EUR	100	109,500
3.88%, 07/06/32		100	94,150
Telecom Italia Capital SA
6.38%, 11/15/33	USD	176	172,147
6.00%, 09/30/34		698	662,875
7.20%, 07/18/36		320	321,224
7.72%, 06/04/38		72	73,321
Telecom Italia SpA/Milano
5.30%, 05/30/24 (b)		202	201,060
2.75%, 04/15/25 (e)	EUR	100	107,370
7.88%, 07/31/28 (e)		100	122,428
1.63%, 01/18/29 (e)		100	95,119
Verizon Communications, Inc. (f)
4.50%, 08/10/33	USD	500	487,732
3.70%, 03/22/61		1,250	954,938
Zayo Group Holdings, Inc. (b)(f)
4.00%, 03/01/27		3,450	2,766,122
6.13%, 03/01/28		906	665,421

			21,051,745

Electric Utilities — 1.2%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30 (e)		219	183,418
Duke Energy Corp., 4.80%, 12/15/45 (f)		1,500	1,364,190
Enel Finance International NV, 3.63%, 05/25/27 (b)(f)		1,250	1,194,278
FirstEnergy Corp., 2.65%, 03/01/30		68	58,747
Mong Duong Finance Holdings BV, 5.13%, 05/07/29 .		231	213,856
NextEra Energy Operating Partners LP 4.25%, 07/15/24 (b)		205	202,674
4.25%, 09/15/24 (b)		11	10,643
3.88%, 10/15/26 (b)		86	81,882
7.25%, 01/15/29		219	229,273
Pacific Gas and Electric Co., 6.95%, 03/15/34 (f)		630	691,998

Security		Par (000)	Value

Electric Utilities (continued)
Palomino Funding Trust I, 7.23%, 05/17/28 (b)(f)	USD	250	$263,289
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28 (b)		407	384,965
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33 (e)		162	161,197
Talen Energy Supply LLC, 8.63%, 06/01/30 (b)		174	184,881
TransAlta Corp., 7.75%, 11/15/29		142	150,816
Virginia Electric and Power Co., Series A, 6.00%, 05/15/37 (f)		750	806,184
Vistra Operations Co. LLC (b)
7.75%, 10/15/31		480	498,523
6.95%, 10/15/33		300	315,731

			6,996,545

Electrical Equipment (b) — 0.5%
Regal Rexnord Corp.
6.05%, 04/15/28 (f)		640	647,857
6.30%, 02/15/30		265	271,866
6.40%, 04/15/33 (f)		275	286,624
WESCO Distribution, Inc.
7.13%, 06/15/25		830	836,061
7.25%, 06/15/28 (f)		573	588,944

			2,631,352

Electronic Equipment, Instruments & Components — 0.7%
Coherent Corp., 5.00%, 12/15/29 (b)(f)		610	579,351
Corning, Inc., 4.38%, 11/15/57 (f)		1,915	1,672,968
Imola Merger Corp., 4.75%, 05/15/29 (b)		582	552,960
Sensata Technologies BV, 5.88%, 09/01/30 (b)		309	306,997
Sensata Technologies, Inc. (b)
4.38%, 02/15/30		1,066	988,675
3.75%, 02/15/31		26	22,899

			4,123,850

Energy Equipment & Services — 0.9%
Archrock Partners LP/Archrock Partners Finance Corp. (b)
6.88%, 04/01/27		381	381,952
6.25%, 04/01/28 (f)		1,088	1,071,680
Borr IHC Ltd./Borr Finance
10.00%, 11/15/28		415	433,687
10.38%, 11/15/30		256	264,080
EDO Sukuk Ltd., 5.88%, 09/21/33		250	257,344
Oceaneering International, Inc., 6.00%, 02/01/28 (b)		92	89,174
Patterson-UTI Energy, Inc., 7.15%, 10/01/33		135	143,019
Seadrill Finance Ltd., 8.38%, 08/01/30		200	208,666
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		516	513,824
6.88%, 09/01/27		760	750,992
Vallourec SACA, 8.50%, 06/30/26 (e)	EUR	44	48,810
Weatherford International Ltd. (b)
6.50%, 09/15/28	USD	182	188,337
8.63%, 04/30/30 (f)		538	561,704

			4,913,269

Entertainment (b) — 0.5%
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29		303	226,674
Live Nation Entertainment, Inc.
5.63%, 03/15/26		58	57,470
6.50%, 05/15/27 (f)		1,676	1,705,367

S C H E D U L E O F I N V E S T M E N T S	129

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment (continued)
Live Nation Entertainment, Inc. (continued)
4.75%, 10/15/27 (f)	USD	618	$592,560
3.75%, 01/15/28		253	235,946

			2,818,017

Environmental, Maintenance & Security Service — 1.1%
Clean Harbors, Inc. (b)
4.88%, 07/15/27		297	291,028
5.13%, 07/15/29		149	142,423
6.38%, 02/01/31		142	144,280
Covanta Holding Corp.
4.88%, 12/01/29 (b)		181	158,138
5.00%, 09/01/30		91	77,456
GFL Environmental, Inc. (b)
4.25%, 06/01/25		22	21,675
3.75%, 08/01/25		402	392,596
5.13%, 12/15/26		496	490,743
4.00%, 08/01/28		567	524,131
3.50%, 09/01/28		259	239,332
4.75%, 06/15/29 (f)		483	454,967
4.38%, 08/15/29 (f)		403	371,922
6.75%, 01/15/31		887	913,859
Tervita Corp., 11.00%, 12/01/25 (b)		147	154,350
Waste Pro USA, Inc., 5.50%, 02/15/26 (b)		1,690	1,626,625

			6,003,525

Financial Services — 1.2%
Aircastle Ltd., 6.50%, 07/18/28 (b)(f)		177	180,490
ASG Finance Designated Activity Co., 7.88%, 12/03/24 (b)		262	255,450
Castlelake Aviation Finance DAC, 5.00%, 04/15/27 (b)		44	41,191
GGAM Finance Ltd. (b)
7.75%, 05/15/26		58	58,870
8.00%, 02/15/27		578	592,473
8.00%, 06/15/28		177	183,124
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24 (b)(g)		285	267,768
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 08/15/28 (b)(f)		415	371,458
Macquarie Airfinance Holdings Ltd., 8.13%, 03/30/29		257	268,622
MGIC Investment Corp., 5.25%, 08/15/28		216	210,258
Nationstar Mortgage Holdings, Inc. (b)
5.00%, 02/01/26		1,861	1,819,980
6.00%, 01/15/27 (f)		237	235,223
5.13%, 12/15/30 (f)		241	217,896
5.75%, 11/15/31		170	158,509
PennyMac Financial Services, Inc., 7.88%, 12/15/29 .		367	377,778
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. (b)
2.88%, 10/15/26 (f)		1,123	1,035,967
3.88%, 03/01/31		201	176,779
4.00%, 10/15/33		104	88,351

			6,540,187

Food Products — 1.0%
Aramark International Finance SARL, 3.13%, 04/01/25 (e)	EUR	200	218,905
Aramark Services, Inc., 5.00%, 02/01/28 (b)(f)	USD	1,272	1,233,891
B&G Foods, Inc., 8.00%, 09/15/28		148	155,406
Chobani LLC/Chobani Finance Corp., Inc. (b)
7.50%, 04/15/25 (f)		1,694	1,685,530
4.63%, 11/15/28		1,233	1,152,620

Security		Par (000)	Value

Food Products (continued)
Darling Global Finance BV, 3.63%, 05/15/26 (e)	EUR	156	$169,912
Darling Ingredients, Inc., 6.00%, 06/15/30 (b)	USD	557	557,412
Minerva Luxembourg SA, 8.88%, 09/13/33		203	214,675

			5,388,351

Gas Utilities (b) — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp., 9.38%, 06/01/28		387	399,646
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31		117	106,071

			505,717

Ground Transportation — 1.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.00%, 02/15/31 (b)		309	308,575
Burlington Northern Santa Fe LLC, 4.38%, 09/01/42 (f)		500	460,091
GN Bondco LLC, 9.50%, 10/15/31		479	467,643
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34 (b)(f)		1,777	1,751,939
RXO, Inc., 7.50%, 11/15/27 (b)		109	112,473
Uber Technologies, Inc.
0.00%, 12/15/25 (f)(i)(j)		1,537	1,562,912
8.00%, 11/01/26 (b)		783	797,525
7.50%, 09/15/27 (b)(f)		965	999,383
6.25%, 01/15/28 (b)		343	343,860
4.50%, 08/15/29 (b)(f)		1,003	956,828
Union Pacific Corp., 3.20%, 05/20/41 (f)		275	219,888

			7,981,117

Health Care Equipment & Supplies — 1.2%
Avantor Funding, Inc.
2.63%, 11/01/25 (e)	EUR	300	323,488
4.63%, 07/15/28 (b)(f)	USD	1,050	1,014,805
3.88%, 11/01/29 (b)		31	28,152
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28 (b)(f)		1,860	1,962,188
Becton Dickinson & Co., 4.69%, 12/15/44 (f)		600	560,681
Garden Spinco Corp., 8.63%, 07/20/30 (b)		254	271,307
Medline Borrower LP (b)
3.88%, 04/01/29		888	802,880
5.25%, 10/01/29 (f)		1,978	1,864,416
Teleflex, Inc., 4.63%, 11/15/27		100	97,206

			6,925,123

Health Care Providers & Services — 2.9%
AHP Health Partners, Inc., 5.75%, 07/15/29 (b)		442	384,683
Catalent Pharma Solutions, Inc. (b)
5.00%, 07/15/27 (f)		683	659,896
3.13%, 02/15/29		121	105,889
3.50%, 04/01/30 (f)		494	429,749
Charles River Laboratories International, Inc., 4.00%, 03/15/31 (b)		55	49,686
CHS/Community Health Systems, Inc. (b)
5.63%, 03/15/27		132	122,646
6.00%, 01/15/29		769	692,200
5.25%, 05/15/30 (f)		1,146	958,453
4.75%, 02/15/31 (f)		847	665,856
Encompass Health Corp.
4.75%, 02/01/30 (f)		380	357,858
4.63%, 04/01/31		303	278,816
Ephios Subco 3 SARL, 7.88%, 01/31/31 (e)	EUR	100	114,102
Fortrea Holdings, Inc., 7.50%, 07/01/30 (b)(f)	USD	254	260,851
HealthEquity, Inc., 4.50%, 10/01/29 (b)		988	917,367

130	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
IQVIA, Inc. (b)
5.00%, 10/15/26 (f)	USD	548	$542,765
6.25%, 02/01/29		614	640,983
6.50%, 05/15/30		274	280,880
Legacy LifePoint Health LLC, 4.38%, 02/15/27 (b)		365	336,982
LifePoint Health, Inc.
9.88%, 08/15/30 (f)		461	465,882
11.00%, 10/15/30		520	547,639
ModivCare, Inc., 5.88%, 11/15/25 (b)(f)		544	537,200
Molina Healthcare, Inc. (b)
4.38%, 06/15/28		59	55,801
3.88%, 11/15/30		321	288,547
3.88%, 05/15/32 (f)		213	186,112
Northwell Healthcare, Inc., 4.26%, 11/01/47 (f)		686	580,879
Prime Healthcare Services, Inc., 7.25%, 11/01/25 (b)		62	60,450
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26 (b)		114	113,097
Star Parent, Inc., 9.00%, 10/01/30		1,325	1,396,355
Surgery Center Holdings, Inc. (b)(f)
6.75%, 07/01/25		392	390,530
10.00%, 04/15/27		457	461,570
Tenet Healthcare Corp.
4.88%, 01/01/26 (f)		325	321,338
6.25%, 02/01/27 (f)		172	172,843
5.13%, 11/01/27 (f)		490	479,000
6.13%, 10/01/28 (f)		460	458,698
6.13%, 06/15/30		320	323,548
6.75%, 05/15/31 (b)(f)		1,097	1,121,189
UnitedHealth Group, Inc., 4.38%, 03/15/42 (f)		750	691,466

			16,451,806

Health Care REITs — 0.2%
MPT Operating Partnership LP/MPT Finance Corp.
2.50%, 03/24/26	GBP	382	394,928
4.63%, 08/01/29 (f)	USD	208	149,565
3.50%, 03/15/31 (f)		1,220	762,777

			1,307,270

Health Care Technology — 0.4%
AthenaHealth Group, Inc., 6.50%, 02/15/30 (b)(f)		2,775	2,517,418

Hotel & Resort REITs — 0.4%
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		82	79,203
7.25%, 07/15/28		356	370,128
4.50%, 02/15/29 (b)		142	132,066
Service Properties Trust
7.50%, 09/15/25 (f)		215	217,389
8.63%, 11/15/31 (b)		1,483	1,553,343

			2,352,129

Hotels, Restaurants & Leisure — 6.0%
Boyd Gaming Corp., 4.75%, 06/15/31 (b)(f)		482	442,391
Boyne USA, Inc., 4.75%, 05/15/29 (b)		465	437,284
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc. (b)
3.88%, 01/15/28		69	65,186
4.38%, 01/15/28 (f)		157	149,948
4.00%, 10/15/30		771	691,509
Caesars Entertainment, Inc. (b)(f)
6.25%, 07/01/25		991	993,695
8.13%, 07/01/27		1,468	1,504,845

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Caesars Entertainment, Inc. (b)(f) (continued)
4.63%, 10/15/29	USD	295	$266,092
7.00%, 02/15/30		2,001	2,051,899
Carnival Corp.
7.63%, 03/01/26 (b)(f)		197	200,562
7.63%, 03/01/26 (e)	EUR	100	111,941
5.75%, 03/01/27 (b)	USD	1,271	1,239,776
4.00%, 08/01/28 (b)		449	417,452
6.00%, 05/01/29 (b)(f)		872	839,043
7.00%, 08/15/29 (b)		217	226,574
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (b)(f)		3,535	3,847,561
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25 (b)		559	556,190
Churchill Downs, Inc. (b)
5.50%, 04/01/27 (f)		684	676,825
4.75%, 01/15/28		618	592,289
5.75%, 04/01/30		1,073	1,046,166
6.75%, 05/01/31 (f)		504	511,527
Cirsa Finance International SARL, (3-mo. EURIBOR + 4.50%), 8.45%, 07/31/28 (a)	EUR	100	111,629
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (b)
4.63%, 01/15/29	USD	390	353,874
6.75%, 01/15/30		82	71,996
Hilton Domestic Operating Co., Inc.
5.75%, 05/01/28 (b)(f)		111	111,042
3.75%, 05/01/29 (b)		186	172,446
4.88%, 01/15/30 (f)		450	436,121
4.00%, 05/01/31 (b)		302	276,609
3.63%, 02/15/32 (b)		3	2,618
Life Time, Inc. (b)(f)
5.75%, 01/15/26		435	431,872
8.00%, 04/15/26		336	339,055
Light & Wonder International, Inc.
7.00%, 05/15/28 (b)		190	191,933
7.25%, 11/15/29 (b)(f)		213	218,093
7.50%, 09/01/31		272	283,711
Lindblad Expeditions Holdings, Inc., 9.00%, 05/15/28 (b)		319	329,835
Lindblad Expeditions LLC, 6.75%, 02/15/27 (b)		389	387,055
Lottomatica SpA, (3-mo. EURIBOR + 4.00%), 7.93%, 12/15/30 (a)(e)	EUR	100	111,497
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (b)	USD	400	388,375
5.75%, 07/21/28 (b)		200	184,125
5.38%, 12/04/29 (b)		800	704,000
5.38%, 12/04/29 (e)		250	220,000
Merlin Entertainments Ltd., 5.75%, 06/15/26 (b)		600	593,859
MGM China Holdings Ltd.
5.88%, 05/15/26 (e)		250	243,750
5.88%, 05/15/26 (b)		200	195,000
4.75%, 02/01/27 (b)		200	189,750
Motion Bondco DAC, 6.63%, 11/15/27 (b)		200	184,961
NCL Corp. Ltd. (b)
5.88%, 03/15/26 (f)		429	419,201
8.38%, 02/01/28		173	183,189
8.13%, 01/15/29		159	166,089
7.75%, 02/15/29		80	80,484

S C H E D U L E O F I N V E S T M E N T S	131

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
NCL Finance Ltd., 6.13%, 03/15/28 (b)(f)	USD	333	$318,758
Ontario Gaming GTA LP, 8.00%, 08/01/30		366	377,438
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (b)
5.63%, 09/01/29		148	118,400
5.88%, 09/01/31		148	115,440
Raising Cane’s Restaurants LLC, 9.38%, 05/01/29 (b)		185	197,429
Royal Caribbean Cruises Ltd. (b)
4.25%, 07/01/26		92	88,860
5.50%, 08/31/26		176	174,266
5.38%, 07/15/27 (f)		173	171,256
11.63%, 08/15/27		54	58,761
5.50%, 04/01/28		152	150,063
8.25%, 01/15/29		251	265,922
9.25%, 01/15/29 (f)		247	265,679
7.25%, 01/15/30		399	416,708
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, 03/01/30 (b)		280	264,720
Six Flags Entertainment Corp., 7.25%, 05/15/31 (b)(f)		1,141	1,144,514
Station Casinos LLC, 4.63%, 12/01/31 (b)		354	319,193
Viking Cruises Ltd. (b)
5.88%, 09/15/27 (f)		308	297,220
7.00%, 02/15/29		66	65,433
9.13%, 07/15/31		931	992,071
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29 (b)		206	200,850
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27 (b)(f)		268	260,792
Wynn Macau Ltd.
5.50%, 01/15/26 (e)		200	194,500
5.63%, 08/26/28 (b)(f)		963	889,872
5.13%, 12/15/29 (b)		200	177,125
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. (b)(f)
5.13%, 10/01/29		1,011	954,168
7.13%, 02/15/31		485	505,090
Yum! Brands, Inc., 4.75%, 01/15/30 (b)		219	212,281

			33,647,733

Household Durables — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 04/01/30 (b)		185	165,721
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (b) 5.00%, 06/15/29		266	236,114
4.88%, 02/15/30		476	418,607
Dream Finders Homes, Inc., 8.25%, 08/15/28		151	159,578
LGI Homes, Inc., 8.75%, 12/15/28		116	123,395
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (b)(f)		225	161,719
Taylor Morrison Communities, Inc. (b)
5.88%, 06/15/27		299	300,495
5.13%, 08/01/30		75	72,554
Tempur Sealy International, Inc., 3.88%, 10/15/31 (b)		66	55,799

			1,693,982

Household Products — 0.1%
Central Garden & Pet Co.
5.13%, 02/01/28		20	19,432
4.13%, 10/15/30 (f)		244	221,927

Security		Par (000)	Value

Household Products (continued)
Spectrum Brands, Inc. (b)
5.00%, 10/01/29	USD	106	$101,137
5.50%, 07/15/30		198	192,134

			534,630

Independent Power and Renewable Electricity Producers — 0.6%
Alexander Funding Trust II, 7.47%, 07/31/28 (b)(f)		220	231,008
Calpine Corp. (b)
5.25%, 06/01/26		195	192,409
5.13%, 03/15/28 (f)		1,281	1,228,195
5.00%, 02/01/31		120	110,006
Clearway Energy Operating LLC, 4.75%, 03/15/28 (b)(f)		116	111,756
NRG Energy, Inc.
6.63%, 01/15/27		958	960,061
7.00%, 03/15/33 (b)(f)		270	285,378
SCC Power PLC, (4.00% Cash and 4.00% PIK), 8.00%, 12/31/28 (b)(g)		173	77,007

			3,195,820

Insurance — 3.2%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29 (b)		173	157,196
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (b)(f)		2,168	2,083,556
6.75%, 10/15/27 (b)(f)		2,135	2,127,453
6.75%, 04/15/28 (b)		603	616,887
5.88%, 11/01/29 (b)(f)		1,879	1,780,338
7.00%, 01/15/31		661	697,266
AmWINS Group, Inc., 4.88%, 06/30/29 (b)		392	357,988
Berkshire Hathaway Finance Corp., 4.40%, 05/15/42 (f)		250	241,485
GTCR AP Finance, Inc., 8.00%, 05/15/27 (b)		323	326,247
HUB International Ltd. (b)(f)
7.00%, 05/01/26		1,252	1,256,839
7.25%, 06/15/30		2,282	2,410,317
Jones Deslauriers Insurance Management, Inc. (b)
8.50%, 03/15/30		711	746,642
10.50%, 12/15/30		335	353,057
NFP Corp.
4.88%, 08/15/28 (b)		912	902,556
6.88%, 08/15/28 (b)(f)		2,145	2,180,609
7.50%, 10/01/30 (b)(f)		136	144,744
8.50%, 10/01/31		248	268,807
Ryan Specialty LLC, 4.38%, 02/01/30 (b)		239	221,673
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47 (b)(f)		700	609,436
USI, Inc., 7.50%, 01/15/32		611	625,542

			18,108,638

Interactive Media & Services — 0.2%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28 (b)		514	418,910
iliad SA (e)
5.38%, 06/14/27	EUR	100	113,155
5.63%, 02/15/30		100	114,082
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 4.75%, 04/30/27 (b)	USD	357	340,935

			987,082

132	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Internet Software & Services (b) — 0.3%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27	USD	359	$351,787
ION Trading Technologies SARL, 5.75%, 05/15/28		246	217,004
Match Group Holdings II LLC
5.63%, 02/15/29		209	202,991
4.13%, 08/01/30		262	237,741
3.63%, 10/01/31 (f)		564	487,307

			1,496,830

IT Services — 1.2%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (b)		190	165,537
CA Magnum Holdings, 5.38%, 10/31/26 (b)		488	453,840
Camelot Finance SA, 4.50%, 11/01/26 (b)		602	587,805
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29		589	614,775
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29 (b)(f)		711	725,119
Dun & Bradstreet Corp., 5.00%, 12/15/29 (b)(f)		826	770,509
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28 (e)	EUR	100	117,844
Fair Isaac Corp., 4.00%, 06/15/28 (b)	USD	112	105,992
Gartner, Inc. (b)
4.50%, 07/01/28		8	7,587
3.75%, 10/01/30		116	102,541
KBR, Inc., 4.75%, 09/30/28 (b)		306	283,586
La Financiere Atalian SASU, 5.13%, 05/15/25 (e)	EUR	100	80,809
Presidio Holdings, Inc., 4.88%, 02/01/27 (b)	USD	59	57,838
Science Applications International Corp., 4.88%, 04/01/28 (b)		377	359,092
Twilio, Inc.
3.63%, 03/15/29		206	187,931
3.88%, 03/15/31		630	561,018
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (b)(f)		1,599	1,450,285

			6,632,108

Leisure Products — 0.1%
Acushnet Co., 7.38%, 10/15/28		114	118,935
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (b)		228	196,336
Mattel, Inc.
6.20%, 10/01/40		291	281,476
5.45%, 11/01/41 (f)		210	189,125

			785,872

Machinery — 1.7%
Chart Industries, Inc. (b)
7.50%, 01/01/30 (f)		876	915,636
9.50%, 01/01/31		120	130,340
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (b)(f)		572	569,140
GrafTech Global Enterprises, Inc., 9.88%, 12/15/28 (f)		170	131,112
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25 (b)(g)		587	584,428
Loxam SAS, 6.38%, 05/31/29 (e)	EUR	100	114,259
Madison IAQ LLC (b)
4.13%, 06/30/28	USD	320	290,925
5.88%, 06/30/29 (f)		606	533,937
OT Merger Corp., 7.88%, 10/15/29 (b)		147	88,053
Renk AG/Frankfurt am Main, 5.75%, 07/15/25 (e)	EUR	100	109,573
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29 (b)	USD	155	143,442
Terex Corp., 5.00%, 05/15/29 (b)		421	396,792
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26 (b)		1,341	1,349,448

Security		Par (000)	Value

Machinery (continued)
TK Elevator Holdco GmbH
6.63%, 07/15/28 (e)	EUR	167	$170,030
7.63%, 07/15/28 (b)(f)	USD	552	542,225
TK Elevator Midco GmbH, 4.38%, 07/15/27 (e)	EUR	372	397,035
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27 (b)(f)	USD	2,366	2,324,257
Vertiv Group Corp., 4.13%, 11/15/28 (b)(f)		847	794,672

			9,585,304

Marine Transportation — 0.0%
Danaos Corp., 8.50%, 03/01/28 (b)		100	101,500

Media — 6.1%
Altice Financing SA, 5.75%, 08/15/29 (b)(f)		1,598	1,418,079
AMC Networks, Inc., 4.75%, 08/01/25		283	275,588
Banijay Entertainment SASU, 8.13%, 05/01/29 (b)		200	205,907
Cable One, Inc.
0.00%, 03/15/26 (i)(j)		114	96,729
1.13%, 03/15/28 (i)		940	712,050
4.00%, 11/15/30 (b)		272	220,222
CCO Holdings LLC/CCO Holdings Capital Corp. (b)
5.13%, 05/01/27 (f)		711	686,947
5.00%, 02/01/28 (f)		527	504,224
6.38%, 09/01/29 (f)		955	941,785
4.75%, 03/01/30 (f)		315	287,836
4.25%, 02/01/31 (f)		1,017	888,787
7.38%, 03/01/31 (f)		2,710	2,781,446
4.75%, 02/01/32		209	184,330
4.25%, 01/15/34		578	469,698
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45 (f)		3,000	2,947,841
Clear Channel International BV, 6.63%, 08/01/25 (b)		707	710,409
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/27 (b)(f)		586	559,388
7.75%, 04/15/28 (b)(f)		319	275,043
9.00%, 09/15/28		2,037	2,125,538
7.50%, 06/01/29 (b)(f)		862	716,727
CMG Media Corp., 8.88%, 12/15/27 (b)		409	324,390
CSC Holdings LLC (b)
5.50%, 04/15/27 (f)		427	394,675
11.25%, 05/15/28		2,187	2,253,397
6.50%, 02/01/29 (f)		368	324,797
4.13%, 12/01/30 (f)		535	407,001
4.50%, 11/15/31		204	154,239
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 08/15/27 (b)(f)		640	601,329
Discovery Communications LLC, 4.95%, 05/15/42 (f)		400	329,209
DISH DBS Corp.
7.75%, 07/01/26 (f)		1,070	745,266
5.25%, 12/01/26 (b)(f)		1,285	1,100,924
5.75%, 12/01/28 (b)		65	51,844
DISH Network Corp., 11.75%, 11/15/27 (b)		1,243	1,297,514
GCI LLC, 4.75%, 10/15/28 (b)		136	124,778
Gray Television, Inc. (b)(f)
5.88%, 07/15/26		206	200,378
7.00%, 05/15/27		277	263,289
Lamar Media Corp., 4.00%, 02/15/30		53	48,574
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (b)		580	568,087
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (b)		209	203,714
Nexstar Media, Inc., 5.63%, 07/15/27 (b)		103	99,596

S C H E D U L E O F I N V E S T M E N T S	133

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.00%, 08/15/27 (b)(f)	USD	1,045	$1,010,094
4.25%, 01/15/29 (b)(f)		381	343,803
4.63%, 03/15/30 (b)		122	108,763
7.38%, 02/15/31		387	406,404
Radiate Holdco LLC/Radiate Finance, Inc. (b)
4.50%, 09/15/26		421	321,098
6.50%, 09/15/28		916	448,826
RCS & RDS SA, 2.50%, 02/05/25 (e)	EUR	100	107,606
Sinclair Television Group, Inc., 4.13%, 12/01/30 (b)	USD	66	46,530
Sirius XM Radio, Inc. (b)
3.13%, 09/01/26		58	54,501
5.00%, 08/01/27 (f)		951	918,660
4.00%, 07/15/28		96	88,785
Stagwell Global LLC, 5.63%, 08/15/29 (b)(f)		129	118,650
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25 (e)(g)	EUR	124	135,758
TEGNA, Inc., 4.75%, 03/15/26 (b)	USD	59	57,386
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28 (b)		400	374,000
Univision Communications, Inc. (b)
6.63%, 06/01/27		72	71,804
8.00%, 08/15/28 (f)		759	783,000
7.38%, 06/30/30 (f)		225	224,355
UPC Broadband Finco BV, 4.88%, 07/15/31 (b)		794	698,807
Videotron Ltd., 3.63%, 06/15/29 (b)		112	101,644
VZ Secured Financing BV, 3.50%, 01/15/32 (e)	EUR	100	97,216
Ziggo Bond Co. BV (b)
6.00%, 01/15/27	USD	638	620,941
5.13%, 02/28/30		295	246,728
Ziggo BV, 4.88%, 01/15/30 (b)		217	193,561

			34,080,495

Metals & Mining — 2.8%
ABJA Investment Co. Pte. Ltd., 5.95%, 07/31/24 (e)		250	248,828
Amsted Industries, Inc., 5.63%, 07/01/27 (b)		185	184,337
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		200	173,563
Arsenal AIC Parent LLC, 8.00%, 10/01/30 (b)		312	325,528
ATI, Inc.
5.88%, 12/01/27		216	212,857
4.88%, 10/01/29		129	120,223
7.25%, 08/15/30 (f)		685	712,668
5.13%, 10/01/31		350	324,628
BHP Billiton Finance USA Ltd., 4.13%, 02/24/42 (f)		250	226,258
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (b)(f)		1,740	1,774,069
Carpenter Technology Corp.
6.38%, 07/15/28		106	105,602
7.63%, 03/15/30 (f)		463	477,437
Constellium SE
4.25%, 02/15/26 (e)	EUR	100	109,706
5.88%, 02/15/26 (b)	USD	1,193	1,185,586
5.63%, 06/15/28 (b)		250	243,981
3.75%, 04/15/29 (b)(f)		2,013	1,826,517
First Quantum Minerals Ltd., 8.63%, 06/01/31 (b)		432	363,666
JSW Steel Ltd., 5.95%, 04/18/24 (e)		200	199,162
Kaiser Aluminum Corp. (b)(f)
4.63%, 03/01/28		243	224,734
4.50%, 06/01/31		1,040	896,508
Metinvest BV, 7.65%, 10/01/27 (e)		200	128,000

Security		Par (000)	Value

Metals & Mining (continued)
New Gold, Inc., 7.50%, 07/15/27 (b)	USD	900	$907,985
Novelis Corp. (b)(f)
3.25%, 11/15/26		1,113	1,047,777
4.75%, 01/30/30		1,100	1,034,493
3.88%, 08/15/31		1,372	1,209,054
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29 (e)	EUR	300	312,310
Rio Tinto Finance USA PLC, 4.75%, 03/22/42 (f)	USD	400	387,082
Vedanta Resources Finance II PLC
13.88%, 01/21/24 (e)		200	177,108
8.95%, 03/11/25 (b)		320	237,165

			15,376,832

Mortgage Real Estate Investment Trusts (REITs) (b) — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 10/01/25		54	53,269
4.25%, 02/01/27		220	207,289
4.75%, 06/15/29		85	76,643

			337,201

Office REITs — 0.0%
Highwoods Realty LP, 7.65%, 02/01/34		85	91,698

Oil, Gas & Consumable Fuels — 11.3%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (b)(f)		865	869,325
Antero Midstream Partners LP/Antero Midstream Finance Corp. (b)
5.75%, 03/01/27		382	379,034
5.75%, 01/15/28		75	74,252
5.38%, 06/15/29		263	252,840
Apache Corp.
4.75%, 04/15/43 (f)		800	629,625
5.35%, 07/01/49		72	59,865
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (b)
9.00%, 11/01/27		747	941,220
8.25%, 12/31/28		1,141	1,147,630
Baytex Energy Corp., 8.50%, 04/30/30 (b)		232	240,099
Buckeye Partners LP
4.13%, 03/01/25 (b)		345	334,423
5.85%, 11/15/43		182	147,438
5.60%, 10/15/44		117	90,023
Callon Petroleum Co.
6.38%, 07/01/26		208	207,012
8.00%, 08/01/28 (b)		1,175	1,199,996
7.50%, 06/15/30 (b)(f)		721	727,144
Chesapeake Energy Corp. (b)
5.88%, 02/01/29		53	51,938
6.75%, 04/15/29 (f)		555	560,163
CITGO Petroleum Corp., 8.38%, 01/15/29 (b)		666	684,868
Civitas Resources, Inc. (b)(f)
8.38%, 07/01/28		1,060	1,106,582
8.63%, 11/01/30		539	571,729
8.75%, 07/01/31		993	1,057,095
CNX Midstream Partners LP, 4.75%, 04/15/30 (b)		124	111,350
CNX Resources Corp., 7.38%, 01/15/31 (b)		127	127,882
Comstock Resources, Inc. (b)(f)
6.75%, 03/01/29		498	455,425
5.88%, 01/15/30		1,195	1,036,424
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (b)(f)		2,219	2,102,734

134	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Crescent Energy Finance LLC (b)
7.25%, 05/01/26	USD	902	$907,561
9.25%, 02/15/28		782	811,380
CrownRock LP/CrownRock Finance, Inc., 5.00%, 05/01/29 (b)		81	78,975
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30		290	296,555
DT Midstream, Inc. (b)(f)
4.13%, 06/15/29		415	381,793
4.38%, 06/15/31		527	475,372
Ecopetrol SA, 4.13%, 01/16/25		396	385,357
Empresa Nacional del Petroleo, 6.15%, 05/10/33 (b)		200	200,122
Enbridge, Inc. (a)
(3-mo. CME Term SOFR + 3.90%), 6.25%, 03/01/78 (f)		1,865	1,723,892
(5-year CMT + 4.43%), 8.50%, 01/15/84		257	273,357
Series 20-A, (5-year CMT + 5.31%), 5.75%, 07/15/80 (f)		690	636,525
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 01/30/28 (b)		567	567,535
Energean Israel Finance Ltd., 8.50%, 09/30/33		160	152,528
Energy Transfer LP
6.00%, 02/01/29 (b)		188	189,689
7.38%, 02/01/31 (b)		126	132,418
6.13%, 12/15/45 (f)		500	503,599
5.30%, 04/15/47 (f)		350	320,896
Series H, (5-year CMT + 5.69%), 6.50% (a)(h)		581	552,113
EnLink Midstream LLC
5.63%, 01/15/28 (b)		402	397,450
5.38%, 06/01/29 (f)		316	309,192
6.50%, 09/01/30 (b)		245	250,138
EnLink Midstream Partners LP
4.85%, 07/15/26		88	86,213
5.60%, 04/01/44		249	216,710
Enterprise Products Operating LLC, (3-mo. CME Term SOFR + 2.83%), 5.38%, 02/15/78 (a)		420	376,421
EQM Midstream Partners LP
4.13%, 12/01/26		131	126,531
4.50%, 01/15/29 (b)		34	32,121
7.50%, 06/01/30 (b)		108	116,102
4.75%, 01/15/31 (b)(f)		804	748,242
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27 (b)		26	26,971
Genesis Energy LP/Genesis Energy Finance Corp.
7.75%, 02/01/28 (f)		204	204,711
8.25%, 01/15/29		238	244,913
8.88%, 04/15/30		227	234,718
Gulfport Energy Corp., 8.00%, 05/17/26 (b)		47	47,510
Harvest Midstream I LP, 7.50%, 09/01/28 (b)		78	77,538
Hess Corp., 4.30%, 04/01/27 (f)		750	742,054
Hilcorp Energy I LP/Hilcorp Finance Co. (b)
6.25%, 11/01/28		188	187,276
5.75%, 02/01/29		281	271,360
6.00%, 04/15/30		28	27,155
8.38%, 11/01/33		792	839,076
Howard Midstream Energy Partners LLC, 8.88%, 07/15/28 (b)		343	360,000
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26 (e)(f)		200	193,187
Impulsora Pipeline LLC, 6.05%, 01/01/43 (a)(c)		1,504	1,277,438
ITT Holdings LLC, 6.50%, 08/01/29 (b)(f)		437	386,588
Kinetik Holdings LP 6.63%, 12/15/28		121	123,276

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Kinetik Holdings LP (continued)
5.88%, 06/15/30 (b)(f)	USD	403	$395,364
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (b)		41	39,975
Matador Resources Co. (f)
5.88%, 09/15/26		255	252,883
6.88%, 04/15/28 (b)		399	404,712
Medco Bell Pte. Ltd., 6.38%, 01/30/27 (e)		250	239,687
MPLX LP, 4.25%, 12/01/27 (f)		235	229,896
Murphy Oil Corp.
5.88%, 12/01/27		17	16,914
5.88%, 12/01/42		35	30,923
Murphy Oil USA, Inc., 4.75%, 09/15/29		171	162,023
Nabors Industries Ltd. (b)
7.25%, 01/15/26		273	262,410
7.50%, 01/15/28		305	263,748
Nabors Industries, Inc.
5.75%, 02/01/25 (f)		1,143	1,142,619
7.38%, 05/15/27 (b)		64	62,700
9.13%, 01/31/30 (b)		362	363,470
New Fortress Energy, Inc., 6.75%, 09/15/25 (b)(f)		241	239,077
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (b)		657	663,576
Noble Finance II LLC, 8.00%, 04/15/30 (b)		402	418,302
Northern Oil and Gas, Inc. (b)(f)
8.13%, 03/01/28		1,528	1,547,100
8.75%, 06/15/31		408	424,972
NuStar Logistics LP
6.00%, 06/01/26		182	181,680
6.38%, 10/01/30		30	30,053
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/30 (b)		271	275,986
Permian Resources Operating LLC
5.38%, 01/15/26 (b)		82	80,908
7.75%, 02/15/26 (b)		710	722,304
6.88%, 04/01/27 (b)		196	195,866
8.00%, 04/15/27 (b)(f)		352	364,875
5.88%, 07/01/29 (b)(f)		528	514,779
9.88%, 07/15/31 (b)(f)		402	446,722
7.00%, 01/15/32		431	444,651
Petroleos Mexicanos
3.75%, 02/21/24 (e)	EUR	137	150,372
8.75%, 06/02/29	USD	146	140,460
5.95%, 01/28/31 (f)		183	145,211
6.70%, 02/16/32		44	36,410
Precision Drilling Corp., 6.88%, 01/15/29 (b)		16	15,429
Puma International Financing SA, 5.00%, 01/24/26 (e)		310	292,466
Rockcliff Energy II LLC, 5.50%, 10/15/29 (b)		263	248,565
Rockies Express Pipeline LLC, 4.95%, 07/15/29 (b)		66	63,108
Shell International Finance BV, 4.38%, 05/11/45 (f)		450	412,291
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28		510	528,472
SM Energy Co.
6.75%, 09/15/26 (f)		221	220,424
6.63%, 01/15/27		27	26,847
6.50%, 07/15/28		200	200,092
Southwestern Energy Co.
5.38%, 02/01/29		260	253,732
4.75%, 02/01/32		6	5,551
Suncor Energy, Inc., 6.50%, 06/15/38 (f)		800	854,865
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		75	75,064

S C H E D U L E O F I N V E S T M E N T S	135

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco LP/Sunoco Finance Corp. (continued)
5.88%, 03/15/28	USD	147	$146,804
7.00%, 09/15/28 (b)		252	260,006
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (b)
7.50%, 10/01/25		16	16,080
6.00%, 03/01/27		53	51,828
5.50%, 01/15/28		126	119,071
6.00%, 12/31/30		13	12,084
6.00%, 09/01/31		168	155,388
Transocean Aquila Ltd., 8.00%, 09/30/28 (b)		169	171,529
Transocean Titan Financing Ltd., 8.38%, 02/01/28 (b)		228	236,547
Transocean, Inc. (b)
7.50%, 01/15/26		754	740,776
11.50%, 01/30/27		710	741,950
8.00%, 02/01/27		496	483,600
8.75%, 02/15/30 (f)		1,212	1,266,459
Valaris Ltd., 8.38%, 04/30/30 (b)		1,011	1,035,810
Venture Global Calcasieu Pass LLC (b)
3.88%, 08/15/29		1,025	929,982
4.13%, 08/15/31		157	138,318
3.88%, 11/01/33 (f)		947	802,533
Venture Global LNG, Inc. (b)
8.13%, 06/01/28 (f)		1,031	1,041,204
9.50%, 02/01/29 (f)		3,019	3,194,606
8.38%, 06/01/31		1,809	1,808,063
9.88%, 02/01/32		1,448	1,508,293
Vermilion Energy, Inc., 6.88%, 05/01/30 (b)		204	195,849
Vital Energy, Inc.
10.13%, 01/15/28		356	365,811
9.75%, 10/15/30		427	442,659
Western Midstream Operating LP
5.45%, 04/01/44 (f)		757	685,315
5.30%, 03/01/48		43	37,420
5.50%, 08/15/48 (f)		103	91,856
5.25%, 02/01/50 (f)		481	431,246

			62,857,295

Passenger Airlines — 0.8%
Air Canada, 3.88%, 08/15/26 (b)		582	556,037
American Airlines, Inc., 8.50%, 05/15/29 (b)		601	634,655
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29 (b)		981	956,182
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27 (b)(f)		285	285,871
United Airlines Pass-Through Trust, Series 2020-1, Class B, 4.88%, 07/15/27		36	35,336
United Airlines, Inc. (b)
4.38%, 04/15/26		660	643,108
4.63%, 04/15/29 (f)		1,136	1,062,427
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 7.88%, 05/01/27 (b)		165	141,914

			4,315,530

Personal Care Products — 0.1%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.63%, 07/15/30 (b)(f)		337	346,203

Pharmaceuticals — 1.3%
1375209 BC Ltd., 9.00%, 01/30/28 (b)		332	323,733
AbbVie, Inc. (f)
4.75%, 03/15/45		500	480,907
4.45%, 05/14/46		1,000	918,127
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27 (e)	EUR	100	106,668

Security		Par (000)	Value

Pharmaceuticals (continued)
CVS Health Corp., 5.05%, 03/25/48 (f)	USD	1,110	$1,038,192
Gruenenthal GmbH, 4.13%, 05/15/28 (e)	EUR	100	108,991
Jazz Securities DAC, 4.38%, 01/15/29 (b)(f)	USD	200	186,283
Option Care Health, Inc., 4.38%, 10/31/29 (b)(f)		314	283,780
Organon & Co./Organon Foreign Debt Co-Issuer BV (b)(f)
4.13%, 04/30/28		1,153	1,061,293
5.13%, 04/30/31		200	170,969
Rossini SARL, 6.75%, 10/30/25 (e)	EUR	166	183,256
Teva Pharmaceutical Finance Netherlands II BV, 7.38%, 09/15/29		100	120,574
Teva Pharmaceutical Finance Netherlands III BV
7.13%, 01/31/25	USD	200	200,890
3.15%, 10/01/26 (f)		740	684,037
4.75%, 05/09/27		200	191,842
6.75%, 03/01/28		200	203,580
7.88%, 09/15/29		200	214,616
8.13%, 09/15/31 (f)		200	217,356
Utah Acquisition Sub, Inc., 3.95%, 06/15/26 (f)		650	628,156

			7,323,250

Professional Services — 0.2%
CoreLogic, Inc., 4.50%, 05/01/28 (b)(f)		1,225	1,073,112

Real Estate Management & Development — 0.3%
Agps Bondco PLC, 5.50%, 11/13/26 (e)(l)(m)	EUR	200	76,173
Anywhere Real Estate Group LLC/Anywhere Co.- Issuer Corp.
7.00%, 04/15/30	USD	348	320,922
7.00%, 04/15/30 (b)		316	291,918
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/31		372	394,235
Fantasia Holdings Group Co. Ltd. (l)(m)
11.75%, 04/17/22 (e)		430	9,675
12.25%, 10/18/22		200	4,500
11.88%, 06/01/23 (e)		200	4,500
9.25%, 07/28/23 (e)		400	9,000
Howard Hughes Corp., 5.38%, 08/01/28 (b)(f)		106	101,879
SBB Treasury OYJ, 1.13%, 11/26/29 (e)	EUR	100	64,735
Theta Capital Pte. Ltd., 8.13%, 01/22/25 (e)	USD	200	177,772

			1,455,309

Retail REITs — 0.0%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27 (b)		204	183,600

Semiconductors & Semiconductor Equipment — 0.8%
ams-OSRAM AG, 10.50%, 03/30/29	EUR	100	119,751
Broadcom, Inc., 4.15%, 04/15/32 (b)(f)	USD	1,000	942,674
Entegris Escrow Corp., 4.75%, 04/15/29 (b)(f)		2,256	2,173,462
Entegris, Inc., 4.38%, 04/15/28 (b)		152	144,652
NCR Atleos Corp., 9.50%, 04/01/29		327	347,436
QUALCOMM, Inc., 4.65%, 05/20/35 (f)		400	409,133
Synaptics, Inc., 4.00%, 06/15/29 (b)		216	193,749

			4,330,857

Software — 3.1%
Alteryx, Inc., 8.75%, 03/15/28 (b)(f)		344	366,144
Boxer Parent Co., Inc.
6.50%, 10/02/25 (e)	EUR	100	109,975
7.13%, 10/02/25 (b)	USD	761	765,079
9.13%, 03/01/26 (b)		735	733,385
Capstone Borrower, Inc., 8.00%, 06/15/30 (b)		394	409,902
Clarivate Science Holdings Corp. (b)(f)
3.88%, 07/01/28		1,442	1,359,653

136	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Clarivate Science Holdings Corp. (b)(f) (continued)
4.88%, 07/01/29	USD	1,244	$1,167,288
Cloud Software Group, Inc. (b)(f)
6.50%, 03/31/29		4,678	4,455,518
9.00%, 09/30/29		2,015	1,915,163
Consensus Cloud Solutions, Inc. (b)
6.00%, 10/15/26		91	86,527
6.50%, 10/15/28		83	75,286
Crowdstrike Holdings, Inc., 3.00%, 02/15/29		53	47,897
Elastic NV, 4.13%, 07/15/29 (b)(f)		481	441,677
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.63%, 05/01/28 (b)		200	182,452
Iron Mountain U.K. PLC, 3.88%, 11/15/25 (e)	GBP	100	122,403
McAfee Corp., 7.38%, 02/15/30 (b)(f)	USD	1,315	1,200,926
MicroStrategy, Inc., 6.13%, 06/15/28 (b)		603	584,994
Open Text Corp., 6.90%, 12/01/27 (b)		1,101	1,144,656
Oracle Corp., 3.60%, 04/01/50 (f)		250	185,177
Playtika Holding Corp., 4.25%, 03/15/29 (b)		101	88,127
SS&C Technologies, Inc., 5.50%, 09/30/27 (b)(f)		1,530	1,508,171
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (b)		372	307,112

			17,257,512

Specialized REITs (b) — 0.2%
Iron Mountain, Inc.
7.00%, 02/15/29 (f)		951	977,512
5.63%, 07/15/32		89	84,254

			1,061,766

Specialty Retail — 0.3%
Arko Corp., 5.13%, 11/15/29 (b)(f)		158	136,710
eG Global Finance PLC, 12.00%, 11/30/28		391	416,427
PetSmart, Inc./PetSmart Finance Corp. (b)
4.75%, 02/15/28		436	411,054
7.75%, 02/15/29 (f)		895	870,672

			1,834,863

Technology Hardware, Storage & Peripherals (b) — 0.2%
Seagate HDD Cayman
8.25%, 12/15/29 (f)		649	699,964
8.50%, 07/15/31		615	667,462

			1,367,426

Textiles, Apparel & Luxury Goods (b) — 0.0%
Hanesbrands, Inc., 4.88%, 05/15/26 (f)		175	168,807
Levi Strauss & Co., 3.50%, 03/01/31		21	18,183

			186,990

Tobacco (f) — 0.4%
Altria Group, Inc., 4.50%, 05/02/43		750	625,468
Philip Morris International, Inc., 4.38%, 11/15/41		900	798,469
Reynolds American, Inc., 5.85%, 08/15/45		715	669,280

			2,093,217

Transportation Infrastructure — 0.2%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61 (b)		320	240,022
Azzurra Aeroporti SpA, 2.13%, 05/30/24 (e)	EUR	100	109,170
DP World Salaam, (5-year CMT + 5.75%), 6.00% (a)(e)(h)	USD	200	199,132
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27 (e)		200	183,070

Security		Par (000)	Value

Transportation Infrastructure (continued)
Heathrow Finance PLC, 4.13%, 09/01/29 (e)(n)	GBP	100	$110,098
Transurban Finance Co. Pty. Ltd., 4.13%, 02/02/26 (b)(f)	USD	520	508,014

			1,349,506

Wireless Telecommunication Services — 1.0%
Altice France SA/France
5.88%, 02/01/27 (e)	EUR	100	98,034
8.13%, 02/01/27 (b)	USD	570	525,443
11.50%, 02/01/27 (k)	EUR	100	110,671
5.50%, 01/15/28 (b)	USD	357	294,016
5.13%, 07/15/29 (b)		1,206	938,291
5.50%, 10/15/29 (b)		400	313,650
Cellnex Finance Co. SA (e)
1.25%, 01/15/29	EUR	100	98,583
2.00%, 09/15/32		100	94,392
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (b)	USD	1,466	1,457,218
Eutelsat SA, 1.50%, 10/13/28 (e)	EUR	100	82,796
Hughes Satellite Systems Corp., 5.25%, 08/01/26	USD	150	131,996
Kenbourne Invest SA, 6.88%, 11/26/24 (b)		243	168,202
Millicom International Cellular SA, 5.13%, 01/15/28 (e)		283	262,832
VF Ukraine PAT via VFU Funding PLC, 6.20%, 02/11/25 (e)		208	159,120
Vmed O2 U.K. Financing I PLC
4.00%, 01/31/29 (e)	GBP	100	112,647
4.50%, 07/15/31 (e)		100	109,924
4.75%, 07/15/31 (b)(f)	USD	562	501,645

			5,459,460

Total Corporate Bonds — 86.2% (Cost: $487,806,262)			480,903,228

Floating Rate Loan Interests (a)

Aerospace & Defense — 0.2%
Peraton Corp.
2nd Lien Term Loan B1, (3-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.22%, 02/01/29		744	738,397
Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.21%, 02/01/28		312	312,651

			1,051,048

Air Freight & Logistics — 0.0%
Clue Opco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.50%), 9.86%, 12/19/30		268	253,482

Automobile Components — 0.0%
Tenneco, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR + 5.00%), 10.47%, 11/17/28		170	149,857

Banks — 0.0%
Ascensus Holdings, Inc., 2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.50%), 12.18%, 08/02/29		232	222,400

Beverages — 0.0%
Naked Juice LLC
2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.45%, 01/24/30		38	30,400
Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.70%, 01/24/29		32	30,721

			61,121

S C H E D U L E O F I N V E S T M E N T S	137

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Broadline Retail — 0.0%
PUG LLC, USD Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.97%, 02/12/27	USD	119	$116,825

Building Products — 0.0%
White Cap Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.11%, 10/19/27		95	94,886

Chemicals — 0.2%
Arc Falcon I, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 09/30/28		87	85,544
Aruba Investments Holdings LLC, 2020 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.21%, 11/24/28		118	109,996
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.38%), 9.77%, 10/04/29		661	650,930
Herens U.S. Holdco Corp., USD Term Loan B, (3-mo. CME Term SOFR + 3.93%), 9.37%, 07/03/28		178	160,645
Momentive Performance Materials Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 4.50%), 9.86%, 03/29/28		275	265,130

			1,272,245

Commercial Services & Supplies — 0.1%
PECF USS Intermediate Holding III Corp., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.89%, 12/15/28		262	202,909
TruGreen LP, 2020 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 8.50%), 14.14%, 11/02/28		201	148,740

			351,649

Communications Equipment — 0.1%
Viasat, Inc., 2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 05/30/30		316	309,488

Construction & Engineering — 0.2%
Brand Industrial Services, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.88%, 08/01/30		1,142	1,134,112

Consumer Finance — 0.0%
Sabre GLBL, Inc.
2021 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 12/17/27		61	52,662
2021 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 12/17/27		95	82,969

			135,631

Containers & Packaging — 0.0%
Trident TPI Holdings, Inc., 2023 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.85%, 09/15/28		165	164,684

Security		Par (000)	Value

Diversified Consumer Services — 0.1%
Ascend Learning LLC
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.75%), 11.21%, 12/10/29	USD	157	$134,179
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 12/11/28		203	199,411

			333,590

Diversified Telecommunication Services — 0.1%
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.22%, 10/08/27 (c)		220	218,645
Zayo Group Holdings, Inc., USD Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.47%, 03/09/27		254	217,202

			435,847

Electronic Equipment, Instruments & Components — 0.0%
Roper Industrial Products Investment Co., USD Term Loan, 0.00%, 11/22/29		125	124,782

Energy Equipment & Services — 0.0%
Lealand Finance Co. BV, 2020 Make Whole Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.47%, 06/28/24 (c)		17	11,528

Financial Services — 0.1%
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 3.75%), 9.10%, 04/09/27		33	32,647
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.36%, 04/07/28		274	260,642

			293,289

Food Products — 0.1%
Chobani LLC, 2023 Incremental Term Loan, (3-mo. CME Term SOFR + 3.75%), 9.11%, 10/25/27		307	307,255

Health Care Equipment & Supplies — 0.1%
Bausch & Lomb Corp., 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.36%, 09/29/28		267	265,334
Bausch and Lomb, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.71%, 05/10/27		331	326,926

			592,260

Health Care Providers & Services — 0.2%
LifePoint Health, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 5.50%), 11.17%, 11/16/28		137	136,519
Quorum Health Corp., 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 8.25%), 13.76%, 04/29/25		300	180,087
Star Parent, Inc., Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.35%, 09/27/30		493	486,339
Surgery Center Holdings, Inc., 2023 Term Loan, (1- mo. CME Term SOFR + 3.50%) , 8.86%, 12/19/30		130	130,768

			933,713

138	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Health Care Technology — 0.7%
AthenaHealth Group, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.61%, 02/15/29	USD	2,207		$2,194,358
Gainwell Acquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.45%, 10/01/27		551		534,337
Verscend Holding Corp., 2021 Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.47%, 08/27/25		1,226		1,227,359

				3,956,054

Household Durables — 0.1%
Hunter Douglas, Inc., USD Term Loan B1, (3-mo. CME Term SOFR + 3.50%), 8.88%, 02/26/29		273		272,102
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 10/06/28		528		471,877

				743,979

Insurance — 0.0%
Alliant Holdings Intermediate LLC, 2023 Term Loan B6, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 11/06/30		66		66,345

Interactive Media & Services — 0.0%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.50%, 02/16/28		125		124,310

IT Services — 0.2%
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.64%, 07/27/28		790		555,393
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 8.25%), 13.89%, 07/27/29		530		201,400
Project Alpha Intermediate Holding, Inc., 2023 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.11%, 10/28/30		117		117,032

				873,825

Leisure Products — 0.0%
Peloton Interactive, Inc., Term Loan, (6-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.48%, 05/25/27		130		130,378

Machinery — 0.3%
Madison IAQ LLC, Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.72%, 06/21/28		—	(d)	81
SPX Flow, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 04/05/29		468		469,084
Titan Acquisition Ltd./Canada, 2018 Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.47%, 03/28/25		977		974,721

				1,443,886

Media — 0.5%
AVSC Holding Corp., 2018 2nd Lien Term Loan, (1- mo. CME Term SOFR at 1.00% Floor + 7.25%), 12.72%, 09/01/25		311		283,785

Security		Par (000)	Value

Media (continued)
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.14%, 08/21/26	USD	1,032	$1,019,812
DirecTV Financing LLC, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.65%, 08/02/27		991	989,986
Radiate Holdco LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.72%, 09/25/26		329	262,567

			2,556,150

Oil, Gas & Consumable Fuels — 0.3%
Ecopetrol SA, 2023 Term Loan, (3-mo. CME Term SOFR + 4.75%), 10.13%, 09/06/30		150	148,875
Freeport LNG Investments LLLP, Term Loan B, (3- mo. CME Term SOFR + 3.50%), 9.18%, 12/21/28		135	134,594
M6 ETX Holdings II Midco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.96%, 09/19/29		142	142,310
New Fortress Energy, Inc., Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.39%, 10/27/28		1,323	1,299,848

			1,725,627

Passenger Airlines — 0.1%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.43%, 04/20/28		487	499,895

Personal Care Products — 0.0%
KDC/ONE Development Corp., Inc., 2023 USD Term Loan B, (1-mo. CME Term SOFR + 5.00%), 10.36%, 08/15/28		252	249,102

Pharmaceuticals — 0.0%
Amneal Pharmaceuticals LLC, 2023 Term Loan B, (1-mo. CME Term SOFR + 5.50%), 10.86%, 05/04/28		89	86,796

Professional Services — 0.1%
CoreLogic, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.97%, 06/02/28		165	159,898
Galaxy U.S. Opco, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 04/29/29 (c)		169	138,818

			298,716

Real Estate Management & Development — 0.0%
Cushman & Wakefield U.S. Borrower LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.36%, 01/31/30 (c)		104	104,090

Software — 1.0%
Boxer Parent Co., Inc.
2021 USD 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.97%, 02/27/26		529	526,519
2023 USD Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.61%, 12/29/28		129	217,034
Cloud Software Group, Inc., 2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.95%, 03/30/29		999	973,856

S C H E D U L E O F I N V E S T M E N T S	139

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Software (continued)
Cloudera, Inc., 2021 Second Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.46%, 10/08/29	USD	442		$420,969
McAfee Corp., 2022 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.19%, 03/01/29		583		579,389
MH Sub I LLC
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR + 6.25%), 11.61%, 02/23/29		66		61,262
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.61%, 05/03/28		821		805,714
Planview Parent, Inc., 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.70%, 12/18/28		195		177,206
Polaris Newco LLC, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.47%, 06/02/28		361		356,141
Proofpoint, Inc., 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.25%), 11.72%, 08/31/29		472		475,162
Sophia LP, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.96%, 10/07/27		177		177,321
UKG, Inc., 2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.76%, 05/03/27		556		556,450

				5,327,023

Specialty Retail — 0.0%
Staples, Inc., 7 Year Term Loan, (1-mo. LIBOR US + 5.00%), 10.46%, 04/16/26		—	(d)	2

Transportation Infrastructure — 0.0%
Apple Bidco LLC, 2022 Incremental Term Loan, (1- mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.86%, 09/22/28		65		65,545

Wireless Telecommunication Services — 0.1%
Digicel International Finance Ltd.
2017 Term Loan B, (3-mo. LIBOR US + 2.25%), 10.75%, 05/28/24		695		643,657
2017 Term Loan B1, 05/27/24 (o)		30		27,971

				671,628

Total Floating Rate Loan Interests — 4.9% (Cost: $27,846,716)				27,273,043

Foreign Agency Obligations

Bahrain — 0.0%
Bahrain Government International Bond, 5.45%, 09/16/32 (e)		200		183,312

Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42 (f)		200		178,188

Colombia — 0.1%
Colombia Government International Bond
4.50%, 01/28/26 (f)		200		196,000
3.88%, 03/22/26	EUR	100		109,000
8.00%, 04/20/33 (f)	USD	200		218,312

				523,312

Dominican Republic — 0.2%
Dominican Republic International Bond
6.88%, 01/29/26 (e)		107		108,787

Security		Par (000)	Value

Dominican Republic (continued)
Dominican Republic International Bond (continued)
5.95%, 01/25/27 (e)	USD	176	$176,366
4.50%, 01/30/30 (b)		200	183,750
7.05%, 02/03/31 (b)		150	157,342
4.88%, 09/23/32 (b)		162	147,281

			773,526

Egypt — 0.0%
Egypt Government International Bond, 7.50%, 02/16/61 (b)		200	116,313

Guatemala — 0.1%
Guatemala Government Bond
5.38%, 04/24/32 (b)		200	193,700
6.60%, 06/13/36		200	205,500
4.65%, 10/07/41 (b)		200	163,000

			562,200

Hungary — 0.0%
Hungary Government International Bond, 5.38%, 03/25/24		64	63,984
Magyar Export-Import Bank, 6.00%, 05/16/29	EUR	121	141,466

			205,450

Indonesia — 0.0%
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 06/06/27 (b)(f)	USD	200	198,750

Ivory Coast — 0.1%
Ivory Coast Government International Bond, 6.38%, 03/03/28 (e)(f)		365	357,814

Mexico — 0.1%
Mexico Government International Bond
3.75%, 01/11/28 (f)		300	289,031
6.35%, 02/09/35		200	209,188

			498,219

Morocco — 0.0%
Morocco Government International Bond, 5.95%, 03/08/28 (b)		200	204,875

Nigeria — 0.0%
Nigeria Government International Bond, 8.38%, 03/24/29 (b)		200	191,562

Oman — 0.1%
Oman Government International Bond, 6.75%, 01/17/48 (e)		309	322,615

Panama — 0.1%
Panama Government International Bond
6.40%, 02/14/35 (f)		337	328,575
6.85%, 03/28/54		200	186,750

			515,325

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25 (e)		379	374,346
Peruvian Government International Bond (f)
2.78%, 01/23/31		117	101,680
1.86%, 12/01/32		356	278,125

			754,151

140	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Poland — 0.1%
Republic of Poland Government International Bond
4.88%, 10/04/33 (f)	USD	138	$139,484
5.50%, 04/04/53		71	73,869

			213,353

Romania — 0.1%
Romanian Government International Bond
5.25%, 11/25/27 (b)(f)		168	166,473
2.88%, 03/11/29 (e)	EUR	140	139,719
2.50%, 02/08/30 (e)		150	143,325
2.12%, 07/16/31 (e)		168	147,431

			596,948

Saudi Arabia — 0.1%
Saudi Government International Bond, 4.50%, 04/17/30 (e)(f)	USD	362	361,887

Senegal — 0.1%
Senegal Government International Bond, 6.25%, 05/23/33 (e)		231	205,734

South Africa — 0.1%
Republic of South Africa Government International Bond
5.88%, 04/20/32 (f)		390	369,408
5.00%, 10/12/46		200	147,250

			516,658

Ukraine — 0.0%
Ukraine Government International Bond (l)(m)
7.75%, 09/01/27 (e)		107	28,569
7.25%, 03/15/35 (b)		371	86,072

			114,641

Total Foreign Agency Obligations — 1.4% (Cost: $7,902,919)			7,594,833

Municipal Bonds

Illinois — 0.1%
State of Illinois, GO, 5.10%, 06/01/33		800	791,103

Total Municipal Bonds — 0.1% (Cost: $790,464)			791,103

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 14.6%
Ajax Mortgage Loan Trust, Series 2017-D, Class B, 0.00%, 12/25/57 (a)(b)		12	5,062
Alternative Loan Trust
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,754	761,949
Series 2007-19, Class 1A1, 6.00%, 08/25/37		543	278,471
Bravo Residential Funding Trust
Series 2021-NQM1, Class A1, 0.94%, 02/25/49 (a)(b)		615	542,045
Series 2023-NQM3, Class A1, 4.85%, 09/25/62 (b)		397	390,962
Series 2023-NQM4, Class A1, 6.44%, 05/25/63		1,348	1,360,543
Chase Home Lending Mortgage Trust, Series 2019- ATR1, Class A12, 6.50%, 04/25/49 (a)(b)		367	369,846
CHL Mortgage Pass-Through Trust
Series 2007-J2, Class 2A1, (1-mo. Term SOFR + 0.76%), 6.00%, 07/25/37 (a)		2,632	705,808
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		1,453	530,096
CIM Trust
Series 2023-I1, Class A1, 6.03%, 04/25/58 (b)		1,252	1,243,521

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
CIM Trust (continued)
Series 2023-I2, Class A1, 6.64%, 12/25/67	USD	1,231	$1,241,836
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A, 4.43%, 11/25/36 (a)		640	603,415
COLT Mortgage Loan Trust
Series 2020-2, Class M1, 5.25%, 03/25/65 (a)(b)		2,550	2,489,117
Series 2020-3, Class M1, 3.36%, 04/27/65 (a)(b)		2,850	2,613,222
Series 2022-1, Class A1, 4.55%, 04/25/67 (a)(b)		1,327	1,300,764
Series 2022-7, Class A1, 5.16%, 04/25/67 (b)		2,224	2,167,282
Series 2022-9, Class A1, 6.79%, 12/25/67 (b)		308	311,957
Series 2023-2, Class A1, 6.60%, 07/25/68		1,374	1,392,136
Countrywide Alternative Loan Trust
Series 2005-9CB, Class 1A3, (1-mo. Term SOFR + 0.56%), 5.50%, 05/25/35 (a)		1,166	974,233
Series 2006-40T1, Class 2A5, (1-mo. Term SOFR + 0.51%), 5.87%, 12/25/36 (a)		2,272	524,854
Series 2006-7CB, Class 2A1, 6.50%, 05/25/36		1,402	676,375
Series 2006-J7, Class 2A1, (1-mo. LIBOR US + 1.50%), 6.96%, 11/20/46 (a)		2,528	1,903,185
Series 2006-OA14, Class 3A1, (12-mo. MTA + 0.85%), 5.86%, 11/25/46 (a)		4,185	3,471,722
Series 2006-OA16, Class A2, (1-mo. Term SOFR + 0.49%), 5.85%, 10/25/46 (a)		2,648	2,379,163
Series 2006-OA18, Class A1, (1-mo. Term SOFR + 0.35%), 5.71%, 12/25/46 (a)		1,538	1,312,447
Series 2006-OA6, Class 1A1A, (1-mo. Term SOFR + 0.53%), 5.89%, 07/25/46 (a)		3,045	2,461,468
Series 2006-OA8, Class 1A1, (1-mo. Term SOFR + 0.49%), 5.85%, 07/25/46 (a)		1,030	869,819
Series 2007-12T1, Class A22, 5.75%, 06/25/37		3,242	1,466,474
Series 2007-12T1, Class A5, 6.00%, 06/25/37		1,573	740,444
Series 2007-22, Class 2A16, 6.50%, 09/25/37		6,980	2,671,936
Series 2007-23CB, Class A1, 6.00%, 09/25/37		3,984	2,021,948
Series 2007-4CB, Class 1A3, (1-mo. Term SOFR + 0.46%), 5.75%, 04/25/37 (a)		1,526	1,144,168
Series 2007-OA2, Class 1A1, (12-mo. MTA + 0.84%), 5.85%, 03/25/47 (a)		1,768	1,475,761
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, (1-mo. Term SOFR + 0.31%), 5.87%, 04/25/46 (a)		3,604	3,335,040
Credit Suisse Mortgage Capital Certificates Trust, Series 2022-NQM5, Class A1, 5.17%, 05/25/67 (a)(b)		2,708	2,689,813
CSMC Trust (a)(b)
Series 2011-4R, Class 1A2, (1-mo. Term SOFR + 1.61%), 6.93%, 09/27/37		1,176	950,636
Series 2021-NQM2, Class M1, 2.28%, 02/25/66		1,500	961,831
Ellington Financial Mortgage Trust (a)(b)
Series 2020-1, Class M1, 5.24%, 05/25/65		500	485,309
Series 2021-2, Class A1, 0.93%, 06/25/66		199	158,249
Flagstar Mortgage Trust, Series 2021-4, Class A1, 2.50%, 06/01/51 (a)(b)		2,074	1,698,631
GCAT Trust, Series 2022-NQM3, Class A1, 4.35%, 04/25/67 (a)(b)		956	922,411
Homeward Opportunities Fund Trust, Series 2022-1, Class A1, 5.08%, 07/25/67 (b)		1,025	1,007,762
JP Morgan Mortgage Trust (a)(b)
Series 2022-DSC1, Class A1, 4.75%, 01/25/63		515	490,460
Series 2023-DSC1, Class A1, 4.63%, 07/25/63		328	308,529
MFA Trust
Series 2021-NQM1, Class M1, 2.31%, 04/25/65 (a)(b)		2,000	1,518,371
Series 2023-NQM3, Class A1, 6.62%, 07/25/68		1,714	1,732,869

S C H E D U L E O F I N V E S T M E N T S	141

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Mill City Mortgage Trust, Series 2023-NQM2, Class A1, 6.24%, 12/25/67 (b)	USD	1,651	$1,655,347
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 3.33%, 05/26/37 (b)		3,651	3,670,190
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A2, 6.16%, 05/25/36 (a)		6,592	1,250,536
OBX Trust
Series 2022-NQM9, Class A1A, 6.45%, 09/25/62 (b)		538	543,604
Series 2023-NQM1, Class A1, 6.12%, 11/25/62 (a)(b)		456	458,162
Series 2023-NQM6, Class A1, 6.52%, 07/25/63		1,549	1,562,991
Onslow Bay Financial LLC, Class A1A, 6.57%, 06/25/63		1,510	1,524,261
PRKCM Trust, Series 2023-AFC2, Class A1, 6.48%, 06/25/58		1,495	1,502,107
Residential Asset Securitization Trust, Series 2006- A8, Class 2A5, (1-mo. Term SOFR + 0.71%), 6.07%, 08/25/36 (a)		6,276	1,300,569
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 08/25/62 (b)		665	664,357
Spruce Hill Mortgage Loan Trust, Series 2022-SH1, Class A1A, 4.10%, 07/25/57 (b)		670	643,473
STAR Trust, Series 2021-1, Class M1, 2.36%, 05/25/65 (a)(b)		1,750	1,338,161
Starwood Mortgage Residential Trust, Series 2020-3, Class M1, 3.54%, 04/25/65 (a)(b)		1,057	873,368
Verus Securitization Trust
Series 2022-3, Class A1, 4.13%, 02/25/67 (b)		457	424,917
Series 2022-7, Class A1, 5.15%, 07/25/67 (b)		1,781	1,782,972
Series 2022-INV2, Class A1, 6.79%, 10/25/67 (b)		466	472,437
Series 2023-1, Class A1, 5.85%, 12/25/67 (b)		302	301,423
Series 2023-5, Class A1, 6.48%, 06/25/68		1,313	1,325,313
Visio Trust, Series 2023-2, Class A1, 6.60%, 10/25/58		1,598	1,610,629

			81,566,757

Commercial Mortgage-Backed Securities — 4.1%
Bayview Commercial Asset Trust, Series 2007-2A, Class A1, (1-mo. Term SOFR + 0.38%), 5.74%, 07/25/37 (a)(b)		1,240	1,128,219
Beast Mortgage Trust, Series 2021-SSCP, Class A, (1-mo. Term SOFR + 0.86%), 6.23%, 04/15/36 (a)(b)		480	470,665
BX Commercial Mortgage Trust (a)(b)
Series 2019-XL, Class A, (1-mo. Term SOFR + 1.03%), 6.40%, 10/15/36		495	494,324
Series 2021-CIP, Class A, (1-mo. Term SOFR + 1.04%), 6.40%, 12/15/38		600	587,386
Series 2021-SOAR, Class A, (1-mo. Term SOFR + 0.78%), 6.15%, 06/15/38		1,532	1,507,366
Series 2022-LP2, Class A, (1-mo. Term SOFR + 1.01%), 6.37%, 02/15/39		1,353	1,328,222
BX Trust (a)(b)
Series 2021-LBA, Class AJV, (1-mo. Term SOFR + 0.91%), 6.28%, 02/15/36		1,650	1,623,100
Series 2022, Class B, (1-mo. Term SOFR + 2.66%), 8.03%, 08/15/41		278	278,261
Series 2022-GPA, Class A, (1-mo. Term SOFR + 2.17%), 7.53%, 08/15/39		650	650,611

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Trust (a)(b) (continued)
Series 2023, Class A, (1-mo. Term SOFR + 2.69%), 8.05%, 05/15/38	USD	140	$140,263
CENT Trust, Series 2023, Class A, (1-mo. Term SOFR + 2.62%), 7.98%, 09/15/38 (a)		1,081	1,086,445
Cold Storage Trust (a)(b)
Series 2020-ICE5, Class A, (1-mo. Term SOFR + 1.01%), 6.37%, 11/15/37		101	100,770
Series 2020-ICE5, Class F, (1-mo. Term SOFR + 3.61%), 8.96%, 11/15/37		280	277,186
CSMC BHAR, Series 2021-BHAR, Class C, (1-mo. Term SOFR + 2.11%), 7.48%, 11/15/38 (a)(b)		270	265,818
CSMC Trust, Series 2020-NET, Class A, 2.26%, 08/15/37 (b)		479	443,149
Extended Stay America Trust (a)(b)
Series 2021-ESH, Class D, (1-mo. Term SOFR + 2.36%), 7.73%, 07/15/38		1,335	1,311,348
Series 2021-ESH, Class F, (1-mo. Term SOFR + 3.81%), 9.18%, 07/15/38		847	828,427
GS Mortgage Securities Corp II, Class E, 7.43%, 09/10/38		275	268,836
GS Mortgage Securities Corp Trust, Series 2023, Class B, (1-mo. Term SOFR + 2.79%), 8.15%, 03/15/28 (a)		550	547,243
Independence Plaza Trust, Series 2018-INDP, Class A, 3.76%, 07/10/35 (b)		1,000	955,052
JP Morgan Chase Commercial Mortgage Securities Trust
Class B, 2.85%, 09/06/38		275	243,098
Series 2022-ACB, Class A, (30-day Avg SOFR + 1.40%), 6.74%, 03/15/39 (a)(b)		1,600	1,577,902
KSL Commercial Mortgage Trust, Series 2023-HT, Class D, (1-mo. Term SOFR + 4.29%), 9.64%, 12/15/36 (a)		1,100	1,100,674
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-1A, Class B, (1-mo. Term SOFR + 1.11%), 6.47%, 04/25/31 (a)(b)		36	35,832
MED Trust (a)(b)
Series 2021, Class A, (1-mo. Term SOFR + 1.06%), 6.43%, 11/15/38		1,065	1,044,170
Series 2023, Class E, (1-mo. Term SOFR + 3.26%), 8.63%, 11/15/38		390	379,191
MF1 2021-W10X, Series 2021-W10, Class A, (1-mo. Term SOFR + 1.07%), 6.43%, 12/15/34 (a)(b)		520	507,138
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1-mo. Term SOFR + 2.19%), 7.55%, 05/15/37 (a)(b)		500	497,017
Wells Fargo Commercial Mortgage Trust
Series 2016-LC25, Class A4, 3.64%, 12/15/59		1,600	1,526,045
Series 2020, Class B, (1-mo. Term SOFR + 1.45%), 6.82%, 02/15/37 (a)(b)		780	763,952
Series 2020, Class D, (1-mo. Term SOFR + 2.20%), 7.57%, 02/15/37 (a)(b)		800	781,746

			22,749,456

Total Non-Agency Mortgage-Backed Securities — 18.7% (Cost: $120,692,769)			104,316,213

142	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Preferred Securities

Capital Trusts — 5.5%

Automobiles (a)(h) — 0.1%
General Motors Financial Co., Inc., Series C, 5.70%	USD	395	$364,779
Volkswagen International Finance NV, 3.88% (e)	EUR	100	101,028

			465,807

Banks (h) — 4.4%
AIB Group PLC, 5.25% (a)(e)		200	217,738
Banco Bilbao Vizcaya Argentaria SA, 6.13% (a)	USD	2,000	1,820,220
Bank of America Corp., Series X, 6.25% (a)(f)		2,925	2,898,059
Bank of East Asia Ltd., 5.88% (a)(e)		250	232,656
Bank of New York Mellon Corp., Series I, 3.75% (a)(f)		2,845	2,459,024
Barclays PLC
9.63%		1,105	1,147,819
4.38% (a)(f)		585	454,782
8.00% (a)		275	269,888
BNP Paribas SA (a)
8.50% (b)		545	570,737
6.88% (e)	EUR	200	228,509
Chong Hing Bank Ltd., 5.70% (a)(e)	USD	250	245,703
Citigroup, Inc., 7.63% (a)		425	433,967
Credit Agricole SA, 4.75% (a)(b)		260	220,558
Goldman Sachs Group, Inc., Series R, 4.95% (a)		900	859,392
HSBC Holdings PLC (a)
4.70%		465	378,717
4.60%		200	166,803
6.00% (f)		695	663,767
Lloyds Banking Group PLC (a)
8.00%		345	345,689
6.75%		515	507,692
NatWest Group PLC, 6.00% (a)		1,185	1,145,668
Nordea Bank Abp, 3.75% (a)(b)		560	442,371
PNC Financial Services Group, Inc. (a)
Series V, 6.20%		377	366,534
Series W, 6.25% (f)		380	354,224
Rizal Commercial Banking Corp., 6.50% (a)(e)		200	188,392
Societe Generale SA, 6.75% (a)(b)(f)		3,000	2,679,263
UBS Group AG (a)(b)
9.25%		616	664,527
9.25%		760	842,281
Wells Fargo & Co. (a)(f)
7.63%		571	599,157
Series S, 5.90%		3,000	2,968,372
Woori Bank, 4.25% (a)(e)		250	244,062

			24,616,571

Diversified Telecommunication Services (a) — 0.1%
British Telecommunications PLC, 8.38%, 12/20/83	GBP	100	134,391
Telefonica Europe BV, 6.14% (e)(h)	EUR	200	226,862

			361,253

Electric Utilities (a) — 0.6%
Edison International, Series B, 5.00% (h)	USD	328	305,402
EDP - Energias de Portugal SA, 5.94%, 04/23/83 (e)	EUR	100	114,542
Electricite de France SA (h)
9.13% (b)	USD	245	273,521

Security		Par (000)	Value

Electric Utilities (continued)
Electricite de France SA (h) (continued)
3.00% (e)	EUR	200	$200,919
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79 (f)	USD	2,500	2,345,876

			3,240,260

Independent Power and Renewable Electricity Producers (a)(b)(h) —0.2%
NRG Energy, Inc., 10.25%		625	650,679
Vistra Corp., 7.00% (f)		307	302,395

			953,074

Insurance — 0.0%
Liberty Mutual Group, Inc., 3.63%, 05/23/59 (a)(e)	EUR	100	107,500

Oil, Gas & Consumable Fuels — 0.0%
Repsol International Finance BV, 4.25% (a)(e)(h)		100	107,628

Pharmaceuticals (a) — 0.0%
Bayer AG
4.50%, 03/25/82 (e)		100	104,875
7.00%, 09/25/83		100	113,823

			218,698

Real Estate Management & Development (a)(e) — 0.0%
Fastighets AB Balder, 2.87%, 06/02/81		100	83,072
Heimstaden Bostad AB, 2.63% (h)		100	37,038

			120,110

Transportation Infrastructure — 0.0%
Abertis Infraestructuras Finance BV, 3.25% (a)(e)(h)		100	105,683

Wireless Telecommunication Services (a)(e) — 0.1%
Vodafone Group PLC
2.63%, 08/27/80		100	104,841
6.50%, 08/30/84		100	117,965

			222,806

			30,519,390

		Shares

Preferred Stocks — 0.7% (a)(h)

Capital Markets — 0.7%
Morgan Stanley
Series F, 6.88%		100,000	2,502,000
Series K, 5.85%		60,125	1,456,228

			3,958,228

Total Preferred Securities — 6.2% (Cost: $36,448,030)			34,477,618

S C H E D U L E O F I N V E S T M E N T S	143

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.9%
Fannie Mae REMICS, Series 4480, Class ZX, 4.00%, 11/15/44	USD	4,547	$4,339,177
Ginnie Mae, Series 2017-136, Class GB, 3.00%, 03/20/47		573	526,826

			4,866,003

Mortgage-Backed Securities — 16.7%
Fannie Mae Mortgage-Backed Securities (f)
4.50%, 07/01/55		6,461	6,388,773
4.00%, 02/01/56 - 04/01/56		6,871	6,632,857
Uniform Mortgage-Backed Securities
1.50%, 05/01/31 - 06/01/31 (f)		7,414	6,814,540
4.00%, 03/01/34 - 09/01/52 (f)		20,931	19,883,910
4.50%, 04/01/48 - 01/16/54 (f)(p)		11,745	11,504,093
6.50%, 10/01/53 (f)		5,227	5,355,740
3.50%, 01/16/54 (p)		10,000	9,173,437
5.00%, 01/16/54 (p)		11,000	10,882,266
5.50%, 01/16/54 (p)		11,020	11,066,491
7.00%, 01/16/54 (p)		5,700	5,879,238

			93,581,345

Total U.S. Government Sponsored Agency Securities — 17.6% (Cost: $100,564,237)			98,447,348

		Shares

Warrants

Entertainment — 0.0%
Aviron Capital LLC, (Expires 12/16/31) (c)(m)		10	—

Total Warrants — 0.0% (Cost: $— )			—

Total Long-Term Investments — 154.4% (Cost: $892,844,878)			861,733,087

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (q)(r)		10,305,527	10,305,527

Total Short-Term Securities — 1.8% (Cost: $10,305,527)			10,305,527

Total Investments Before TBA Sale Commitments — 156.2% (Cost: $903,150,405)			872,038,614

Security		Par (000)	Value

TBA Sale Commitments

Mortgage-Backed Securities — (1.0)%
Uniform Mortgage-Backed Securities, 7.00%, 01/16/54 (p)	USD	(5,700)	$(5,879,238)

Total TBA Sale Commitments — (1.0)% (Proceeds: $(5,832,035))			(5,879,238)

Total Investments, Net of TBA Sale Commitments — 155.2% (Cost: $897,318,370)			866,159,376

Liabilities in Excess of Other Assets — (55.2)%			(307,986,008)

Net Assets — 100.0%			$558,173,368

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rounds to less than 1,000.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Perpetual security with no stated maturity date.
(i)	Convertible security.
(j)	Zero-coupon bond.
(k)	When-issued security.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Non-income producing security.
(n)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Represents or includes a TBA transaction.
(q)	Affiliate of the Fund.
(r)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

144	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,684,688	$4,620,839	(a)	$—	$—	$—	$10,305,527	10,305,527	$79,585	$—

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BNP Paribas SA	5.45	% (b)	11/02/23	Open		$793,196	$800,281	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	11/06/23	Open		1,886,606	1,902,430	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	11/06/23	Open		233,520	235,479	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	11/06/23	Open		606,225	611,310	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	11/06/23	Open		115,600	116,580	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	11/08/23	Open		625,776	630,986	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.50	(b)	11/08/23	Open		600,075	605,026	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/08/23	Open		537,000	541,551	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.35		11/14/23	01/04/24		861,315	867,331	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24		166,850	168,026	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24		165,000	166,163	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24		456,250	459,467	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		11/14/23	01/04/24		850,640	856,637	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		213,400	214,918	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		421,877	424,879	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		219,505	221,067	Capital Trusts	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		215,410	216,943	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/14/23	01/04/24		557,546	561,513	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24		270,269	272,209	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24		662,806	667,566	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24		147,750	148,811	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24		250,500	252,299	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24		787,426	793,080	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24		416,377	419,367	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24		253,171	254,989	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24		322,830	325,148	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24		227,858	229,494	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/14/23	01/04/24		325,706	328,045	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		11/15/23	01/04/24		1,093,125	1,100,737	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/15/23	01/04/24		298,366	300,463	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		11/15/23	01/04/24		369,810	372,409	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	5.45		11/15/23	01/10/24		194,695	196,051	Capital Trusts	Up to 30 Days
Barclays Bank PLC	5.45		11/15/23	01/10/24		1,815,091	1,827,731	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	5.45		11/15/23	01/10/24		426,530	429,500	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	5.45		11/15/23	01/10/24		381,875	384,534	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	4.75		11/15/23	01/10/24		441,269	443,947	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.24		11/15/23	01/10/24		165,055	166,161	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.24		11/15/23	01/10/24		190,977	192,256	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.40		11/15/23	01/10/24		122,266	123,109	Foreign Agency Obligations	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24		397,900	400,671	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	5.45		11/15/23	01/10/24		243,750	245,447	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	5.55		11/15/23	01/10/24		2,165,700	2,181,058	Capital Trusts	Up to 30 Days
Barclays Bank PLC	5.50	(b)	11/15/23	Open		1,496,662	1,507,181	Corporate Bonds	Open/Demand
Barclays Bank PLC	5.50	(b)	11/15/23	Open		676,875	681,632	Corporate Bonds	Open/Demand
Barclays Bank PLC	5.50	(b)	11/15/23	Open		2,115,969	2,130,839	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	(b)	11/15/23	Open		314,090	314,491	Corporate Bonds	Open/Demand
BNP Paribas SA	5.41	(b)	11/15/23	Open		101,361	102,062	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	145

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BNP Paribas SA	5.44	% (b)	11/15/23	Open		$189,240	$190,555	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	11/15/23	Open		524,606	528,260	Capital Trusts	Open/Demand
Credit Agricole Corporate and Investment Bank	5.52	(b)	11/15/23	Open		238,075	237,638	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	5.52	(b)	11/15/23	Open		90,383	91,020	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	11/15/23	Open		1,400,377	1,410,309	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	11/15/23	Open		129,040	129,922	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	11/15/23	Open		194,396	195,725	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		425,040	428,016	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		477,500	480,844	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		112,880	113,670	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		249,555	251,302	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		618,000	622,327	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		229,366	230,972	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		279,953	281,913	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		146,913	147,941	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/15/23	Open		235,121	236,768	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.50	(b)	11/15/23	Open		165,113	166,273	Corporate Bonds	Open/Demand
BofA Securities, Inc.	2.50		11/16/23	01/11/24		450,735	452,144	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.50		11/16/23	01/11/24		488,312	490,449	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	4.15		11/16/23	01/11/24		189,610	190,594	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	4.25		11/16/23	01/11/24		149,475	150,269	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	4.50		11/16/23	01/11/24		196,584	197,690	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.10		11/16/23	01/11/24		346,749	348,959	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.15		11/16/23	01/11/24		945,419	951,505	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.20		11/16/23	01/11/24		431,827	434,634	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		11/16/23	01/11/24		261,975	263,694	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		11/16/23	01/11/24		415,562	418,290	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25		11/16/23	01/11/24		91,410	92,010	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24		1,701,462	1,712,840	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/16/23	01/11/24		694,577	699,223	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		374,680	377,209	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		841,500	847,180	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		574,062	577,937	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		722,767	727,646	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		281,163	283,060	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		281,813	283,715	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		849,520	855,254	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		280,875	282,771	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		361,523	363,964	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		123,156	123,988	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		535,000	538,611	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		350,625	352,992	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		446,224	449,236	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/16/23	01/11/24		66,388	66,836	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.43		11/16/23	01/11/24		1,975,556	1,988,965	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		769,393	774,634	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		391,875	394,545	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		694,899	699,633	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		656,250	660,721	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		293,183	295,180	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		615,930	620,126	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		896,697	902,806	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		115,250	116,035	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		238,734	240,360	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		598,340	602,416	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		11/16/23	01/11/24		548,769	552,507	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.49		11/16/23	01/11/24		2,121,875	2,136,436	Capital Trusts	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		2,580,000	2,597,738	Capital Trusts	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		798,750	804,241	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		900,487	906,678	Corporate Bonds	Up to 30 Days

146	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BofA Securities, Inc.	5.50%		11/16/23	01/11/24		$529,575	$533,216	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		153,255	154,309	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		994,602	1,001,440	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		653,350	657,842	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		932,740	939,153	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		482,369	485,685	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		515,612	519,157	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		1,485,176	1,495,387	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		454,025	457,146	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		125,430	126,292	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		225,469	227,019	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		349,796	352,201	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		583,537	587,549	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		174,195	175,393	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		120,951	121,783	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		161,883	162,995	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		2,686,470	2,704,940	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		190,598	191,908	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		309,885	312,015	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		162,594	163,712	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		135,052	135,981	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		436,100	439,098	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		108,723	109,470	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		504,810	508,281	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		678,634	683,299	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		175,629	176,836	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		1,253,805	1,262,425	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		168,831	169,992	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		77,441	77,974	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		277,016	278,921	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		957,780	964,365	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		160,283	161,384	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		795,094	800,560	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		364,675	367,182	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/16/23	01/11/24		357,500	359,958	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.53		11/16/23	01/11/24		1,991,250	2,005,015	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		11/16/23	01/11/24		99,790	100,482	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		11/16/23	01/11/24		318,283	320,491	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		11/16/23	01/11/24		321,975	324,209	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		11/16/23	01/11/24		289,201	291,208	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		11/16/23	01/11/24		97,565	98,242	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		11/16/23	01/11/24		182,700	183,968	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		11/16/23	01/11/24		279,451	281,390	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		11/16/23	01/11/24		230,680	232,280	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		11/16/23	01/11/24		257,353	259,138	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/22/23	01/11/24		752,600	756,850	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/22/23	01/11/24		740,250	744,469	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/22/23	01/11/24		1,862,960	1,873,776	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.60		11/22/23	01/11/24		2,796,349	2,812,878	Corporate Bonds	Up to 30 Days
Goldman Sachs & Co. LLC	5.25	(b)	11/22/23	Open		662,930	666,604	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	11/22/23	Open		928,687	934,030	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	11/22/23	Open		3,306,170	3,325,539	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	11/22/23	Open		784,575	789,171	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	11/22/23	Open		731,850	736,137	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/22/23	Open		544,983	548,136	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.60	(b)	11/22/23	Open		671,933	675,905	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.65	(b)	11/22/23	Open		2,593,957	2,609,428	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/24/23	Open		667,920	671,784	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/29/23	Open		169,250	170,074	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/29/23	Open		674,515	677,801	Corporate Bonds	Open/Demand
BofA Securities, Inc.	5.35		11/30/23	01/11/24		1,157,885	1,163,219	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/30/23	01/11/24		195,594	196,495	Corporate Bonds	Up to 30 Days

S C H E D U L E O F I N V E S T M E N T S	147

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BofA Securities, Inc.	5.35%		11/30/23	01/11/24		$508,500	$510,843	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		11/30/23	01/11/24		1,842,500	1,850,988	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/30/23	01/11/24		208,810	209,781	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		11/30/23	01/11/24		1,514,890	1,521,934	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		11/30/23	01/11/24		1,259,095	1,265,058	Corporate Bonds	Up to 30 Days
BNP Paribas SA	5.45	(b)	11/30/23	Open		245,526	246,678	Corporate Bonds	Open/Demand
BNP Paribas SA	5.47	(b)	11/30/23	Open		293,313	294,694	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	11/30/23	Open		614,075	616,957	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	11/30/23	Open		203,363	204,317	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	11/30/23	Open		166,195	166,979	Corporate Bonds	Open/Demand
BNP Paribas SA	5.50	(b)	12/01/23	Open		868,500	872,215	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/01/23	Open		808,904	812,396	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/07/23	Open		1,464,064	1,469,605	Corporate Bonds	Open/Demand
BofA Securities, Inc.	5.32		12/08/23	01/11/24		267,517	268,347	Foreign Agency Obligations	Up to 30 Days
BofA Securities, Inc.	5.55		12/08/23	01/11/24		162,996	163,524	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		12/08/23	01/11/24		148,633	149,115	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		12/08/23	01/11/24		266,361	267,224	Foreign Agency Obligations	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		116,314	116,653	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		139,751	140,159	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		1,478,839	1,483,155	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		619,221	621,029	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		1,061,555	1,064,653	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		292,951	293,806	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		2,506,061	2,513,375	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		6,041,553	6,059,186	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		98,336	98,623	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		1,854,569	1,859,982	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		2,707,500	2,715,402	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		1,669,145	1,674,017	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		1,373,027	1,377,034	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		1,939,007	1,944,666	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		91,970	92,238	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		5,162,382	5,177,449	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		4,391,210	4,404,026	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		12,550,585	12,587,215	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		376,537	377,636	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		206,775	207,379	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		1,347,692	1,351,625	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	5.53		12/08/23	01/16/24		3,779,334	3,790,364	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas SA	5.15	(b)	12/08/23	Open		126,844	127,225	Corporate Bonds	Open/Demand

148	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

HSBC Securities (USA), Inc.	5.50	% (b)	12/08/23	Open		$168,578	$169,118	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	5.50	(b)	12/08/23	Open		452,500	453,952	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	5.50	(b)	12/08/23	Open		210,478	211,153	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	5.50	(b)	12/08/23	Open		156,860	157,363	Foreign Agency Obligations	Open/Demand
HSBC Securities (USA), Inc.	5.50	(b)	12/08/23	Open		187,105	187,705	Foreign Agency Obligations	Open/Demand
HSBC Securities (USA), Inc.	5.50	(b)	12/08/23	Open		312,942	313,946	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	5.40	(b)	12/08/23	Open		1,222,992	1,226,844	Corporate Bonds	Open/Demand
BNP Paribas SA	5.30	(b)	12/11/23	Open		490,762	492,208	Corporate Bonds	Open/Demand
BNP Paribas SA	5.37	(b)	12/11/23	Open		194,344	194,924	Corporate Bonds	Open/Demand
BNP Paribas SA	5.39	(b)	12/11/23	Open		381,000	382,141	Corporate Bonds	Open/Demand
BNP Paribas SA	5.41	(b)	12/11/23	Open		496,725	498,218	Corporate Bonds	Open/Demand
BNP Paribas SA	5.42	(b)	12/11/23	Open		197,134	197,727	Corporate Bonds	Open/Demand
BNP Paribas SA	5.44	(b)	12/11/23	Open		334,170	335,180	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		376,291	377,431	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		535,000	536,620	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		862,500	865,111	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		756,000	758,289	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		563,250	564,955	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		356,421	357,500	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/11/23	Open		330,221	331,221	Corporate Bonds	Open/Demand
BNP Paribas SA	5.47	(b)	12/11/23	Open		592,525	594,326	Corporate Bonds	Open/Demand
BNP Paribas SA	5.47	(b)	12/11/23	Open		1,204,070	1,207,729	Corporate Bonds	Open/Demand
BNP Paribas SA	5.47	(b)	12/11/23	Open		544,252	545,906	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	12/11/23	Open		343,710	344,756	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	12/11/23	Open		278,843	279,691	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/11/23	Open		426,300	427,600	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/11/23	Open		1,977,500	1,983,531	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/11/23	Open		765,559	767,894	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/11/23	Open		316,111	317,075	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/11/23	Open		474,150	475,596	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/11/23	Open		867,500	870,146	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	12/11/23	Open		2,705,625	2,713,952	Capital Trusts	Open/Demand
BNP Paribas SA	5.55	(b)	12/11/23	Open		1,458,229	1,462,725	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/11/23	Open		281,200	282,083	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/11/23	Open		1,123,984	1,127,349	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/11/23	Open		378,885	380,074	Corporate Bonds	Open/Demand
BNP Paribas SA	5.68	(b)	12/11/23	Open		972,216	975,284	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	5.50	(b)	12/11/23	Open		338,018	339,050	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	5.50	(b)	12/11/23	Open		798,437	800,877	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.25	(b)	12/11/23	Open		334,594	335,570	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.35	(b)	12/11/23	Open		1,420,031	1,424,251	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.35	(b)	12/11/23	Open		332,520	333,508	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/11/23	Open		197,381	197,979	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/11/23	Open		260,010	260,797	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/11/23	Open		825,836	828,337	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/11/23	Open		2,105,025	2,111,399	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		831,077	833,640	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		687,746	689,867	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		1,291,012	1,294,993	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		692,640	694,776	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		1,675,345	1,680,511	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		81,355	81,606	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		545,200	546,881	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		1,029,105	1,032,278	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		539,505	541,168	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		590,250	592,070	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		354,656	355,750	Capital Trusts	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		344,886	345,949	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		465,465	466,900	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		425,430	426,742	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	149

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Goldman Sachs & Co. LLC	5.55	% (b)	12/11/23	Open		$768,622	$770,992	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		571,330	573,092	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		292,679	293,581	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/11/23	Open		173,644	174,179	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.50	(b)	12/11/23	Open		245,625	246,239	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/11/23	Open		465,000	466,382	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/11/23	Open		181,731	182,271	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/11/23	Open		450,000	451,338	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/11/23	Open		258,390	259,158	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/11/23	Open		715,227	717,353	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/11/23	Open		165,233	165,724	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	12/11/23	Open		104,545	104,856	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.45	(b)	12/11/23	Open		920,000	922,786	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		244,020	244,763	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		333,125	334,139	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		375,345	376,488	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		177,975	178,517	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		626,652	628,560	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		245,144	245,890	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		203,740	204,360	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		319,700	320,673	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		261,844	262,641	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		419,375	420,652	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		108,199	108,528	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		1,606,545	1,611,436	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		749,070	751,351	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		256,764	257,545	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		442,035	443,381	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		450,000	451,370	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		347,160	348,217	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		337,250	338,277	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		172,530	173,055	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		278,760	279,609	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		928,175	931,001	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		397,687	398,898	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/11/23	Open		1,475,625	1,480,117	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.57	(b)	12/11/23	Open		2,688,750	2,697,070	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.67	(b)	12/11/23	Open		295,350	296,228	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.67	(b)	12/11/23	Open		421,875	423,159	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		370,000	371,131	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		732,187	734,425	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		718,875	721,072	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		519,350	520,937	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		335,775	336,801	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		546,000	547,668	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		1,267,500	1,271,373	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		796,000	798,432	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		351,000	352,073	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		170,000	170,519	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		629,062	630,985	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		420,000	421,283	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		341,000	342,042	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		615,794	617,675	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		373,500	374,641	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		611,625	613,494	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		253,425	254,199	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		337,500	338,531	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		214,144	214,798	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		594,750	596,567	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		501,375	502,907	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		480,350	481,818	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/11/23	Open		418,125	419,403	Corporate Bonds	Open/Demand

150	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Societe Generale	5.47	% (b)	12/11/23	Open		$303,000	$303,921	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	12/11/23	Open		89,494	89,766	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	12/11/23	Open		568,125	569,852	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	12/11/23	Open		1,117,800	1,121,197	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	12/11/23	Open		167,813	168,322	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	12/11/23	Open		765,000	767,325	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	12/11/23	Open		3,355,000	3,365,196	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	12/11/23	Open		121,713	122,082	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	12/11/23	Open		262,836	263,635	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		859,500	862,122	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		366,437	367,555	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		445,000	446,357	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		220,313	220,984	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		294,000	294,897	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		475,625	477,076	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		186,434	187,003	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		262,969	263,771	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		533,400	535,027	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		628,310	630,226	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		245,625	246,374	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		264,938	265,746	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		86,005	86,267	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	12/11/23	Open		217,473	218,136	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.50	(b)	12/11/23	Open		1,508,062	1,512,671	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.50	(b)	12/11/23	Open		525,647	527,254	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.50	(b)	12/11/23	Open		385,619	386,797	Corporate Bonds	Open/Demand
BNP Paribas SA	5.39	(b)	12/12/23	Open		267,671	268,433	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	12/12/23	Open		174,585	175,087	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/12/23	Open		114,748	115,080	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/12/23	Open		333,040	334,005	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	12/12/23	Open		305,340	306,225	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		600,295	602,053	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/12/23	Open		1,396,787	1,400,879	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		157,091	157,546	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	12/12/23	Open		638,854	640,701	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.45		12/13/23	01/04/24		177,648	178,132	Foreign Agency Obligations	Up to 30 Days
J.P. Morgan Securities LLC	5.50		12/13/23	01/04/24		154,751	155,177	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		12/13/23	01/04/24		203,581	204,141	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		12/13/23	01/04/24		293,429	294,236	Foreign Agency Obligations	Up to 30 Days
J.P. Morgan Securities LLC	5.50		12/13/23	01/04/24		155,263	155,690	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	4.50		12/13/23	01/10/24		464,694	465,739	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		12/13/23	01/11/24		168,165	168,619	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		12/13/23	01/11/24		325,890	326,786	Corporate Bonds	Up to 30 Days
Goldman Sachs & Co. LLC	5.55	(b)	12/13/23	Open		5,219,680	5,234,165	Corporate Bonds	Open/Demand
BNP Paribas SA	5.43	(b)	12/15/23	Open		101,010	101,223	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	12/15/23	Open		530,929	532,054	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.42	(b)	12/15/23	Open		1,508,900	1,512,080	Corporate Bonds	Open/Demand
BofA Securities, Inc.	5.50		12/18/23	01/11/24		488,000	488,969	Corporate Bonds	Up to 30 Days
TD Securities (USA) LLC	5.50	(b)	12/18/23	Open		295,752	296,339	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	12/19/23	Open		1,782,720	1,785,988	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	5.55		12/20/23	01/10/24		1,866,840	1,870,006	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.15		12/20/23	01/11/24		892,570	894,102	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.33		12/20/23	01/11/24		678,813	680,019	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		12/20/23	01/11/24		339,589	340,194	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		12/20/23	01/11/24		1,578,289	1,581,103	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35		12/20/23	01/11/24		1,490,325	1,492,983	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		12/20/23	01/11/24		203,345	203,711	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		12/20/23	01/11/24		259,080	259,546	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		12/20/23	01/11/24		171,360	171,668	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		12/20/23	01/11/24		772,144	773,534	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		12/20/23	01/11/24		1,067,325	1,069,282	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		12/20/23	01/11/24		1,528,312	1,531,114	Corporate Bonds	Up to 30 Days

S C H E D U L E O F I N V E S T M E N T S	151

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BofA Securities, Inc.	5.50%		12/20/23	01/11/24		$356,300	$356,953	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		12/20/23	01/11/24		630,379	631,535	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		12/20/23	01/11/24		1,799,927	1,803,227	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		12/20/23	01/11/24		3,286,500	3,292,525	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		12/20/23	01/11/24		195,978	196,337	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.65		12/20/23	01/11/24		1,056,294	1,058,283	Corporate Bonds	Up to 30 Days
BNP Paribas SA	4.75	(b)	12/20/23	Open		2,422,062	2,425,897	Corporate Bonds	Open/Demand
BNP Paribas SA	5.00	(b)	12/20/23	Open		974,129	975,752	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	12/20/23	Open		490,280	491,176	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	12/20/23	Open		160,100	160,372	Corporate Bonds	Open/Demand
BNP Paribas SA	5.65	(b)	12/26/23	Open		127,140	127,140	Corporate Bonds	Open/Demand

						$283,379,886	$284,576,426

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
5-Year U.S. Treasury Note	1,994	03/28/24	$216,894	$4,607,841

Short Contracts
10-Year U.S. Treasury Note	740	03/19/24	83,539	(2,673,182)
10-Year U.S. Ultra Long Treasury Note	238	03/19/24	28,088	(1,245,020)
U.S. Long Bond	373	03/19/24	46,602	(3,383,772)
Ultra U.S. Treasury Bond	111	03/19/24	14,829	(1,370,358)
2-Year U.S. Treasury Note	41	03/28/24	8,442	(24,357)

				(8,696,689)

				$(4,088,848)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	104,790	EUR	97,038	Barclays Bank PLC	03/14/24	$(2,638)
USD	130,174	EUR	120,545	Barclays Bank PLC	03/14/24	(3,277)
USD	145,190	EUR	134,415	Deutsche Bank AG	03/14/24	(3,617)
USD	493,932	EUR	457,247	Deutsche Bank AG	03/14/24	(12,272)
USD	109,619	EUR	100,000	BNP Paribas SA	03/20/24	(1,115)
USD	10,517,764	EUR	9,585,000	UBS AG	03/20/24	(96,131)
USD	1,738,910	GBP	1,372,000	State Street Bank and Trust Co.	03/20/24	(10,572)

						$(129,622)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	USD	6,623	$(398,828)	$(84,932)	$(313,896)
CDX.NA.IG.41.V1	1.00	Quarterly	12/20/28	USD	27,020	(533,869)	(408,541)	(125,328)

						$(932,697)	$(493,473)	$(439,224)

152	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.7	3.00%	Monthly	Deutsche Bank AG	01/17/47	USD 14,855	$2,812,513	$963,235	$1,849,278

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Virgin Media Finance PLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B		EUR	20	$1,560	$1,205	$355
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	12/20/26	BB		EUR	20	1,742	(532)	2,274
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/26	BB		EUR	10	884	274	610
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/26	BB		EUR	7	581	1,019	(438)
CMA CGM SA	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/27	N/R		EUR	38	4,855	6,651	(1,796)
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R		EUR	10	(89)	(787)	698
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R		EUR	11	(99)	(1,380)	1,281
Adler Real Estate AG	5.00	Quarterly	Bank of America N.A.	12/20/27	CCC+		EUR	9	(1,756)	(1,682)	(74)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC+		EUR	5	(1,055)	(990)	(65)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC+		EUR	15	(2,967)	(2,784)	(183)
Adler Real Estate AG	5.00	Quarterly	Citibank N.A.	12/20/27	CCC+		EUR	4	(860)	(829)	(31)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	CCC+		EUR	9	(1,802)	(1,737)	(65)
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	CCC+		EUR	7	(1,307)	(1,239)	(68)
United Group B.V.	5.00	Quarterly	Bank of America N.A.	12/20/27	B		EUR	23	1,023	(2,851)	3,874
Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	N/R		EUR	7	(159)	(439)	280
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	D		USD	5,942	(1,125,005)	(269,977)	(855,028)
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	D		USD	2,971	(562,503)	(134,833)	(427,670)
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	D		USD	5,942	(1,125,005)	(133,493)	(991,512)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R		USD	407	(70,877)	(41,121)	(29,756)
CMBX.NA.15	3.00	Monthly	Morgan Stanley & Co. International PLC	11/15/64	N/R		USD	2,972	(545,733)	(551,268)	5,535

									$(3,428,572)	$(1,136,793)	$(2,291,779)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps (a)	$—	$ (493,473)	$—	$(439,224)
OTC Swaps	972,384	(1,145,942)	1,864,185	(2,306,686)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	153

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$4,607,841	$—	$4,607,841
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,836,569	—	—	—	—	2,836,569

	$—	$2,836,569	$—	$—	$4,607,841	$—	$7,444,410

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$8,696,689	$—	$8,696,689
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	129,622	—	—	129,622
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	439,224	—	—	—	—	439,224
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,452,628	—	—	—	—	3,452,628

	$—	$3,891,852	$—	$129,622	$8,696,689	$—	$12,718,163

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,901,941	$—	$2,901,941
Forward foreign currency exchange contracts	—	—	—	(274,755)	—	—	(274,755)
Swaps	—	(53,462)	—	—	(493,617)	—	(547,079)

	$—	$(53,462)	$—	$(274,755)	$2,408,324	$—	$2,080,107

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(11,439,008)	$—	$(11,439,008)
Forward foreign currency exchange contracts	—	—	—	(286,118)	—	—	(286,118)
Swaps	—	(85,823)	—	—	754,690	—	668,867

	$—	$(85,823)	$—	$(286,118)	$(10,684,318)	$—	$(11,056,259)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$216,894,235
Average notional value of contracts — short	$181,499,852
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$13,240,379
Credit default swaps:
Average notional value — buy protection	$48,497,925
Average notional value — sell protection	$18,449,012
Interest rate swaps:
Average notional value — receives fixed rate	$—	(a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

154	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$322,579	$5,107
Forward foreign currency exchange contracts	—	129,622
Swaps — centrally cleared	9,151	—
Swaps — OTC (a)	2,836,569	3,452,628

Total derivative assets and liabilities in the Statement of Assets and Liabilities	3,168,299	3,587,357

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(331,730)	(5,107)

Total derivative assets and liabilities subject to an MNA	$2,836,569	$3,582,250

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)

Bank of America N.A.	$6,148	$(5,139)	$—	$—	$1,009
Barclays Bank PLC	884	(884)	—	—	—
Deutsche Bank AG	2,812,513	(15,889)	—	(2,796,624)	—
JPMorgan Chase Bank N.A.	3,819	(3,819)	—	—	—
Morgan Stanley & Co. International PLC	13,205	(13,205)	—	—	—

	$2,836,569	$(38,936)	$—	$(2,796,624)	$1,009

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities	(c)(e)

Bank of America N.A.	$5,139	$(5,139)	$—	$—	$—
Barclays Bank PLC	2,822,450	(884)	—	(2,810,000)	11,566
BNP Paribas SA	1,115	—	—	—	1,115
Citibank N.A.	860	—	—	(860)	—
Deutsche Bank AG	15,889	(15,889)	—	—	—
JPMorgan Chase Bank N.A.	4,408	(3,819)	—	—	589
Morgan Stanley & Co. International PLC	625,686	(13,205)	—	(612,481)	—
State Street Bank and Trust Co.	10,572	—	—	—	10,572
UBS AG	96,131	—	—	—	96,131

	$3,582,250	$(38,936)	$—	$(3,423,341)	$119,973

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	155

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$101,105,963	$2,044,502	$103,150,465
Common Stocks	4,779,236	—	—	4,779,236
Corporate Bonds
Aerospace & Defense	—	21,565,909	—	21,565,909
Air Freight & Logistics	—	917,294	—	917,294
Automobile Components	—	7,164,305	—	7,164,305
Automobiles	—	4,011,595	—	4,011,595
Banks	—	7,961,338	—	7,961,338
Beverages	—	2,117,321	—	2,117,321
Biotechnology	—	954,963	—	954,963
Broadline Retail	—	148,947	—	148,947
Building Products	—	7,135,680	—	7,135,680
Capital Markets	—	4,473,553	—	4,473,553
Chemicals	—	10,045,715	—	10,045,715
Commercial Services & Supplies	—	19,623,277	—	19,623,277
Communications Equipment	—	1,970,532	—	1,970,532
Construction & Engineering	—	2,606,134	—	2,606,134
Construction Materials	—	9,348,512	—	9,348,512
Consumer Finance	—	15,319,717	—	15,319,717
Consumer Staples Distribution & Retail	—	6,011,112	—	6,011,112
Containers & Packaging	—	13,325,467	—	13,325,467
Diversified Consumer Services	—	2,580,536	—	2,580,536
Diversified REITs	—	5,962,279	—	5,962,279
Diversified Telecommunication Services	113,436	20,938,309	—	21,051,745
Electric Utilities	—	6,996,545	—	6,996,545
Electrical Equipment	—	2,631,352	—	2,631,352
Electronic Equipment, Instruments & Components	—	4,123,850	—	4,123,850
Energy Equipment & Services	—	4,913,269	—	4,913,269
Entertainment	—	2,818,017	—	2,818,017
Environmental, Maintenance & Security Service	—	6,003,525	—	6,003,525
Financial Services	—	6,540,187	—	6,540,187
Food Products	—	5,388,351	—	5,388,351
Gas Utilities	—	505,717	—	505,717
Ground Transportation	—	7,981,117	—	7,981,117
Health Care Equipment & Supplies	—	6,925,123	—	6,925,123
Health Care Providers & Services	—	16,451,806	—	16,451,806
Health Care REITs	—	1,307,270	—	1,307,270
Health Care Technology	—	2,517,418	—	2,517,418
Hotel & Resort REITs	—	2,352,129	—	2,352,129
Hotels, Restaurants & Leisure	—	33,647,733	—	33,647,733
Household Durables	—	1,693,982	—	1,693,982
Household Products	—	534,630	—	534,630
Independent Power and Renewable Electricity Producers	—	3,195,820	—	3,195,820
Insurance	—	18,108,638	—	18,108,638
Interactive Media & Services	—	987,082	—	987,082
Internet Software & Services	—	1,496,830	—	1,496,830
IT Services	—	6,632,108	—	6,632,108
Leisure Products	—	785,872	—	785,872
Machinery	—	9,585,304	—	9,585,304
Marine Transportation	—	101,500	—	101,500
Media	—	34,080,495	—	34,080,495
Metals & Mining	—	15,376,832	—	15,376,832
Mortgage Real Estate Investment Trusts (REITs)	—	337,201	—	337,201
Office REITs	—	91,698	—	91,698

156	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Oil, Gas & Consumable Fuels	$—	$61,579,857	$1,277,438	$62,857,295
Passenger Airlines	—	4,315,530	—	4,315,530
Personal Care Products	—	346,203	—	346,203
Pharmaceuticals	—	7,323,250	—	7,323,250
Professional Services	—	1,073,112	—	1,073,112
Real Estate Management & Development	—	1,455,309	—	1,455,309
Retail REITs	—	183,600	—	183,600
Semiconductors & Semiconductor Equipment	—	4,330,857	—	4,330,857
Software	—	17,257,512	—	17,257,512
Specialized REITs	—	1,061,766	—	1,061,766
Specialty Retail	—	1,834,863	—	1,834,863
Technology Hardware, Storage & Peripherals	—	1,367,426	—	1,367,426
Textiles, Apparel & Luxury Goods	—	186,990	—	186,990
Tobacco	—	2,093,217	—	2,093,217
Transportation Infrastructure	—	1,349,506	—	1,349,506
Wireless Telecommunication Services	—	5,459,460	—	5,459,460
Floating Rate Loan Interests	—	26,799,962	473,081	27,273,043
Foreign Agency Obligations	—	7,594,833	—	7,594,833
Municipal Bonds	—	791,103	—	791,103
Non-Agency Mortgage-Backed Securities	—	104,316,213	—	104,316,213
Preferred Securities
Capital Trusts	—	30,519,390	—	30,519,390
Preferred Stocks	3,958,228	—	—	3,958,228
U.S. Government Sponsored Agency Securities	—	98,447,348	—	98,447,348
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	10,305,527	—	—	10,305,527
Unfunded Floating Rate Loan Interests (a)	—	100	—	100
Liabilities
Investments
TBA Sale Commitments	—	(5,879,238)	—	(5,879,238)

	$ 19,156,427	$ 843,208,028	$ 3,795,021	$ 866,159,476

Derivative Financial Instruments (b)
Assets
Credit Contracts	$—	$1,864,185	$—	$1,864,185
Interest Rate Contracts	4,607,841	—	—	4,607,841
Liabilities
Credit Contracts	—	(2,745,910)	—	(2,745,910)
Foreign Currency Exchange Contracts	—	(129,622)	—	(129,622)
Interest Rate Contracts	(8,696,689)	—	—	(8,696,689)

	$(4,088,848)	$(1,011,347)	$—	$(5,100,195)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $284,576,426 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	157

Statements of Assets and Liabilities
December 31, 2023

	DSU	FRA	BKT	BLW

ASSETS
Investments, at value — unaffiliated (a)	$654,388,854	$609,880,752	$416,314,645	$790,209,680
Investments, at value — affiliated (b)	2,476,170	2,919,750	7,494,937	5,762,133
Cash	—	—	—	1,614,413
Cash pledged:
Collateral — reverse repurchase agreements	—	—	—	1,140,000
Collateral — OTC derivatives	—	—	—	470,000
Futures contracts	—	—	884,000	920,470
Centrally cleared swaps	287,000	663,000	1,000	647,000
Foreign currency, at value (c)	—	970	—	146,426
Receivables:
Investments sold	3,187,264	3,991,814	—	1,820,137
TBA sale commitments	—	—	—	5,320,453
Dividends — unaffiliated	—	—	—	43,103
Dividends — affiliated	1,813	18	60,934	20,776
Interest — unaffiliated	6,213,843	5,454,987	3,807,511	10,728,734
From custodian	780,236	—	—	—
Variation margin on futures contracts	—	—	40,406	125,117
Variation margin on centrally cleared swaps	—	—	—	7,650
Swap premiums paid	2,487	—	—	6,198
Unrealized appreciation on:
Forward foreign currency exchange contracts	613	—	—	—
OTC swaps	59,643	65,721	—	92,933
Unfunded floating rate loan interests	870	970	—	470
Deferred offering costs	238,051	21,186	140,909	110,250
Prepaid expenses	4,760	4,425	1,679	4,536

Total assets	667,641,604	623,003,593	428,746,021	819,190,479

LIABILITIES
Bank overdraft	16,129	753,857	—	—
Foreign bank overdraft (d)	615,714	—	—	—
Cash received:
Collateral — reverse repurchase agreements	—	—	3,048,000	3,615,534
Collateral — TBA commitments	—	—	50,000	—
Borrowed bonds, at value (e)	—	—	741,516	—
TBA sale commitments, at value (f)	—	—	—	5,363,516
Reverse repurchase agreements, at value	—	—	111,020,076	276,235,400
Payables:
Investments purchased	8,886,383	9,519,965	40,013,442	28,595,641
Accounting services fees	33,742	32,558	23,287	36,920
Administration fees	—	—	34,005	—
Bank borrowings	149,000,000	144,000,000	—	—
Custodian fees	14,111	8,990	10,748	23,408
Interest expense and fees	826,050	802,308	—	—
Investment advisory fees	303,289	385,827	146,456	357,880
Offering costs	—	—	—	6,226
Directors’ and Officer’s fees	330,456	7,831	180,148	406,823
Other accrued expenses	38,903	14,449	14,777	42,681
Principal payups	—	—	2,030,213	64,329
Professional fees	80,956	85,352	66,762	81,817
Transfer agent fees	17,222	11,303	15,739	15,726
Variation margin on futures contracts	—	—	22,113	8,732
Variation margin on centrally cleared swaps	1,141	2,827	16	—
Swap premiums received	29,359	28,714	—	477,001

158	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities
(continued)
December 31, 2023

	DSU	FRA	BKT	BLW

Unrealized depreciation on:
Forward foreign currency exchange contracts	48,907	14,105	—	86,997
OTC swaps	965	—	—	1,825

Total liabilities	160,243,327	155,668,086	157,417,298	315,420,456

Commitments and contingent liabilities

NET ASSETS	$507,398,277	$467,335,507	$271,328,723	$503,770,023

NET ASSETS CONSIST OF
Paid-in capital (g)(h)(i)	$649,446,264	$536,340,608	$428,585,995	$613,022,942
Accumulated loss	(142,047,987)	(69,005,101)	(157,257,272)	(109,252,919)

NET ASSETS	$507,398,277	$467,335,507	$271,328,723	$503,770,023

Net asset value	$10.89	$13.26	$12.73	$14.11

(a) Investments, at cost — unaffiliated	$685,930,514	$624,814,896	$456,507,572	$808,980,983
(b) Investments, at cost — affiliated	$2,454,120	$2,821,218	$7,494,937	$5,762,133
(c) Foreign currency, at cost	$—	$964	$—	$135,915
(d) Foreign bank overdraft, at cost	$616,717	$—	$—	$—
(e) Proceeds received from borrowed bonds	$—	$—	$842,347	$—
(f) Proceeds from TBA sale commitments	$—	$—	$—	$5,320,453
(g) Shares outstanding	46,610,312	35,232,197	21,307,672	35,711,253
(h) Shares authorized	400 million	200 million	200 million	Unlimited
(i) Par value	$0.10	$0.10	$0.010	$0.001
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	159

Statements of Assets and Liabilities
(continued)
December 31, 2023

BIT

ASSETS
Investments, at value — unaffiliated (a)	$861,733,087
Investments, at value — affiliated (b)	10,305,527
Cash	92,039
Cash pledged:
Collateral — OTC derivatives	3,530,000
Futures contracts	2,826,400
Centrally cleared swaps	714,000
Foreign currency, at value (c)	431,642
Receivables:
Investments sold	2,552,990
TBA sale commitments	5,832,035
Dividends — unaffiliated	69,825
Dividends — affiliated	42,432
Interest — unaffiliated	11,256,294
Variation margin on futures contracts	322,579
Variation margin on centrally cleared swaps	9,151
Swap premiums paid	972,384
Unrealized appreciation on:
OTC swaps	1,864,185
Unfunded floating rate loan interests	100
Deferred offering costs	177,734
Prepaid expenses	4,935

Total assets	902,737,339

LIABILITIES
Cash received:
Collateral — reverse repurchase agreements	3,357,468
Collateral — OTC derivatives	2,960,000
Collateral — TBA commitments	558,000
TBA sale commitments, at value (d)	5,879,238
Reverse repurchase agreements, at value	284,576,426
Payables:
Investments purchased	42,316,588
Accounting services fees	40,037
Custodian fees	23,151
Investment advisory fees	571,580
Offering costs	63,076
Directors’ and Officer’s fees	166,929
Other accrued expenses	97,533
Principal payups	182,013
Professional fees	142,882
Transfer agent fees	41,693
Variation margin on futures contracts	5,107
Swap premiums received	1,145,942

160	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities
(continued)
December 31, 2023

BIT

Unrealized depreciation on:
Forward foreign currency exchange contracts	129,622
OTC swaps	2,306,686

Total liabilities	344,563,971

Commitments and contingent liabilities

NET ASSETS	$558,173,368

NET ASSETS CONSIST OF
Paid-in capital (e)(f)(g)	$632,591,607
Accumulated loss	(74,418,239)

NET ASSETS	$558,173,368

Net asset value	$14.76

(a) Investments, at cost — unaffiliated	$892,844,878
(b) Investments, at cost — affiliated	$10,305,527
(c) Foreign currency, at cost	$432,868
(d) Proceeds from TBA sale commitments	$5,832,035
(e) Shares outstanding	37,821,006
(f) Shares authorized	Unlimited
(g) Par value	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	161

Statements of Operations
Year Ended December 31, 2023

	DSU	FRA	BKT	BLW

INVESTMENT INCOME
Dividends — unaffiliated	$202,504	$163,785	$—	$902,494
Dividends — affiliated	146,870	306,419	355,988	140,382
Interest — unaffiliated	57,544,128	55,911,518	15,160,580	55,878,128
Other income — unaffiliated	498,494	482,739	—	375,831
Foreign taxes withheld	(4,883)	—	—	(5,311)

Total investment income	58,387,113	56,864,461	15,516,568	57,291,524

EXPENSES
Investment advisory	3,495,628	4,506,441	1,761,807	4,049,194
Professional	113,762	93,359	76,916	107,460
Accounting services	95,659	92,595	65,787	105,624
Transfer agent	79,054	48,090	75,078	73,695
Directors and Officer	60,819	27,354	33,417	65,582
Custodian	40,375	21,909	30,629	65,645
Registration	15,992	12,088	24,024	12,253
Printing and postage	9,588	20,632	12,086	23,516
Administration	—	—	406,571	—
Miscellaneous	19,952	16,034	22,579	65,337

Total expenses excluding interest expense	3,930,829	4,838,502	2,508,894	4,568,306
Interest expense and fees	8,353,143	8,455,050	6,243,293	13,203,653

Total expenses	12,283,972	13,293,552	8,752,187	17,771,959
Less:
Fees waived and/or reimbursed by the Manager	(8,991)	(36,656)	(5,322)	(2,132)

Total expenses after fees waived and/or reimbursed	12,274,981	13,256,896	8,746,865	17,769,827

Net investment income	46,112,132	43,607,565	6,769,703	39,521,697

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,799,848)	(4,003,846)	(16,904,881)	(19,864,603)
Investments — affiliated	(40,771)	(35,247)	—	—
Forward foreign currency exchange contracts	(19,805)	(71,731)	—	(42,027)
Foreign currency transactions	(108,181)	29,777	—	(59,045)
Futures contracts	—	—	2,351,300	(5,151,654)
Options written	—	—	—	1,036
Swaps	141,515	201,574	69	889,051

	(8,827,090)	(3,879,473)	(14,553,512)	(24,227,242)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	31,997,549	22,378,901	24,043,631	52,074,209
Investments — affiliated	22,050	81,769	—	—
Borrowed bonds	—	—	(6,483)	—
Forward foreign currency exchange contracts	(50,452)	(30,990)	—	(64,064)
Foreign currency translations	3,239	1,289	—	68,066
Futures contracts	—	—	(1,452,887)	(1,141,192)
Swaps	306,870	500,934	(121)	(1,991,326)
Unfunded floating rate loan interests	43,254	49,456	—	31,875

	32,322,510	22,981,359	22,584,140	48,977,568

Net realized and unrealized gain	23,495,420	19,101,886	8,030,628	24,750,326

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$69,607,552	$62,709,451	$14,800,331	$64,272,023

See notes to financial statements.

162	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations
(continued)
Year Ended December 31, 2023

	BIT

	Period from 11/01/23 to 12/31/23	Year Ended 10/31/23

INVESTMENT INCOME
Dividends — unaffiliated	$158,298	$445,963
Dividends — affiliated	79,585	472,142
Interest — unaffiliated	9,709,517	54,818,997
Other income — unaffiliated	983	227,539
Foreign taxes withheld	—	(13,674)

Total investment income	9,948,383	55,950,967

EXPENSES
Investment advisory	1,117,761	6,705,449
Professional	66,698	137,297
Directors and Officer	22,391	35,379
Accounting services	19,261	113,852
Transfer agent	17,090	78,744
Custodian	12,266	49,244
Printing and postage	8,065	28,339
Registration	2,200	12,940
Miscellaneous	3,505	120,544

Total expenses excluding interest expense	1,269,237	7,281,788
Interest expense and fees	2,669,328	14,264,962

Total expenses	3,938,565	21,546,750
Less:
Fees waived and/or reimbursed by the Manager	(1,091)	(7,530)

Total expenses after fees waived and/or reimbursed	3,937,474	21,539,220

Net investment income	6,010,909	34,411,747

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,798,056)	(34,155,814)
Forward foreign currency exchange contracts	(274,755)	(391,726)
Foreign currency transactions	53,658	139,736
Futures contracts	2,901,941	7,600,651
Options written	—	(1,552)
Swaps	(547,079)	(32,159)

	335,709	(26,840,864)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	50,932,497	29,123,454
Forward foreign currency exchange contracts	(286,118)	51,370
Foreign currency translations	25,124	(3,145)
Futures contracts	(11,439,008)	(12,464,722)
Options written	—	37
Swaps	668,867	(1,568,788)
Unfunded floating rate loan interests	67	24,813

	39,901,429	15,163,019

Net realized and unrealized gain (loss)	40,237,138	(11,677,845)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,248,047	$22,733,902

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	163

Statements of Changes in Net Assets

	DSU		FRA

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$46,112,132	$33,524,702	$43,607,565	$29,462,918
Net realized loss	(8,827,090)	(9,343,061)	(3,879,473)	(6,501,067)
Net change in unrealized appreciation (depreciation)	32,322,510	(43,923,145)	22,981,359	(32,309,384)

Net increase (decrease) in net assets resulting from operations	69,607,552	(19,741,504)	62,709,451	(9,347,533)

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income	(45,919,775)	(31,579,170)	(44,066,728)	(27,297,906)
Return of capital	(2,854,653)	(838,309)	(2,494,734)	—

Decrease in net assets resulting from distributions to shareholders	(48,774,428)	(32,417,479)	(46,561,462)	(27,297,906)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	—	43,132	—	—

NET ASSETS
Total increase (decrease) in net assets	20,833,124	(52,115,851)	16,147,989	(36,645,439)
Beginning of year	486,565,153	538,681,004	451,187,518	487,832,957

End of year	$507,398,277	$486,565,153	$467,335,507	$451,187,518

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

164	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets
(continued)

	BKT		BLW

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,769,703	$9,190,557	$39,521,697	$34,564,968
Net realized loss	(14,553,512)	(2,021,958)	(24,227,242)	(29,094,666)
Net change in unrealized appreciation (depreciation)	22,584,140	(67,003,293)	48,977,568	(71,493,091)

Net increase (decrease) in net assets resulting from operations	14,800,331	(59,834,694)	64,272,023	(66,022,789)

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income	(8,218,384)	(10,487,125)	(37,992,549)	(32,930,219)
Return of capital	(14,333,355)	(11,460,544)	(5,096,654)	(5,605,804)

Decrease in net assets resulting from distributions to shareholders	(22,551,739)	(21,947,669)	(43,089,203)	(38,536,023)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	45,446	64,960	—	—

NET ASSETS
Total increase (decrease) in net assets	(7,705,962)	(81,717,403)	21,182,820	(104,558,812)
Beginning of year	279,034,685	360,752,088	482,587,203	587,146,015

End of year	$271,328,723	$279,034,685	$503,770,023	$482,587,203

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	165

Statements of Changes in Net Assets
(continued)

	BIT

	Period from 11/01/23 to 12/31/23	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,010,909	$34,411,747	$38,948,323
Net realized gain (loss)	335,709	(26,840,864)	5,527,115
Net change in unrealized appreciation (depreciation)	39,901,429	15,163,019	(113,608,350)

Net increase (decrease) in net assets resulting from operations	46,248,047	22,733,902	(69,132,912)

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income	(6,321,510)	(33,743,136)	(40,442,459)
Return of capital	(3,029,601)	(22,251,175)	(15,441,926)

Decrease in net assets resulting from distributions to shareholders	(9,351,111)	(55,994,311)	(55,884,385)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	455,242	1,529,354	1,178,157

NET ASSETS
Total increase (decrease) in net assets	37,352,178	(31,731,055)	(123,839,140)
Beginning of period	520,821,190	552,552,245	676,391,385

End of period	$558,173,368	$520,821,190	$552,552,245

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

166	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows
Year Ended December 31, 2023

	DSU	FRA	BKT	BLW

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$69,607,552	$62,709,451	$14,800,331	$64,272,023
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	204,597,815	154,465,489	944,000,678	818,585,252
Purchases of long-term investments	(185,894,136)	(148,730,273)	(930,118,073)	(805,830,657)
Net purchases of short-term securities	(851,545)	(28,659)	(1,679,974)	(4,248,909)
Amortization of premium and accretion of discount on investments and other fees	(2,066,299)	(1,463,203)	6,868,026	(2,131,793)
Paid-in-kind income	(126,632)	30,136	—	(69,621)
Premiums paid on closing options written	—	—	—	(798)
Premiums received from options written	—	—	—	1,834
Net realized loss on investments and options written	8,847,579	4,044,716	16,904,881	19,863,567
Net unrealized appreciation on investments, swaps, borrowed bonds, foreign currency translations and unfunded floating rate loan interests	(32,077,530)	(22,544,855)	(24,037,148)	(52,343,519)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	5,402	3,958	(32,380)	(9,473)
Dividends — unaffiliated	—	—	—	27,930
From custodian	(780,236)	—	—	—
Interest — unaffiliated	(2,126,472)	(2,698,692)	(761,629)	(2,684,948)
Variation margin on futures contracts	—	—	238,266	280,018
Variation margin on centrally cleared swaps	14	14	36	8,992
Swap premiums paid	(538)	—	—	(1,595)
Prepaid expenses	(681)	(654)	15,553	(598)
Deferred offering costs	(138,108)	(12,138)	(25,096)	—
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	—	—	3,048,000	3,321,158
Collateral — TBA commitments	—	—	(2,102,000)	—
Payables
Accounting services fees	(1,842)	(1,056)	(1,866)	(1,402)
Administration fees	—	—	(2,373)	—
Custodian fees	(2,888)	(8,871)	2,779	(7,115)
Interest expense and fees	32,949	102,468	(256,986)	380,255
Investment advisory fees	(5,737)	(257)	(10,680)	(327)
Directors’ and Officer’s fees	16,886	7,260	7,807	19,455
Other accrued expenses	(16,069)	(4,958)	(2,639)	(27,632)
Professional fees	(21,005)	(38,011)	(18,092)	(32,162)
Transfer agent fees	(11,885)	(8,722)	(7,610)	(7,663)
Variation margin on futures contracts	—	—	(81,151)	(453,274)
Variation margin on centrally cleared swaps	1,141	2,827	16	—
Swap premiums received	22,817	28,714	—	(205,995)

Net cash provided by operating activities	59,010,552	45,854,684	26,748,676	38,703,003

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(48,774,428)	(46,561,462)	(22,506,293)	(43,089,203)
Payments for offering costs	—	—	—	(2,000)
Payments for bank borrowings	(151,000,000)	(134,000,000)	—	—
Proceeds from bank borrowings	136,000,000	131,000,000	—	—
Increase (decrease) in bank overdraft	631,843	753,857	(878)	—
Net borrowing of reverse repurchase agreements	—	—	(4,487,765)	16,460

Net cash used for financing activities	(63,142,585)	(48,807,605)	(26,994,936)	(43,074,743)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(10)	(2)	—	9,447

F I N A N C I A L S T A T E M E N T S	167

Statements of Cash Flows
(continued)
Year Ended December 31, 2023

	DSU	FRA	BKT	BLW

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	$(4,132,043)	$(2,952,923)	$(246,260)	$(4,362,293)
Restricted and unrestricted cash and foreign currency at beginning of year	4,419,043	3,616,893	1,131,260	9,300,602

Restricted and unrestricted cash and foreign currency at end of year	$287,000	$663,970	$885,000	$4,938,309

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$8,320,194	$8,352,582	$6,500,279	$12,823,398

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$—	$45,446	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$—	$1,614,413
Cash pledged
Collateral — reverse repurchase agreements	—	—	—	1,140,000
Collateral — OTC derivatives	—	—	—	470,000
Futures contracts	—	—	884,000	920,470
Centrally cleared swaps	287,000	663,000	1,000	647,000
Foreign currency at value	—	970	—	146,426

	$287,000	$663,970	$885,000	$4,938,309

See notes to financial statements.

168	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows
(continued)
Year Ended December 31, 2023

	BIT

	Period from 11/01/23 to 12/31/23	Year Ended 10/31/23

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$46,248,047	$22,733,902
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	251,094,537	1,309,719,895
Purchases of long-term investments	(239,424,936)	(1,287,090,779)
Net proceeds from sales (purchases) of short-term securities	(4,244,875)	5,536,969
Amortization of premium and accretion of discount on investments and other fees	(926,930)	(4,378,309)
Premiums paid on closing options written	—	(4,815)
Premiums received from options written	—	2,392
Net realized loss on investments and options written	1,797,976	34,157,366
Net unrealized appreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(51,077,149)	(29,577,832)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	2,494	(17,736)
Dividends — unaffiliated	(65,080)	134,890
From the custodian	545,585	(545,585)
Interest — unaffiliated	(1,480,803)	(472,643)
Swaps	—	582,693
Variation margin on futures contracts	196,968	673,678
Variation margin on centrally cleared swaps	(9,151)	63,854
Swap premiums paid	317,855	399,510
Prepaid expenses	(2,535)	29
Other assets	—	550,000
Deferred offering costs	(63,076)	63,076
Increase (Decrease) in Liabilities
Due to broker	—	(144,387)
Cash received
Collateral — reverse repurchase agreements	3,087,468	(63,192)
Collateral — OTC derivatives	(420,000)	(1,470,000)
Collateral — TBA commitments	558,000	—
Payables
Swaps	—	(611,551)
Accounting services fees	10,154	(35,618)
Custodian fees	6,217	(37,944)
Interest expense and fees	268,425	446,832
Investment advisory fees	19,795	11,442
Directors’ and Officer’s fees	22,391	2,479
Other accrued expenses	2,971	41,282
Professional fees	(1,398)	(86,292)
Transfer agent fees	2,975	11,153
Variation margin on futures contracts	(298,585)	303,692
Variation margin on centrally cleared swaps	(115,843)	115,843
Swap premiums received	(189,867)	(727,829)

Net cash provided by operating activities	5,861,630	50,286,465

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to shareholders	(8,895,869)	(54,529,774)
Payments for offering costs	63,076	(66,752)
Decrease in bank overdraft	—	(1,080)
Net borrowing of reverse repurchase agreements	(1,469,845)	(5,247,711)

Net cash used for financing activities	(10,302,638)	(59,845,317)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$17,256	$(8,476)

F I N A N C I A L S T A T E M E N T S	169

Statements of Cash Flows
(continued)
Year Ended December 31, 2023

	BIT

	Period from 11/01/23 to 12/31/23	Year Ended 10/31/23

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	$(4,423,752)	$(9,567,328)
Restricted and unrestricted cash and foreign currency at beginning of period	12,017,833	21,585,161

Restricted and unrestricted cash and foreign currency at end of period	$7,594,081	$12,017,833

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,400,903	$13,819,047

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$455,242	$1,529,354

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY ATTHE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$92,039	$28,453
Cash pledged
Collateral — reverse repurchase agreements	—	3,278,900
Collateral — OTC derivatives	3,530,000	4,420,000
Futures contracts	2,826,400	3,060,400
Centrally cleared swaps	714,000	619,000
Foreign currency at value	431,642	611,080

	$7,594,081	$12,017,833

See notes to financial statements.

170	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(For a share outstanding throughout each period)

	DSU

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 03/01/19 to 12/31/19		Year Ended 02/28/19

Net asset value, beginning of period	$10.44	$11.56	$11.55	$12.25	$12.16		$12.62

Net investment income (a)	0.99	0.72	0.61	0.63	0.64		0.79
Net realized and unrealized gain (loss)	0.51	(1.14)	0.13	(0.50)	0.21		(0.43)

Net increase (decrease) from investment operations	1.50	(0.42)	0.74	0.13	0.85		0.36

Distributions (b)
From net investment income	(0.99)	(0.68)	(0.62)	(0.61)	(0.73)		(0.82)
Return of capital	(0.06)	(0.02)	(0.11)	(0.22)	(0.03)		—

Total distributions	(1.05)	(0.70)	(0.73)	(0.83)	(0.76)		(0.82)

Net asset value, end of period	$10.89	$10.44	$11.56	$11.55	$12.25		$12.16

Market price, end of period	$10.79	$9.20	$11.70	$10.45	$11.20		$10.78

Total Return (c)
Based on net asset value	15.74%	(2.97)%	6.67%	2.57%	8.03	% (d)	3.86%

Based on market price	30.14%	(15.51)%	19.33%	1.50%	11.42	% (d)	1.30%

Ratios to Average Net Assets (e)
Total expenses	2.47%	1.90%	1.34%	1.48%	2.21	% (f)(g)	2.23%

Total expenses after fees waived and/or reimbursed	2.47%	1.90%	1.34%	1.47%	2.21	% (f)(g)	2.23%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.79%	0.84%	0.92%	0.91%	0.92	% (f)	0.96%

Net investment income	9.25%	6.65%	5.21%	5.65%	6.25	% (f)	6.40%

Supplemental Data
Net assets, end of period (000)	$507,398	$486,565	$538,681	$537,959	$605,240		$641,220

Borrowings outstanding, end of period (000)	$149,000	$164,000	$248,000	$229,000	$262,000		$278,000

Asset coverage, end of period per $1,000 of bank borrowings (h)	$4,405	$3,967	$3,172	$3,349	$3,310		$3,308

Portfolio turnover rate	30%	18%	47%	67%	53%		62%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)
Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

(h)
Calculated by subtracting the Fund’s total liabilities (not including bank borrowings) from the Fund’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	171

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	FRA

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended 08/31/19

Net asset value, beginning of period	$12.81	$13.85	$13.81	$14.55	$14.49		$14.92

Net investment income (a)	1.24	0.84	0.67	0.69	0.25		0.84
Net realized and unrealized gain (loss)	0.53	(1.11)	0.17	(0.51)	0.19		(0.40)

Net increase (decrease) from investment operations	1.77	(0.27)	0.84	0.18	0.44		0.44

Distributions (b)
From net investment income	(1.25)	(0.77)	(0.67)	(0.70)	(0.38)		(0.87)
Return of capital	(0.07)	—	(0.13)	(0.22)	—		—

Total distributions	(1.32)	(0.77)	(0.80)	(0.92)	(0.38)		(0.87)

Net asset value, end of period	$13.26	$12.81	$13.85	$13.81	$14.55		$14.49

Market price, end of period	$12.66	$11.26	$13.43	$12.11	$13.44		$12.46

Total Return (c)
Based on net asset value	15.35%	(1.34)%	6.48%	2.76%	3.41	% (d)	3.94%

Based on market price	25.29%	(10.57)%	17.74%	(2.45)%	11.08	% (d)	(3.37)%

Ratios to Average Net Assets (e)
Total expenses	2.88%	2.17%	1.55%	1.69%	2.20	% (f)(g)	2.45%

Total expenses after fees waived and/or reimbursed	2.87%	2.17%	1.54%	1.67%	2.20	% (f)(g)	2.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	1.04%	1.15%	1.14%	1.13%	1.19	% (f)	1.16%

Net investment income	9.45%	6.36%	4.76%	5.15%	5.26	% (f)	5.74%

Supplemental Data
Net assets, end of period (000)	$467,336	$451,188	$487,833	$488,051	$522,545		$526,447

Borrowings outstanding, end of period (000)	$144,000	$147,000	$223,000	$208,000	$214,000		$204,000

Asset coverage, end of period per $1,000 of bank borrowings (h)	$4,245	$4,069	$3,188	$3,346	$3,442		$3,582

Portfolio turnover rate	25%	14%	49%	65%	16%		53%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)
Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

(h)
Calculated by subtracting the Fund’s total liabilities (not including bank borrowings) from the Fund’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

See notes to financial statements.

172	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BKT

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/23	12/31/22 (a)	12/31/21 (a)	12/31/20 (a)	12/31/19 (a)

Net asset value, beginning of year	$13.10	$16.94	$18.54	$18.89	$18.75

Net investment income (b)	0.32	0.43	0.70	0.86	0.75
Net realized and unrealized gain (loss)	0.37	(3.24)	(1.06)	0.02	0.63

Net increase (decrease) from investment operations	0.69	(2.81)	(0.36)	0.88	1.38

Distributions (c)
From net investment income	(0.39)	(0.49)	(0.89)	(1.01)	(0.89)
Return of capital	(0.67)	(0.54)	(0.35)	(0.22)	(0.35)

Total distributions	(1.06)	(1.03)	(1.24)	(1.23)	(1.24)

Net asset value, end of year	$12.73	$13.10	$16.94	$18.54	$18.89

Market price, end of year	$12.18	$12.34	$16.95	$18.21	$18.15

Total Return (d)
Based on net asset value	6.03%	(16.67)%	(2.01)%	4.92%	7.91%

Based on market price	7.69%	(21.50)%	(0.23)%	7.31%	14.83%

Ratios to Average Net Assets (e)
Total expenses	3.23%	1.65%	0.94%	1.18%	2.06%

Total expenses after fees waived and/or reimbursed	3.23%	1.64%	0.94%	1.18%	2.06%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.92%	0.95%	0.90%	0.89%	0.94%

Net investment income	2.50%	2.94%	3.91%	4.55%	3.95%

Supplemental Data
Net assets, end of year (000)	$271,329	$279,035	$360,752	$394,195	$401,715

Borrowings outstanding, end of year (000)	$111,020	$115,764	$115,184	$156,936	$175,655

Portfolio turnover rate (f)	221%	237%	248%	69%	255%

(a)
Per share operating performance amounts have been adjusted to reflect a 1-for-3 reverse stock split prior to the open of trading on the NYSE on October 18, 2022 for common stockholders of record as of the close of business on October 17, 2022.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Portfolio turnover rate (excluding MDRs)	106%	122%	119%	31%	136%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	173

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BLW

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended 08/31/19

Net asset value, beginning of period	$13.51	$16.44	$16.93		$17.05	$17.03		$16.71

Net investment income (a)	1.11	0.97	1.00		0.98	0.31		0.94
Net realized and unrealized gain (loss)	0.70	(2.82)	(0.31)		0.08	0.18		0.33

Net increase (decrease) from investment operations	1.81	(1.85)	0.69		1.06	0.49		1.27

Distributions (b)
From net investment income	(1.07)	(0.92)	(1.02)		(1.03)		(0.47)	(0.95)
Return of capital	(0.14)	(0.16)	(0.16)		(0.15)	—		—

Total distributions	(1.21)	(1.08)	(1.18)		(1.18)		(0.47)	(0.95)

Net asset value, end of period	$14.11	$13.51	$16.44		$16.93	$17.05		$17.03

Market price, end of period	$13.98	$13.07	$16.85		$15.92	$16.39		$15.44

Total Return (c)
Based on net asset value	14.41%	(10.96)%	4.18	% (d)	7.58%	3.11	% (e)	8.77%

Based on market price	17.17%	(15.96)%	13.55%		5.24%	9.32	% (e)	9.41%

Ratios to Average Net Assets (f)
Total expenses	3.64%	2.04%	1.18%		1.39%	1.64	% (g)(h)	1.81%

Total expenses after fees waived and/or reimbursed	3.64%	2.04%	1.18%		1.39%	1.64	% (g)(h)	1.81%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.94%	0.96%	0.92%		0.90%	0.89	% (g)	0.84%

Net investment income	8.10%	6.70%	5.90%		6.07%	5.32	% (g)	5.69%

Supplemental Data
Net assets, end of period (000)	$503,770	$482,587	$587,146		$603,933	$611,068		$610,251

Borrowings outstanding, end of period (000)	$276,235	$275,639	$312,356		$275,105	$213,399		$202,539

Portfolio turnover rate (i)	106%	77%	66%		65%		14%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)
Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.66%.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19

Portfolio turnover rate (excluding MDRs)	70%	58%	52%	58%	14%	50%

See notes to financial statements.

174	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BIT

	Period from 11/01/23		Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	to 12/31/23		10/31/23	10/31/22		10/31/21	10/31/20	(a)	10/31/19	(a)

Net asset value, beginning of period	$13.78		$14.66	$17.98		$17.66	$17.28		$18.79

Net investment income (b)	0.16		0.91	1.03		1.13	1.08		1.18
Net realized and unrealized gain (loss)	1.07		(0.31)	(2.87)		0.67	0.78		(1.28)

Net increase (decrease) from investment operations	1.23		0.60	(1.84)		1.80	1.86		(0.10)

Distributions (c)
From net investment income		(0.17)	(0.89)	(1.07)		(1.11)		(0.99)	(1.14)
Return of capital		(0.08)	(0.59)	(0.41)		(0.37)		(0.49)	(0.27)

Total distributions		(0.25)	(1.48)	(1.48)		(1.48)		(1.48)	(1.41)

Net asset value, end of period	$14.76		$13.78	$14.66		$17.98	$17.66		$17.28	(d)

Market price, end of period	$15.00		$14.09	$14.43		$18.90	$15.65		$17.15

Total Return (e)
Based on net asset value	8.95	% (f)	4.08%	(10.47	)% (g)	10.55%	12.68	% (h)	0.00	% (d)(i)

Based on market price	8.29	% (f)	8.12%	(16.16)%		31.13%		0.61%	14.76%

Ratios to Average Net Assets (j)
Total expenses	4.29	% (k)(l)	3.92%	1.99%		1.70%		2.36%	2.89%

Total expenses after fees waived and/or reimbursed	4.29	% (k)(l)	3.92%	1.99%		1.70%	2.19	% (m)	2.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.34	% (k)(l)	1.32%	1.34%		1.42%		1.39%	1.35%

Net investment income	6.64	% (l)	6.26%	6.39%		6.14%		6.51%	6.43%

Supplemental Data
Net assets, end of period (000)	$558,173		$520,821	$552,552		$676,391	$662,853		$648,617

Borrowings outstanding, end of period (000)	$284,576		$285,633	$288,231		$386,820	$353,128		$373,345

Portfolio turnover rate (n)		28%	151%	112%		75%		101%	32%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2019.

(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(h)	Includes payments received from an affiliate and unaffiliated third parties, which impacted the Fund’s total return. Excluding the payments, the Fund’s total return would have been 1.38%.
(i)	Amount is greater than (0.005)%.
(j)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(k)
Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, total expenses, total expenses after fees waived and/or reimbursed, total expenses after fees waived and/or reimbursed and excluding interest expense would have been 4.35%, 4.35% and 1.40%, respectively.

(l)	Annualized.
(m)	Includes reimbursement of professional fees by unaffiliated third parties, which impacted the Fund’s expense ratio. Excluding the payment, the Fund’s total expense ratio would have been 2.36%.
(n)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Period from 11/01/23 to 12/31/23	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	(a)	Year Ended 10/31/19	(a)

Portfolio turnover rate (excluding MDRs)	17%	91%	77%	58%	72%		32%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	175

Notes to Financial Statements

1.	ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end
management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Debt Strategies Fund, Inc.	DSU	Maryland	Diversified
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified
BlackRock Multi-Sector Income Trust	BIT	Delaware	Diversified
The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
On June 1, 2023, the Board of Trustees of the BlackRock Multi-Sector Income Trust approved a change in the fiscal year end of the Trust, effective as of December 31, 2023, from October 31 to December 31.
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:
For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend
dates.
Non-cash
dividends, if any, are recorded on the
ex-dividend
dates at fair value. Dividends from foreign securities where the ex-dividend
dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend
dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind
interest are recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation:
Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
ForeignTaxes:
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

176	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
  (continued)

Bank Overdraft:
The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period and as of the report date. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization:
If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:
Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend
dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable
return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Deferred Compensation Plan:
Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications:
In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other:
Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:
Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies:
The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•
Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•
Exchange-traded funds (“ETFs”) and
closed-end
funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end
funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

N O T E S T O F I N A N C I A L S T A T E M E N T S	177

Notes to Financial Statements
  (continued)

•
Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Over-the-counter
(“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•
Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length
transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.
Fair Value Hierarchy:
Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

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Notes to Financial Statements
  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
As of December 31, 2023, certain investments of BLW were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities:
Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency
mortgage-backed securities are securities issued by
non-governmental
issuers and have no direct or indirect government guarantees of payment and are subject to various risks.
Non-agency
mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations:
Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Multiple Class
 Pass-Through Securities:
Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Stripped Mortgage-Backed Securities:
Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.
Zero-Coupon Bonds:
Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Capital Securities and Trust Preferred Securities:
Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities,

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Notes to Financial Statements
  (continued)

generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks:
Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants:
Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income
producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests:
Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment
grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market
daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

DSU	Action Environmental Group, Inc.	$86,990	$86,337	$87,207	$870

					$870

FRA	Action Environmental Group, Inc.	$96,989	$96,261	$97,231	970

					$970

BLW	Action Environmental Group, Inc.	$46,995	$46,642	$47,112	470

					$470

BIT	OMNIA Partners LLC	$6,374	$6,310	$6,410	100

					$100

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Notes to Financial Statements
  (continued)

Forward Commitments, When-Issued and Delayed Delivery Securities:
The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded commitment is marked-to-market
and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.
TBA Commitments:
TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.
In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market
amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively.
Non-cash
collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge
or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.
Mortgage Dollar Roll Transactions:
The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Borrowed Bond Agreements:
Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.
Reverse Repurchase Agreements:
Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.
For the period ended December 31, 2023, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Funds were as follows:

Fund Name	Average Amount Outstanding	Weighted Average Interest Rate

BKT	$124,488,663	4.99%
BLW	248,278,450	5.31
BIT	294,554,648	5.42

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Notes to Financial Statements
  (continued)

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge,
or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor to the extent that the aggregate market value of the cash collateral and the purchased securities it holds is less than the repurchase price. As such, the receipt of any shortfall or any closeout amount owed to a fund upon termination of the MRA could be delayed or not received at all.
As of period end, the following table is a summary of BKT’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BKT

Counterparty	Borrowed Bonds Agreements	(a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest (b)	Net Amount before Collateral	Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(c)	Cash Collateral Pledged	Net Collateral (Received Pledged	)/ (c)	Net Exposure Due (to)/ from Counterparty	(d)

BNP Paribas SA	$745,062		$—	$(742,749)	$2,313	$—	$—	$—		$—	$—		$2,313
Deutsche Bank Securities, Inc.	—		(2,485,576)	—	(2,485,576)	—	—	2,485,576		—	2,485,576		—
Royal Bank of Canada	—		(108,534,500)	—	(108,534,500)	—	—	108,534,500		—	108,534,500		—

	$745,062		$(111,020,076)	$(742,749)	$(111,017,763)	$—	$—	$111,020,076		$—	$111,020,076		$2,313

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $1,233 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)
Net collateral, including accrued interest, if any, with a value of $114,464,474 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged, if any, to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.
As of period end, the following table is a summary of BLW’s and BIT’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Fund Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount

BLW
Barclays Bank PLC	$(7,406,662)	$7,354,981		$51,681		$—
Barclays Capital, Inc.	(16,931,161)	16,931,161		—		—
BNP Paribas SA	(39,049,228)	39,049,228		—		—
BofA Securities, Inc.	(60,544,457)	60,544,457		—		—
Credit Agricole Corporate and Investment Bank	(4,368,927)	4,368,927		—		—
Goldman Sachs & Co. LLC	(21,756,792)	21,756,792		—		—
HSBC Securities (USA), Inc.	(2,390,145)	2,390,145		—		—
J.P. Morgan Securities LLC	(15,323,834)	15,323,834		—		—
Merrill Lynch International	(3,102,306)	3,102,306		—		—
Nomura Securities International, Inc.	(31,649,288)	31,649,288		—		—
RBC Capital Markets, LLC	(21,445,539)	21,445,539		—		—
TD Securities (USA) LLC	(52,267,061)	52,267,061		—		—

	$(276,235,400)	$276,183,719		$51,681		$—

(a)
Net collateral, including accrued interest, if any, with a value of $329,185,739 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged, if any, to the individual counterparty is not shown for financial reporting purposes.

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Notes to Financial Statements
  (continued)

Fund Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount (b)

BIT
Barclays Bank PLC	$(7,157,468)	$7,157,468		$—		$—
Barclays Capital, Inc.	(6,402,885)	6,402,885		—		—
BNP Paribas SA	(31,878,449)	31,878,449		—		—
BofA Securities, Inc.	(79,862,003)	79,862,003		—		—
Credit Agricole Corporate and Investment Bank	(1,468,585)	1,468,585		—		—
Goldman Sachs & Co. LLC	(36,528,970)	36,528,970		—		—
HSBC Securities (USA), Inc.	(1,493,237)	1,493,237		—		—
J.P. Morgan Securities LLC	(10,608,937)	10,608,937		—		—
Nomura Securities International, Inc.	(27,455,555)	27,455,555		—		—
RBC Capital Markets, LLC	(13,418,762)	13,418,762		—		—
Royal Bank of Canada	(49,949,672)	49,949,672		—		—
Societe Generale	(6,771,296)	5,478,790		—		(1,292,506)
TD Securities (USA) LLC	(11,580,607)	11,580,607		—		—

	$(284,576,426)	$283,283,920		$—		$(1,292,506)

(a)
Net collateral, including accrued interest, if any, with a value of $332,319,653 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged, if any, to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.
In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Futures Contracts:
Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts
: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is
marked-to-market
daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed.
Non-deliverable
forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

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Notes to Financial Statements
  (continued)

Options:
The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•
Swaptions — The Funds may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Swaps:
Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•
Credit default swaps—Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•
Total return swaps—Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

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Notes to Financial Statements
  (continued)

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements:
In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements:
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market
amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively.
Non-cash
collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge
or use cash and
non-cash
collateral it receives. A Fund generally agrees not to use
non-cash
collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance.
Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory:
Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, DSU and FRA pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage:

	DSU	FRA

Investment advisory fees	0.55%	0.75%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities.
For such services, BKT pays the Manager a monthly fee at an annual rate equal to 0.65% of the average weekly value of the Fund’s net assets. For purposes of calculating this fee, “net assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).
For such services, BLW pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets, including the proceeds of any debt securities or outstanding borrowings used for leverage.
For such services, BIT pays the Manager a monthly fee at an annual rate equal to 0.80% of the average daily value of the Fund’s managed assets.
For purposes of calculating this fee, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
With respect to each Fund, the Manager entered into separate sub-advisory
agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to BLW and BIT, the Manager also entered into a separate sub-advisory
agreement with BlackRock (Singapore) Limited (“BSL”), an affiliate of the Manager. The Manager pays

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Notes to Financial Statements
  (continued)

BIL and BSL for services they provide for that portion of BLW and BIT for which BIL and BSL, as applicable, acts as sub-adviser,
a monthly fee that is equal to a percentage of the investment advisory fees paid by BLW and BIT to the Manager.
Distribution Fees:
DSU, BKT, BLW and BIT have each entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of DSU, BKT, BLW and BIT common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of DSU’s, BKT’s BLW’s and BIT’s common shares and a portion of such commission is re-allowed
to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended December 31, 2023 amounted to $0.
Administration:
BKT has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Fund’s average weekly net assets. For BKT, the Manager may reduce or discontinue this arrangement at any time without notice.
Expense Waivers and Reimbursements:
With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

DSU	$895
FRA	142
BKT	5,322
BLW	2,132

	Amounts Waived

Fund Name	Period from 11/01/23 to 12/31/23	Year Ended 10/31/23

BIT	$1,091	$7,530

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

DSU	$8,096
FRA	36,514

Directors and Officers:
Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES
For the period ended December 31, 2023, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

DSU	$—	$—	$192,337,320	$200,869,868
FRA	—	—	155,356,769	151,183,533
BKT	—	—	931,095,715	943,799,698
BLW	—	12,290,018	801,848,269	805,583,206
BIT	—	—	234,591,551	246,324,455

For the period ended December 31, 2023, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales

BKT	$485,339,662	$484,857,786
BLW	273,266,164	273,213,212
BIT	91,001,031	90,993,647

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Notes to Financial Statements
  (continued)

8.	INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.
The tax character of distributions paid was as follows:

Fund Name		Year Ended 12/31/23	Year Ended 12/31/22

DSU
Ordinary income		$45,919,775	$31,579,170
Return of capital		2,854,653	838,309

		$48,774,428	$32,417,479

FRA
Ordinary income		$44,066,728	$27,297,906
Return of capital		2,494,734	—

		$46,561,462	$27,297,906

BKT
Ordinary income		$8,218,384	$10,487,125
Return of capital		14,333,355	11,460,544

		$22,551,739	$21,947,669

BLW
Ordinary income		$37,992,549	$32,930,219
Return of capital		5,096,654	5,605,804

		$43,089,203	$38,536,023

Fund Name	Period from 11/01/23 to 12/31/23	Year Ended 10/31/23	Year Ended 10/31/22

BIT
Ordinary income	$6,321,510	$33,743,136	$40,442,459
Return of capital	3,029,601	22,251,175	15,441,926

	$9,351,111	$55,994,311	$55,884,385

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Ordinary Losses (c)	Total

DSU	$(109,774,003)	$(32,034,677)	$(239,307)	$(142,047,987)
FRA	(54,285,641)	(14,624,432)	(95,028)	(69,005,101)
BKT	(117,001,909)	(40,255,363)	—	(157,257,272)
BLW	(88,266,996)	(20,780,198)	(205,725)	(109,252,919)
BIT	(55,296,907)	(19,121,332)	—	(74,418,239)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and
tax-basis
net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, the classification of investments, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the timing and recognition of partnership income, amortization methods for premiums on fixed income securities, the deferral of compensation to trustees and the accounting for swap agreements.

(c)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.

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Notes to Financial Statements
  (continued)

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

DSU	$688,783,935	$6,760,530	$(38,381,990)	$(31,621,460)
FRA	627,913,397	5,345,951	(19,969,149)	(14,623,198)
BKT	464,002,509	9,936,447	(50,016,322)	(40,079,875)
BLW	815,851,220	14,841,493	(35,056,204)	(20,214,711)
BIT	890,134,068	44,961,933	(63,947,696)	(18,985,763)

9.	BANK BORROWINGS
DSU and FRA are party to a senior committed secured,
360-day
rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon
360-days
written notice to DSU and FRA. As of period end, DSU and FRA have not received any notice to terminate. DSU and FRA have granted a security interest in substantially all of their assets to SSB.
The SSB Agreement allows for the following maximum commitment amounts:

Fund Name	Commitment Amounts

DSU	$276,000,000
FRA	255,000,000

Prior to March 9, 2023, maximum commitment amounts were $340,000,000 for DSU and $274,000,000 for FRA.
Advances will be made by SSB to DSU and FRA, at DSU’s and FRA’s option of (a) Daily Simple SOFR plus 0.80% or (b) One Month Term SOFR plus 0.80%. SOFR and One Month Term SOFR are subject to a 0% floor.
In addition, DSU and FRA paid a commitment fee (based on the daily unused portion of the commitments). Advances to DSU and FRA as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.
DSU and FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding borrowings is less than 300%.
For the year ended December 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

Fund Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate
DSU	$164,000,000	$ 137,194,521	5.91%
FRA	149,000,000	139,402,740	5.90

10.	PRINCIPAL RISKS
In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.
Illiquidity Risk:
Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:
Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

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Notes to Financial Statements
  (continued)

Valuation Risk:
The market values of equities, such as common
stocks
and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.
The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk:
The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a
mark-to-market
loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.
With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class
 Risk:
A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment
would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

N O T E S T O F I N A N C I A L S T A T E M E N T S	189

Notes to Financial Statements
  (continued)

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.
LIBOR Transition Risk
: The Funds may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS
DSU is authorized to issue 400 million shares, all of which were initially classified as Common Shares. FRA and BKT are authorized to issue 200 million shares, all of which were initially classified as Common Shares. BLW and BIT is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for DSU’s, FRA’s, BKT’s, BLW’s and BIT’s shares is $0.10, $0.10, $0.010, $0.001 and $0.001, respectively. The Board for DSU, FRA, BLW and BIT are each authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended

Fund Name	12/31/23	12/31/22
DSU	—	3,721
BKT	3,394	3,887	(a)

(a)	Share transactions reflect 1-for-3 reverse stock split effective after the close of trading on October 17, 2022.

	Period from 11/01/23	Year Ended

Fund Name	to 12/31/23	10/31/23	10/31/22

BIT	31,420	103,666	74,296

For the year ended December 31, 2023, shares issued and outstanding remained constant for DSU.
For the year ended December 31, 2023 and the year ended December 31, 2022, shares issued and outstanding remained constant for FRA and BLW.
The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2022 through November 30, 2023, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. From December 1, 2023 through November 30, 2024, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts. For the period ended December 31, 2023, the Funds did not repurchase any shares.
DSU, BKT, BLW and BIT have each filed a prospectus with the SEC allowing them to issue an additional 16,000,000, 8,333,333, 10,000,000 and 15,000,000 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offering, DSU, BKT, BLW and BIT, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 16,000,000, 8,333,333, 10,000,000 and 15,000,000 Common Shares, respectively, remain available for issuance under the Shelf Offering. For the period ended December 31, 2023, Common Shares issued and outstanding under the Shelf Offering remained constant for DSU, BKT, BLW and BIT. See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by DSU, BKT, BLW and BIT in connection with their Shelf Offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital.
Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.

12.	SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

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Notes to Financial Statements
  (continued)

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

DSU	01/02/24	01/12/24	01/31/24	$0.098730
	02/01/24	02/15/24	02/29/24	0.098730
FRA	01/02/24	01/12/24	01/31/24	0.123840
	02/01/24	02/15/24	02/29/24	0.123840
BKT	01/02/24	01/12/24	01/31/24	0.088200
	02/01/24	02/15/24	02/29/24	0.088200
BLW	01/02/24	01/12/24	01/31/24	0.107900
	02/01/24	02/15/24	02/29/24	0.107900
BIT	01/02/24	01/12/24	01/31/24	0.123700
	02/01/24	02/15/24	02/29/24	0.123700

N O T E S T O F I N A N C I A L S T A T E M E N T S	191

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock Income Trust, Inc., BlackRock Limited Duration Income Trust, and BlackRock Multi-Sector Income Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock Income Trust, Inc., BlackRock Limited Duration Income Trust, and BlackRock Multi-Sector Income Trust (the “Funds”), including the schedules of investments, as of December 31, 2023, the related statements of operations and cash flows, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, and the results of their operations and their cash flows, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations and Statements of Cash Flows	Statements of Changes in Net Assets	Financial Highlights

BlackRock Debt Strategies Fund, Inc.	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the four years in the period ended December 31, 2023, for the period from March 1, 2019 through December 31, 2019, and for the year ended February 28, 2019.

BlackRock Floating Rate Income Strategies Fund, Inc.	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the four years in the period ended December 31, 2023, for the period from September 1, 2019 through December 31, 2019, and for the year ended August 31, 2019.

BlackRock Income Trust, Inc.	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023.

BlackRock Limited Duration Income Trust	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the four years in the period ended December 31, 2023, for the period from September 1, 2019 through December 31, 2019, and for the year ended August 31, 2019.

BlackRock Multi-Sector Income Trust	For the period from November 1, 2023 through December 31, 2023 and for the year ended October 31, 2023	For the period from November 1, 2023 through December 31, 2023 and for each of the two years in the period ended October 31, 2023	For the period from November 1, 2023 through December 31, 2023 and for each of the five years in the period ended October 31, 2023. The presented financial highlights were consolidated through October 31, 2020.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
February 26, 2024
We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information
(unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2023:

Fund Name	Qualified Dividend Income

DSU	$67,771
BLW	1,925,070
BIT	367,715
The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2023:

Fund Name	Federal Obligation Interest

DSU	$8,407
FRA	1,401
BKT	27,062
BLW	39,465
BIT	7,680
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

DSU	0.09%
BLW	2.94
BIT	4.90
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

Fund Name	Interest Dividends

DSU	$45,922,515
FRA	43,614,658
BKT	8,168,604
BLW	36,547,168
BIT	5,133,975
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

Fund Name	Interest- Related Dividends

DSU	$34,675,260
FRA	33,356,933
BKT	8,184,185
BLW	27,670,731
BIT	4,356,938

I M P O R T A N T T A X I N F O R M A T I O N	193

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since December 31, 2022, with respect to each Fund other than BlackRock Multi-Sector Income Trust (BIT), and since October 31, 2023, with respect to BIT (BIT changed its fiscal year end from October 31 to December 31 effective December 31, 2023). This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.
Investment Objectives and Policies
BlackRock Debt Strategies Fund, Inc. (DSU)
The Fund’s primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including Corporate Loans (as defined below), which are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s Investor’s Service (“Moody’s”) or BBB or lower by S&P Global Ratings (“S&P”)) or unrated debt instruments which are in the judgment of BlackRock Advisors, LLC (the “Manager”) of equivalent quality. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. As a secondary objective, the Fund will seek to provide capital appreciation. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”)).
Under normal market conditions, at least 80% of the Fund’s total assets will be invested in debt instruments. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund has no restrictions on portfolio maturity or duration of the debt securities in which it may invest.
The Fund’s investment policies permit investment in the following asset classes which are described in greater detail below: (i) senior and subordinated corporate loans, both secured and unsecured (“Corporate Loans”), issued either directly by the borrower or in the form of participation interests in Corporate Loans made by banks and other financial institutions; (ii) publicly offered and privately placed high-yield debt securities, senior and subordinated, both secured and unsecured; and (iii) convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and nonconvertible preferred stock. The debt securities and Corporate Loans in which the Fund invests may pay interest at fixed rates or at rates that float at a margin above a generally recognized base lending rate such as the prime rate of a designated U.S. bank, or that adjust periodically at a margin above the CD rate or LIBOR.
In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income
producing debt or equity securities. The Fund may retain such securities until the Manager determines it is appropriate in light of current market conditions to effect a disposition of such securities.
The Fund will not invest in Corporate Loans that would require the Fund to make any additional investments in connection with its obligation to make future advances to a borrower in connection with revolving credit facilities if such commitments would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements described herein.
The Fund may invest in high-yield corporate debt securities, including Corporate Loans, which are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s and BBB or lower by S&P Global Ratings), or in unrated securities considered by the Manager to be of comparable quality. Securities rated below Baa or lower by Moody’s or BBB or lower by S&P and unrated securities of comparable quality, are commonly known as “junk bonds.” Securities which subsequently are downgraded may continue to be held by the Fund and will be sold only if, in the judgment of the Manager, it is advantageous to do so.
Up to 20% of the Fund’s total assets may be invested in Distressed Securities (defined below), which includes publicly offered or privately placed debt securities and Corporate Loans which, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest or are rated in the lowest rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Although the Fund will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below by Moody’s and CC or below by S&P) unless the Manager believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Securities which subsequently are downgraded may continue to be held by the Fund and will be sold only if, in the judgment of the Manager, it is advantageous to do so.
Up to 20% of the Fund’s total assets may be invested in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units, provided that the foreign issuers of any
non-U.S.
dollar denominated instruments purchased by the Fund are domiciled in a country that is a member of the Organisation for Economic
Co-operation
and Development (OECD).
Up to 20% of the Fund’s total assets can be invested in convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and non-convertible
preferred stock. The types of preferred securities in which the Fund may invest include trust preferred securities.
As a result of conversions of convertible securities or upon an exchange offer or bankruptcy plan of reorganization, a significant portion of the Fund’s total assets may be invested in common stock at certain points in time.
The Fund may engage in various portfolio strategies to seek to increase its return and to hedge its portfolio against movements in interest rates or foreign currencies through the use of interest rate or foreign currency swap transactions, the purchase of call and put options on securities, the sale of covered call and put options on its portfolio securities and transactions in financial futures and related options on such futures. There can be no assurance that the Fund will employ these strategies or that, if employed, they will be effective.

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Investment Objectives, Policies and Risks
 (continued)
Investment Objectives and Policies
(continued)

The Fund may make short sales of securities, provided that the market value of all securities sold short does not exceed 10% of its total assets. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian or designate such collateral on its books and records to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. The Fund also may make short sales “against the box.” Short sales “against the box” are not subject to the foregoing 10% limitation.
Subject to other investment restrictions applicable to the Fund, up to 10% of the Fund’s assets may be invested in debt instruments, including Corporate Loans, of investment companies (which may or may not be registered under the Investment Company Act) whose portfolio securities consist entirely of (i) corporate debt or equity securities acceptable to the Manager or (ii) money market instruments.
The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale.
Leverage:
The Fund currently utilizes leverage for investment purposes in the form of a bank credit facility. The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to common stockholders than that obtainable if the common stock were unleveraged for any significant amount of time. At times, the Fund could utilize leverage through borrowings, including the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock. The Fund may also utilize leverage through the use of reverse repurchase agreements.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which may otherwise require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.
There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does, what percentage of the Fund’s assets such borrowings will represent. The Fund does not currently anticipate issuing any preferred stock.
BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
The Fund’s investment objective is to provide stockholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments (“floating rate debt securities”). The Fund’s investment objective is a fundamental policy and may not be changed without stockholder approval.
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Fund’s sub-advisor,
to be of comparable quality. Secured loans may be either wholly or partially secured at the time of investment. In addition to senior loans, floating rate debt securities may include, without limitation, instruments such as catastrophe and other event linked bonds, bank capital securities, corporate bonds, notes, money market instruments and certain types of mortgage related and other asset backed securities. Due to their floating or variable rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt security is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate debt instrument, although the value of a floating rate debt security may nonetheless decline as interest rates rise and due to other factors, such as real or perceived changes in credit quality or financial condition of the issuer or borrower, volatility in the capital markets or other adverse market conditions.
The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.
The Fund’s policy to invest, under normal market conditions, at least 80% of its Managed Assets in floating rate debt securities, as described above, is a non-fundamental
policy and may be changed by the Board of Directors of the Fund provided that stockholders are provided with at least 60 days’ prior notice of any change, unless such change was previously approved by shareholders, as required by the rules under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
The Fund may invest up to 20% of its total assets in securities other than floating rate debt securities, including, but not limited to, fixed rate debt securities such as convertible securities, bonds, notes, fixed rate loans and mortgage related and other asset backed securities issued on a public or private basis, collateralized debt obligations (which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities), preferred securities, commercial paper, U.S. government securities, structured notes, credit linked notes, credit linked trust certificates and other hybrid instruments.
To a limited extent, incidental to and in connection with its investment activities or pursuant to a convertible feature in a security, the Fund may acquire warrants and other debt and equity securities. The Fund may also acquire other debt and equity securities of a borrower or issuer in connection with an amendment, waiver, conversion or exchange of a senior loan or other debt security or in connection with a bankruptcy or workout of the borrower or issuer.
The Fund may invest without limit, and generally intends to invest a substantial portion of its assets, in high yield securities, including senior loans and other floating or fixed rate debt securities, that are rated below investment grade by the established rating services (Ba or lower by Moody’s Investor’s Service (“Moody’s”) or BB or lower by S&P Global

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	195

Investment Objectives, Policies and Risks
 (continued)
Investment Objectives and Policies
(continued)

Ratings (“S&P”)) or, if unrated, are considered by the Advisors to be of comparable quality. High yield bonds commonly are referred to as “junk” bonds. The high yield securities in which the Fund invests may include credit linked notes, structured notes, credit linked trust certificates or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities. Other than with respect to Distressed Securities (which are discussed below), the high yield securities in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. The Fund may also invest in investment grade securities, which are securities rated at least BBB– as determined by S&P, Baa3 as determined by Moody’s or, if unrated, determined to be of comparable quality by the Advisors.
The Fund may not invest more than 10% of its total assets (at the time of investment) in securities that are rated Caa1 or lower (if rated by Moody’s) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Advisors to be of comparable quality or are otherwise considered to be distressed securities (“Distressed Securities”).
The Fund may invest without limitation in debt securities of issuers domiciled outside the United States. The Fund, however, will not invest more than 10% of its total assets in debt securities of issuers located in emerging market countries. Emerging market countries generally include every nation in the world (including countries that may be considered “frontier” markets) except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund will invest primarily in U.S. dollar denominated debt securities. The Fund will not invest more than 10% of its total assets in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars, including obligations of
non-U.S.
governments and their respective subdivisions, agencies and government sponsored enterprises.
The Fund may invest in bonds of varying maturities issued by U.S. and
non-U.S.
corporations and other business or governmental entities. Bonds can be variable or fixed rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. The Fund may also invest in catastrophe or other “event linked” bonds. The Fund may invest in securities of any maturity.
The Fund may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer. The types of preferred securities in which the Fund may invest include trust preferred securities.
The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred security or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.
The Fund may invest without limit in illiquid securities, which are floating rate debt securities, senior loans, high yield securities and other securities that lack a secondary trading market or are otherwise considered illiquid.
Leverage:
The Fund currently utilizes leverage for investment purposes in the form of a bank credit facility. At times, the Fund could utilize leverage through borrowings, the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock. The Fund may also leverage through the use of reverse repurchase agreements. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does, what percentage of the Fund’s assets such borrowings will represent. The Fund does not currently anticipate issuing any preferred stock.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
BlackRock Income Trust, Inc. (BKT)
The Fund’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Fund will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States government securities having the same maturity as the weighted average maturity of the Fund’s investments. The Fund’s portfolio is expected to consist primarily of mortgage-backed securities and, to a lesser extent, asset-backed securities.
Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (ii) those issued by private issuers that are collateralized by securities issued or guaranteed by the United States government or one of its agencies or instrumentalities; and (iii) those issued by private issuers and collateralized by securities without a government guarantee but usually with some form of private credit enhancement.
The Fund will invest at least 65% of its assets in mortgage-backed securities. The balance of the Fund’s assets generally will be invested in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The Fund may also invest in various derivative mortgage-backed and asset-backed securities, such as collateralized mortgage obligations and asset-backed security residual interests and stripped mortgage-backed securities. The Fund may invest directly in securities or synthetically through the use of derivatives. In addition, for hedging purposes, the Fund may utilize a portion of its assets for certain options, futures, interest rate swaps and related transactions. For purposes of enhancing liquidity and/or preserving capital, the Fund may invest without limit in securities issued by the United States government and its agencies and instrumentalities, or repurchase agreements collateralized by such securities, certificates of deposit, time deposits or bankers’ acceptances of similar quality.
At least 80% of the Fund’s assets will be invested in securities that are (i) issued or guaranteed by the United States government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P Global Ratings (“S&P”) or Aaa by Moody’s Investors Service (“Moody’s”). Securities issued or guaranteed by the United States government or its agencies or instrumentalities are generally considered to be of the same or higher quality than privately issued securities rated AAA or Aaa.

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Investment Objectives and Policies
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No more than 20% of the Fund’s assets will be invested in other securities, all of which will have been determined by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Fund’s sub-advisor,
to be of comparable credit quality.
The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may also invest in derivative securities such as stripped mortgage-backed securities or residual interests, which generally are more sensitive to changes in prepayment and interest rates. The Advisors will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.
Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. The same factors apply to prepayments on asset-backed securities but the predominant factor in a particular case may be different than in the case of mortgage-backed securities. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates than during a period of rising interest rates.
The Fund’s yield will also be affected by the interest rates on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.
Leverage:
The Fund may borrow from time to time, at the Advisors’ discretion, for purposes of investment leverage when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Advisors’ opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow for emergency purposes, for the payment of dividends or for the clearance of transactions.
The Fund may enter into reverse repurchase agreements.
BlackRock Limited Duration Income Trust (BLW)
The Fund’s investment objective is to provide current income and capital appreciation. The Fund pursues its objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage related securities and asset-backed securities and U.S. government and agency securities;

•	senior, secured floating rate loans made to corporate and other business entities; and

•
U.S. dollar-denominated securities of U.S. and
non-U.S.
issuers rated below investment grade and, to a limited extent,
non-U.S.
dollar denominated securities of
non-U.S.
issuers rated below investment grade.

The Fund may invest directly in securities or synthetically through the use of derivatives.
BlackRock Advisors, LLC (the “Manager”) and the Fund’s
sub-advisers,
BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” and collectively with BIL and the Manager, the “Advisors”), have broad discretion to allocate the Fund’s assets among these three principal asset classes.
The Fund’s investment objective may be changed by the Board of Trustees of the Fund without prior shareholder approval.
The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in net asset value that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.
The Fund is intended to have a relatively low level of interest rate risk compared to investment portfolios of similar credit quality but with longer durations. Certain of the Fund’s other strategies, however, may result in an above average amount of risk and volatility or loss of principal.
The Fund may invest in corporate bonds.
The Fund anticipates that, under normal market conditions, a significant portion of its Managed Assets will be invested in securities rated below investment grade, such as those rated (Ba or lower by Moody’s Investor’s Service (“Moody’s”) or BB or lower by S&P Global Ratings (“S&P”)) or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality. High yield securities commonly are referred to as “junk” bonds. The Fund may invest in individual

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Investment Objectives and Policies
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securities of any credit quality. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).
The Fund may also invest in investment grade securities, which are securities rated at least BBB– as determined by S&P, Baa3 as determined by Moody’s or, if unrated, determined to be of comparable quality by the Advisors. When the Advisors believe it to be in the best interests of the Fund’s shareholders, the Fund will reduce its investment in lower grade securities and, in certain market conditions, the Fund may invest none of its assets in lower grade securities.
The Fund may invest without limitation in U.S. dollar denominated securities of
non-U.S.
issuers and, to a limited extent,
non-U.S.
dollar-denominated securities of
non-U.S.
issuers
(“Non-U.S.
Securities”), including up to 20% of its Managed Assets in issuers located in emerging market countries. The Fund can hold no more than 10% of its Managed Assets in
non-U.S.
dollar-denominated
Non-U.S.
Securities.
Non-U.S.
Securities may include debt securities issued by foreign governments and other sovereign entities and debt securities issued by foreign corporations or supranational entities and securities denominated in U.S. dollars or, to a limited extent (as described above), in foreign currencies or multinational currency units. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured their debt pursuant to the Brady Plan, which are viewed as speculative investments. The Fund may also purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.
The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities including but not limited to: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.
The Fund may invest in mortgage-related securities, which include collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits, real estate investment trusts (“REITs”), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities. The Fund will not invest more than 15% of its Managed Assets in commercial mortgage-related securities.
Asset-backed securities are a form of structured debt obligations. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.
In addition to senior, secured floating rate loans made to corporate and other business entities, the Fund may also purchase unsecured loans, other floating rate debt securities, and credit-linked notes.
A senior loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Fund may purchase “Assignments” from the Agent or other Loan Investors. The Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a senior loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the borrower, whereas the Fund, as a purchaser of an Assignment, would typically succeed to all the rights and obligations under the loan agreement of the assigning Loan Investor and become a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor. The Fund will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, are believed by the Advisors to be creditworthy at the time they enter into such transactions.
The Fund may also acquire equity securities or debt securities (including non-dollar
denominated debt securities) issued in exchange for a senior loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Advisors, may enhance the value of a senior loan or would otherwise be consistent with the Fund’s investment policies.
The Fund may invest in collateralized bond obligations (“CBOs”), which are structured securities backed by a diversified pool of high yield, public or private fixed income securities. Under normal market conditions, the Fund expects to invest in the lower tranches of CBOs.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter
put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. The Fund also may purchase derivative instruments that combine features of these instruments.
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end
investment companies that invest primarily in bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the fixed income market.

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Investment Objectives and Policies
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Leverage:
The Fund currently utilizes leverage for investment purposes in the form of reverse repurchase agreements. The Fund may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as the Advisors may from time to time determine. Of these investment techniques, the Fund expects primarily to use reverse repurchase agreements and dollar rolls.
The Fund also has the ability to utilize leverage through the issuance of preferred shares. The Fund does not currently anticipate issuing any preferred shares.
The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does, what percentage of the Fund’s assets such borrowings will represent.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
BlackRock Multi-Sector Income Trust (BIT)
The Fund’s primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Fund’s investment objectives may be changed by the Board of Trustees of the Fund (the “Board,” and each member, a “Trustee”) without prior shareholder approval.
In investing the Fund’s assets, BlackRock Advisors, LLC, the Fund’s investment adviser (the “Manager”), and BlackRock International Limited and BlackRock (Singapore) Limited, the Fund’s
sub-advisers
(each, a
“Sub-Advisor”
and, collectively with the Manager, the “Managers”), expect to allocate capital across multiple sectors of the fixed-income securities market by evaluating portfolio risk in light of the available investment opportunities and prevailing risks in the fixed-income market, with the goal of delivering attractive risk-adjusted returns. In doing so, the Managers seek to find the appropriate balance between risk mitigation and opportunism. The Managers do not manage the Fund to a benchmark, which provides flexibility to allocate and rotate the Fund’s assets across various sectors within the fixed-income universe. This strategy seeks to provide exposure to those segments of the fixed-income market that the Managers anticipate will provide value while attempting to minimize exposure to those segments that the Managers anticipate will not provide value. If the Managers’ perception of the value of a segment of the fixed-income market or an individual security is incorrect, your investment in the Fund may lose value.
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in loan and debt instruments and other investments with similar economic characteristics (collectively “fixed-income securities”). The Fund may invest directly in securities or synthetically through the use of derivatives. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Fixed-income securities in which the Fund may invest include:

•
mortgage related securities, including mortgage-backed securities (“MBS”), which are structured debt obligations collateralized by pools of commercial mortgages (commercial mortgage-backed securities or “CMBS”) or residential mortgages (residential mortgage-backed securities or “RMBS”), including agency RMBS issued or guaranteed by U.S. federal agencies or government related guarantors and non-agency
RMBS issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental
issuers; collateralized mortgage obligations (“CMOs”); Real Estate Mortgage Investment Conduits (“REMICs”), including resecuritizations of REMICs; stripped mortgage-backed securities, including interest-only (“IO”) and principal-only (“PO”) classes; delegated underwriting and servicing bonds; MBS credit default swaps and other mortgage related derivative instruments; inverse floating rate instruments which are derivative interests in MBS; repurchase agreements supported by MBS; and interests in real estate investment trusts (“REITs”) that invest the majority of their assets in real property mortgages or MBS, including debt and preferred stock issued by mortgage REITs;

•	asset-backed securities (“ABS”);

•	U.S. Government and agency securities;

•
loans and loan participations, including senior secured floating rate and fixed rate loans or debt (“Senior Loans”) and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”);

•
bonds or other debt securities issued by U.S. or foreign
(non-U.S.)
corporations or other business entities, which may include fixed, variable and floating rate bonds, debentures, notes and other similar types of debt instrument (collectively referred to herein as “corporate bonds”), of any quality, rated or unrated, including those that are rated below investment grade quality;

•	collateralized loan obligations (“CLOs”);

•	preferred securities;

•	convertible securities, including synthetic convertible securities;

•	sovereign debt, including obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities;

•	municipal securities, including taxable municipal securities such as Build America Bonds (“BABs”); and

•	structured instruments, including structured notes, hybrid or indexed securities, event-linked securities, credit-linked notes (“CLNs”), equity-linked notes and structured credit products.

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Investment Objectives and Policies
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The Fund may invest in fixed-income securities of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Fund’s portfolio. Additionally, as part of the Fund’s investments in loans, the Fund may make loans directly to borrowers either as a sole lender or by acting as a member of a syndicate of original lenders.
The Fund may invest in securities of any quality, rated or unrated, including those that are rated below investment grade quality (rated Ba/BB or below by Moody’s Investor’s Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or securities that are unrated but judged to be of comparable quality by the Managers. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Under normal market conditions, the Fund will not invest more than 20% of its Managed Assets in securities, other than mortgage related and other asset-backed securities, that are, at the time of investment, rated CCC+ or lower by S&P or Fitch or Caa1 or lower by Moody’s, or that are unrated but judged to be of comparable quality by the Managers. For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. The Fund may invest in mortgage related and other asset backed securities of any quality, rated or unrated, without limitation.
Under normal market conditions, the Fund will not invest more than 10% of its Managed Assets in CLOs.
Under normal market conditions, the Fund will invest at least 25% of its total assets in mortgage related securities. The Fund’s investment in mortgage related securities may consist entirely of privately issued securities, which are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental
issuers. The Securities and Exchange Commission (the “SEC”) informed the Fund that it is the view of the SEC staff that privately issued MBS constitute an “industry” for purposes of a fund’s industry concentration policy. On July 8, 2013, the Fund obtained formal
“no-action”
relief from the staff of the SEC that the staff would not recommend any enforcement action in connection with the Fund’s policy to concentrate its investments in the group of industries constituting mortgage related securities (including privately issued MBS and agency MBS).
Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in securities other than fixed-income securities, including common stocks, warrants, depositary receipts and other equity securities.
The Fund may invest without limitation in securities of U.S. issuers and
non-U.S.
issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Fund may invest may be U.S. dollar-denominated or
non-U.S.
dollar-denominated. The Fund may invest in securities of issuers of any market capitalization size, including small- and mid-cap
companies, and of issuers that operate in any sector or industry.
The Fund may also invest in securities of other open- or
closed-end
investment companies, including exchange-traded funds (“ETFs”), subject to applicable regulatory limits, that invest primarily in securities of the types in which the Fund may invest directly. The Fund treats its investments in open- or closed-end
investment companies that invest substantially all of their assets in fixed-income securities as investments in fixed-income securities.
The Fund may make short sales of securities. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.
During temporary defensive periods, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Fund may not achieve its investment objectives under these circumstances.
The Fund’s investment policies are
non-fundamental
policies and may be changed by the Board without prior shareholder approval. The Fund’s policy to invest at least 80% of its Managed Assets in fixed-income securities may be changed by the Board; however, if this policy changes, the Fund will provide shareholders at least 60 days’ written notice before implementation of the change.
The percentage limitations applicable to the Fund’s portfolio apply only at the time of initial investment and the Fund will not be required to sell investments due to subsequent changes in the value of investments that it owns
Leverage:
The Fund currently uses leverage to seek to achieve its investment objectives. The Fund currently leverages its assets through the use of reverse repurchase agreements and/or dollar rolls. The Fund currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions or issue debt securities or preferred shares in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. The Fund is permitted to use leverage of up to 50% of its Managed Assets (100% of its net assets).
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Risk Factors
This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk.

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Investment Objectives, Policies and Risks
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Risk Factors
(continued)

Investment and Market Discount Risk:
An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end
management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.
Concentration Risk (BIT):
The Fund’s strategy of concentrating in mortgage related securities means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a mutual fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.
Debt Securities Risk:
Debt securities, such as bonds, involve interest rate risk, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:

•
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

U.S. Government Obligations Risk:
Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment
could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
U.S. Government Mortgage-Related Securities Risk (FRA, BKT and BLW):
There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.
Mortgage- and Asset-Backed Securities Risks (FRA, BKT, BLW and BIT):
Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Investment Objectives, Policies and Risks
 (continued)
Risk Factors
(continued)

Senior Loans Risk (DSU, FRA, BLW and BIT):
There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment
rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment
of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.
Second Lien Loans Risk (BIT):
Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.
CLO Risk (BIT and FRA):
In addition to the general risks associated with fixed-income securities discussed herein, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The credit quality of CLOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) of CLOs are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CLOs. The value of CLO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. CLOs are typically privately offered and sold, and thus are not registered under the securities laws. Additionally, when the Fund purchases a newly issued CLO security in the primary market (rather than from the secondary market), there often may be a delayed settlement period. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. Finally, CLOs are limited recourse and may not be paid in full and may be subject to up to 100% loss.
Risks of Loan Assignments and Participations (BLW):
As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off
against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off
between the lender and the borrower.
Corporate Loans Risk (DSU):
Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (“SOFR”), the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Fund invests are usually rated below investment grade.
Variable and Floating Rate Instrument Risk (DSU, FRA and BLW):
Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time.
Unrated Securities Risk (BIT):
Because the Fund may purchase securities that are not rated by any rating organization, the Managers may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the Managers’ credit analysis than would be the case when the Fund invests in rated securities.
High Yield Bonds Risk (DSU, FRA, BLW and BIT):
Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
Distressed Securities Risk (DSU and FRA):
Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional

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Investment Objectives, Policies and Risks
 (continued)
Risk Factors
(continued)

expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Collateralized Bond Obligations Risk (BLW):
The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.
Collateralized Debt Obligations Risk (FRA):
In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Sovereign Debt Risk (FRA, BLW and BIT):
Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Municipal Securities Risks (BIT):
Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

•
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•
Tax-Exempt
Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt
status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

Brady Bonds Ris
k
(BLW):
Brady Bonds involve various risk
factors
described above associated with investing in
non-U.S.
securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.
Supranational Entities Risk (BLW):
The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.
Yield and Ratings Risk (BKT)
: The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Manager will consider such an event in determining whether the Fund should continue to hold the security.
Repurchase Agreements and Purchase and Sale Contracts Risk (BKT and BIT)
: If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

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Investment Objectives, Policies and Risks
 (continued)
Risk Factors
(continued)

Foreign Securities Risk (DSU, FRA, BLW and BIT):
Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•
The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

Emerging Markets Risk (FRA, BLW and BIT):
Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Equity Securities Risk (DSU, FRA, BLW and BIT):
Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Small and
Mid-Capitalization
Company Risk (BIT):
Companies with small or
mid-size
market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.
Preferred Securities Risk (DSU, FRA, BLW and BIT):
Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Convertible Securities Risk (DSU, FRA and BIT):
The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.
Warrants Risk (DSU and FRA):
If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Real Estate-Related Securities Risk (BLW):
The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re-lease
space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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Investment Objectives, Policies and Risks
 (continued)
Risk Factors
(continued)

REIT Investment Risk (BLW and BIT):
Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.
Structured Securities Risk (BIT):
Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Fund may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Derivatives Risk:
The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

•
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Structured Notes Risk (FRA):
Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Leverage Risk:
The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:

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Investment Objectives, Policies and Risks
 (continued)
Risk Factors
(continued)

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

•
Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Reverse Repurchase Agreements Risk:
Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk (BLW and BIT):
Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Short Sales Risk (DSU and BIT):
Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.
Illiquid Investments Risk:
The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Inverse Floater and Related Securities Risk (BIT):
Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in fixed-income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed-income securities underlying them will expose the Fund to the risks associated with those fixed-income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed-income securities.
Investment Companies and ETFs Risk (DSU, BLW and BIT):
Subject to the limitations set forth in the Investment Company Act and the rules thereunder, the Fund may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Risk of Investing in the United States:
Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Investment Objectives, Policies and Risks
 (continued)
Risk Factors
(continued)

Market Risk and Selection Risk:
Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus
(COVID-19)
that was first developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.
Shareholder Activism Risk:
Shareholder activism involving
closed-end
funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Directors, or to seek other actions such as a termination of the Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Fund. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	207

Shareholder Update

(unaudited)

The following information is presented for DSU, BKT, BLW and BIT, in conformance with annual reporting requirements for funds that have filed a shelf offering registration statement pursuant to General Instruction A.2 of Form
N-2.
Summary of Expenses
BlackRock Debt Strategies Fund, Inc. (DSU)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in DSU’s common shares.

DSU
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price) (a)	0.05%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares (b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c)(d)	0.70%
Other expenses	1.77
Miscellaneous	0.09
Interest expense (e)	1.68
Total annual expenses	2.47
Fee waivers (d)	—
Total annual Fund operating expenses after fee waivers (d)	2.47

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by DSU. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
DSU currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.55% of the average daily value of DSU’s net assets, plus the proceeds of any outstanding debt securities or borrowings used for leverage (together, “average daily Managed Assets”).

(d)
DSU and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of DSU’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (the “ETFs”) managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees DSU pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by DSU (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of DSU (the “Independent Directors”)) or a majority of the outstanding voting securities of DSU), upon 90 days’ written notice by DSU to the Manager.

(e)
DSU uses leverage in the form of a credit facility, in an amount equal to approximately 22.7% of DSU’s Managed Assets at an annual interest expense to DSU of 5.91% which is based on current market conditions. The actual amount of interest expense borne by DSU will vary over time in accordance with the level of DSU’s use of leverage and variations in market interest rates. Interest expense is required to be treated as expense of DSU for accounting purposes.

The following example illustrates DSU’s expenses (including the sales load of $10.00 and offering costs of $0.47) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 2.47% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 35	$ 87	$ 141	$ 288
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. DSU’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

208	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update

(unaudited)
 (continued)

BlackRock Income Trust, Inc. (BKT)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BKT’s common shares.

BKT
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price) (a)	0.05%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares (b)
Dividend reinvestment plan sale transaction fee	$2.50 (b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c)(d)	0.65%
Other expenses	2.58
Miscellaneous	0.27
Interest expense (e)	2.31
Total annual expenses	3.23
Fee waivers (d)	—
Total annual Fund operating expenses after fee waivers (d)	3.23

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BKT. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
BKT currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.65% of the average weekly value of BKT’s net assets. For purposes of calculating this fee, “net assets” means the total assets of BKT minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

(d)
BKT and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BKT’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BKT pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BKT (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of BKT or a majority of the outstanding voting securities of BKT), upon 90 days’ written notice by BKT to the Manager.

(e)
BKT uses leverage in the form of reverse repurchase agreements representing 29.0% of Managed Assets at an annual interest expense to BKT of 5.0% which is based on current market conditions. The actual amount of interest expenses borne by BKT will vary over time in accordance with the level of BKT’s use of reverse repurchase agreements and variations in market interest rates. Interest expense is required to be treated as an expense of BKT for accounting purposes.

The following example illustrates BKT’s expenses (including the sales load of $10.00 and offering costs of $0.54) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 3.23% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 43	$ 109	$ 178	$ 360
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BKT’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S H A R E H O L D E R U P D A T E	209

Shareholder Update

(unaudited)
 (continued)

BlackRock Limited Duration Income Trust (BLW)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BLW’s common shares.

BLW
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price) (a)	0.02%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares (b)
Dividend reinvestment plan sale transaction fee	$2.50 (b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c)(d)	0.83%
Other expenses	2.81
Miscellaneous	0.11
Interest expense (e)	2.70
Acquired fund fees and expenses (f)	0.01
Total annual expenses (f)	3.65
Fee waivers (d)	—
Total annual Fund operating expenses after fee waivers (d)	3.65

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BLW. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
BLW currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.55% of the average weekly value of BLW’s managed assets, including the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “managed assets” are determined as total assets of BLW (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

(d)
BLW and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BLW’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BLW pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BLW (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of BLW or a majority of the outstanding voting securities of BLW), upon 90 days’ written notice by BLW to the Manager.

(e)
BLW uses leverage in the form of reverse repurchase agreements representing 35.4% of Managed Assets at an annual interest expense to BLW of 5.31%, which is based on current market conditions. The actual amount of interest expense borne by BLW will vary over time in accordance with the level of BLW’s use of reverse repurchase agreements and variations in market interest rates. Interest expense is required to be treated as an expense of BLW for accounting purposes.

(f)
The total annual expenses do not correlate to the ratios to average net assets shown in BLW’s Financial Highlights for the year ended December 31, 2023, which do not include acquired fund fees and expenses.

The following example illustrates BLW’s expenses (including the sales load of $10.00 and offering costs of $0.22) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 3.65% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 47	$ 121	$ 197	$ 397
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BLW’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

210	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update

(unaudited)
 (continued)

BlackRock Multi-Sector Income Trust (BIT)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BIT’s common shares.

BIT

Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price) (a)	0.03%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares (b)
Dividend reinvestment plan sale transaction fee	$2.50 (b)

Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c)(d)	1.23%
Other expenses	3.06
Miscellaneous	0.11
Interest expense (e)	2.95
Total annual expenses	4.29
Fee waivers (d)	—
Total annual Fund operating expenses after fee waivers (d)	4.29

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BIT. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
BIT currently pays the Manager a monthly fee at an annual contractual investment management fee rate of 0.80% of the average daily value of BIT’s managed assets. For purposes of calculating these fees, “managed assets” means the total assets of BIT (including any assets attributable to money borrowed for investment purposes) minus the sum of BIT’s accrued liabilities (other than money borrowed for investment purposes).

(d)
BIT and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BIT’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BIT pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BIT (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of BIT (the “Independent Trustees”)) or a majority of the outstanding voting securities of BIT), upon 90 days’ written notice by BIT to the Manager.

(e)
Assumes the use of leverage in the form of reverse repurchase agreements representing 33.8% of managed assets at an annual interest expense to BIT of 5.42%, which is based on current market conditions. The actual amount of interest expense borne by BIT will vary over time in accordance with the level of BIT’s use of reverse repurchase agreements and variations in market interest rates. Interest expense is required to be treated as an expense of BIT for accounting purposes.

The following example illustrates BIT’s expenses (including the sales load of $10.00 and offering costs of $0.31) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 4.29% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$53	$139	$226	$450
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BIT’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S H A R E H O L D E R U P D A T E	211

Shareholder Update

(unaudited)
 (continued)

Share Price Data
The following tables summarize each Fund’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

DSU — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

December 31, 2023	$10.85	$9.78	$10.87	$10.61	(0.18)%	(7.82)%	9,476,571
September 30, 2023	10.36	9.81	10.84	10.76	(4.43)	(8.83)	8,558,668
June 30, 2023	9.79	9.25	10.72	10.51	(8.68)	(11.99)	8,742,409
March 31, 2023	9.96	9.25	10.79	10.48	(7.69)	(11.74)	8,395,438
December 31, 2022	9.77	8.80	10.48	10.24	(6.77)	(14.06)	9,860,686
September 30, 2022	10.15	8.83	10.84	10.27	(6.37)	(14.02)	6,897,776
June 30, 2022	10.52	8.59	11.34	10.40	(7.23)	(17.40)	11,465,492
March 31, 2022	11.75	10.06	11.57	11.20	1.56	(10.18)	11,354,361
As of December 31, 2023, DSU’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $10.79, $10.89, and (0.92)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

BKT — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

December 31, 2023	$12.60	$ 10.56	$12.81	$11.52	(1.64)%	(8.33)%	4,901,930
September 30, 2023	12.32	11.15	12.83	11.95	(3.98)	(6.69)	3,041,993
June 30, 2023	12.87	12.12	13.56	12.72	(5.09)	(4.72)	3,325,442
March 31, 2023	13.27	12.39	13.73	12.97	(3.35)	(4.47)	3,858,408
December 31, 2022	12.82	11.63	13.54	12.70	(5.32)	(8.43)	4,348,585
September 30, 2022	14.43	12.06	14.82	13.08	(2.63)	(7.80)	3,427,337
June 30, 2022	15.36	12.93	15.51	14.43	(0.97)	(10.40)	6,302,488
March 31, 2022	16.92	14.85	16.89	15.66	0.18	(5.17)	7,312,624
As of December 31, 2023, BKT’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $12.18, $12.73, and (4.32)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

BLW — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

December 31, 2023	$13.98	$12.38	$14.11	$13.23	(0.92)%	(6.42)%	5,878,380
September 30, 2023	13.29	12.73	13.74	13.51	(3.28)	(5.77)	4,428,629
June 30, 2023	13.25	12.46	13.75	13.41	(3.64)	(7.08)	4,150,113
March 31, 2023	14.10	12.52	14.26	13.47	(1.12)	(7.05)	5,390,067
December 31, 2022	13.53	11.76	13.64	13.11	(0.81)	(10.30)	7,021,181
September 30, 2022	13.95	12.10	14.47	13.15	(3.59)	(7.98)	4,846,321
June 30, 2022	14.50	12.16	15.50	13.74	(6.45)	(11.50)	7,688,521
March 31, 2022	16.45	13.65	16.44	14.99	0.06	(8.94)	8,580,380
As of December 31, 2023, BLW’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $13.98, $14.11, and (0.92)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

BIT — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

December 31, 2023	$15.35	$14.36	$14.59	$13.86	5.43%	3.61%	4,160,619
October 31, 2023	15.01	13.73	14.50	13.72	3.52	0.07	5,503,757
July 31, 2023	14.95	14.00	14.55	14.33	2.75	(2.30)	5,540,851
April 30, 2023	15.24	14.08	15.29	14.48	(0.33)	(2.76)	6,248,672
January 31, 2023	15.22	14.19	14.73	14.74	3.30	(3.73)	6,234,148
October 31, 2022	16.70	14.06	15.70	14.52	6.37	(3.17)	6,104,129
July 31, 2022	15.88	13.64	16.15	15.08	(1.67)	(9.55)	7,111,803

212	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update

(unaudited)
 (continued)

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

BIT — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

April 30, 2022	$17.10	$15.17	$17.27	$16.22	(0.98)%	(6.47)%	7,107,554
January 31, 2022	18.95	16.36	17.97	17.35	5.45	(5.71)	7,934,072
October 31, 2021	19.15	18.31	18.38	18.16	4.19	0.83	6,538,043
As of December 31, 2023, BIT’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $15.00, $14.76, and 1.63%, respectively.
Common shares of each Fund have historically traded at both a premium and discount to NAV.
Shares of
closed-end
funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.
Senior Securities
The following table sets forth information regarding DSU’s outstanding senior securities as of the end of each of DSU’s last ten fiscal years, as applicable. DSU’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.

DSU — Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage	(a)		Liquidation Preference	Average Market Value (000)	(b)	Type of Senior Security

December 31, 2023	$149,000	$4,405		$	N/A	$137,195		Bank Borrowings
December 31, 2022	164,000	3,967			N/A	215,814		Bank Borrowings
December 31, 2021	248,000	3,172			N/A	239,134		Bank Borrowings
December 31, 2020	229,000	3,349			N/A	220,721		Bank Borrowings
December 31, 2019	262,000	3,310			N/A	264,317		Bank Borrowings
February 28, 2019	278,000	3,308			N/A	293,419		Bank Borrowings
February 28, 2018	338,000	3,196			N/A	348,104		Bank Borrowings
February 28, 2017	318,000	3,455			N/A	234,238		Bank Borrowings
February 29, 2016	190,000	4,733			N/A	254,199		Bank Borrowings
February 28, 2015	295,000	3,719			N/A	303,926		Bank Borrowings

(a)
Calculated by subtracting the Fund’s total liabilities (not including bank borrowings) from the Fund’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

(b)	Represents the average daily amount outstanding for loans under the revolving credit agreements.

S H A R E H O L D E R U P D A T E	213

Shareholder Update

(unaudited)
 (continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand DSU’s financial performance for the periods presented. Certain information reflects financial results for a single common share of DSU.

		DSU (a)

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	02/28/18		02/28/17		02/29/16	(i)	02/28/15 (i)	02/28/14	(i)

Net asset value, beginning of year	$12.70		$11.38		$12.87		$13.32	$13.15

Net investment income (b)	0.78		0.73		0.77		0.87	0.90
Net realized and unrealized gain (loss)	(0.04)		1.34			(1.46)	(0.43)	0.28

Net increase (decrease) from investment operations	(0.74)		2.07			(0.69)	0.44	1.18

Distributions (c)
From net investment income	(0.82)			(0.75)		(0.80)	(0.89)		(0.99)
From return of capital	—		—		—		—		(0.02)

Total distributions	(0.82)			(0.75)		(0.80)	(0.89)		(1.01)

Net asset value, end of year	$12.62		$12.70		$11.38		$12.87	$13.32

Market price, end of year	$11.47		$11.68		$9.96		$11.43	$12.24

Total Return (d)
Based on net asset value	6.60	% (e)		19.57%		(4.73)%	4.15%		9.91%

Based on market price	5.35%			25.53%		(6.03)%	0.66%		(0.81)%

Ratios to Average Net Assets
Total expenses	1.86%		1.36	% (f)	1.18	% (g)	1.24%	1.38	% (h)

Total expenses after fees waived and paid indirectly	1.85%		1.35	% (f)	1.18	% (g)	1.24%	1.38	% (h)

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and income tax	0.94%		0.87	% (f)	0.84	% (g)	0.89%	1.00	% (h)

Net investment income	6.12%			6.04%		6.29%	6.68%		6.80%

Supplemental Data
Net assets, end of year (000)	$742,204		$780,810		$709,236		$801,887	$829,737

Borrowings outstanding, end of year (000)	$338,000		$318,000		$190,000		$295,000	$315,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,196		$3,455		$4,733		$3,719	$3,634

Portfolio turnover rate	59%			55%		41%	54%		54%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(h)
Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense and income tax would have been 1.31%, 1.31% and 0.94%, respectively.

(i)
Per share operating performance amounts have been adjusted to reflect a one-for-three
reverse stock split effective after the close of trading on November 15, 2016 for the shareholders of record on November 15, 2016.

214	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update

(unaudited)
 (continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BKT’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BKT.

		BKT

	Period from 09/01/18		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	to 12/31/18	(a)	08/31/18 (a)	08/31/17 (a)	08/31/16 (a)	08/31/15	(a)	08/31/14	(a)

Net asset value, beginning of period	$18.94		$20.21	$20.87	$21.24	$21.81		$21.95

Net investment income (b)	0.25		0.72	0.74	0.84	0.96		1.04
Net realized and unrealized gain (loss)	0.07		(1.02)	(0.45)	(0.17)		(0.35)	0.12

Net increase (decrease) from investment operations	0.32		(0.30)	0.29	0.67	0.61		1.16

Distributions (c)
From net investment income		(0.40)	(0.90)	(0.95)	(1.04)		(1.18)		(1.30)
From return of capital		(0.11)	(0.07)	—	—	—		—

Total distributions		(0.51)	(0.97)	(0.95)	(1.04)		(1.18)		(1.30)

Net asset value, end of period	$18.75		$18.94	$20.21	$20.87	$21.24		$21.81

Market price, end of period	$16.92		$17.31	$18.93	$19.8	$18.9		$19.26

Total Return (d)
Based on net asset value	2.06	% (e)	(1.14)%	1.82%	3.64%		3.56%		6.05%

Based on market price	0.72	% (e)	(3.44)%	0.53%	10.44%		4.35%		7.12%

Ratios to Average Net Assets (f)
Total expenses	2.08	% (g)(h)	1.79%	1.29%	1.08%	0.99	% (i)	1.02	% (i)

Total expenses after fees waived and/or reimbursed	2.08	% (g)	1.79%	1.28%	1.08%	0.99	% (i)	1.02	% (i)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.99	% (g)	1.04%	0.90%	0.89%	0.90	% (i)	0.96	% (i)

Net investment income	4.04	% (g)	3.72%	3.63%	4.01%		4.48%		4.74%

Supplemental Data
Net assets, end of period (000)	$398,629		$402,763	$430,830	$444,882	$452,616		$464,933

Borrowings outstanding, end of period (000)	$186,799		$186,441	$185,769	$152,859	$173,695		$205,415

Portfolio turnover rate (j)		95%	373%	346%	141%		191%		256%

(a)
Per share operating performance amounts have been adjusted to reflect a
1-for-3
reverse stock split prior to the open of trading on the NYSE on October 18, 2022 for common stockholders of record as of the close of business on October 17, 2022.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 09/01/18 to 12/31/18	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Investments in underlying funds	—%	0.01%	0.01%	—%	—%	—%

(g)	Annualized.
(h)
Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.99%, 0.99% and 0.89% for the year ended August 31, 2015 and 0.97%, 0.97% and 0.90% for the year ended August 31, 2014, respectively.

(i)	Audit fees were not annualized in the calculation of the expenses ratios. If these expenses were annualized, the total expenses would have been 2.11%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Period from 09/01/18 12/31/18	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	Year Ended 08/31/14

Portfolio turnover rate (excluding MDRs)	45%	181%	161%	63%	78%	125%

S H A R E H O L D E R U P D A T E	215

Shareholder Update

(unaudited)
 (continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BLW’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BLW.

	BLW

	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16	Year Ended 08/31/15	(a)	Year Ended 08/31/14 (a)

Net asset value, beginning of year	$17.02	$16.84	$17.04	$18.09		$17.54

Net investment income (b)	0.95	1.01	1.32	1.16		1.26
Net realized and unrealized gain (loss)	(0.31)	0.44	(0.22)	(0.92)		0.51

Net increase from investment operations	0.64	1.45	1.10	0.24		1.77

Distributions from net investment income (c)	(0.95)	(1.27)	(1.30)	(1.29)		(1.22)

Net asset value, end of year	$16.71	$17.02	$16.84	$17.04	(d)	$18.09

Market price, end of year	$15.06	$15.99	$15.74	$14.6		$16.81

Total Return (e)
Based on net asset value	4.42%	9.62%	7.78%	2.33	% (d)	10.77%

Based on market price	0.18%	10.18%	17.59%	(5.74)%		6.89%

Ratios to Average Net Assets
Total expenses	1.73%	1.45%	1.21%	1.15%		1.14%

Total expenses after fees waived and paid indirectly	1.73%	1.45%	1.21%	1.15%		1.14%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.89%	0.89%	0.89%	0.92%		0.92%

Net investment income	5.60%	6.00%	8.04%	6.65%		7.00%

Supplemental Data
Net assets, end of year (000)	$612,048	$629,728	$623,219	$630,388		$669,382

Borrowings outstanding, end of year (000)	$234,622	$252,280	$263,445	$264,036		$293,890

Portfolio turnover rate	50%	55%	54%	47%		57%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

216	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update

(unaudited)
 (continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BIT’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BIT.

	BIT

	Year Ended 10/31/18	(a)	Year Ended 10/31/17	(a)	Year Ended 10/31/16	(a)	Year Ended 10/31/15		Year Ended 10/31/14 (a)

Net asset value, beginning of year	$20.07		$18.91		$18.91		$19.87		$18.95

Net investment income (b)	1.38		1.51		1.69		1.55		1.62
Net realized and unrealized gain (loss)	(1.13)		1.42		(0.05)		(1.03)		0.70

Net increase from investment operations	0.25		2.93		1.64		0.52		2.32

Distributions (c)
From net investment income	(1.49)		(1.77)		(1.64)		(1.40)		(1.40)
From net realized gain	—		—		—		(0.08)		—
From return of capital	(0.04)		—		—		—		—

Total distributions	(1.53)		(1.77)		(1.64)		(1.48)		(1.40)

Net asset value, end of year	$18.79		$20.07		$18.91		$18.91	(d)	$19.87

Market price, end of year	$16.25		$18.55		$16.76		$16.31		$17.79

Total Return (e)
Based on net asset value	2.18	% (f)	17.34	% (g)	10.51	% (f)	3.87	% (d)	13.40%

Based on market price	(4.40)%		22.36%		13.56%		0.06%		12.91%

Ratios to Average Net Assets
Total expenses	2.90%		2.33%		2.05	% (h)	2.09	% (h)	2.04%

Total expenses after fees waived and paid indirectly	2.89%		2.33%		2.05	% (h)	2.09	% (h)	2.04%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees	1.42%		1.39%		1.43	% (h)	1.53	% (h)	1.52%

Net investment income	7.17%		7.86%		9.24	% (h)	7.97	% (h)	8.27%

Supplemental Data
Net assets, end of year (000)	$710,832		$765,859		$726,381		$726,432		$763,360

Borrowings outstanding, end of year (000)	$376,302		$471,082		$427,329		$510,352		$707,294

Portfolio turnover rate	38%		53%		52%		21%		29%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Includes payment received from a settlement of litigation, which impacted the Trust’s total return. Excluding the payment from a settlement of litigation, the Trust’s total return is 16.70%.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the years ended October 31, 2016 and October 31, 2015.

S H A R E H O L D E R U P D A T E	217

Automatic Dividend Reinvestment Plan

Pursuant to DSU, FRA, BKT, BLW and BIT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After DSU, FRA, BKT, BLW and BIT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested
portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in FRA, BKT, BLW and BIT that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in DSU that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800)
699-1236.
Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

218	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester (d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 104 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	71 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non- Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi (d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 102 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	219

Director and Officer Information
(continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation); Vestis Corporation (uniforms and facilities services)

Catherine A. Lynch (d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Non-Management Interested Director (a)(f)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Arthur P. Steinmetz 1958	Director (Since 2023)	Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019; Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019; Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	70 RICs consisting of 103 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

220	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information
(continued)

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees;
Co-Chair
of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares
®
		businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski (d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws
or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws
or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case
basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

(f)
Mr. Steinmetz is currently classified as a
non-management
interested Director based on his former directorship at another company that is not an affiliate of BlackRock, Inc. Mr. Steinmetz does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. It is anticipated that Mr. Steinmetz will become an Independent Director effective January 19, 2024.

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end
funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	221

Director and Officer Information
(continued)

Further information about the DSU’s, BKT’s, BLW’s and BIT’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800)
441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Funds.
Effective December 31, 2023, Frank Fabozzi retired as Director of the Funds.
Effective January 19, 2024, Arthur Steinmetz became an Independent Director of the Funds.
Effective October 20, 2023, Nicholas Kramvis became a portfolio manager of BKT. Mr. Kramvis has been employed by BlackRock since 2016.
Effective October 20, 2023, Ron Sion is no longer a portfolio manager of BKT.
Effective May 31, 2023, James Keenan is no longer a portfolio manager of BLW.
Effective May 31, 2023, James Keenan is no longer a porfolio manager of DSU. Effective May 31, 2023, Carly Wilson became a porfolio manager of DSU. Ms. Wilson has been employed by BlackRock since 2009.

222	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 12, 2023 for shareholders of record on May 15, 2023, to elect director nominees for each Fund. There were no broker non-votes
with regard to any of the Funds.
Shareholders elected the Class I Directors as follows::

	Lorenzo A. Flores		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BLW	28,606,170	986,976	27,954,467	1,638,679	28,624,532	968,614	28,557,241	1,035,905
BKT	13,041,914	1,039,630	12,897,858	1,183,686	13,036,986	1,044,558	12,910,083	1,171,461

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch, and Frank J. Fabozzi.
Shareholders elected the Class I Directors as follows:

	Cynthia L. Egan		Lorenzo A. Flores		Stayce D. Harris		Catherine A. Lynch

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

FRA	24,291,244	1,013,842	24,260,617	1,044,469	24,291,636	1,013,450	24,239,332	1,065,754
DSU	35,000,589	1,622,967	34,309,540	2,314,016	34,719,810	1,903,746	34,027,862	2,595,694

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Robert Fairbairn, J Phillip Holloman, R. Glenn Hubbard, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.
Fund Certification
The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Funds do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Fund management will consider ESG factors as part of the investment process for the Funds. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Funds’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Funds’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Funds’ exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to the Funds’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Fund’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Fund employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Fund.
The distributions paid by each Fund for any particular month may be more or less than the amount of net investment income earned by each Fund during such month. Furthermore, the final tax characterization of distributions is determined after the year-end
of a Fund and is reported in each Fund’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Fund’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable
return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Fund’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Fund’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long term investment.

A D D I T I O N A L I N F O R M A T I O N	223

Additional Information
  (continued)

General Information
FRA does not make available copies of its Statements of Additional Information because FRA’s shares are not continuously offered, which means that the Statement of Additional Information of FRA has not been updated after completion of FRA’s offerings and the information contained in FRA’s Statement of Additional Information may have become outdated.
DSU’s, BKT’s, BLW’s and BIT’s Statement of Additional Information includes additional information about the Board and is available, without charge upon request by calling
(800)-882-0052.
The following information is a summary of certain changes since December 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws
that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day
management of the Funds’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at
blackrock.com
. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for
e-mail
notifications of quarterly statements, annual and semi-annual shareholder reports and, for DSU, BKT, BLW and BIT only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for DSU, BKT, BLW and BIT only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Funds will mail only one copy of shareholder documents, including for DSU, BKT, BLW and BIT only, prospectuses, annual and semi-annual reports, Rule
30e-3
notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800)
882-0052.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form
N-PORT.
The Funds’ Forms
N-PORT
are available on the SEC’s website at
sec.gov
. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at
blackrock.com/fundreports
.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent
12-month
period ended June 30 is available without charge, upon request (1) by calling (800)
882-0052;
(2) on the BlackRock website at
blackrock.com
; and (3) on the SEC’s website at
sec.gov
.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the
“Closed-end
Funds” section of
blackrock.com
as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

224	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information
  (continued)

Shelf Offering Program
From
time-to-time,
DSU, BKT, BLW and BIT may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, DSU, BKT, BLW and BIT may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above DSU’s, BKT’s BLW’s and BIT’s NAV per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow DSU, BKT, BLW and BIT to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
DSU, BKT, BLW and BIT filed final prospectuses with the SEC in connection with their Shelf Offerings on January 3, 2023, June 23, 2022, May 17, 2022 and May 3, 2022, respectively. This report and the prospectuses of DSU, BKT, BLW and BIT are not offers to sell DSU, BKT, BLW and BIT Common Shares or solicitations of an offer to buy DSU, BKT, BLW and BIT Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of DSU, BKT, BLW and BIT contain important information about DSU, BKT, BLW and BIT, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of DSU, BKT, BLW and BIT carefully and in their entirety before investing. Copies of the final prospectuses for DSU, BKT, BLW and BIT can be obtained from BlackRock at
blackrock.com.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public
personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal
non-public
information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to
non-affiliated
third parties any
non-public
personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated
third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public
personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public
personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021

Sub-Adviser	Independent Registered Public Accounting
BlackRock International Limited	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom
Legal Counsel
BlackRock (Singapore) Limited (a)	Willkie Farr & Gallagher LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Custodian	Address of the Funds
State Street Bank and Trust Company	100 Bellevue Parkway
Boston, MA 02114	Wilmington, DE 19809

(a)	For BLW and BIT.

A D D I T I O N A L I N F O R M A T I O N	225

Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FEDL	Fed Funds Effective Rate

GO	General Obligation Bonds

IO	Interest Only

LIBOR	London Interbank Offered Rate

MTA	Month Treasury Average

PIK	Payment-in-Kind

PO	Principal Only

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SCA	Societe en Commandite par Actions

SG	Syncora Guarantee

SOFR	Secured Overnight Financing Rate

SOFR CME	Secured Overnight Financing Rate Chicago Mercantile Exchange

SONIA	Sterling Overnight Interbank Average Rate

STRIP	Separate Trading of Registered Interest & Principal

TBA	To-Be-Announced

226	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?
blackrock.com  |
 800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
CEFT-BK3-12/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$54,200	$66,912	$2,000	$2,000	$8,788	$17,600	$0	$407

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 The registrant changed its fiscal year end from October 31 to December 31 effective December 31, 2023 whereby this fiscal year consists of the two months ended December 31, 2023.

4 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$10,788	$20,007

1 The registrant changed its fiscal year end from October 31 to December 31 effective December 31, 2023 whereby this fiscal year consists of the two months ended December 31, 2023.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$2,154,000	$2,098,000

1The registrant changed its fiscal year end from October 31 to December 31 effective December 31, 2023 whereby this fiscal year consists of the two months ended December 31, 2023.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi
Lorenzo A. Flores
J. Phillip Holloman
Catherine A. Lynch

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of Scott MacLellan, CFA, Managing Director at BlackRock, Samir Lakhani, Managing Director at BlackRock and Akiva Dickstein, Managing Director at BlackRock. Messrs. MacLellan, Lakhani and Dickstein are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. MacLellan has been a member of the Fund’s portfolio management team since 2018. Messrs. Lakhani and Dickstein have been members of the Fund’s portfolio management team since 2020.

Portfolio Manager	Biography

Akiva Dickstein	Managing Director of BlackRock since 2009; Managing Director of Merrill Lynch Investment Managers, L.P. from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.

Samir Lakhani	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013.

Scott MacLellan, CFA	Managing Director of BlackRock, Inc. since 2022; Director of BlackRock, Inc. from 2010 to 2021; Vice President of BlackRock, Inc. from 2007 to 2009.

(a)(2) As of December 31, 2023:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Akiva Dickstein	23	24	216	0	0	4
	$23.47 Billion	$8.08 Billion	$91.07 Billion	$0	$0	$993.0 Million
Samir Lakhani	6	12	9	0	1	0
	$3.56 Billion	$5.04 Billion	$9.94 Billion	$0	$309.6 Million	$0
Scott MacLellan, CFA	12	17	131	0	0	2
	$10.79 Billion	$3.60 Billion	$55.96 Billion	$0	$0	$912.2 Million

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Dickstein, Lakhani and MacLellan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein, Lakhani and MacLellan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2023:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2023.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark

Akiva Dickstein	A combination of market-based indices (e.g. Bloomberg U.S. Aggregate Index, Bloomberg U.S. Universal Index and Bloomberg Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Samir Lakhani	A combination of market-based CMBS indices, certain customized indices and certain fund industry peer groups.

Scott MacLellan, CFA	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50%

of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2023.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Akiva Dickstein	$50,001 - $100,000
Samir Lakhani	$100,001 - $500,000
Scott MacLellan, CFA	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May, 20091

(d) Consent of Independent Registered Public Accounting Firm

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: February 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: February 26, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Income Trust

Date: February 26, 2024